AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 23, 2001


                                                     Registration No. 333-53168

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM S-3

                                 PRE-EFFECTIVE
                               AMENDMENT NO. 1 TO
                             REGISTRATION STATEMENT
                                      AND
                                 POST-EFFECTIVE
                                   AMENDMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                      RESIDENTIAL ASSET FUNDING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


       NORTH CAROLINA                                  56-2064715
--------------------------------               -------------------------
(State or other jurisdiction of                     I.R.S. Employer
incorporation or organization)                   Identification Number)


                              James F. Powers, Esq.
                Senior Vice President and Deputy General Counsel
                             First Union Corporation
                             One First Union Center
                            301 South College Street
                      Charlotte, North Carolina 28288-0630
          ------------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                                    Copy to:

                             Christopher J. DiAngelo
                              Dewey Ballantine LLP
                           1301 Avenue of the Americas
                          New York, New York 10019-6092
                                 (212) 259-8000

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: /X/

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /

                                  CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------
 Title of each class of     Amount to be      Proposed Maximum Aggregate    Proposed Maximum Aggregate        Amount of
 securities registered       Registered             Price Per Unit                Offering Price          Registration Fee
---------------------------------------------------------------------------------------------------------------------------
Asset Backed Securities      $4,463,651,000(1)           100%                       $4,463,651,000(2)       $1,043,134.75(3)
---------------------------------------------------------------------------------------------------------------------------

(1) In accordance with Rule 429 of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, the prospectus included herein is a combined prospectus which also relates to the registrant's registration statement on Form S-3 (Registration No. 333-81721) (the "Prior Registration Statement"). The amount of securities eligible to be sold under the Prior Registration Statement ($291,112,000 as of October 15,
2001) shall be carried forward to this registration statement. A registration fee in the amount of $417,000 was paid at the time of registration.
(2) Estimated solely for the purpose of calculating the registration fee.
(3) In accordance with Rule 457(p) of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, $1,254,103.64 of the registration fee was previously paid pursuant to the registration on Form S-3 (Registration Statement No. 333-60771) initially filed on August 6, 1998 by The Money Store, Inc. (as representative of several registrants).


PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, EACH PROSPECTUS INCLUDED IN THIS REGISTRATION STATEMENT IS A COMBINED PROSPECTUS AND RELATES TO REGISTRATION STATEMENT NO. 333-81721 ON FORM S-3 FILED BY THE REGISTRANT AND DECLARED EFFECTIVE ON SEPTEMBER 9, 1999. THIS REGISTRATION STATEMENT, WHICH IS A NEW REGISTRATION STATEMENT, ALSO CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 333-81721 AND SUCH POST-EFFECTIVE AMENDMENT SHALL HEREAFTER BECOME EFFECTIVE CONCURRENTLY WITH THE EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND IN ACCORDANCE WITH SECTION 8(C) OF THE SECURITIES ACT OF 1933.


    There is also being registered hereunder an indeterminate amount of asset-backed securities that may be sold by the registrant or any affiliate of the registrant, including First Union Securities, Inc., in furtherance of market-making activities in the asset-backed securities and in connection with which it is necessary under the federal securities laws to deliver a market-making prospectus.

    The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the commission, acting pursuant to said section 8(a), may determine.

PROSPECTUS

--------------------------------------------------------------------------------

RESIDENTIAL ASSET FUNDING CORPORATION            Asset-Backed Securities Sponsor
                                                 Issuable in Series

--------------------------------------------------------------------------------

--------------------------------------------



  YOU SHOULD READ THE SECTION ENTITLED           THE SECURITIES

  "RISK FACTORS" STARTING ON PAGE 3 OF

  THIS PROSPECTUS AND CONSIDER THESE             o        will  be  issued  from
  FACTORS BEFORE MAKING A DECISION TO                     time    to   time   in
  INVEST IN THE SECURITIES.                               series,

                                                 o        will consist of either
                                                          asset-backed
                                                          certificates        or
                                                          asset-backed notes,

                                                 o        will  be  issued  by a
  Retain this prospectus for future                       trust or other special
  reference.  This prospectus may not                     purpose         entity
  be used to consummate sales of                          established   by   the
  securities unless accompanied by the                    sponsor,
  prospectus supplement relating to
  the offering of the securities.                o        will be  backed by one
                                                          or   more   pools   of
                                                          mortgage    loans   or
                                                          manufactured   housing
--------------------------------------------              contracts  held by the
                                                          issuer, and

                                                 o        may  have  one or more
                                                          forms    of     credit
                                                          enhancement,  such  as
                                                          insurance  policies or
                                                          reserve funds.

                NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OF OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          FIRST UNION SECURITIES, INC.


                 The date of this prospectus is October 30, 2001

                                TABLE OF CONTENTS

SUMMARY OF PROSPECTUS..........................................................1

RISK FACTORS...................................................................3

THE SPONSOR....................................................................6


USE OF PROCEEDS................................................................6


DESCRIPTION OF THE SECURITIES..................................................6

   PAYMENTS OF INTEREST........................................................7
   PAYMENTS OF PRINCIPAL.......................................................7
   FINAL SCHEDULED DISTRIBUTION DATE...........................................7
   OPTIONAL REDEMPTION, PURCHASE OR TERMINATION................................8
   MANDATORY TERMINATION; AUCTION SALE.........................................8
   DEFEASANCE..................................................................8
   WEIGHTED AVERAGE LIFE OF THE SECURITIES.....................................8
   FORM OF SECURITIES..........................................................9

THE TRUST FUNDS...............................................................12

   THE MORTGAGE LOANS.........................................................13
   THE CONTRACTS..............................................................16
   PRIVATE SECURITIES.........................................................17
   ACCOUNTS...................................................................19
   COLLECTION AND DISTRIBUTION ACCOUNTS.......................................19
   PRE-FUNDING ACCOUNT........................................................19

CREDIT ENHANCEMENT............................................................20

   SUBORDINATE SECURITIES.....................................................20
   INSURANCE..................................................................20
   RESERVE FUNDS..............................................................21
   MINIMUM PRINCIPAL PAYMENT AGREEMENT........................................22
   DEPOSIT AGREEMENT..........................................................22
   DERIVATIVE CONTRACTS.......................................................22

SERVICING.....................................................................22

   COLLECTION PROCEDURES; ESCROW ACCOUNTS.....................................22
   DEPOSITS TO AND WITHDRAWALS FROM THE COLLECTION ACCOUNT....................23
   ADVANCES AND LIMITATIONS THEREON...........................................24
   MAINTENANCE OF INSURANCE POLICIES AND OTHER SERVICING PROCEDURES...........24
   REALIZATION UPON DEFAULTED MORTGAGE LOANS..................................26
   ENFORCEMENT OF DUE-ON-SALE CLAUSES.........................................26
   SERVICING COMPENSATION AND PAYMENT OF EXPENSES.............................26
   EVIDENCE AS TO COMPLIANCE..................................................27
   MATTERS REGARDING THE SERVICER.............................................27

THE AGREEMENTS................................................................28

   ASSIGNMENT OF PRIMARY ASSETS...............................................29

   REPORTS TO HOLDERS.........................................................30
   EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT............................31
   THE TRUSTEE................................................................33
   DUTIES OF THE TRUSTEE......................................................33
   RESIGNATION OF TRUSTEE.....................................................33
   AMENDMENT OF AGREEMENT.....................................................34
   VOTING RIGHTS..............................................................34
   LIST OF HOLDERS............................................................34
   REMIC ADMINISTRATOR........................................................34
   TERMINATION................................................................34

LEGAL ASPECTS OF LOANS........................................................34

   MORTGAGE LOANS.............................................................35
   CONTRACTS..................................................................41
   SECURITY INTERESTS IN THE MANUFACTURED HOMES...............................41
   ENFORCEMENT OF SECURITY INTERESTS IN MANUFACTURED HOMES....................43
   CONSUMER PROTECTION LAWS...................................................43
   TRANSFERS OF MANUFACTURED HOMES; ENFORCEABILITY OF "DUE-ON-SALE" CLAUSES...44
   APPLICABILITY OF USURY LAWS................................................44
   FORMALDEHYDE LITIGATION WITH RESPECT TO CONTRACTS..........................44
   SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940............................45

MATERIAL FEDERAL INCOME TAX CONSEQUENCES......................................45

   GRANTOR TRUST SECURITIES...................................................46
   REMIC SECURITIES...........................................................47
   DEBT SECURITIES............................................................54
   PARTNERSHIP INTERESTS......................................................55
   FASIT SECURITIES...........................................................57
   DISCOUNT AND PREMIUM.......................................................59
   BACKUP WITHHOLDING.........................................................62
   FOREIGN INVESTORS..........................................................63

STATE TAX CONSIDERATIONS......................................................64

ERISA CONSIDERATIONS..........................................................64

   CERTIFICATES...............................................................65
   NOTES......................................................................67
   CONSULTATION WITH COUNSEL..................................................67

LEGAL INVESTMENT..............................................................68

AVAILABLE INFORMATION.........................................................68

INCORPORATION OF DOCUMENTS BY REFERENCE.......................................68

PLAN OF DISTRIBUTION..........................................................69

LEGAL MATTERS.................................................................69

FINANCIAL INFORMATION.........................................................69

                              SUMMARY OF PROSPECTUS

              This summary highlights selected information from this prospectus and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of your series of securities, read carefully this entire prospectus and the accompanying prospectus supplement.

THE SPONSOR

     Residential Asset Funding Corporation will act as the sponsor of the issuers, meaning that it will establish the issuers and cause them to issue the securities. The principal executive address of the sponsor are located at 301 South College Street, Charlotte, North Carolina 28202-6001, telephone no. (714) 373 -6611.

SECURITIES OFFERED

     Each class of securities will consist of one or more classes of ownership securities or debt securities. Ownership securities represent beneficial ownership interests in the assets held by the issuer. Ownership securities will be issued in the form of certificates. Debt securities represent indebtedness secured by the assets of the issuer. Debt securities will be issued in the form of notes.

     Each series of securities will be issued in one or more classes, one or more of which may be classes of:

     o    fixed-rate securities,

     o    adjustable-rate securities,

     o    compound-interest or accrual securities,

     o    planned-amortization-class securities,

     o    principal-only securities,

     o    interest-only securities,

     o    participating securities,

     o    senior securities, or

     o    subordinated securities.

     The interest rate, principal balance, notional balance, minimum denomination and form of each class of securities will be described in the accompanying prospectus supplement. The securities will be available in either fully registered or book-entry form, as described in the accompanying prospectus supplement.

THE LOANS

     Each issuer will hold one or more pools of loans, which may include:

     o    mortgage  loans  or   manufactured   housing   contracts   secured  by
          one-to-four family residential properties and/or manufactured homes,

     o mortgage loans secured by security interests in shares issued by private, non-profit cooperative housing corporations,

     o    mortgage loans secured by junior liens on the mortgaged properties,

     o mortgage loans with loan-to-value ratios in excess of the appraised value of the mortgaged property,

     o    home improvement retail installment contracts,

     o    revolving home equity lines of credit, and

     o    private securities backed by mortgage loans or contracts.

     The sponsor will direct the issuer to acquire the loans from affiliated originators, unaffiliated originators or warehouse trusts created by the sponsor or an affiliate to finance the origination of loans.

DISTRIBUTIONS ON THE SECURITIES

     Owners of securities will be entitled to receive payments in the manner described in the accompanying prospectus supplement, which will specify:

     o whether distributions will be made monthly, quarterly, semi-annually or at other intervals and dates,

     o the amount allocable to payments of principal and interest on any distribution date, and

     o whether distributions will be made on a pro rata, random lot, or other basis.

CREDIT ENHANCEMENT

     A series of securities, or classes within a series, may have the benefit of one or more types of credit enhancement, including:

     o    the  use  of  excess   interest   to  cover   losses   and  to  create
          over-collateralization,

     o the subordination of distributions on the lower classes to the distributions on more senior classes,

     o the allocation of losses on the underlying loans to the lower classes, and

     o the use of cross support, reserve funds, financial guarantee insurance policies, guarantees and letters of credit.

     The protection against losses afforded by any credit enhancement will be limited in the manner described in the accompanying prospectus supplement.

REDEMPTION OR REPURCHASE OF SECURITIES

     One or more classes of securities may be redeemed or repurchased in whole or in part at the times described in the prospectus supplement and at a price at least equal to the amount necessary to pay all principal and interest on the redeemed classes.

LEGAL INVESTMENT

     The accompanying prospectus supplement will state whether or not the securities will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984.

ERISA LIMITATIONS

     Employee benefit plans should carefully review with their own legal advisors whether the purchase or holding of the securities could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Internal Revenue Code.

FEDERAL INCOME TAX CONSEQUENCES

     Each class of securities offered by this prospectus and the accompanying prospectus supplement will constitute one of the following for federal income tax purposes:

     o    interests in a trust treated as a grantor trust,

     o "regular interests" or "residual interests" in a trust treated as one or more "real estate mortgage investment conduits",

     o    debt issued by the issuer,

     o    interests in an issuer which is treated as a partnership, or

     o "regular interests", "high-yield interests" or "ownership interests" in a trust treated as one or more "financial asset securitization investment trusts".

RATINGS

     The securities offered by this prospectus and the accompanying prospectus supplement will be rated at the time of issuance in one of the four highest rating categories by at least one statistical rating organization.

                                  RISK FACTORS

         You should consider the following risk factors prior to any purchase of any class of securities. You should also consider the information under the caption "Risk Factors" in the accompanying prospectus supplement.

YOUR INVESTMENT IN ANY SECURITY MAY BE AN ILLIQUID INVESTMENT; YOU SHOULD BE PREPARED TO HOLD YOUR SECURITY TO MATURITY.

         A secondary market for these securities is unlikely to develop. If it does develop, it may not provide you with sufficient liquidity of investment or continue for the life of these securities. The underwriters may establish a secondary market in the securities, although no underwriter will be obligated to do so. We neither expect to list the securities on any securities exchange nor to have the securities quoted in the automated quotation system of a registered securities association.

         Issuance of the securities in book-entry form may also reduce the liquidity in the secondary trading market, since some investors may be unwilling to purchase securities for which they cannot obtain definitive physical securities.

THE ASSETS OF THE TRUST FUND WILL BE LIMITED AND, IF THE ASSETS BECOME INSUFFICIENT TO SERVICE THE SECURITIES, LOSSES MAY RESULT.

         The securities will be payable solely from the assets of the trust fund. Neither the sponsor nor any other person will be obligated to make payments to the security holders, except to the extent of any credit enhancement as specifically provided in the prospectus supplement. Consequently, security holders must rely solely upon payments from the trust fund for the payment of principal and interest on the securities.

AS A RESULT OF PREPAYMENT ON THE LOANS OR EARLY REDEMPTION OF THE SECURITIES, YOU COULD BE FULLY PAID SIGNIFICANTLY EARLIER THAN WOULD OTHERWISE BE THE CASE, WHICH MAY ADVERSELY AFFECT THE YIELD TO MATURITY ON YOUR SECURITIES.

         The yield to maturity of the securities may be adversely affected by a higher or lower than anticipated rate of prepayments on the loans. The yield to maturity on interest-only securities purchased at premiums or discounts to par will be extremely sensitive to the rate of prepayments on the loans.

         The underlying loans may be prepaid in full or in part at any time, although prepayment may require the borrower to pay of a prepayment penalty or premium. These penalties will generally not be property of the issuer, and will not be available to fund distributions owing to you. We cannot predict the rate of prepayments of the loans, which is influenced by a wide variety of economic, social and other factors, including prevailing mortgage market interest rates, the availability of alternative financing, local and regional economic conditions and homeowner mobility. Therefore, we can give no assurance as to the level of prepayments that a trust fund will experience.

         Prepayments may result from mandatory prepayments relating to unused monies held in pre-funding accounts, voluntary early payments by borrowers, including payments in connection with refinancings, sales of mortgaged properties subject to "due-on-sale" provisions and liquidations due to default, as well as the receipt of proceeds from insurance policies. In addition, repurchases or purchases from the issuer of loans or the payment of substitution adjustments will have the same effect on the securities as a prepayment of the loans.

         One or more classes of securities of any series may be subject to optional or mandatory redemption or auction sale in whole or in part, on or after a specified date, or on or after the time when the aggregate outstanding principal amount of the underlying loans or the securities is less than a specified amount. You will bear the risk of reinvesting unscheduled distributions resulting from redemption.

         Any of the foregoing principal prepayments may adversely affect the yield to maturity of the prepaid securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that you will be able to reinvest these prepayments at a yield equaling or exceeding the yield on your securities.

CREDIT ENHANCEMENT, EVEN IF PROVIDED, WILL IN ANY EVENT BE LIMITED IN BOTH AMOUNT AND SCOPE OF COVERAGE, AND MAY NOT BE SUFFICIENT TO COVER ALL LOSSES OR RISKS ON YOUR INVESTMENT.

         Credit enhancement may be provided in limited amounts to cover some, but not all, types of losses on the underlying loans and, in most cases, will reduce over time in accordance with a schedule or formula. Furthermore, credit enhancement may provide only very limited coverage as to some types of losses, and may provide no coverage as to other types of losses. Generally, credit enhancement does not directly or indirectly guarantee to the investors any specified rate of prepayments, which is one of the principal risks of your investment. The amount and types of coverage, the identification of any entity providing the coverage, the terms of any subordination and any other information will be described in the accompanying prospectus supplement.

PROPERTY VALUES MAY DECLINE, LEADING TO HIGHER LOSSES ON THE LOANS.

         An investment in the securities, which are backed by residential real estate loans, may be affected by a decline in real estate values. A decline could be caused by a general decline in the real estate market, the borrower's failure to maintain the property or a natural disaster, among other things. If property values were to decline, the rates of delinquencies and foreclosures may rise, thereby increasing the likelihood of loss. If these losses are not covered by any credit enhancement, you will bear all risk of these losses and will have to look primarily to the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest on the defaulted loans.

FORECLOSURE OF MORTGAGED PROPERTIES INVOLVES DELAYS AND EXPENSE AND COULD CAUSE LOSSES ON THE LOANS.

         Even if the mortgaged properties provide adequate security for the loans, substantial delays could be encountered in connection with the foreclosure of defaulted loans, and corresponding delays in the receipt of the foreclosure proceeds could occur. Foreclosures are regulated by state statutes, rules and judicial decisions and are subject to many of the delays and expenses of other lawsuits, sometimes requiring several years to complete. The servicer will be entitled to reimburse itself for any expenses it has paid in attempting to recover amounts due on the liquidated loans, including payments to prior lienholders, accrued fees of the servicer, legal fees and costs of legal action, real estate taxes, and maintenance and preservation expenses, which will reduce the amount of the net recovery by the trust.

ENVIRONMENTAL CONDITIONS ON THE MORTGAGED PROPERTY MAY GIVE RISE TO LIABILITY FOR THE ISSUER.

         Real property pledged as security to a lender may be subject to environmental risks which could cause losses on your securities. Under the laws of some states, contamination of a mortgaged property may give rise to a lien on the mortgaged property to assure the costs of clean-up. In several states, this type of lien has priority over the lien of an existing mortgage or owner's interest against the property. In addition, under the laws of some states and under CERCLA, a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also will increase its risk of environmental liability upon the foreclosure of the mortgaged property, since the lender may then become the legal owner of the property.

STATE AND FEDERAL CREDIT PROTECTION LAWS MAY LIMIT COLLECTION OF PRINCIPAL AND INTEREST ON THE LOANS.

         Residential mortgage lending is highly regulated at both the federal and state levels and violations of these laws, policies and principles may limit the ability of the servicer to collect all or part of the amounts due on the loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the issuer, as the owner of the loan, to damages and administrative enforcement. The occurrence of any of the foregoing could cause losses on your securities.

THE SOLDIERS' AND SAILORS' CIVIL RELIEF ACT MAY LIMIT THE ABILITY TO COLLECT ON THE LOANS.

         The terms of the Soldiers' and Sailors' Civil Relief Act of 1940, or similar state legislation, benefit mortgagors who enter military service after the origination of his or her loan, including a mortgagor who is a member of the National Guard or is in reserve status at the time of the origination of the loan and is later called to active duty. These mortgagors may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The implementation of the Soldiers' and Sailors' Civil Relief Act could have an adverse effect, for an indeterminate period of time, on the ability of the servicer to collect full amounts of interest on these loans.

         In addition, the Soldiers' and Sailors' Civil Relief Act imposes limitations that would impair the ability of the servicer to foreclose on loans during the mortgagor's period of active duty status. Thus, in the event that these loans go into default, there may be delays and losses occasioned by the inability to realize upon the mortgaged property in a timely fashion.

RATINGS ARE NOT RECOMMENDATIONS; THE RATINGS ASSIGNED TO YOUR SECURITIES MAY BE LOWERED OR WITHDRAWN.

         Each series of securities will be rated in one of the four highest rating categories by the rating agency. Any rating would be based on, among other things, the adequacy of the value of the assets and any credit enhancement. A rating is not a recommendation to purchase, hold or sell securities, because as it does not address market price or suitability for a particular investor.

         The ratings assigned to the securities will be based on, among other things, the adequacy of the value of the trust fund and any credit enhancement. Any rating which is assigned may not remain in effect for any given period of time or may be lowered or withdrawn entirely by the rating agencies if, in their judgment, circumstances in the future so warrant. Ratings may also be lowered or withdrawn because of an adverse change in the financial or other condition of a provider of credit enhancement or a change in the rating of a credit enhancement provider's long term debt.

ERISA MAY RESTRICT THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SECURITIES.

     Generally, ERISA applies to investments made by benefit plans and transactions involving the assets of benefit plans. Due to the complexity of regulations that govern benefit plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of securities.

                                   THE SPONSOR

         The sponsor, Residential Asset Funding Corporation, was incorporated in the State of North Carolina. in December 1997, and is a wholly-owned subsidiary of First Union National Bank, a national banking association with its headquarters in Charlotte, North Carolina. The sponsor's principal executive offices are located at One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288. Its telephone number is (704) 590-6161.

                                 USE OF PROCEEDS

         The net proceeds from the sale of each series of securities will be applied to one or more of the following purposes: to acquire the primary assets, to repay indebtedness which has been incurred to obtain funds to acquire the primary assets, to establish any reserve funds described in the prospectus supplement and to pay costs of structuring and issuing the securities, including the costs of obtaining credit enhancement, if any. The acquisition of the primary assets for a series may be effected by an exchange of securities with the seller of the primary assets. The seller may agree to reimburse the sponsor for fees and expenses of the sponsor incurred in connection with the offering of the securities.

                          DESCRIPTION OF THE SECURITIES

         The sponsor may offer from time to time the securities, which may be asset-backed notes or certificates, in one or more series.

         The certificates of a series will evidence undivided interests in assets deposited into a trust fund. The notes of a series will represent indebtedness secured by the trust fund. A series may consist of both notes and certificates.

         Each series of securities will consist of one or more classes of securities, one or more of which may be compound interest securities, variable interest securities, pac securities, zero coupon securities, principal only securities, interest only securities or participating securities. A series may also include one or more classes of subordinate securities.

         If a series includes multiple classes, the amount, percentage and timing of distributions of principal, interest or both to each class may vary and one or more classes' right to distributions of principal, interest or both may be subordinated to other classes. The primary assets and other assets comprising the trust fund may be divided into one or more groups and one or more classes may evidence beneficial ownership of or be secured by the corresponding group.

         The trustee, or a paying agent on its behalf, will make payments of principal of and interest on the securities. Interest on and principal of the securities of a series will be payable on each distribution date at the times, at the rates, in the amounts and in the order of priority described in the prospectus supplement. Payments will be made by check mailed to holders of record at their addresses appearing on the security register. Payments may be made, however, by wire transfer, at the expense of the holder requesting payment by wire transfer, in circumstances described in the prospectus supplement. Final payments of principal in retirement of each security will be made only upon presentation and surrender of the security at the office of the trustee specified in the prospectus supplement. The trustee will mail notice of the final payment on a security to the holder of the security before the distribution date on which the trustee expects to make the final principal payment.

PAYMENTS OF INTEREST

         The interest-bearing securities of each class will bear interest from the date and at the rate per annum specified, or calculated in the method described in, the prospectus supplement. The rate of interest on securities of a series may be variable or may change with changes in the annual percentage rates of the loans and/or as prepayments occur on the loans. Principal-only securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions.

         Interest payable on the securities on a distribution date will include all interest accrued during the period specified in the prospectus supplement. In the event interest accrues during the calendar month preceding a distribution date, the effective yield to holders will be reduced from the yield that would otherwise be obtainable if interest payable on the securities were to accrue through the day immediately preceding the distribution date.

PAYMENTS OF PRINCIPAL

         On each distribution date for a series, principal payments will be made to the holders of the securities of the series on which principal is then payable, as described in the prospectus supplement. Principal payments will be allocated among the classes of a series in the manner, at the times and in the priority described in the prospectus supplement.

         The rate of principal payments of each class may depend principally upon the rate of payment, including prepayments, on the primary assets. A rate of prepayment lower or higher than anticipated will affect the yield on the securities of a series in the manner described under "--Weighted Average Life of the Securities." Under limited circumstances, a series of securities may be subject to termination or redemption. See " --Optional Redemption, Purchase or Termination" below.

FINAL SCHEDULED DISTRIBUTION DATE

         The final scheduled distribution date on each class of securities is the date no later than which the principal balance is expected to be reduced to zero, calculated on the basis of the assumptions described in the prospectus supplement. The final scheduled distribution date will be specified in the prospectus supplement. Since payments on the primary assets will be used to make distributions in reduction of the outstanding principal amount of the securities, it is likely that the actual final distribution date of any class will occur earlier, and may occur substantially earlier, than its final scheduled distribution date.

         Furthermore, as a result of delinquencies, defaults and liquidations of the primary assets in the trust fund, the actual final distribution date of any certificate may occur later than its final scheduled distribution date. No assurance can be given as to the actual prepayment experience of a series. See "--Weighted Average Life of the Securities" below.

OPTIONAL REDEMPTION, PURCHASE OR TERMINATION

         One or more classes of securities of any series may be subject to optional redemption or repurchase, in whole or in part, on any distribution date by the seller, servicer or credit enhancer or an affiliate thereof. Redemption or repurchase may occur on or after a specified date, or on or after the time as the aggregate outstanding principal amount of the securities or primary assets, is less than a percentage not to exceed 20% of the initial aggregate principal balance of the securities or primary assets. The redemption, purchase or repurchase price may not be less than an amount necessary to pay all principal and interest on the securities outstanding. If we have made a REMIC election, the trustee shall receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under section 860F of the Internal Revenue Code. The risk of reinvesting unscheduled distributions resulting form prepayments of the securities will be borne by the holders. Neither the trust nor the holders will have any continuing liability under an optional redemption or repurchase.

MANDATORY TERMINATION; AUCTION SALE

         The trustee, the servicer or the seller may be required to effect early retirement of a series of securities by auction sale. Within a period following the failure of the holder of the optional termination right to exercise its right, the required party shall solicit bids for the purchase of all primary assets remaining in the trust. In the event that satisfactory bids are received, the net sale proceeds will be distributed to holders in the same order of priority as collections on the loans. A satisfactory bid will not be less than an amount necessary to pay all principal and interest on the notes. If satisfactory bids are not received, the required party shall decline to sell the loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the loans. The sale and consequent termination of the trust must constitute a "qualified liquidation" of each REMIC.

DEFEASANCE

         The indenture may provide that a trust fund may be discharged through defeasance. In a defeasance, a party will deposit with the trustee money and/or direct obligations of or obligations guaranteed by the United States of America which will provide money in an amount sufficient to pay each installment of interest and, on the final scheduled distribution date, principal on the notes. In the event of any defeasance and discharge of notes, note holders would be able to look only to the deposited money and/or direct obligations for payment of principal and interest, if any, on their notes until maturity.

WEIGHTED AVERAGE LIFE OF THE SECURITIES

         "Weighted average life" refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of the securities of a class will be influenced by the rate at which the amount financed under primary assets included in the trust fund for a series is paid. Repayment may be in the form of scheduled amortization or prepayments.

         Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The prospectus supplement will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each class of securities and the percentage of the original principal amount of each class of securities that would be outstanding on specified distribution dates based on the assumptions stated in the prospectus supplement, including assumptions that prepayments on the mortgage loans or underlying loans relating to the private securities, as applicable, included in the trust fund are made at rates corresponding to various percentages of the prepayment standard or model specified in the prospectus supplement.

         There is, however, no assurance that prepayment of the loans will conform to any level of any prepayment standard or model specified in the prospectus supplement. The rate of principal prepayments on pools of loans may be influenced by a variety of factors, including job related factors such as transfers, layoffs or promotions and personal factors such as divorce, disability or prolonged illness. Economic conditions, either generally or within a particular geographic area or industry, also may affect the rate of principal prepayments. Demographic and social factors may influence the rate of principal prepayments in that some borrowers have greater financial flexibility to move or refinance than do other borrowers. The deductibility of mortgage interest payments, servicing decisions and other factors also affect the rate of principal prepayments. As a result, there can be no assurance as to the rate or timing of principal prepayments of the mortgage loans or underlying loans either from time to time or over the lives of the loans.

         The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the loans, the loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by the loans. In this regard, it should be noted that the loans may have different interest rates. In addition, the weighted average life of the securities may be affected by the varying maturities of the loans. If any loans have actual terms-to-stated maturity of less than those assumed in calculating the final scheduled distribution date of the securities, one or more classes of the series may be fully paid prior to their respective final scheduled distribution date, even in the absence of prepayments.

FORM OF SECURITIES

         The securities in each series will either be issued as physical certificates or in book-entry form. Physical certificates in fully registered form will be transferable and exchangeable at the corporate trust office of the registrar of the securities named in the prospectus supplement. No service charge will be made for any registration of exchange or transfer of securities, but the trustee may require payment of a sum sufficient to cover any tax or other government charge.

         Securities issued in book-entry form may be held either through the Depository Trust Company (in the United States) or Clearstream, Luxembourg or Euroclear (in Europe) if the investors are participants of such systems, or indirectly through participants in such systems. Securities issued in book-entry form will be registered in the name of Cede & Co., the nominee of DTC. DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered under the provisions of section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities for its participating organizations and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

         Under a book-entry format, holders that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of the securities registered in the name of Cede & Co., as nominee of DTC, may do so only through participants and indirect participants. In addition, the holders will receive all distributions of principal of and interest on the securities from the trustee through DTC and its participants. Under a book-entry format, holders will receive payments after each distribution date because, while payments are required to be forwarded to Cede & Co., as nominee for DTC, on each distribution date, DTC will forward payments to its participants, which thereafter will be required to forward payments to indirect participants or holders. Unless and until physical securities are issued, it is anticipated that the only holder will be Cede & Co., as nominee of DTC, and that the beneficial holders of securities will not be recognized by the trustee as holders under the agreements. The beneficial holders will only be permitted to exercise the rights of holders under the agreements indirectly through DTC and its participants who in turn will exercise their rights through DTC.

         DTC is required to make book-entry transfers of securities among participants and is required to receive and transmit payments of principal of and interest on the securities. Participants and indirect participants with which holders have securities accounts similarly are required to make book-entry transfers and receive and transmit payments on behalf of their respective holders. Accordingly, although holders will not process securities, the rules provide a mechanism by which holders will receive distributions and will be able to transfer their interests.

         Unless and until physical certificates are issued, holders who are not participants may transfer ownership of securities only through participants by instructing participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of securities, which account is maintained with their respective participants. In accordance with DTC's normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the respective participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing holders.

         Cross-market transfers between DTC, on the one hand, and, directly or indirectly through Euroclear or Clearstream, or their respective participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of Euroclear or Clearstream, Luxembourg, as the case may be, by its respective depositary; however, these cross-market transactions will require delivery of instructions to Euroclear or Clearstream, Luxembourg, as the case may be, by the counterparty in the system in accordance with its rules and procedures and within its established deadlines (Brussels time). Euroclear or Clearstream, Luxembourg, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to DTC to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for immediately available funds settlement applicable to DTC. Clearstream, Luxembourg participants and Euroclear participants may not deliver instructions directly to DTC.

         Because of time zone differences, the securities account of a Euroclear or Clearstream, Luxembourg participant purchasing an interest in a security from a DTC participant will be credited during the securities settlement processing day (which must be a business day for Euroclear and Clearstream, Luxembourg) immediately following the DTC settlement date and the credit of any transaction in interests in a security settled during the processing day will be reported to the relevant Euroclear or Clearstream, Luxembourg participant on that day. Cash received by Euroclear or Clearstream, Luxembourg as a result of sales of securities by or through a Euroclear or Clearstream, Luxembourg participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Euroclear or Clearstream, Luxembourg cash account only as of the business day following settlement in DTC.

         Because DTC can only act on behalf of participants, who in turn act on behalf of indirect participants and banks, the ability of a holder to pledge securities to persons or entities that do not participate in the DTC system, or otherwise act as the owner of the securities may be limited due to the lack of a physical certificate.

         DTC in general advises that it will take any action permitted to be taken by a holder under an agreement only at the direction of one or more participants to whose account with DTC the securities are credited. Additionally, DTC in general advises that it will take actions on behalf of specified percentages of the holders only at the direction of participants whose holdings include current principal amounts of outstanding securities that satisfy the specified percentages. DTC may take conflicting actions with respect to other current principal amounts of outstanding securities to the extent that actions are taken on behalf of participants whose holdings include current principal amounts of outstanding securities.

         Clearstream, Luxembourg (formerly known as Cedelbank, societe anonyme or Cedel) is incorporated under the laws of Luxembourg and is a global securities settlement clearing house. Clearstream holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream,m Luxembourg participants through electronic book-entry changes in accounts of Clearstream, Luxembourg participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream, Luxembourg in any of 28 currencies, including United States dollars. Clearstream, Luxembourg provides to its participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities, and securities lending and borrowing. Clearstream, Luxembourg interfaces with domestic markets in several countries. Clearstream, Luxembourg is regulated as a bank by the Luxembourg Monetary Institute. Clearstream, Luxembourg participants are recognized financial institutions around the workd, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream, Luxembourg is also available to others, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a Clearstream, Luxembourg participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of the Euroclear system and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need of physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 27 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries. Euroclear is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium Office, under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts maintained with the Euroclear operator, not the Cooperative. The Cooperative established policy for the Euroclear system on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers, and other professional financial intermediaries. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation that is a member of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts under the Terms and Conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

         Any securities initially registered as physical certificates in the name of Cede & Co., as nominee of DTC, will be issued in fully registered, certificated form to holders or their nominees, rather than to DTC or its nominee only under the events specified in the agreements and described in the prospectus supplement. Upon the occurrence of any of the events specified in the agreements and the prospectus supplement, DTC will be required to notify all participants of the availability through DTC of physical certificates. Upon surrender by DTC of the securities representing the securities and instruction for re-registration, the trustee will take the securities in the form of physical certificates, and thereafter the trustee will recognize the holders of physical certificates as holders. Thereafter, payments of principal of and interest on the securities will be made by the trustee directly to holders. The final distribution of any security, whether physical certificates or securities registered in the name of Cede & Co., however, will be made only upon presentation and surrender of the securities on the final distribution date at the office or agency specified in the notice of final payment to holders.

                                 THE TRUST FUNDS

         Each trust fund will include assets originated or acquired by the seller or sellers specified in the prospectus supplement composed of:

         o primary assets, which may include one or more pools of (1) mortgage loans that are secured by mortgages or deeds of trust on residential properties, (2) manufactured housing conditional sale contracts and installment agreements that are secured by manufactured homes, and (3) securities backed or secured by loans,

         o all monies due on the loans net, if and as provided in the prospectus supplement, of amounts payable to the servicer of the loans,

         o funds on deposit in any pre-funding and capitalized interest accounts,

         o reserve funds, letters of credit, surety bonds, insurance policies or other forms of credit support,

         o any mortgaged property acquired by foreclosure or deed in lieu of foreclosure or repossession,

         o        any manufactured home acquired by repossession and

         o        any   amount  on  deposit   in  the   collection   account  or
                  distribution account.

         The mortgage loans will be secured by mortgages and deeds of trust or other similar security instruments creating a lien on a mortgaged property, which may be subordinated to one or more senior liens on the mortgaged property. The contracts will be secured by security interests taken in the manufactured homes.

         A maximum of 5%, by initial principal balance, of the aggregate primary assets that are included in a trust fund at the closing date will deviate from the characteristics that are described in the prospectus supplement.

         The securities will be non-recourse obligations secured by the trust fund. Holders of a series of notes may only proceed against the collateral securing the notes in the case of a default and may not proceed against any assets of the sponsor or the trust fund not pledged to secure the notes.

         The primary assets for a series will be acquired by the trust fund from the seller, or may be acquired in the open market or in privately negotiated transactions. Loans relating to a series will be serviced by the servicer, which may be the seller, specified in the prospectus supplement, under a servicing agreement between the trust fund and servicer.

         "Agreement" means, as to a series of certificates, the pooling and servicing agreement or trust agreement, and as to a series of notes, the indenture and the servicing agreement, as the context requires.

         A trust fund relating to a series of securities may be a business trust formed under the laws of the state specified in the prospectus supplement.

         Prior to the initial offering of a series of securities, the trust fund will have no assets or liabilities. We do not expect any trust fund to engage in any activities other than acquiring, managing and holding the trust assets and the proceeds thereof, issuing securities and making distributions thereon. No trust fund will have any significant source of capital other than its assets and any credit enhancement.

         Primary assets included in the trust fund for a series may consist of any combination of mortgage loans, contracts and private securities. Some of the loans may be delinquent, although the loans that are delinquent as of the cut-off date will not exceed 20% of the initial aggregate principal balance of the primary assets for that series. The following is a brief description of the loans we expect to be include as trust property.

THE MORTGAGE LOANS

         Mortgage Loans. The primary assets for a series may consist, in whole or in part, of mortgage loans secured by mortgages on one- to four-family residential housing, including condominium units and cooperative dwellings which may be subordinated to other mortgages on the same mortgaged property. The mortgage loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the prospectus supplement.

         The mortgage loans may be either "closed-end" loans, which do not permit the borrower to obtain the proceeds of future advances, or "open-end" loans structured as lines of credit, which permit the borrower, subject to a maximum dollar amount, to obtain more than one advance of proceeds. The mortgage loans will be secured by first, second or more junior liens on fee simple or leasehold interests in one- to four-family residential properties. The principal and interest on the mortgage loans included in the trust for a series of securities will be payable either on the first day of each month or on different scheduled days throughout each month, and the interest will be calculated either on a simple interest, actuarial method or "Rule of 78s" method. When a full principal prepayment is paid on a mortgage loan during a month, the mortgagor is generally charged interest only on the days of the month actually elapsed up to the date of prepayment, at a daily interest rate that is applied to the principal amount of the mortgage loan so prepaid.

         Payment Terms. The payment terms of the mortgage loans to be included in a trust for a series will be described in the prospectus supplement and may include any of the following features of combinations thereof or other features described in the prospectus supplement:

         o Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index, a rate that is fixed for a period of time or under specified circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from and adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of limitations. Accrued interest may be deferred and added to the principal of a mortgage loan for periods and under circumstances specified in the prospectus supplement. Mortgage loans may provide for the payment of interest at a rate lower than the specified loan rate for a period of time of for the life of the mortgage loan, and the amount of any difference may be contributed from funds supplied by the seller of the mortgaged property or another source.

         o Principal may be payable on a level debt service basis to fully amortize the mortgage loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the loan rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity. Principal may include interest that has been deferred and added to the principal balance of the mortgage loan.

         o Monthly payments of principal and interest may be fixed for the life of the mortgage loan, may increase over a specified period of time or may change from period to period. Mortgage loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

         o Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the mortgage loan or may decline over time, and may be prohibited for the life of the mortgage loan or for specified periods. Some mortgage loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any subsequent prepayment. Other mortgage loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The mortgage loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire mortgage loan in connection with the sale or transfer of the mortgaged property. Other mortgage loans may be assumable by persons meeting the then applicable underwriting standards of the seller.

         Amortization of the Mortgage Loans. The mortgage loans will provide for payments that are allocated to principal and interest according to either the actuarial method, the simple interest method or the "Rule of 78s" method. The prospectus supplement will state whether any of the mortgage loans will provide for deferred interest or negative amortization.

         An actuarial mortgage loan provides for payments in level monthly installments except, in the case of a balloon loan, the final payment, consisting of interest equal to one-twelfth of the applicable loan rate times the unpaid principal balance, with the remainder of the payment applied to principal.

         A simple interest mortgage loan provides for the amortization of the amount financed under the mortgage loan over a series of equal monthly payments except, in the case of a balloon loan, the final payment. Each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the mortgage loan being multiplied by the stated loan rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on the mortgage loan. As payments are received under a simple interest mortgage loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a simple interest mortgage loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will result in an allocation of a greater amount to interest if the payment is made on its scheduled due date.

         Conversely, if a borrower pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment under a simple interest mortgage loan is made on or prior to its scheduled due date, the principal balance of the mortgage loan will amortize in the manner described in the preceding paragraph. However, if the borrower consistently makes scheduled payments after the scheduled due date, the mortgage loan will amortize more slowly than scheduled. If a simple interest mortgage loan is prepaid, the borrower is required to pay interest only to the date of prepayment.

         Some mortgage loans may be insured under the Federal Housing Authority Title I credit insurance program created under sections 1 and 2(a) of the National Housing Act of 1934. Under the Title I program, the Federal Housing Authority is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I program operates as a coinsurance program in which the Federal Housing Authority insures up to 90% of specified losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's Federal Housing Authority insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

         The mortgaged properties will include single family property, which is one-to four-family residential housing, including condominium units and cooperative dwellings. The mortgaged properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Each single family property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term at least equal to the term of the mortgage. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.

         The prospectus supplement will specify whether or not mortgages on cooperative dwellings consist of a lien on the shares issued by the cooperative dwelling and the proprietary lease or occupancy agreement relating to the cooperative dwelling.

         The aggregate principal balance of mortgage loans secured by mortgaged properties that are owner-occupied will be disclosed in the prospectus supplement. The sole basis for a representation that a given percentage of the mortgage loans are secured by single family property that is owner-occupied will be either (1) the making of a representation by the mortgagor at origination of the mortgage loan either that the underlying mortgaged property will be used by the mortgagor for a period of at least six months every year or that the mortgagor intends to use the mortgaged property as a primary residence, or (2) a finding that the address of the underlying mortgaged property is the mortgagor's mailing address as reflected in the servicer's records. To the extent specified in the prospectus supplement, the mortgaged properties may include non-owner occupied investment properties and vacation and second homes.

         The initial combined loan-to-value ratio of a mortgage loan is computed in the manner described in the prospectus supplement, taking into account the amounts of any senior loans.

         Additional Information. The selection criteria for the mortgage loans, including loan-to-value ratios, original terms to maturity and delinquency information, will be specified in the prospectus supplement.

         The trust fund may include mortgage loans that do not amortize their entire principal balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining principal balance at maturity. The trust fund may include mortgage loans that do not have a specified stated maturity.

         The prospectus supplement for a series for which the primary assets include mortgage loans will specify, to the extent relevant and to the extent the information is reasonably available to the sponsor and the sponsor reasonably believes the information to be reliable:

         o        the aggregate unpaid principal balance;

         o the range and weighted average loan rate, and, in the case of adjustable rate loans, the range and weighted average of the current loan rates and the lifetime rate caps, if any;

         o        the range and average outstanding principal balance;

         o        the weighted  average  original and  remaining  term-to-stated
                  maturity   and   the   range   of   original   and   remaining
                  terms-to-stated maturity, if applicable;

         o the range and weighted average of combined loan-to-value ratios or loan-to-value ratios;

         o the percentage of mortgage loans that accrue interest at adjustable or fixed interest rates;

         o        the geographic distribution of the mortgaged properties;

         o the percentage of mortgage loans that are secured by single family mortgaged properties, shares relating to cooperative dwellings, condominium units, investment property and vacation or second homes;

         o        the lien priority;

         o        year of origination; and

         o the delinquency status, including the duration and history of delinquencies and the percentage of delinquent mortgage loans.

         The prospectus supplement will also specify any other limitations on the types or characteristics of mortgage loans for a series.

THE CONTRACTS

         Contracts. Each pool of contracts in a trust fund will consist of conventional manufactured housing installment sales contracts and installment loan agreements originated by a manufactured housing dealer in the ordinary course of business and purchased by the seller. Each contract will be secured by manufactured homes, each of which will be located in any of the fifty states or the District of Columbia. The contracts will be fully amortizing and will bear interest at a fixed or adjustable annual percentage rate. The seller of the contracts may retain a portion of the interest payments, called a "fixed retained yield." If the seller retains a fixed retained yield, the trust will be entitled to payments on the contracts after payment of the fixed retained yield.

         Manufactured homes, unlike site-built homes, generally depreciate in value. Consequently, at any time after origination it is possible, especially in the case of contracts with high loan-to-value ratios at origination, that the market value of a manufactured home may be lower than the principal amount outstanding under the contract.

         Additional Information. The prospectus supplement for a series for which the primary assets include contracts will specify, to the extent relevant and to the extent the information is reasonably available to the sponsor and the sponsor reasonably believes the information to be reliable:

         o        the initial aggregate principal balance;

         o        the range of original terms to maturity;

         o        the weighted average remaining term to stated maturity;

         o        the earliest and latest origination dates;

         o        the range of contract rates and net contract rates;

         o        the weighted average net contract rate;

         o        the geographic distribution of manufactured homes;

         o        the   percentage  of  any  contracts   which  are  secured  by
                  manufactured homes which have become permanently affixed to real estate;

         o the percentage of the contracts representing the refinancing of existing indebtedness;

         o        the range of loan-to-value ratios and

         o the highest outstanding principal balance at origination of any contract.

         The contracts in a trust fund will generally have monthly payments due on the first of each month and will be fully-amortizing contracts. Contracts may have due dates which occur on a date other than the first of each month. The contract pools may include adjustable rate contracts that provide for payment adjustments to be made less frequently than adjustments in the contract rates. Each adjustment in the contract rate which is not made at the time of a corresponding adjustment in payments, and which adjusted amount of interest is not paid currently on a voluntary basis by the obligor, will result in a change in the rate of amortization of the contract. Moreover, payment adjustments on the contracts may be subject to limitations, as specified in the prospectus supplement, which may also affect the rate of amortization on the contract. As a result, the amount of interest accrued in any month may equal or exceed the scheduled monthly payment on the contract. In any such month, no principal would be payable on the contract, and if the accrued interest exceeded the scheduled monthly payment, the excess interest due would become "deferred interest that is added to the principal balance of the contract. Deferred interest will bear interest at the contract rate until paid. If the limitations prevent the payments from being sufficient to amortize fully the contract by its stated maturity date, a lump sum payment equal to the remaining unpaid principal balance will be due on the stated maturity date.

PRIVATE SECURITIES

         Primary assets for a series may consist, in whole or in part, of "private securities" which include pass-through certificates representing beneficial interests in underlying loans of the type that would otherwise be eligible to be loans or collateralized obligations secured by underlying loans. Private securities may have previously been offered to the public and not purchased as part of the original distribution or may be acquired in a private transaction. Although individual underlying loans may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and private securities themselves will not be so insured or guaranteed.

         Private securities will have been issued under a pooling and servicing agreement, a trust agreement or similar agreement. The seller/servicer of the underlying loans will have entered into the underlying agreement with the underlying trustee. The underlying trustee or its agent, or a custodian, will possess the underlying loans. Underlying loans will be serviced by a servicer directly or by one or more sub-servicers who may be subject to the supervision of the underlying servicer.

         The sponsor of the private securities will be a financial institution or other entity engaged generally in the business of lending; a public agency or instrumentality of a state, local or federal government; or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling loans to trusts, and selling beneficial interests in trusts. The underlying sponsor may be an affiliate of the sponsor. The obligations of the underlying sponsor will generally be limited to representations and warranties as to the assets conveyed by it to the trust. Additionally, although the underlying loans may be guaranteed by an agency or instrumentality of the United States, the private securities themselves will not be so guaranteed.

         Distributions of principal and interest will be made on the private securities on the dates specified in the prospectus supplement. The private securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the private securities by the underlying trustee or the underlying servicer. The underlying sponsor or the underlying servicer may have the right to repurchase the underlying loans after a specified date or under other circumstances specified in the prospectus supplement.

         The underlying loans may be fixed rate, level payment, fully amortizing loans or adjustable rate loans or loans having balloon or other irregular payment features. Underlying loans will be secured by mortgages on mortgaged properties.

         Credit Support Relating to Private Securities. Credit support in the form of reserve funds, subordination of other private securities issued under the underlying agreement, guarantees, letters of credit, cash collateral accounts, insurance policies or other types of credit support may be provided with respect to the underlying loans or with respect to the private securities themselves. The type, characteristics and amount of credit support will be a function of characteristics of the underlying loans and other factors and will have been established for the private securities on the basis of requirements of the rating agency that rated the private securities.

         Additional Information. The prospectus supplement for a series for which the primary assets include private securities will specify, to the extent relevant and to the extent the information is reasonably available to the sponsor and the sponsor reasonably believes the information to be reliable:

         o        the aggregate approximate principal amount and type;

         o        the maximum original term-to-stated maturity;

         o        the weighted average term-to-stated maturity;

         o        the pass-through or certificate rate or ranges thereof;

         o the underlying sponsor, the underlying servicer and the underlying trustee;

         o characteristics of credit support relating to the underlying loans or to the private securities;

         o the terms on which underlying loans may, or are required to, be purchased prior to their stated maturity or the stated maturity of the private securities;

         o the terms on which underlying loans may be substituted for those originally underlying the private securities;

         and, as to the underlying loans, the following:

         o the payment features, including whether the underlying loans are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features;

         o the approximate aggregate principal balance, if known, of the underlying loans insured or guaranteed by a governmental entity;

         o        the servicing fee or range of servicing fees;

         o        the minimum and maximum stated maturities at origination;

         o        the lien priority; and

         o        the delinquency status and year of origination.

ACCOUNTS

         Each trust fund will include one or more accounts. Each account will either be an account maintained at a depository institution, the long-term unsecured debt obligations of which are satisfactory to each rating agency or an account the deposits in which are insured to the maximum extent available by the Federal Deposit Insurance Corporation or which are secured in a manner meeting requirements established by each rating agency.

         The trustee may invest the funds in the accounts in eligible investments maturing, with exceptions, not later than the day preceding the date funds are due to be distributed. Eligible investments include, among other investments, obligations of the United States and agencies thereof, federal funds, certificates of deposit, commercial paper, demand and time deposits and banker's acceptances, repurchase agreements of United States government securities and guaranteed investment contracts, in each case, acceptable to the rating agencies rating the securities.

COLLECTION AND DISTRIBUTION ACCOUNTS

         A separate collection account will be established in the name of the trustee for receipt of all amounts received from the primary assets. Amounts on deposit in the collection account and amounts available from any credit enhancement will be deposited in a distribution account, which will also be established in the name of the trustee, for distribution to the holders.

PRE-FUNDING ACCOUNT

         A trust fund may include a "pre-funding account." On the closing date, the "pre-funded amount," which is a portion of the proceeds of the sale of the securities of a series, will be deposited in the pre-funding account and may be used to acquire additional primary assets during a specified "pre-funding period." If any pre-funded amount remains on deposit in the pre-funding account at the end of the pre-funding period, it will be applied in the manner specified in the prospectus supplement to prepay the notes and/or the certificates of the applicable series.

         If a pre-funding account is established:

         o the pre-funding period will not exceed 1 year from the closing date,

         o the additional primary assets to be acquired during the pre-funding period will be subject to the same representations and warranties and satisfy the same eligibility requirements as the primary assets included in the trust fund on the closing date, subject to the exceptions stated in the prospectus supplement,

         o the pre-funding amount will not exceed 50% of the principal amount of the securities issued and

         o prior to the investment of the pre-funded amount in additional primary assets, the pre-funded amount will be invested in one or more eligible investments.

         If a pre-funding account is established, a "capitalized interest account" may be established and maintained with the trustee. On the closing date, funds will be deposited in the capitalized interest account and used to fund any shortfall in the interest accrued on the securities and fees or expenses during the pre-funding period. Any amounts on deposit in the capitalized interest account at the end of the pre-funding period that are not necessary to fund any shortfall will be distributed to the person specified in the prospectus supplement.

         If a trust fund includes a pre-funding account and the principal balance of additional primary assets delivered to the trust fund during the pre-funding period is less than the original pre-funded amount, the securityholders will receive a prepayment of principal to the extent described in the prospectus supplement. Any principal prepayment may adversely affect the yield to maturity of the applicable securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest a prepayment at yields equaling or exceeding the yields on the securities. It is possible that the yield on any reinvestment will be lower, and may be significantly lower, than the yield on the securities.

                               CREDIT ENHANCEMENT

         The sponsor may obtain credit enhancement, which may include an irrevocable letter of credit, surety bond or insurance policy, issue subordinate securities or obtain any other form of credit enhancement or combination thereof in favor of the trustee on behalf of the holders of a series or designated classes of a series from an institution or by other means. The credit enhancement will support the payment of principal and interest on the securities, and may be applied for other purposes to the extent and under the conditions described in the prospectus supplement. Credit enhancement for a series may include one or more of the following forms, or another form specified in the prospectus supplement. Credit enhancement may be structured so as to protect against losses relating to more than one trust fund.

SUBORDINATE SECURITIES

         Credit enhancement for a series may consist of one or more classes of subordinate securities. The rights of holders of subordinate securities to receive distributions on any distribution date will be subordinate in right and priority to the rights of holders of senior securities of the series.

INSURANCE

         Credit enhancement for a series may consist of special hazard insurance policies, bankruptcy bonds and other types of insurance relating to the primary assets.

         Pool Insurance Policy. The pool insurance policy will cover, subject to the limitations described in a prospectus supplement, losses resulting from defaults, but will not cover the portion of the principal balance of any loan that is required to be covered by any primary mortgage insurance policy.

         Special Hazard Insurance Policy. A special hazard insurance policy typically provides that, where there has been damage to mortgaged property securing a defaulted or foreclosed mortgage loan or the manufactured home underlying a contract, title to which has been acquired by the insured, and to the extent the damage is not covered by the standard hazard insurance policy or any flood insurance policy, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay the lesser of (1) the cost of repair or replacement of the mortgaged property or manufactured home or (2) upon transfer of the mortgaged property or manufactured home to the special hazard insurer, the unpaid principal balance of the loan at the time of foreclosure, plus accrued interest to the date of claim settlement and expenses incurred by the servicer. If the unpaid principal balance plus accrued interest and expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be correspondingly reduced, less any net proceeds from the sale of the mortgaged property or manufactured home. Any amount paid as the cost of repair of a mortgaged property or manufactured home will reduce coverage by the amount paid. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, governmental actions, errors in design, faulty workmanship or materials, except under specified circumstances, nuclear reaction, if the mortgaged property is in a federally designated flood area, flood, chemical contamination and related other risks.

         Restoration of the mortgaged property or replacement of the manufactured home with the proceeds described under (1) above is expected to satisfy the condition under any pool insurance policy that the mortgaged property be restored or manufactured home replaced before a claim under the pool insurance policy may be validly presented with respect to the defaulted loan. The payment described under (2) above will render unnecessary presentation of a claim for the loan under any pool insurance policy. Therefore, so long as a pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the loan plus accrued interest and expenses will not affect the total insurance proceeds paid to security holders, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.

         Bankruptcy Bond. In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the mortgaged property or manufactured home at an amount less than the then-outstanding principal balance of the loan. The amount of the secured debt could be reduced to the assigned value, and the holder of the loan thus would become an unsecured creditor to the extent the outstanding principal balance of the loan exceeds the assigned value. In addition, other modifications of the terms of a loan can result from a bankruptcy proceeding. See "Legal Aspects of the Loans." The sponsor may obtain a bankruptcy bond or similar insurance contract covering losses resulting from proceedings with respect to borrowers under the federal bankruptcy code. The bankruptcy bond will cover losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a loan or a reduction by a bankruptcy court of the principal amount of a loan and will cover unpaid interest on the amount of the principal reduction from the date of the filing of a bankruptcy petition.

RESERVE FUNDS

         The sponsor may deposit into one or more funds to be established with the trustee as part of the trust fund or for the benefit of any credit enhancer, cash, a letter or letters of credit, cash collateral accounts, eligible investments, or other instruments meeting the criteria of the rating agency rating any series. In the alternative or in addition to an initial deposit, a reserve fund may be funded over time through application of all or a portion of the excess cash flow from the primary assets, to the extent described in the prospectus supplement.

         Amounts withdrawn from any reserve fund will be applied by the trustee to make payments on the securities of a series, to pay expenses, to reimburse any credit enhancer or for any other purpose.

         The trustee will invest amounts deposited in a reserve fund in eligible investments.

MINIMUM PRINCIPAL PAYMENT AGREEMENT

         The sponsor may enter into a minimum principal payment agreement with an entity specified in the prospectus supplement. The entity would provide payments on the securities of a series in the event that aggregate scheduled principal payments and/or prepayments on the primary assets are not sufficient to make payments on the securities.

DEPOSIT AGREEMENT

         The sponsor and the trustee for a series may enter into a deposit agreement with the entity specified in the prospectus supplement. The purpose of a deposit agreement is to accumulate available cash for investment so that it, together with income thereon, can be applied to future distributions on one or more classes of securities.

DERIVATIVE CONTRACTS

         A trust may hold an interest rate swap contract, an interest rate cap agreement or similar contract providing limited protection against interest rate risks. These derivative contracts may provide the trust with additional amounts which will be available to pay interest on the securities, to build up overcollateralization, or both.

                                    SERVICING

         The following summaries describe material provisions in the servicing agreements common to each series of securities. The summaries do not purport to be complete and are subject to and qualified by reference to the provisions of the servicing agreements and the prospectus supplements. Where particular provisions or terms used in the servicing agreements are referred to, the actual provisions are incorporated by reference as part of the summaries.

COLLECTION PROCEDURES; ESCROW ACCOUNTS

         The servicer will make reasonable efforts to collect all payments required to be made under the loans and will, consistent with the terms of the servicing agreement and any credit enhancement, follow the collection procedures that it follows with respect to comparable loans held in its own portfolio. The servicer may, in its discretion, waive any assumption fee, late payment charge, or other charge on a loan and to the extent provided in the servicing agreement arrange with an obligor a schedule for the liquidation of delinquencies by extending the dates on which the scheduled payments are due on the loan.

         The servicer, to the extent permitted by law and required by the underlying loan documents, will establish and maintain escrow or impound accounts with respect to loans in which payments by obligors to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items will be deposited. Withdrawals from the escrow accounts are to be made to effect timely payment of taxes, assessments and mortgage and hazard insurance, to refund to obligors amounts determined to be overages, to pay interest to obligors on balances in the escrow account to the extent required by law, to repair or otherwise protect the mortgaged property or manufactured home and to clear and terminate the escrow account. The servicer will be responsible for the administration of the escrow accounts and generally will make advances to the escrow accounts when a deficiency exists.

DEPOSITS TO AND WITHDRAWALS FROM THE COLLECTION ACCOUNT

         The funds held in the collection account may be invested, pending remittance to the trustee, in eligible investments. The servicer will be entitled to receive as additional compensation any interest or other income earned on funds in the collection account.

         The servicer will deposit into the collection account on the business day following the closing date any amounts representing scheduled payments due after the cut-off date but received by the servicer on or before the closing date. Thereafter, the servicer will, within two business days after receipt, the deposit into the collection account the following:

         o All payments on account of principal, including prepayments, on the primary assets;

         o All payments on account of interest on the primary assets after deducting, if permitted by the servicing agreement, the servicing fee;

         o All amounts received by the servicer in connection with the liquidation of primary assets or property acquired in respect thereof, whether through foreclosure sale, repossession or otherwise, including payments in connection with the primary assets received from the obligor, other than liquidation proceeds, which are amounts required to be paid or refunded to the obligor under the terms of the applicable loan documents or otherwise under law, exclusive of, if permitted by the servicing agreement, the servicing fee;

         o All proceeds under any title insurance, hazard insurance or other insurance policy covering any primary asset, other than proceeds to be applied to the restoration or repair of the mortgaged property or manufactured home or released to the obligor;

         o        All amounts from any reserve fund;

         o        All advances made by the servicer; and

         o All repurchase prices of any primary assets repurchased by the sponsor, the servicer or the seller.

         The servicer may be permitted, from time to time, to make withdrawals from the collection account for each series for the following purposes:

         o to reimburse itself for advances made by it; the servicer's right to reimburse itself is limited to amounts received from particular loans, including, for this purpose, liquidation proceeds and amounts representing proceeds of insurance policies covering the mortgaged property or manufactured home, which represent late recoveries of scheduled payments respecting which any advance was made;

         o to the extent provided in the servicing agreement, to reimburse itself for any advances that the servicer determines in good faith it will be unable to recover from late recoveries or proceeds from the particular loan;

         o to reimburse itself from liquidation proceeds for liquidation expenses and for amounts expended by it in good faith in connection with the restoration of damaged mortgaged property or manufactured home and, in the event deposited in the collection account and not previously withheld, and to the extent that liquidation proceeds after reimbursement exceed the outstanding principal balance of the loan, together with accrued and unpaid interest thereon to the due date for the loan next succeeding the date of its receipt of liquidation proceeds, to pay to itself out of the excess the amount of any unpaid servicing fee and any assumption fees, late payment charges, or other charges on the loan;

         o in the event it has elected not to pay itself the servicing fee out of the interest component of any scheduled payment, late payment or other recovery with respect to a particular loan prior to the deposit of the scheduled payment, late payment or recovery into the collection account, to pay to itself the servicing fee, as adjusted under the servicing agreement, from any scheduled payment, late payment or other recovery, to the extent permitted by the servicing agreement;

         o to reimburse itself for expenses incurred by and recoverable by or reimbursable to it;

         o to pay to the applicable person with respect to each "REO property," a primary asset or mortgaged property acquired through or in lieu of foreclosure acquired in respect thereof that has been repurchased or removed from the trust fund by the sponsor, the servicer or the seller, all amounts received thereon and not distributed as of the date on which the repurchase price was determined;

         o to make payments to the trustee for deposit into the distribution account, if any, or for remittance to the holders in the amounts and in the manner provided for in the servicing agreement; and

         o        to clear and terminate the collection account.

         In addition, the servicer may withdraw at any time from the collection account any amount inadvertently deposited in the collection account.

ADVANCES AND LIMITATIONS THEREON

         The prospectus supplement will describe the circumstances, if any, under which the servicer will make advances with respect to delinquent payments on loans. The servicer will be obligated to make advances, and the obligation may be limited in amount, or may not be activated until a portion of a specified reserve fund is depleted. Advances are intended to provide liquidity and, except to the extent specified in the prospectus supplement, not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the servicer out of amounts received on particular loans which represent late recoveries of principal or interest, proceeds of insurance policies or liquidation proceeds respecting which any advance was made. If an advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or liquidation proceeds from the loan, the servicer may be entitled to reimbursement from other funds in the collection account or distribution account, as the case may be, or from a specified reserve fund as applicable, to the extent specified in the prospectus supplement.

MAINTENANCE OF INSURANCE POLICIES AND OTHER SERVICING PROCEDURES

         Standard Hazard Insurance; Flood Insurance. The prospectus supplement will specify the extent to which the servicer will be required to maintain or to cause the obligor on each loan to maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for other hazards as is customary in the state in which the mortgaged property or manufactured home is located. The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the loans. In general, the standard form of fire and extended coverage policy will cover physical damage to or destruction of, the mortgaged property or manufactured home caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the standard hazard insurance policies relating to the loans will be underwritten by different hazard insurers and will cover mortgaged properties and manufactured homes located in various states, the policies will not contain identical terms and conditions. The basic terms, however, generally will be determined by state law and generally will be similar. Most policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases, vandalism. The foregoing list is merely indicative of common kinds of uninsured risks and is not intended to be all-inclusive. Uninsured risks not covered by a special hazard insurance policy or other form of credit enhancement will adversely affect distributions to holders. When a mortgaged property securing a mortgage loan is located in a flood area identified by the Department of Housing and Urban Development under the Flood Disaster Protection Act of 1973, the servicer will be required to cause flood insurance to be maintained with respect to the mortgaged property, to the extent available.

         The standard hazard insurance policies covering mortgaged properties securing mortgage loans or manufactured home securing a contract typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry hazard insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the mortgaged property or manufactured home, including the improvements on any mortgaged property or manufactured home, in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the clause will provide that the hazard insurer's liability in the event of partial loss will not exceed the greater of
(1) the actual cash value, which is the replacement cost less physical depreciation, of the mortgaged property or manufactured home, including the improvements, if any, damaged or destroyed or (2) the proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of the mortgaged property or manufactured home and improvements. Since the amount of hazard insurance to be maintained on the improvements securing the mortgage loans and manufactured homes declines as the principal balances owing thereon decrease, and since the value of the mortgaged properties or manufactured home will fluctuate in value over time, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damage to the affected mortgaged property or manufactured home.

         Generally, coverage will be in an amount at least equal to the greater of (1) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or (2) the outstanding principal balance of the loan. The servicer may also maintain on REO property that secured a defaulted mortgage loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of the REO property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO property, other than under any applicable laws and regulations as shall at any time be in force and shall require additional insurance.

         In the event that the servicer obtains and maintains a blanket policy insuring against hazard losses on all of the loans, written by an insurer then acceptable to each rating agency which assigns a rating to the series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each loan or REO property. This blanket policy may contain a deductible clause, in which case the servicer will be required, in the event that there has been a loss that would have been covered by the policy absent the deductible clause, to deposit in the collection account the amount not otherwise payable under the blanket policy because of the application of the deductible clause.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

         The servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the mortgaged properties or the manufactured homes as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with a foreclosure, repossession or other conversion, the servicer will follow the practices and procedures that it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the servicer will not be required to expend its own funds in connection with any foreclosure or repossession or towards the restoration of the mortgaged property or manufactured home unless it determines that (1) the restoration, repossession or foreclosure will increase the liquidation proceeds available to the holders after reimbursement to itself for its expenses and (2) its expenses will be recoverable either through liquidation proceeds or the proceeds of insurance. In the case of a trust fund for which a REMIC election has been made, the servicer will be required to liquidate any mortgaged property acquired through foreclosure within two years after the acquisition of the mortgaged property. While the holder of a mortgaged property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the trust fund, if applicable, will have no ability to do so and neither the servicer nor the sponsor will be required to do so.

         The servicer may arrange with the obligor on a defaulted loan a modification of the loan. Modifications may only be entered into if they meet the underwriting policies and procedures employed by the servicer in servicing receivables for its own account and meet the other conditions in the servicing agreement.

ENFORCEMENT OF DUE-ON-SALE CLAUSES

         When any mortgaged property is about to be conveyed by the obligor, the servicer may, to the extent it has knowledge of the prospective conveyance and prior to the time of the consummation of the conveyance, exercise its rights to accelerate the maturity of the mortgage loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that the clause is not enforceable under applicable law or if the enforcement of the clause would result in loss of coverage under any primary mortgage insurance policy. In that event, the servicer is authorized to accept from or enter into an assumption agreement with the person to whom the mortgaged property has been or is about to be conveyed, under which the assuming person becomes liable under the mortgage loan and under which the original obligor is released from liability and the assuming person is substituted as the obligor and becomes liable under the mortgage loan. Any fee collected in connection with an assumption will be retained by the servicer as additional servicing compensation. The terms of a mortgage loan may not be changed in connection with an assumption.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The servicer will be entitled to a periodic servicing fee as servicing compensation in an amount to be determined as specified in the prospectus supplement. The servicing fee may be fixed or variable, as specified in the prospectus supplement. In addition, the servicer will be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of mortgaged property in connection with defaulted mortgage loans or manufactured homes in connection with a defaulted contract, as will be further specified in the prospectus supplement.

         The servicer may pay expenses incurred in connection with the servicing of the mortgage loans, including, without limitation, the payment of the fees and expenses of the trustee and independent accountants, payment of insurance policy premiums and the cost of credit support, if any, and payment of expenses incurred in preparation of reports to holders.

         When an obligor makes a principal prepayment in full between due dates on the loan, the obligor will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the prospectus supplement in order that one or more classes of the holders of a series will not be adversely affected by any resulting shortfall in interest, the amount of the servicing fee may be reduced to the extent necessary to include in the servicer's remittance to the trustee for deposit into the distribution account an amount equal to one month's interest on the loan, less the servicing fee. If the aggregate amount of shortfalls in a month exceeds the servicing fee for a month, a shortfall to holders may occur.

         The servicer will be entitled to reimbursement for expenses incurred by it in connection with the liquidation of defaulted loans. The holders will suffer no loss by reason of reimbursement of expenses if expenses are covered under insurance policies or from excess liquidation proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the holders will suffer a loss to the extent that liquidation proceeds, after reimbursement of the servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the loan which would be distributable to holders. In addition, the servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted loan, prior to the rights of the holders to receive any proceeds of insurance policies, liquidation proceeds or amounts derived from other credit enhancement. The servicer is generally also entitled to reimbursement from the collection account for advances.

         The prospectus supplement will describe the priority of the servicer's right, which is typically senior in priority, to receive funds from the collection account for a series, whether as the servicing fee or other compensation, or for the reimbursement of advances, expenses or otherwise, with respect to the rights of the holders.

EVIDENCE AS TO COMPLIANCE

         Each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that it has examined documents and records relating to the servicing of the loans by the servicer and that, on the basis of its examination, it is of the opinion that the servicing has been conducted in compliance with the servicing agreement, except for any exceptions that it believes to be immaterial and any other exceptions identified in the statement.

         The servicer for each series will also provide to the trustee an annual statement to the effect that the servicer has fulfilled its obligations under the servicing agreement throughout the preceding calendar year.

MATTERS REGARDING THE SERVICER

         The servicer for each series will be identified in the prospectus supplement. The servicer may be an affiliate of the sponsor and may have other business relationships with the sponsor and its affiliates.

         If an event of default occurs under a servicing agreement, the servicer may be replaced by the trustee or a successor servicer. These events of default and the rights of the trustee upon a default under the servicing agreement will be substantially similar to those described under "The Agreements-- Events of Default; Rights Upon Events of Default-- Servicing Agreement."

         The servicing agreement will specify the circumstances under which the servicer may assign its rights and delegate its duties and obligations thereunder for each series, which generally will require that the successor servicer accepting the assignment or delegation:

         o        services similar loans in the ordinary course of its business;

         o        is reasonably satisfactory to the trustee;

         o        has a net worth of not less than a minimum amount;

         o would not cause the securities to be qualified, downgraded or withdrawn and

         o executes and delivers to the trustee an agreement under which it assumes the obligations to act as servicer.

         No assignment will become effective until the trustee or a successor servicer has assumed the servicer's obligations and duties under the servicing agreement. To the extent that the servicer transfers its obligations to a wholly-owned subsidiary or affiliate, the subsidiary or affiliate need not satisfy the above criteria. However, the assigning servicer will remain liable for the servicing obligations under the servicing agreement. Any entity into which the servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the servicer's obligations under the servicing agreement provided that the successor or surviving entity meets the above requirements for a successor servicer.

         The servicer, and its directors, officers, employees and agents, will not be responsible for any action taken or for failing to take any action in good faith under the servicing agreement, or for errors in judgment. However, neither the servicer nor its directors, officers, employees and agents will be protected against any breach of warranty or representations or the failure to perform its obligations in compliance with the specified standard of care, or liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties. Each servicing agreement will further provide that the servicer and any director, officer, employee or agent of the servicer is entitled to indemnification from the trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the servicing agreement or the securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the servicing agreement which, in its opinion, may involve it in any expense or liability. The servicer may, in its discretion, undertake any action which it may deem necessary or desirable with respect to the servicing agreement and the rights and duties of the parties thereto and the interests of the holders thereunder. In that event, the servicer may be entitled to be reimbursed for the legal expenses and costs of the action out of the collection account.

                                 THE AGREEMENTS

         The following summaries describe the material provisions of the agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the agreements. Where particular provisions or terms used in the agreements are referred to, the provisions or terms are as specified in the agreements.

ASSIGNMENT OF PRIMARY ASSETS

         At the time of issuance of the securities of a series, the seller will transfer, convey and assign to the trust fund all right, title and interest of the seller in the primary assets and other property to be transferred to the trust fund for a series. The assignment will include all principal and interest due on or with respect to the primary assets after the cut-off date specified in the prospectus supplement, except for any interests in the trust fund retained by the seller, the sponsor or its affiliate. The trustee will, concurrently with the assignment, execute and deliver the securities.

         Assignment of Mortgage Loans. The seller will, as to each mortgage loan, deliver or cause to be delivered to the trustee, or, as specified in the prospectus supplement a custodian on behalf of the trustee, the mortgage note endorsed without recourse to the order of the trustee or in blank, the original mortgage with evidence of recording indicated thereon, except for any mortgage not returned from the public recording office, in which case a copy of the mortgage will be delivered, together with a certificate that the original mortgage was delivered to the recording office, and an assignment of the mortgage in recordable form. The trustee or the custodian will hold these documents in trust for the benefit of these holders.

         The seller will cause assignments to the trustee of the mortgages to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the trustee, recording is not required. If the seller does not cause assignments to be recorded, the agreement may require the seller to repurchase from the trustee the affected mortgage loans, at the price described below with respect to repurchases by reason of defective documentation. The enforcement of the repurchase obligation constitutes the sole remedy available to the holders or the trustee for the failure of a mortgage to be recorded.

         Assignment of Contracts. The seller will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the seller will make an appropriate filing of a financing statement in the appropriate states to give notice of the trustee's ownership of the contracts. Unless otherwise specified in the prospectus supplement, the contracts will not be stamped or marked otherwise to reflect their assignment from the sponsor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of assignment, the trustee's interest in contracts could be defeated.

         Assignment of Private Securities. The sponsor will cause private securities to be registered in the name of the trustee or its nominee or correspondent. The trustee, or its nominee or correspondent, will have possession of any certificated private securities. See "The Trust Funds--Private Securities."

         Each loan will be identified in a schedule appearing as an exhibit to the agreements. The schedule will specify with respect to each loan: the original principal amount and unpaid principal balance as of the cut-off date; the current interest rate; the current scheduled payment of principal and interest; the maturity date, if any; if the loan is an adjustable rate loan, the lifetime rate cap, if any, and the current index.

         Repurchase and Substitution of Non-Conforming Primary Assets. If any document required to be in the file relating to the primary assets is found by the trustee within a specified period to be defective in any material respect and the seller does not cure the defect within a specified period, the seller will repurchase the affected primary asset.

         The seller may, rather than repurchase the primary asset as described above, remove the primary asset from the trust fund and substitute in its place one or more other qualifying substitute primary assets. However, (1) with respect to a trust fund for which no REMIC election is made, the substitution must be effected within 120 days of the date of initial issuance of the securities and (2) with respect to a trust fund for which a REMIC election is made, after a specified time period, the trustee must have received a satisfactory opinion of counsel that the substitution will not cause the trust fund to lose its status as a REMIC or otherwise subject the trust fund to a prohibited transaction tax.

         Any  substitute  primary asset will have, on the date of  substitution,
(1) an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the deleted primary asset, (2) an interest rate not less than the interest rate of the deleted primary asset, (3) a remaining term-to-stated maturity not greater than that of the deleted primary asset, and will comply with all of the representations and warranties in the applicable agreement as of the date of substitution.

         The  above-described  cure,  repurchase  or  substitution   obligations
constitute the sole remedies available to the holders or the trustee for a material defect in a document for a primary asset.

         The seller will make representations and warranties with respect to primary assets for a series. If the seller cannot cure a breach of the representations and warranties in all material respects within the specified time period after notification by the trustee of the breach, and if the breach is of a nature that materially and adversely affects the value of the primary asset, the seller is obligated to repurchase the affected primary asset or, if provided in the prospectus supplement, provide a substitute primary asset, subject to the same conditions and limitations on purchases and substitutions as described above.

         No security holder, solely by virtue of the holder's status as a holder, will have any right under the applicable agreement for a series to institute any proceeding with respect to that agreement, unless the holder previously has given to the trustee for the series written notice of default and unless the majority holders have made written request upon the trustee to institute a proceeding and have offered to the trustee reasonable indemnity, and the trustee has failed to do so within a specified period.

REPORTS TO HOLDERS

         The trustee or other entity specified in the prospectus supplement will prepare and forward to each holder on each distribution date, or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any series, among other things:

         o the amount of principal distributed to the security holders and the outstanding principal balance of the securities following the distribution;

         o the amount of interest distributed to the security holders and the current interest on the securities;

         o the amounts of (a) any overdue accrued interest included in the distribution, (b) any remaining overdue accrued interest with respect to the securities or (c) any current shortfall in amounts to be distributed as accrued interest to security holders;

         o the amounts of (a) any overdue payments of scheduled principal included in the distribution, (b) any remaining overdue principal amounts with respect to the securities, (c) any current shortfall in receipt of scheduled principal payments on the primary assets or (d) any realized losses or liquidation proceeds to be allocated as reductions in the outstanding principal balances of the securities;

         o the amount received from credit enhancement, and the remaining amount available under any credit enhancement;

         o        the amount of any payment delinquencies on the primary assets;
                  and

         o the book value of any primary assets or mortgaged properties acquired through or in lieu of foreclosure acquired by the trust fund.

         In addition, within a reasonable period of time after the end of each calendar year, the trustee will furnish to each holder of record at any time during the calendar year the information specified in the agreements to enable holders to prepare their tax returns. Information in the distribution date and annual statements provided to the holders will not have been examined and reported upon by an independent public accountant. However, the servicer will provide to the trustee a report by independent public accountants with respect to the servicing of the mortgage loans. See "Servicing --Evidence as to Compliance."

         A series of securities or one or more classes of the series may be issued in book-entry form. In that event, owners of beneficial interests in the securities will not be considered holders and will not receive the reports directly from the trustee. The trustee will forward reports only to the entity or its nominee which is the registered holder of the global certificate which evidences the book-entry securities. Beneficial owners will receive reports from the participants and indirect participants of the applicable book-entry system in accordance with their practices and procedures.

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

         Servicing Agreement. Events of default under each servicing agreement generally include:

         o any failure by the servicer to deposit any required amounts in the collection account, which failure continues unremedied for a specified period after the giving of written notice of the failure to the servicer,

         o any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable servicing agreement which continues unremedied for the number of days specified in the prospectus supplement after the giving of written notice of the failure to the servicer by the trustee, or to the servicer and the trustee by the holders of the series evidencing not less than a specified percentage of the aggregate voting rights of the securities for that series, and

         o events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and actions by the servicer indicating its insolvency, reorganization or inability to pay its obligations.

         The servicing agreement will specify the circumstances under which the trustee of the holders of securities may remove the servicer upon the occurrence and continuance of an event of default thereunder relating to the servicing of loans, other than its right to recovery of other expenses and amounts advanced under the terms of the servicing agreement which rights the servicer will retain under all circumstances, whereupon the trustee will succeed to all the responsibilities, duties and liabilities of the servicer under the servicing agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the servicing agreement.

         In the event that the trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint, a finance institution, bank or loan servicing institution with a net worth specified in the prospectus supplement to act as successor servicer under the provisions of the applicable servicing agreement. The successor servicer would be entitled to reasonable servicing compensation in an amount not to exceed the servicing fee and the other servicing compensation.

         During the continuance of any event of default of a servicer, the trustee will have the right to protect and enforce the rights of the holders, and the majority holders may direct the time, method and place of conducting any proceeding for exercising any trust power. However, the trustee will not be under any obligation to pursue any remedy or to exercise any trusts or powers unless the holders have offered the trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the trustee. The trustee may decline to follow any direction if the trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the nonassenting holders.

         Indenture. Events of default under the indenture for each series of notes may include:

         o a default in the payment of any principal or interest on any note, which continues for a specified period of time;

         o failure to perform any other covenant of the issuer in the indenture which continues for a specified period of time after notice is given;

         o any representation or warranty made by the issuer in the indenture having been incorrect in a material respect as of the time made, and the breach is not cured within a specified period of time after notice is given; or

         o events of bankruptcy, insolvency, receivership or liquidation of the issuer.

         If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, either the trustee or the holders of a majority of the outstanding notes may declare the notes to be due and payable immediately. The declaration may, under some circumstances, be rescinded and annulled by the majority holders.

         If, following an event of default with respect to any series of notes, the notes have been declared due and payable, the trustee may, in its discretion, notwithstanding the acceleration, elect to maintain possession of the collateral and to continue to apply distributions as if there had been no acceleration if the collateral continues to provide sufficient funds for the payment of principal and interest on the notes as they would have otherwise become due. In addition, the trustee may not sell or otherwise liquidate the collateral following an event of default other than a default in the payment of any principal or interest on any note of the series for a specified period, unless the all of the holders consent to the sale, the proceeds of the sale are sufficient to pay in full the principal and interest due on the notes or the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as those payments would have become due, and the trustee obtains the consent of the holders of a specified amount of the notes.

         In the event that the trustee liquidates the collateral in connection with an event of default involving a payment default, the trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, upon the occurrence of an event of default, the amount available for distribution to the holders may be less than would otherwise be the case.

         If the principal of the notes of a series is declared due and payable, the holders of any notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of the discount which is unamortized.

         If an event of default shall occur and be continuing, the trustee will not be obligated to exercise any rights or powers under the indenture at the request of the holders, unless the holders provide security satisfactory to the trustee against the expenses and liabilities which might be incurred by it. The majority holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy or exercising any power conferred on the trustee with respect to the notes. The majority holders may waive the default, except a default in the payment of principal or interest or a default caused by a breach of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the affected note holders.

THE TRUSTEE

         The prospectus supplement will identify the trustee for the series. The trustee may have normal banking relationships with the sponsor or the servicer. In addition, for the purpose of meeting the legal requirements of local jurisdictions, the trustee will have the power to appoint co-trustees or separate trustees of all or any part of the trust fund relating to a series of securities. In the event of an appointment, all rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and each separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform as trustee, singly upon the separate trustee or co-trustee who will exercise and perform solely at the direction of the trustee. The trustee may also appoint agents to perform any of the responsibilities of the trustee, which agents will have any or all of the rights, powers, duties and obligations of the trustee conferred on them by appointment; although the trustee will continue to be responsible for its duties and obligations under the agreement.

DUTIES OF THE TRUSTEE

         The trustee will not make any representations as to the validity or sufficiency of the agreements, the securities or of any primary asset or documents. If no event of default as defined in the agreement has occurred, the trustee is required to perform only those duties specifically required of it under the agreement. Upon receipt of the various certificates, statements, reports or other instruments furnished to it, the trustee is required to examine them to determine whether they are in the form required by the agreements. However, the trustee will not be responsible for the accuracy or content of any of the documents furnished to it by the holders or the servicer under the agreement.

         The trustee may be held liable for its negligent action or failure to act, or for its misconduct. The trustee will not be liable, however, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the holders in an event of default. The trustee is not required to expend its own funds or incur any financial liability in the performance of its duties, or in the exercise of any of its rights or powers, if repayment of those funds or adequate indemnity against risk is not reasonably assured to it.

RESIGNATION OF TRUSTEE

         The trustee may, upon written notice to the sponsor, resign at any time, in which event the sponsor will be obligated to use its best efforts to appoint a successor trustee. If no successor trustee has been appointed and has accepted the appointment within 30 days after the giving of a notice of resignation, the resigning trustee may petition any court of competent jurisdiction for appointment of a successor trustee. The trustee may also be removed at any time (1) if the trustee ceases to be eligible to continue as a trustee under the agreement, (2) if the trustee becomes insolvent or (3) by the majority holders. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

AMENDMENT OF AGREEMENT

         Each agreement may be amended by the parties to the agreement, without notice to or consent of the holders, to correct any ambiguity or any defective provisions, to supplement any provision, or to comply with any requirements imposed by the Internal Revenue Code. Any amendment will not adversely affect in any material respect the interests of any holders.

         Each agreement may also be amended by the parties with the consent of a specified percentage of the holders, for the purpose of adding, changing or eliminating any provision of the agreement. No amendment may reduce or delay the payments on any security without the consent of the holder of the security.

VOTING RIGHTS

         The  prospectus   supplement  will  state  the  method  of  determining
allocation of voting rights with respect to a series.

LIST OF HOLDERS

         No agreement will provide for the holding of any annual or other meeting of holders.

REMIC ADMINISTRATOR

         For any series with respect to which a REMIC election is made, preparation of reports and other administrative duties with respect to the trust fund may be performed by a REMIC administrator, who may be an affiliate of the sponsor.

TERMINATION

         Pooling and Servicing Agreement; Trust Agreement. The pooling and servicing agreement or trust agreement for a series will terminate upon the distribution to holders of all amounts payable to them after the final payment or liquidation of the primary assets and the disposition of all foreclosure property or the sale by the trustee of the primary assets. For a description of the ways in which securities may be retired early, see "Description of the Securities--Optional Redemption, Purchase or Termination" and "--Mandatory Termination; Auction Sale."

         For each series, the servicer or the trustee, as applicable, will give written notice of termination of the agreement to each holder, and the final distribution will be made only upon surrender and cancellation of the securities at an office or agency specified in the notice of termination.

         Indenture. The indenture will be discharged with respect to a series of notes upon the delivery to the trustee for cancellation of all the notes or, with limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the notes of the series. See "Description of the Securities--Defeasance."

                             LEGAL ASPECTS OF LOANS

         The following discussion contains summaries of legal aspects of loans, which are general in nature. Because these legal aspects are to a degree governed by state law, the summaries do not purport to be complete, reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the mortgage loans are situated.

MORTGAGE LOANS

         The mortgage loans will be represented by a note and an accompanying mortgage. The borrower is personally liable to repay the indebtedness evidenced by the mortgage loan under the note. The mortgage creates a lien on the related mortgaged property to secure the indebtedness.

         Enforcement of the Note. Under the note, the borrower is personally liable to repay the indebtedness evidenced by the mortgage loan. In some states, the lender on a note secured by a lien on real property has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the related property security. Consequently, the practical effect of the election requirement, in those states permitting the election, is that lenders will usually proceed against the property first rather than bringing a personal action against the borrower on the note.

         Some states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the public sales of the real property. In the case of a mortgage loan secured by a property owned by a trust where the mortgage note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust, even if obtainable under applicable law, may be of little value to the mortgagee or beneficiary if there are no trust assets against which a deficiency judgment may be executed. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, in other states, statutory provisions limit any deficiency judgment against the former borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

         In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default on a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and final judgment of foreclosure had been entered in state court, provided no sale of the residence had yet occurred, prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by paying arrearages over a number of years.

         Court with federal bankruptcy jurisdiction also have indicated that the terms of a loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

         Some states have imposed general equitable principles upon judicial foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of the borrower's default under the related loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, lender have been required to reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disabilities. In other cases, courts have limited the right of the lender to foreclose if the default under the loan is not monetary, such as the borrower failing to adequately maintain the property or the borrower executing a second deed of trust affecting the property.

         Tax liens arising under the Internal Revenue Code may provide priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of loans by numerous federal and some state consumer protection laws. These laws include, by example, the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and state laws, such as the California Fair Debt Collection Practices Act. These laws and regulations impose specific statutory liabilities upon lenders who originate loans and fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

         Security Interests -- Real Estate Mortgages. The mortgage loans for a series will be secured by either mortgages or deeds of trust or deeds to secure debt depending upon the prevailing practice in the state in which the mortgaged property subject to a mortgage loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by the instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens under the laws of the jurisdiction in which the mortgaged property is located. Priority with respect to the instruments depends on their terms, the knowledge of the parties to the mortgage and generally on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the mortgaged property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties: The trustor, who is the borrower/property owner; the beneficiary, who is the lender; and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the mortgaged property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

         Foreclosure on Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the mortgaged property. In some states, mortgages may also be foreclosed by advertisement, under a power of sale provided in the mortgage.

Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

         Foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the mortgaged property upon any default by the borrower under the terms of the note or deed of trust. In some states, foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the mortgaged property and sent to all parties having an interest of record in the mortgaged property. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the mortgaged property, recorded and sent to all parties having an interest in the real property.

         An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct warranting a court of equity to refuse affirmative relief to the mortgagee. A court of equity may relieve the mortgagor from an entirely technical default where that default was not willful.

         A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and the sale occurred while the mortgagor was insolvent and within one year, or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law, of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

         In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty third party purchasers have in determining the exact status of title and because the physical condition of the mortgaged property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the mortgaged property at a foreclosure sale. Rather, it is common for the lender to purchase the mortgaged property from the trustee or referee for an amount which may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where that judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making repairs at its own expense as are necessary to render the mortgaged property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the mortgaged property. Depending upon market conditions, the ultimate proceeds of the sale of the mortgaged property may not equal the lender's investment in the mortgaged property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

         Rights of Redemption. In some states, after sale under a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the mortgaged property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed mortgaged property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently the practical effect of a right of redemption is to force the lender to retain the mortgaged property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem mortgaged property after a trustee's sale under a deed of trust.

         Junior Mortgages; Rights of Senior Mortgages. The mortgage loans comprising or underlying the primary assets included in the trust fund for a series will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the trust fund, and therefore the holders, as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the mortgaged property securing the mortgage loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the mortgaged property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure the default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

         The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage, in any order as the mortgagee may determine. Thus, in the event improvements on the mortgaged property are damaged or destroyed by fire or other casualty, or in the event the mortgaged property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

         Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the mortgaged property and, when due, all encumbrances, charges and liens on the mortgaged property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the mortgaged property, to maintain and repair the mortgaged property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the mortgaged property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is sometimes given the right to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

         Due-On-Sale Clauses in Mortgage Loans. Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real mortgaged property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St. Germain Depository Institutions Act of 1982 preempts state law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, with exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of the clauses with respect to loans that were (1) originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and (2) originated by lenders other than national banks, federal savings institutions and federal credit unions. The Federal Home Loan Mortgage Corporation has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states, Arizona, Michigan, Minnesota, New Mexico and Utah, have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses in window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable if resulting from the bankruptcy proceeding.

         Enforceability of Prepayment and Late Payment Fees. Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In some states, there are or may be specific limitations, upon the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

         Equitable Limitations on Remedies. In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the mortgaged property or the borrower's execution of secondary financing affecting the mortgaged property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

         Most conventional single-family loans may be prepaid in full or in part without penalty. The regulations of the Office of Thrift Supervision prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the loans.

         Applicability of Usury Laws. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980, provides that state usury limitations shall not apply to specified types of residential first loans originated by specified lenders after March 31, 1980. Similar federal statutes were in effect with respect to loans made during the first three months of 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of a state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

         Security Interests in Personal Property and Fixtures. A portion of each mortgaged property may consist of property which is "personal property" or a "fixture" under local state law. This will most commonly occur when the proceeds of the related mortgage loan were applied to property improvements, although any mortgaged property may have some personal property components. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Those purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of the collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in the personal property must generally be perfected by a timely fixture filing. In general, a security interest does not exist in ordinary building material incorporated into an improvement on land. Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose their characterization, upon incorporation of the materials into the related property, will not be secured by a purchase money security interest in the personal property being financed.

         Enforcement of Security Interest in Personal Property. So long as the personal property has not become subject to the real estate law, a creditor can repossess the property securing a contract by voluntary surrender, by "self-help" repossession that is peaceful or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. Most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting the sale. Most states also require that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem it at or before the resale.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

         Other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

CONTRACTS

         As a result of the assignment of the contracts to the trustee, the trust fund will succeed collectively to all of the rights and will assume the obligations of the obligee under the contracts. Each contract evidences both the obligor's obligation to repay the loan, and the grant of a security interest in the manufactured home. Aspects of both features of the contracts are described more fully below.

         The contracts generally are "chattel paper" as defined in the Uniform Commercial Code in effect in the states in which the manufactured homes initially were registered. The Uniform Commercial Code treats the sale of chattel paper in a manner similar to perfection of a security interest in chattel paper. The seller will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the seller will make an appropriate filing of a financing statement in the appropriate states to give notice of the trustee's ownership of the contracts. Unless otherwise specified in the prospectus supplement, the contracts will not be stamped or marked otherwise to reflect their assignment from the sponsor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment, the trustee's interest in contracts could be defeated.

SECURITY INTERESTS IN THE MANUFACTURED HOMES

         The manufactured homes securing the contracts may be located in all 50 states. Security interests in manufactured homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some non-title states, perfection is governed by the Uniform Commercial Code. The servicer may effect the notation or delivery of the required documents and fees, and obtain possession of the certificate of title, as appropriate under the laws of the state in which any manufactured home securing a manufactured housing conditional sales contract is registered. In the event the servicer fails, due to clerical errors, to effect the notation or delivery, or files the security interest under the wrong law, the trustee may not have a first priority security interest in the manufactured home securing a contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the secured party must file either a "fixture filing" under the provisions of the Uniform Commercial Code or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Substantially all of the contracts contain provisions prohibiting the borrower from permanently attaching the manufactured home to its site. So long as the borrower does not violate this agreement, a security interest in the manufactured home will be governed by the certificate of title laws or the Uniform Commercial Code, and the notation of the security interest on the certificate of title or the filing of a financing statement will be effective to maintain the priority of the security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site, other parties could obtain an interest in the manufactured home which is prior to the security interest originally retained by the seller and transferred to the issuer. With respect to a series of securities and if so described in the prospectus supplement, the servicer may be required to perfect a security interest in the manufactured home under applicable real estate laws. The servicer will represent that at the date of the initial issuance of the related securities it has obtained a perfected first priority security interest by proper notation or delivery of the required documents and fees with respect to substantially all of the manufactured homes securing the contracts.

         The sponsor will cause the security interests in the manufactured homes to be assigned to the trustee on behalf of the holders. Neither the sponsor nor the trustee will amend the certificates of title to identify the trustee or the trust fund as the new secured party, and neither the sponsor nor the servicer will deliver the securities of title to the trustee or note thereon the interest of the trustee. Accordingly, the servicer, or the seller, continues to be named as the secured party on the certificate of title relating to the manufactured homes. In many states, the assignment is an effective conveyance of the security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the sponsor's rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, the assignment of the security interest in the manufactured home might not be effective or perfected or that, in the absence of notation or delivery to the trustee, the assignment of the security interest in the manufactured home might not be effective against creditors of the servicer (or the seller) or a trustee in bankruptcy of the servicer, or the seller.

         In the absence of fraud, forgery or permanent affixation of the manufactured home to its site by the manufactured home owner, or administrative error by state recording officials, the notation of the lien of the servicer, or the seller, on the certificate of title or delivery of the required documents and fees will be sufficient to protect the holders against the rights of subsequent purchasers of a manufactured home or subsequent lenders who take a security interest in the manufactured home. If there are any manufactured homes as to which the security interest assigned to the trustee is not perfected, that security interest would be subordinate to, among others, subsequent purchasers for value of manufactured homes and holders of perfected security interests. There also exists a risk in not identifying the trustee as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the holders could be released.

         In the event that the owner of a manufactured home moves it to a state other than the state in which that manufactured home initially is registered, under the laws of most states the perfected security interest in the manufactured home would continue for four months after relocation and thereafter until the owner re-registers the manufactured home in the state. If the owner were to relocate a manufactured home to another state and not re-register the manufactured home in that state, and if steps are not taken to re-perfect the trustee's security interest in that state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home; accordingly, the trustee must surrender possession if it holds the certificate of title to the manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien, the servicer would receive notice of surrender if the security interest in the manufactured home is noted on the certificate of title. Accordingly, the trustee would have the opportunity to re-perfect its security interest in the manufactured home in the state of relocation. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection. In the ordinary course of servicing the manufactured housing conditional sales contracts, the servicer takes steps to effect the re-perfection upon receipt of notice of registration or information from the obligor as to relocation.
Similarly, when an obligor under a manufactured housing conditional sales contract sells a manufactured home, the trustee, or its custodian, must surrender possession of the certificate of title or the servicer will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related manufactured housing conditional sales contract before release of the lien. Under the servicing agreement, the servicer is obligated to take steps as are necessary to maintain perfection of security interests in the manufactured homes.

         Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority over a perfected security interest. The seller will represent that it has no knowledge of any liens with respect to any manufactured home securing payment on any contract. However, those liens could arise at any time during the term of a contract. No notice will be given to the trustee or holders in the event that a lien arises.

ENFORCEMENT OF SECURITY INTERESTS IN MANUFACTURED HOMES

         The servicer on behalf of the trustee, to the extent required by the related servicing agreement, may take action to enforce the trustee's security interest with respect to contracts in default by repossession and resale of the manufactured homes securing the defaulted contracts. So long as the manufactured home has not become subject to the real estate law, a creditor can repossess a manufactured home securing a contract by voluntary surrender, by "self-help" repossession that is peaceful or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The Uniform Commercial Code and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting the sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit so that the debtor may redeem at or before the resale. In the event of the repossession and resale of a manufactured home, the trustee would be entitled to be paid out of the sale proceeds before those proceeds could be applied to the payment of the claims of unsecured creditors or the holders of subsequently perfected security interests or, thereafter, to the debtor.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the manufactured home securing that debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

         Other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

CONSUMER PROTECTION LAWS

         The so-called "holder-in-due-course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction, and related lenders and assignees, to transfer the contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to asset the rule to set off remaining amounts due as a defense against a claim brought by the trustee against the obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination of the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

TRANSFERS OF MANUFACTURED HOMES; ENFORCEABILITY OF "DUE-ON-SALE" CLAUSES

         The contracts, in general, prohibit the sale or transfer of the related manufactured homes without the consent of the servicer and permit the acceleration of the maturity of the contracts by the servicer upon any sale or transfer that is not consented to.

         In the case of a  transfer  of a  manufactured  home  after  which  the servicer desires to accelerate the maturity of the related contract, the servicer's ability to do so will depend on the enforceability under state law of the "due-on-sale" clause. The Garn-St. Germain Depository Institutions Act of 1982 generally preempts state laws prohibiting enforcement of "due-on-sale" clauses applicable to the manufactured homes, with some exemptions and conditions. Consequently, in some states the servicer may be prohibited from enforcing a "due-on-sale" clause in the contracts.

APPLICABILITY OF USURY LAWS

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 provides that, subject to the following conditions, state usury limitations shall not apply to any loan which is secured by a first lien on specified kinds of manufactured housing. The contracts would be covered if they satisfy specified conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

         Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, and state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. The seller will represent that all of the contracts comply with applicable usury law.

FORMALDEHYDE LITIGATION WITH RESPECT TO CONTRACTS

         A number of lawsuits have been brought in the United States alleging personal injury from exposure to the chemical formaldehyde, which is preset in many building materials, including components of manufactured housing such as plywood flooring and wall paneling. Some of these lawsuits were brought against manufacturers of manufactured housing, suppliers of component parts, and related persons in the distribution process. sponsor is aware of a limited number of cases in which plaintiffs have won judgments in these lawsuits.

         The holder of any contract secured by a manufactured home with respect to which a formaldehyde claim has been successfully asserted may be liable to the obligor for the amount paid by the obligor on the related contract and may be unable to collect amounts still due under the contract. The successful assertion of that claim constitutes a breach of a representation or warranty of the person specified in the prospectus supplement, and the holders would suffer a loss only to the extent that (1) the person breached its obligation to repurchase the contract in the event an obligor is successful in asserting the claim, and (2) the person, the servicer or the trustee were unsuccessful in asserting any claim of contribution or subrogation on behalf of the holders against the manufacturer or other persons who were directly liable to the plaintiff for the damages. Typical products liability insurance policies held by manufacturers and component suppliers of manufactured homes may not cover liabilities arising from formaldehyde in manufactured housing, with the result that recoveries from those manufacturers, suppliers or other persons may be limited to their corporate assets without the benefit of insurance.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

         Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (1) are entitled to have interest rates reduced and capped at 6% per annum, on obligations (including mortgage loans) incurred prior to the commencement of military service for the duration of military service, (2) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on those obligations entered into prior to military service for the duration of military service and (3) may have the maturity of the obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (1), (2), or (3) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with the obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a mortgage loan included in a trust fund for a series is relieved under the Soldiers' and Sailors' Civil Relief Act of 1940, none of the trust fund, the servicer, the sponsor nor the trustee will be required to advance the amounts, and any loss in respect thereof may reduce the amounts available to be paid to the holders of the securities of that series.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following is a general discussion of the material anticipated federal income tax consequences to investors of the purchase, ownership and disposition of the securities offered hereby. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors are urged to consult their own tax advisors in determining the particular federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the securities. References in this section to "sections" and the "code" refer to the Internal Revenue Code of 1986, as amended.

         The following discussion addresses securities of five general types:

         o securities representing interests in a grantor trust which the sponsor will covenant not to elect to have treated as a REMIC or a FASIT;

         o securities representing interests in a trust, or a portion thereof, which the sponsor will covenant to elect to have treated as a REMIC under sections 860A through 860G;

         o securities that are intended to be treated for federal income tax purposes as indebtedness secured by the underlying loans;

         o securities representing interests in a trust that is intended to be treated as a partnership under the code; and

         o securities representing interests in a trust, or portion thereof, which the Company will covenant to elect to have treated as a FASIT under sections 860H through 860L.

         The prospectus supplement for each series of securities will indicate whether a REMIC or FASIT election (or elections) will be made for the related trust and, if a REMIC or FASIT election is to be made, will identify all "regular interests" and "residual interests" in the REMIC or all "regular interests," "high-yield interests" or the "ownership interest" in the FASIT.

         The Taxpayer Relief Act of 1997 adds provisions to the code that require the recognition of gain upon the "constructive sale of an appreciated financial position." A constructive sale of an appreciated financial position occurs if a taxpayer enters into transactions with respect to a financial instrument that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. These provisions apply only to classes of securities that do not have a principal balance.

GRANTOR TRUST SECURITIES

         With respect to each series of grantor trust securities, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that the related grantor trust will be classified as a grantor trust and not as a partnership or an association taxable as a corporation. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus. Accordingly, each beneficial owner of a grantor trust security will generally be treated as the owner of an interest in the loans included in the grantor trust.

         For purposes of the following discussion, a grantor trust security representing an undivided equitable ownership interest in the principal of the loans constituting the related grantor trust, together with interest thereon at a pass-through rate, will be referred to as a "grantor trust fractional interest security." A grantor trust security representing ownership of all or a portion of the difference between interest paid on the loans constituting the related grantor trust and interest paid to the beneficial owners of grantor trust fractional interest securities issued with respect to the grantor trust will be referred to as a "grantor trust strip security."

Taxation of Beneficial Owners of Grantor Trust Securities

         Beneficial owners of grantor trust fractional interest securities generally will be required to report on their federal income tax returns their respective shares of the income from the loans (including amounts used to pay reasonable servicing fees and other expenses but excluding amounts payable to beneficial owners of any corresponding grantor trust strip securities) and, subject to the limitations described below, will be entitled to deduct their shares of any reasonable servicing fees and other expenses. If a beneficial owner acquires a grantor trust fractional interest security for an amount that differs from its outstanding principal amount, the amount includible in income on a grantor trust fractional interest security may differ from the amount of interest distributable thereon. See "Discount and Premium," below. Individuals holding a grantor trust fractional interest security directly or through pass-through entities will be allowed a deduction for reasonable servicing fees and expenses only to the extent that the aggregate of the beneficial owner's miscellaneous itemized deductions exceeds 2% of the beneficial owner's adjusted gross income. Further, beneficial owners (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining alternative minimum taxable income.

         Beneficial owners of grantor trust strip securities generally will be required to treat the securities as "stripped coupons" under section 1286. Accordingly, that beneficial owner will be required to treat the excess of the total amount of payments on the security over the amount paid for the security as original issue discount and to include the discount in income as it accrues over the life of the security. See "--Discount and Premium," below.

         Grantor trust fractional interest securities may also be subject to the coupon stripping rules if a class of grantor trust strip securities is issued as part of the same series of securities. The consequences of the application of the coupon stripping rules would appear to be that any discount arising upon the purchase of that security (and perhaps all stated interest thereon) would be classified as original issue discount and includible in the beneficial owner's income as it accrues (regardless of the beneficial owner's method of accounting), as described below under "--Discount and Premium." The coupon stripping rules will not apply, however, if (i) the pass-through rate is no more than 100 basis points lower than the gross rate of interest payable on the underlying loans and (ii) the difference between the outstanding principal balance on the security and the amount paid for the security is less than 0.25% of the principal balance times the weighted average remaining maturity of the security.

Sales of Grantor Trust Securities

         Any gain or loss recognized on the sale of a grantor trust security (equal to the difference between the amount realized on the sale and the adjusted basis of the grantor trust security) will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and in the case of banks and other financial institutions except as provided under section 582(c). The adjusted basis of a grantor trust security will generally equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions of principal.

Grantor Trust Reporting

         The trustee will furnish to each beneficial owner of a grantor trust fractional interest security with each distribution a statement setting forth the amount of the distribution allocable to principal on the underlying loans and to interest thereon at the related interest rate. In addition, within a reasonable time after the end of each calendar year, based on information provided by the Master servicer, the trustee will furnish to each beneficial owner during the year any customary factual information that the Master servicer deems necessary or desirable to enable beneficial owners of grantor trust securities to prepare their tax returns and will furnish comparable information to the Internal Revenue Service (the "IRS") as and when required to do so by law.

REMIC SECURITIES

         If provided in a prospectus supplement, an election will be made to treat a trust as a REMIC. With respect to each series of securities for which that election is made, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that, assuming compliance with the pooling and servicing agreement, the trust will be treated as a REMIC for federal income tax purposes. A trust for which a REMIC election is made will be referred to in this prospectus as a "REMIC trust." The securities of each class will be designated as "regular interests" in the REMIC trust except that a separate class will be designated as the "residual interest" in the REMIC trust. The prospectus supplement for each series of securities will state whether securities of each class will constitute a REMIC regular security or a REMIC residual security. The opinion shall be attached on Form 8-K to be filed with the securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the securities and Exchange Commission as a post-effective amendment to the prospectus.

         A REMIC trust will not be subject to federal income tax except with respect to income from prohibited transactions and in other instances described below. See "--Taxes on a REMIC Trust." Generally, the total income from the mortgage loans in a REMIC trust will be taxable to the beneficial owners of the securities of that series, as described below.

         Regulations issued by the Treasury Department on December 23, 1992 (the "REMIC regulations") provide some guidance regarding the federal income tax consequences associated with the purchase, ownership and disposition of REMIC securities. While material provisions of the REMIC regulations are discussed below, investors should consult their own tax advisors regarding the possible application of the REMIC regulations in their specific circumstances.

Special Tax Attributes

         REMIC regular securities and REMIC residual securities will be "regular or residual interests in a REMIC" within the meaning of section 7701(a)(19)(C)(xi) and "real estate assets" within the meaning of section 856(c)(5)(A). If at any time during a calendar year less than 95% of the assets of a REMIC trust consist of "qualified mortgages" (within the meaning of section 860G(a)(3)) then the portion of the REMIC regular securities and REMIC residual securities that are qualifying assets under those sections during the calendar year may be limited to the portion of the assets of the REMIC trust that are qualified mortgages. Similarly, income on the REMIC regular securities and REMIC residual securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) , subject to the same limitation as described in the preceding sentence. For purposes of applying this limitation, a REMIC trust should be treated as owning the assets represented by the qualified mortgages. The assets of the trust fund will include, in addition to the mortgage loans, payments on the mortgage loans held pending distribution on the REMIC regular securities and REMIC residual securities and any reinvestment income thereon. REMIC regular securities and REMIC residual securities held by a financial institution to which section 585, 586 or 593 applies will be treated as evidences of indebtedness for purposes of section 582(c)(1). REMIC regular securities will also be qualified mortgages with respect to other REMICs.

Taxation of Beneficial Owners of REMIC Regular Securities

         Except as indicated below in this federal income tax discussion, the REMIC regular securities will be treated for federal income tax purposes as debt instruments issued by the REMIC trust on the settlement date and not as ownership interests in the REMIC trust or its assets. Beneficial owners of REMIC regular securities that otherwise report income under a cash method of accounting will be required to report income with respect to those securities under an accrual method. For additional tax consequences relating to REMIC regular securities purchased at a discount or with premium, see "--Discount and Premium," below.

Taxation of Beneficial Owners of REMIC Residual Securities

         Daily Portions. Except as indicated below, a beneficial owner of a REMIC residual security for a REMIC trust generally will be required to report its daily portion of the taxable income or net loss of the REMIC trust for each day during a calendar quarter that the beneficial owner owned the REMIC residual security. For this purpose, the daily portion shall be determined by allocating to each day in the calendar quarter its ratable portion of the taxable income or net loss of the REMIC trust for the quarter and by allocating the amount so allocated among the beneficial owners of residual securities (on that day) in accordance with their percentage interests on that day. Any amount included in the gross income or allowed as a loss of any beneficial owner of a residual security by virtue of this paragraph will be treated as ordinary income or loss.

         The requirement that each beneficial owner of a REMIC residual security report its daily portion of the taxable income or net loss of the REMIC trust will continue until there are no securities of any class outstanding, even though the beneficial owner of the REMIC residual security may have received full payment of the stated interest and principal on its REMIC residual security.

         The trustee will provide to beneficial owners of REMIC residual securities of each series of securities (i) any information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the securities of the series that may be required under the code.

         Taxable Income or Net Loss of a REMIC Trust. The taxable income or net loss of a REMIC trust will be the income from the qualified mortgages it holds and any reinvestment earnings less deductions allowed to the REMIC trust. The taxable income or net loss for a given calendar quarter will be determined in the same manner as for an individual having the calendar year as the taxable year and using the accrual method of accounting, with modifications. The first modification is that a deduction will be allowed for accruals of interest (including any original issue discount, but without regard to the investment interest limitation in section 163(d) ) on the REMIC regular securities (but not the REMIC residual securities), even though REMIC regular securities are for non-tax purposes evidences of beneficial ownership rather than indebtedness of a REMIC trust. Second, market discount or premium equal to the difference between the total stated principal balances of the qualified mortgages and the basis to the REMIC trust generally will be included in income (in the case of discount) or deductible (in the case of premium) by the REMIC trust as it accrues under a constant yield method, taking into account the "prepayment assumption" (as defined in the prospectus supplement, see "--Discount and Premium--Original Issue Discount," below). The basis to a REMIC trust in the qualified mortgages is the aggregate of the issue prices of all the REMIC regular securities and REMIC residual securities in the REMIC trust on the settlement date. If, however, a substantial amount of a class of REMIC regular securities or REMIC residual securities has not been sold to the public, then the fair market value of all the REMIC regular securities or REMIC residual securities in that class as of the date of the prospectus supplement should be substituted for the issue price.

         Third, no item of income, gain, loss or deduction allocable to a prohibited transaction (see "--Taxes on a REMIC Trust--Prohibited Transactions" below) will be taken into account. Fourth, a REMIC trust generally may not deduct any item that would not be allowed in calculating the taxable income of a partnership by virtue of section 703(a)(2). Finally, the limitation on miscellaneous itemized deductions imposed on individuals by section 67 will not be applied at the REMIC trust level to any servicing and guaranty fees. (See, however, "--Pass-Through of Servicing and Guaranty Fees to Individuals" below.) In addition, under the REMIC regulations, any expenses that are incurred in connection with the formation of a REMIC trust and the issuance of the REMIC regular securities and REMIC residual securities are not treated as expenses of the REMIC trust for which a deduction is allowed. If the deductions allowed to a REMIC trust exceed its gross income for a calendar quarter, the excess will be a net loss for the REMIC trust for that calendar quarter. The REMIC regulations also provide that any gain or loss to a REMIC trust from the disposition of any asset, including a qualified mortgage or "permitted investment" (as defined in section 860G(a)(5) ) will be treated as ordinary gain or loss.

         A beneficial owner of a REMIC residual security may be required to recognize taxable income without being entitled to receive a corresponding amount of cash. This could occur, for example, if the qualified mortgages are considered to be purchased by the REMIC trust at a discount, some or all of the REMIC regular securities are issued at a discount, and the discount included as a result of a prepayment on a mortgage loan that is used to pay principal on the REMIC regular securities exceeds the REMIC trust's deduction for unaccrued original issue discount relating to the REMIC regular securities. Taxable income may also be greater in earlier years because interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC regular securities, may increase over time as the earlier classes of REMIC regular securities are paid, whereas interest income with respect to any given mortgage loan expressed as a percentage of the outstanding principal amount of that mortgage loan, will remain constant over time.

         Basis Rules and Distributions. A beneficial owner of a REMIC residual security has an initial basis in its security equal to the amount paid for that REMIC residual security. That basis is increased by amounts included in the income of the beneficial owner and decreased by distributions and by any net loss taken into account with respect to the REMIC residual security. A distribution on a REMIC residual security to a beneficial owner is not included in gross income to the extent it does not exceed the beneficial owner's basis in the REMIC residual security (adjusted as described above) and, to the extent it exceeds the adjusted basis of the REMIC residual security, shall be treated as gain from the sale of the REMIC residual security.

         A beneficial owner of a REMIC residual security is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the beneficial owner's adjusted basis in its REMIC residual security as of the close of the calendar quarter (determined without regard to the net loss). Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual security.

         Excess Inclusions. Any excess inclusions with respect to a REMIC residual security are subject to special tax rules. With respect to a beneficial owner of a REMIC residual security, the excess inclusion for any calendar quarter is defined as the excess (if any) of the daily portions of taxable income over the sum of the "daily accruals" for each day during a quarter that the REMIC residual security was held by the beneficial owner. The daily accruals are determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC residual security at the beginning of the calendar quarter and 120% of the "federal long-term rate" in effect on the settlement date, based on quarterly compounding, and properly adjusted for the length of the quarter. For this purpose, the adjusted issue price of a REMIC residual security as of the beginning of any calendar quarter is equal to the issue price of the REMIC residual security, increased by the amount of daily accruals for all prior quarters and decreased by any distributions made with respect to the REMIC residual security before the beginning of that quarter. The issue price of a REMIC residual security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the REMIC residual securities was sold. The federal long-term rate is a blend of current yields on treasury securities having a maturity of more than nine years, computed and published monthly by the IRS.

         In general, beneficial owners of REMIC residual securities with excess inclusion income cannot offset that income by losses from other activities. For beneficial owners that are subject to tax only on unrelated business taxable income (as defined in section 511 ), an excess inclusion of a beneficial owner is treated as unrelated business taxable income. With respect to variable contracts (within the meaning of section 817 ), a life insurance company cannot adjust its reserve to the extent of any excess inclusion, except as provided in regulations. The REMIC regulations indicate that if a beneficial owner of a REMIC residual security is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests in REMICs held by members of the affiliated group. For a discussion of the effect of excess inclusions on foreign investors that own REMIC residual securities, see "--Foreign Investors" below.

         The Treasury Department also has the authority to issue regulations that would treat all taxable income of a REMIC trust as excess inclusions if the REMIC residual security does not have "significant value." Although the Treasury Department did not exercise this authority in the REMIC regulations, future regulations may contain this rule. If that rule were adopted, it is unclear how significant value would be determined for these purposes. If no similar rule is applicable, excess inclusions should be calculated as discussed above.

         In the case of any REMIC residual securities that are held by a real estate investment trust, the aggregate excess inclusions with respect to REMIC residual securities reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of section 857(b)(2) , excluding any net capital gain) will be allocated among the shareholders of that trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC residual security as if held directly by the shareholder. Similar rules will apply in the case of regulated investment companies, common trust funds and cooperatives that hold a REMIC residual security.

         Pass-Through of Servicing and Guaranty Fees to Individuals. A beneficial owner of a REMIC residual security who is an individual will be required to include in income a share of any servicing and guaranty fees. A deduction for these fees will be allowed to a beneficial owner only to the extent that those fees, along with some of the beneficial owner's other miscellaneous itemized deductions exceed 2% of the beneficial owner's adjusted gross income. In addition, a beneficial owner of a REMIC residual security may not be able to deduct any portion of the fees in computing a beneficial owner's alternative minimum tax liability. A beneficial owner's share of the fees will generally be determined by (i) allocating the amount of the expenses for each calendar quarter on a pro rata basis to each day in the calendar quarter, and
(ii) allocating the daily amount among the beneficial owners in proportion to their respective holdings on that day.

Taxes on a REMIC Trust

         Prohibited Transactions. The Code imposes a tax on a REMIC equal to 100% of the net income derived from "prohibited transactions." In general, a prohibited transaction means the disposition of a qualified mortgage other than under specified exceptions, the receipt of investment income from a source other than a mortgage loan or other permitted investments, the receipt of compensation for services, or the disposition of an asset purchased with the payments on the qualified mortgages for temporary investment pending distribution on the regular and residual interests.

         Contributions to a REMIC after the Startup Day. The Code imposes a tax on a REMIC equal to 100% of the value of any property contributed to the REMIC after the "startup day" (generally the same as the settlement date). Exceptions are provided for cash contributions to a REMIC (i) during the three month period beginning on the startup day, (ii) made to a qualified reserve fund by a beneficial owner of a residual interest, (iii) in the nature of a guarantee,
(iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted by Treasury Regulations.

         Net Income from Foreclosure Property. The Code imposes a tax on a REMIC equal to the highest corporate rate on "net income from foreclosure property." The terms "foreclosure property" (which includes property acquired by deed in lieu of foreclosure) and "net income from foreclosure property" are defined by reference to the rules applicable to real estate investment trusts. Generally, foreclosure property would be treated as such for a period of three years, with a possible extension. Net income from foreclosure property generally means gain from the sale of foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

Sales of REMIC Securities

         Except as provided below, if a REMIC regular residual security is sold, the seller will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the security. The adjusted basis of a REMIC regular security generally will equal the cost of that security to the seller, increased by any original issue discount or market discount included in the seller's gross income with respect to the security and reduced by distributions on that security previously received by the seller of amounts included in the stated redemption price at maturity and by any premium that has reduced the seller's interest income with respect to the security. See "--Discount and Premium." The adjusted basis of a REMIC residual security is determined as described above under "--Taxation of Beneficial Owners of REMIC Residual Securities--Basis Rules and Distributions." Except as provided in the following paragraph or under section 582(c) , any gain or loss will be capital gain or loss, provided the security is held as a "capital asset" (generally, property held for investment) within the meaning of section 1221.

         Gain from the sale of a REMIC regular security that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of (i) the amount that would have been includible in the income of the beneficial owner of a REMIC regular security had income accrued at a rate equal to 110% of the "applicable federal rate" (generally, an average of current yields on treasury securities) as of the date of purchase over (ii) the amount actually includible in the beneficial owner's income. In addition, gain recognized on a sale by a beneficial owner of a REMIC regular security who purchased the security at a market discount would also be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period a security was held by the beneficial owner, reduced by any market discount includible in income under the rules described below under "--Discount and Premium."

         If a beneficial owner of a REMIC residual security sells its REMIC residual security at a loss, the loss will not be recognized if, within six months before or after the sale of the REMIC residual security, the beneficial owner purchases another residual interest in any REMIC or any interest in a taxable mortgage pool (as defined in section 7701(i) ) comparable to a residual interest in a REMIC. That disallowed loss would be allowed upon the sale of the other residual interest (or comparable interest) if the rule referred to in the preceding sentence does not apply to that sale. While this rule may be modified by Treasury Regulations, no such regulations have yet been published.

         Transfers of REMIC Residual Securities. Section 860E(e) imposes a substantial tax, payable by the transferor (or, if a transfer is through a broker, nominee, or other middleman as the transferee's agent, payable by that agent) upon any transfer of a REMIC residual security to a disqualified organization and upon a pass-through entity (including regulated investment companies, real estate investment trusts, common trust funds, partnerships, trusts, estates, cooperatives, and nominees) that owns a REMIC residual security if the pass-through entity has a disqualified organization as a record-holder. For purposes of the preceding sentence, a transfer includes any transfer of record or beneficial ownership, whether by purchase, by default under a secured lending agreement or otherwise.

         The term "disqualified organization" includes the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax, unless the organization is subject to the tax on unrelated business income. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in the entity are not held by disqualified organizations and (ii) information necessary for the application of the REMIC tax will be made available. Restrictions on the transfer of a REMIC residual security and other provisions that are intended to meet this requirement are described in the pooling and servicing agreement, and will be discussed more fully in the prospectus supplement relating to the offering of any REMIC residual security. In addition, a pass-through entity (including a nominee) that holds a REMIC residual security may be subject to additional taxes if a disqualified organization is a record-holder of an interest in that entity. A transferor of a REMIC residual security (or an agent of a transferee of a REMIC residual security, as the case may be) will be relieved of that tax liability if (i) the transferee furnishes to the transferor (or the transferee's agent) an affidavit that the transferee is not a disqualified organization, and (ii) the transferor (or the transferee's agent) does not have actual knowledge that the affidavit is false at the time of the transfer. Similarly, no tax will be imposed on a pass-through entity for a period with respect to an interest in that entity is owned by a disqualified organization if (i) the record-holder of the interest furnishes to the pass-through entity an affidavit that it is not a disqualified organization, and (ii) during that period, the pass-through entity has no actual knowledge that the affidavit is false.

         The Taxpayer Relief Act of 1997 adds provisions to the code that will apply to an "electing large partnership." If an electing large partnership holds a residual certificate, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by section 860E(e). An exception to this tax, otherwise available to a pass-through entity that is furnished with affidavits by record holders of interests in the entity and that does not know the affidavits are false, is not available to an electing large partnership.

         Under the REMIC regulations, a transfer of a "noneconomic residual interest" to a U.S. Person (as defined below in "--Foreign Investors--grantor trust securities and REMIC regular securities") will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. A REMIC residual security would be treated as constituting a noneconomic residual interest unless, at the time of the transfer, (i) the present value of the expected future distributions on the REMIC residual security is no less than the product of the present value of the "anticipated excess inclusions" with respect to that security and the highest corporate rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the applicable REMIC trust in an amount sufficient to satisfy the liability for income tax on any "excess inclusions" at or after the time when the liability accrues. Anticipated excess inclusions are the excess inclusions that are anticipated to be allocated to each calendar quarter (or portion thereof) following the transfer of a REMIC residual security, determined as of the date the security is transferred and based on events that have occurred as of that date and on the prepayment assumption. See "--Discount and Premium" and
"--Taxation   of  Beneficial   Owners  of  REMIC   Residual   Securities--Excess
Inclusions."

         The REMIC regulations provide that a significant purpose to impede the assessment or collection of tax exists if, at the time of the transfer, a transferor of a REMIC residual security has "improper knowledge" (i.e., either knew, or should have known, that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC trust). A transferor is presumed not to have improper knowledge if (i) the transferor conducts, at the time of a transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they come due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; and (ii) the transferee makes representations to the transferor in the affidavit relating to disqualified organizations discussed above. Transferors of a REMIC residual security should consult with their own tax advisors for further information regarding the transfers.

         Reporting and Other Administrative Matters. For purposes of the administrative provisions , each REMIC trust will be treated as a partnership and the beneficial owners of REMIC residual securities will be treated as partners. The trustee will prepare, sign and file federal income tax returns for each REMIC trust, which returns are subject to audit by the IRS. Moreover, within a reasonable time after the end of each calendar year, the trustee will furnish to each beneficial owner that received a distribution during that year a statement setting forth the portions of any distributions that constitute interest distributions, original issue discount, and any other information required by Treasury Regulations and, with respect to beneficial owners of REMIC residual securities in a REMIC trust, information necessary to compute the daily portions of the taxable income (or net loss) of the REMIC trust for each day during the year. The trustee will also act as the tax matters partner for each REMIC trust, either in its capacity as a beneficial owner of a REMIC residual security or in a fiduciary capacity. Each beneficial owner of a REMIC residual security, by the acceptance of its REMIC residual security, agrees that the trustee will act as its fiduciary in the performance of any duties required of it in the event that it is the tax matters partner.

         Each beneficial owner of a REMIC residual security is required to treat items on its return consistently with the treatment on the return of the REMIC trust, unless the beneficial owner either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC trust. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC trust level.

Termination

         In general, no special tax consequences will apply to a beneficial owner of a REMIC regular security upon the termination of a REMIC trust by virtue of the final payment or liquidation of the last mortgage loan remaining in the trust fund. If a beneficial owner of a REMIC residual security's adjusted basis in its REMIC residual security at the time the termination occurs exceeds the amount of cash distributed to the beneficial owner in liquidation of its interest, although the matter is not entirely free from doubt, it would appear that the beneficial owner of the REMIC residual security is entitled to a loss equal to the amount of that excess.

DEBT SECURITIES

         With respect to each series of debt securities, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that the securities will be classified as debt secured by the related loans. Consequently, the debt securities will not be treated as ownership interests in the loans or the trust. Beneficial owners will be required to report income received with respect to the debt securities in accordance with their normal method of accounting. For additional tax consequences relating to debt securities purchased at a discount or with premium, see "--Discount and Premium," below.

Special Tax Attributes

         As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions. In general, debt securities will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in debt securities.

Sale or Exchange

         If a beneficial owner of a debt security sells or exchanges the security, the beneficial owner will recognize gain or loss equal to the difference, if any, between the amount received and the beneficial owner's adjusted basis in the security. The adjusted basis in the security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the security and reduced by the payments previously received on the security, other than payments of qualified stated interest, and by any amortized premium.

         In general (except as described in "--Discount and Premium--Market Discount," below), except for financial institutions subject to section 582(c) , any gain or loss on the sale or exchange of a debt security recognized by an investor who holds the security as a capital asset (within the meaning of section 1221 ), will be capital gain or loss and will be long-term or short-term depending on whether the security has been held for more than one year.

PARTNERSHIP INTERESTS

         With respect to each series of partnership interests, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that the trust will be treated as a partnership and not an association taxable as a corporation for federal income tax purposes. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus. Accordingly, each beneficial owner of a partnership interest will generally be treated as the owner of an interest in the loans.

Special Tax Attributes

         As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions. In general, partnership interests will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in partnership interests.

Taxation of Beneficial Owners of Partnership Interests

         If the trust is treated as a partnership for federal income tax purposes, the trust will not be subject to federal income tax. Instead, each beneficial owner of a partnership interest will be required to separately take into account an allocable share of income, gains, losses, deductions, credits and other tax items of the trust. These partnership allocations are made in accordance with the code, Treasury Regulations and the partnership agreement (here, the trust agreement and related documents).

         The trust's assets will be the assets of the partnership. The trust's income will consist primarily of interest and finance charges earned on the underlying mortgage loans. The trust's deductions will consist primarily of interest accruing with respect to any indebtedness issued by the trust, servicing and other fees, and losses or deductions upon collection or disposition of the trust's assets.

         The trust could have an obligation to make payments of withholding tax on behalf of a beneficial owner of a partnership interest. (See "Backup Withholding" and "Foreign Investors" below).

         Substantially all of the taxable income allocated to a beneficial owner of a partnership interest that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to the holder under the code.

         Under section 708 , the trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust are sold or exchanged within a 12-month period. Under the final regulations issued on May 9, 1997 if such a termination occurs, the trust is deemed to contribute all of its assets and liabilities to a newly formed partnership in exchange for a partnership interest. Immediately thereafter, the terminated partnership distributes interests in the new partnership to the purchasing partner and remaining partners in proportion to their interests in liquidation of the terminated partnership.

Sale or Exchange of Partnership Interests

         Generally, capital gain or loss will be recognized on a sale or exchange of partnership interests in an amount equal to the difference between the amount realized and the seller's tax basis in the partnership interests sold. A beneficial owner of a partnership interest's tax basis in a partnership interest will generally equal the beneficial owner's cost increased by the beneficial owner's share of trust income (includible in income) and decreased by any distributions received with respect to the partnership interest. In addition, both the tax basis in the partnership interest and the amount realized on a sale of a partnership interest would take into account the beneficial owner's share of any indebtedness of the trust. A beneficial owner acquiring partnership interests at different prices may be required to maintain a single aggregate adjusted tax basis in the partnership interest, and upon sale or other disposition of some of the partnership interests, allocate a portion of the aggregate tax basis to the partnership interests sold (rather than maintaining a separate tax basis in each partnership interest for purposes of computing gain or loss on a sale of that partnership interest).

         Any gain on the sale of a partnership interest attributable to the beneficial owner's share of unrecognized accrued market discount on the assets of the trust would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. If a beneficial owner of a partnership interest is required to recognize an aggregate amount of income over the life of the partnership interest that exceeds the aggregate cash distributions with respect thereto, that excess will generally give rise to a capital loss upon the retirement of the partnership interest. If a beneficial owner sells its partnership interest at a profit or loss, the transferee will have a higher or lower basis in the partnership interests than the transferor had. The tax basis of the trust's assets will not be adjusted to reflect that higher or lower basis unless the trust files an election under section 754.

Partnership Reporting Matters

         The Owner trustee is required to (i) keep complete and accurate books of the trust, (ii) file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the trust and (iii) report each beneficial owner of a partnership interest's allocable share of items of trust income and expense to beneficial owners and the IRS on Schedule K-1. The trust will provide the Schedule K-1 information to nominees that fail to provide the trust with the information statement described below and those nominees will be required to forward the information to the beneficial owners of the partnership interests. Generally, beneficial owners of a partnership interests must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the beneficial owner of a partnership interest notifies the IRS of all the inconsistencies.

         Under section 6031 , any person that holds partnership interests as a nominee at any time during a calendar year is required to furnish the trust with a statement containing information on the nominee, the beneficial owners and the partnership interests so held. Required information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of the person,
(y) whether the person is a United States person, a tax-exempt entity or a foreign government, and international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) information on partnership interests that were held, bought or sold on behalf of the person throughout the year. In addition, brokers and financial institutions that hold partnership interests through a nominee are required to furnish directly to the trust information as to themselves and their ownership of partnership interests. A clearing agency registered under section 17A of the Securities Exchange Act of 1934 is not required to furnish any such information statement to the trust. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

         The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the beneficial owner of a partnership interests, and a beneficial owner of a partnership interest may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of the beneficial owner of a partnership interest's returns and adjustments of items note related to the income and losses of the trust.

FASIT SECURITIES

         If provided in a prospectus supplement, an election will be made to treat the trust as a FASIT within the meaning of section 860L(a). With respect to each series of securities for which an election is made, Dewey Ballantine LLP, special tax counsel to the sponsor, will deliver its opinion to the sponsor that, assuming compliance with the pooling and servicing agreement, the trust will be treated as a FASIT for federal income tax purposes. A trust for which a FASIT election is made will be referred to in this prospectus as a "FASIT trust." The securities of each class will be designated as "regular interests" or "high-yield regular interests" in the FASIT trust except that one separate class will be designated as the "ownership interest" in the FASIT trust. The prospectus supplement for each series of securities will state whether securities of each class will constitute either a regular interest or a high-yield regular interest (a FASIT regular security) or an ownership interest (a FASIT Ownership security). The opinion shall be attached on Form 8-K to be filed with the securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the securities and Exchange Commission as a post-effective amendment to the prospectus.

Special Tax Attributes

         FASIT securities held by a real estate investment trust will constitute "real estate assets" within the meaning of sections 856(c)(5)(A) and 856(c)(6) and interest on the FASIT regular securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the FASIT trust and the income thereon would be so treated. FASIT regular securities held by a domestic building and loan association will be treated as "regular interest[s] in a FASIT" under section 7701(a)(19)(C)(xi), but only in the proportion that the FASIT trust holds "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of section 7701(a)(19)(C)(v). If at all times 95% or more of the assets of the FASIT trust or the income thereon qualify for the foregoing treatments, the FASIT regular securities will qualify for the corresponding status in their entirety. For purposes of section 856(c)(5)(A), payments of principal and interest on a mortgage loan that are reinvested pending distribution to holders of FASIT regular securities should qualify for that treatment. FASIT regular securities held by a regulated investment company will not constitute "government securities" within the meaning of section 851(b)(4)(A)(i). FASIT regular securities held by financial institutions will constitute an "evidence of indebtedness" within the meaning of section 582(c)(1).

Taxation of Beneficial Owners of FASIT Regular Securities

         A FASIT trust will not be subject to federal income tax except with respect to income from prohibited transactions and in other instances as described below. The FASIT regular securities generally will be treated for federal income tax purposes as newly-originated debt instruments. In general, interest, original issue discount and market discount on a FASIT regular security will be treated as ordinary income to the beneficial owner, and principal payments, other than principal payments that do not exceed


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

accrued market discount, on an FASIT regular security will be treated as a return of capital to the extent of the beneficial owner's basis allocable thereto. Beneficial owners must use the accrual method of accounting with respect to FASIT regular securities, regardless of the method of accounting otherwise used by those beneficial owners. See discussion of "Discount and Premium" below.

         In order for the FASIT trust to qualify as a FASIT, there must be ongoing compliance with the requirements of the code. The FASIT must fulfill an asset test, which requires that substantially all the assets of the FASIT, as of the close of the third calendar month beginning after the "startup day," which for purposes of this discussion is the date of the initial issuance of the FASIT securities, and at all times thereafter, must consist of cash or cash equivalents, debt instruments, other than debt instruments issued by the owner of the FASIT or a related party, and hedges, and contracts to acquire the same, foreclosure property and regular interests in another FASIT or in a REMIC. Based on identical statutory language applicable to REMICs, it appears that the "substantially all" requirement should be met if at all times the aggregate adjusted basis of the nonqualified assets is less than one percent of the aggregate adjusted basis of all the FASIT's assets. The FASIT provisions, sections 860H through 860L, also require the FASIT ownership interest and "high-yield regular interests" to be held only by fully taxable domestic corporations.

         Permitted debt instruments must bear interest, if any, at a fixed or qualified variable rate. Permitted hedges include interest rate or foreign currency notional principal contracts, letters of credit, insurance, guarantees of payment default and similar instruments to be provided in regulations, and which are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on interests issued by the FASIT. Foreclosure property is real property acquired by the FASIT in connection with the default or imminent default of a qualified mortgage, provided the sponsor had no knowledge or reason to know as of the date the asset was acquired by the FASIT that a default had occurred or would occur.

         The various interests in a FASIT also must meet additional requirements. All of the interests in a FASIT must be either one or more classes of regular interests or a single class of ownership interest. A regular interest is an interest in a FASIT that is issued on or after the Startup Day with fixed terms, is designated as a regular interest, and (1) unconditionally entitles the holder to receive a specified principal amount (or other similar amount), (2) provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate,
(3) has a stated maturity of not longer than 30 years, (4) has an issue price not greater than 125% of its stated principal amount, and (5) has a yield to maturity not greater than 5 percentage points higher than the related applicable federal rate, as defined in section 1274(d). In order to meet the 30 year maturity requirement, the FASIT regular securities will be retired and replaced, to the extent then-outstanding, with new regular interests on the 30th anniversary of the date of issuance of the FASIT regular securities. A regular interest that is described in the preceding sentence except that if fails to meet one or more of requirements (1), (2) (4) or (5) is a "high-yield regular interest." A high-yield regular interest that fails requirement (2) must consist of a specified, nonvarying portion of the interest payments on the permitted assets, by reference to the REMIC rules. An ownership interest is an interest in a FASIT other than a regular interest that is issued on the Startup Day, is designated an ownership interest and is held by a single, fully-taxable, domestic corporation. An interest in a FASIT may be treated as a regular interest even if payments of principal with respect to the interest are subordinated to payments on other regular interests or the ownership interest in the FASIT, and are dependent on the absence of defaults or delinquencies on permitted assets lower than reasonably expected returns on permitted assets, unanticipated expenses incurred by the FASIT or prepayment interest shortfalls.

         If an entity fails to comply with one or more of the ongoing requirements for status as a FASIT during any taxable year, the code provides that the entity or applicable potion thereof will not be treated


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as a FASIT  thereafter.  In this event, any entity that holds mortgage loans and is the obligor with respect to debt obligations with two or more maturities, such as the trust fund, may be treated as a separate association taxable as a corporation, and the FASIT regular securities may be treated as equity interests in that association. The legislative history to the FASIT provisions indicates, however, that an entity can continue to be a FASIT if loss of its status was inadvertent, it takes prompt steps to requalify and other requirements that may be provided in Treasury Regulations are met. Loss of FASIT status results in retirement of all regular interests and their reissuance. If the resulting
instruments   would  be  treated  as  equity  under   general  tax   principles,
cancellation of debt income may result.

Taxes on a FASIT Trust

         Income  from  "prohibited  transactions"  by a FASIT are taxable to the holder of the ownership interest in a FASIT at a 100% rate. Prohibited transactions generally include (1) the disposition of a permitted asset other than for (a) foreclosure, default, or imminent default of a qualified mortgage,
(b) bankruptcy or insolvency of the FASIT, (c) a qualified (complete) liquidation, (d) substitution for another permitted debt instrument or distribution of the debt instrument to the holder of the ownership interest to reduce overcollateralization, but only if a principal purpose of acquiring the debt instrument which is disposed of was not the recognition of gain, or the reduction of a loss, on the withdrawn asset as a result of an increase in the market value of the asset after its acquisition by the FASIT or (e) the retirement of a class of FASIT regular interests; (2) the receipt of income from nonpermitted assets; (3) the receipt of compensation for services; or (4) the receipt of any income derived from a loan originated by the FASIT. It is unclear the extent to which tax on these transactions could be collected from the FASIT trust directly under the applicable statutes rather than from the holder of the FASIT residual security.

         Due to the complexity of these rules, the absence of Treasury Regulations and the current uncertainty as to the manner to their application to the trust and to holders of FASIT securities, it is particularly important that potential investors consult their own tax advisors regarding the tax treatment of their acquisition ownership and disposition of the FASIT regular securities.

DISCOUNT AND PREMIUM

         A security purchased for an amount other than its outstanding principal amount will be subject to the rules governing original issue discount, market discount or premium. In addition, all grantor trust strip securities and some grantor trust fractional interest securities will be treated as having original issue discount by virtue of the coupon stripping rules in section 1286. In very general terms, (1) original issue discount is treated as a form of interest and must be included in a beneficial owner's income as it accrues (regardless of the beneficial owner's regular method of accounting) using a constant yield method;
(2) market discount is treated as ordinary income and must be included in a beneficial owner's income as principal payments are made on the security (or upon a sale of a security); and (3) if a beneficial owner so elects, premium may be amortized over the life of the security and offset against inclusions of interest income. These tax consequences are discussed in greater detail below.

Original Issue Discount

         In general, a security will be considered to be issued with original issue discount equal to the excess, if any, of its "stated redemption price at maturity" over its "issue price." The issue price of a security is the initial offering price to the public, excluding bond houses and brokers, at which a substantial number of the securities was sold. The issue price also includes any accrued interest attributable to the period between the beginning of the first remittance period and the settlement date. The stated redemption price at maturity of a security that has a notional principal amount or receives principal only or that is or may be an accrual security is equal to the sum of all distributions to be made


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

under the security. The stated redemption price at maturity of any other security is its stated principal amount, plus an amount equal to the excess, if any, of the interest payable on the first distribution date over the interest that accrues for the period from the settlement date to the first distribution date.

         Notwithstanding the general definition, original issue discount will be treated as zero if the discount is less than 0.25% of the stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a security is apparently computed for this purpose as the sum, for all distributions included in the stated redemption price at maturity of the amounts determined by multiplying (1) the number of complete years (rounding down for partial years) from the settlement date until the date on which each distribution is expected to be made under the assumption that the mortgage loans prepay at the rate specified in the prospectus supplement by (2) a fraction, the numerator of which is the amount of the distribution and the denominator of which is the security's stated redemption price at maturity. If original issue discount is treated as zero under this rule, the actual amount of original issue discount must be allocated to the principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to the distribution will be recognized.

         Section 1272(a)(6) contains special original issue discount rules directly applicable to REMIC securities and debt securities. The Taxpayer Relief Act of 1997 extends application of section 1272(a)(6) to the grantor trust securities for tax years beginning after August 5, 1997. Under these rules, (1) the amount and rate of accrual of original issue discount on each series of securities will be based on (x) the prepayment assumption, and (y) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains equal to the value of that rate on the settlement date, and (2) adjustments will be made in the amount of discount accruing in each taxable year in which the actual prepayment rate differs from the prepayment assumption.

         Section 1272(a)(6)(B)(iii) requires that the prepayment assumption used to calculate original issue discount be determined in the manner prescribed in Treasury Regulations. To date, no such regulations have been promulgated. The legislative history of this Code provision indicates that the assumed prepayment rate must be the rate used by the parties in pricing the particular transaction. The sponsor anticipates that the prepayment assumption for each series of securities will be consistent with this standard. The sponsor makes no representation, however, that the mortgage loans for a given series will prepay at the rate reflected in the prepayment assumption for that series or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the securities.

         Each beneficial owner must include in gross income the sum of the "daily portions" of original issue discount on its security for each day during its taxable year on which it held the security. For this purpose, in the case of an original beneficial owner, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each "accrual period." The trustee will supply, at the time and in the manner required by the IRS, to beneficial owners, brokers and middlemen information with respect to the original issue discount accruing on the securities. The trustee will report original issue discount based on accrual periods of no longer than one year either (1) beginning on a distribution date or, in the case of the first accrual period, the settlement date, and ending on the day before the next distribution date or
(2) beginning on the next day following a distribution date and ending on the next distribution date.

         Under section 1272(a)(6), the portion of original issue discount treated as accruing for any accrual period will equal the excess, if any, of (1) the sum of (A) the present values of all the distributions remaining to be made on the security, if any, as of the end of the accrual period and (B) the distribution made on the security during the accrual period of amounts included in the stated redemption price at maturity, over (2) the adjusted issue price of the security at the beginning of the accrual period. The


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present  value  of the  remaining  distributions  referred  to in the  preceding sentence will be calculated  based on (1) the yield to maturity of the security,
calculated  as  of  the  settlement  date,   giving  effect  to  the  prepayment
assumption, (2) events (including actual prepayments) that have occurred prior to the end of the accrual period, (3) the prepayment assumption, and (4) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains the same as its value on the settlement date over the entire life of the security. The adjusted issue price of a security at any time will equal the issue price of the security, increased by the aggregate amount of previously accrued original issue discount with respect to that security, and reduced by the amount of any distributions made on the security as of that time of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount.

         In the case of grantor trust strip securities and some REMIC securities, the calculation described in the preceding paragraph may produce a negative amount of original issue discount for one or more accrual periods. No definitive guidance has been issued regarding the treatment of the negative amounts. The legislative history to section 1272(a)(6) indicates that the negative amounts may be used to offset subsequent positive accruals but may not offset prior accruals and may not be allowed as a deduction item in a taxable year in which negative accruals exceed positive accruals. Beneficial owners of the securities should consult their own tax advisors concerning the treatment of negative accruals.

         A subsequent purchaser of a security that purchases the security at a cost less than its remaining stated redemption price at maturity also will be required to include in gross income for each day on which it holds the security, the daily portion of original issue discount with respect to that security, but reduced, if the cost of the security to the purchaser exceeds its adjusted issue price, by an amount equal to the product of (1) the daily portion and (2) a constant fraction, the numerator of which is the excess and the denominator of which is the sum of the daily portions of original issue discount on the security for all days on or after the day of purchase.

Market Discount

         A beneficial owner that purchases a security at a market discount, that is, at a purchase price less than the remaining stated redemption price at maturity of the security, or, in the case of a security with original issue discount, its adjusted issue price, will be required to allocate each principal distribution first to accrued market discount on the security, and recognize ordinary income to the extent that the distribution does not exceed the aggregate amount of accrued market discount on the security not previously included in income. With respect to securities that have unaccrued original issue discount, the market discount must be included in income in addition to any original issue discount. A beneficial owner that incurs or continues indebtedness to acquire a security at a market discount may also be required to defer the deduction of all or a portion of the interest on the indebtedness until the corresponding amount of market discount is included in income. In general terms, market discount on a security may be treated as accruing either
(1) under a constant yield method or (2) in proportion to remaining accruals of original issue discount, if any, or if none, in proportion to remaining distributions of interest on the security, in any case taking into account the prepayment assumption. The trustee will make available, as required by the IRS, to beneficial owners of securities information necessary to compute the accrual of market discount.

         Notwithstanding the above rules, market discount on a security will be considered to be zero if that discount is less than 0.25% of the remaining stated redemption price at maturity of the security multiplied by its weighted average remaining life. Weighted average remaining life presumably would be calculated in a manner similar to weighted average life, taking into account payments, including prepayments, prior to the date of acquisition of the security by the subsequent purchaser. If market


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

discount on a security is treated as zero under this rule, the actual amount of market discount must be allocated to the remaining principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to that distribution will be recognized.

Securities Purchased at a Premium

         A purchaser of a security that purchases the security at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased that "premium security" at a premium. The purchaser need not include in income any remaining original issue discount and may elect, under section 171(c)(2) , to treat the premium as an "amortizable bond premium." If a beneficial owner makes that election, the amount of any interest payment that must be included in the beneficial owner's income for each period ending on a distribution date will be reduced by the portion of the premium allocable to each period based on the plan's yield to maturity. The premium amortization should be made using constant yield principles. If the election is made by the beneficial owner, the election will also apply to all bonds the interest on which is not excludible from gross income held by the beneficial owner at the beginning of the first taxable year to which the election applies and to all the fully taxable bonds thereafter acquired by it, and is irrevocable without the consent of the IRS. If the election is not made, (1) the beneficial owner must include the full amount of each interest payment in income as it accrues, and
(2) the premium must be allocated to the principal distributions on the plan and, when each principal distribution is received, a loss equal to the premium allocated to that distribution will be recognized. Any tax benefit from the premium not previously recognized will be taken into account in computing gain or loss upon the sale or disposition of the plan.

         Some securities may provide for only nominal distributions of principal in comparison to the distributions of interest thereon. It is possible that the IRS or the Treasury Department may issue guidance excluding some securities from the rules generally applicable to debt instruments issued at a premium. In particular, it is possible that a security will be treated as having original issue discount equal to the excess of the total payments to be received thereon over its issue price. In that event, section 1272(a)(6) would govern the accrual of the original issue discount, but a beneficial owner would recognize substantially the same income in any given period as would be recognized if an election were made under section 171(c)(2). Unless and until the Treasury Department or the IRS publishes specific guidance relating to the tax treatment of these securities, the trustee intends to furnish tax information to beneficial owners of the securities in accordance with the rules described in the preceding paragraph.

Special Election

         For any security acquired on or after April 4, 1994, a beneficial owner may elect to include in gross income all "interest" that accrues on the security by using a constant yield method. For purposes of the election, the term
"interest" includes stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest as adjusted by any amortizable bond premium or acquisition premium. A beneficial owner should consult its own tax advisor regarding the time and manner of making and the scope of the election and the implementation of the constant yield method.

BACKUP WITHHOLDING

         Distributions of interest and principal, as well as distributions of proceeds from the sale of securities, may be subject to the "backup withholding tax" under section 3406 at a rate of 31% if recipients of the distributions fail to furnish to the payor information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the tax. Holders that are not exempt recipients must provide form W-9 or the equivalent to avoid having such amounts withheld. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against that recipient's federal


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income tax.  Furthermore,  penalties may be imposed by the IRS on a recipient of distributions that is required to supply information but that does not do so in the proper manner.

FOREIGN INVESTORS

General

         U.S. withholding regulations require, in the case of securities held by a foreign partnership, that (x) certification of exemption from U.S. tax be provided by the partners rather than by the foreign partnership and (y) the partnership provide information, including a United States taxpayer identification number. A look-through rule would apply in the case of tiered partnerships. Non-U.S. Persons should consult their own tax advisors regarding the application to them of U.S. withholding regulations.

Grantor Trust Securities and REMIC Regular Securities

         Distributions made on a grantor trust security, Debt security or a REMIC regular security to, or on behalf of, a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding taxes. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States can exercise primary supervision over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust. This exemption is applicable provided (a) the beneficial owner is not subject to U.S. tax as a result of a connection to the United States other than ownership of the security, (b) the beneficial owner signs a statement under penalties of perjury that certifies that the beneficial owner is not a U.S. Person, and provides the name and address of that beneficial owner, and (c) the last U.S. Person in the chain of payment to the beneficial owner receives a statement from the beneficial owner or a financial institution holding on its behalf and does not have actual knowledge that the statement is false. Beneficial owners should be aware that the IRS might take the position that this exemption does not apply to a beneficial owner that also owns 10% or more of the REMIC residual securities of any REMIC trust, or to a beneficial owner that is a "controlled foreign corporation" described in section 881(c)(3)(C).

REMIC Residual Securities and FASIT Ownership Securities

         Amounts distributed to a beneficial owner of a REMIC residual security that is a not a U.S. Person generally will be treated as interest for purposes of applying the 30%, or lower treaty rate, withholding tax on income that is not effectively connected with a U.S. trade or business. Temporary Treasury
Regulations clarify that amounts not constituting excess inclusions that are distributed on a REMIC residual security or a FASIT ownership security to a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding tax, subject to the same conditions applicable to distributions on grantor trust securities, debt securities and REMIC regular securities, as described above, but only to the extent that the obligations directly underlying the REMIC or FASIT trust that issued the REMIC residual security or FASIT ownership security, e.g., mortgage loans or regular interests in another REMIC or FASIT, were issued after July 18, 1984. In no case will any portion of REMIC or FASIT income that constitutes an excess inclusion be entitled to any exemption from the


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withholding  tax  or  a  reduced  treaty  rate  for  withholding.  See  "--REMIC
Securities--Taxation of Beneficial Owners of REMIC residual securities--Excess Inclusions."

Partnership Interests

         Depending upon the particular terms of the trust agreement and servicing agreement, a trust may be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons. If the trust is considered to be engaged in a trade or business in the United States for those purposes and the trust is treated as a partnership, the income of the trust distributable to a non-U.S. person would be subject to federal withholding tax. Also, in those cases, a non-U.S. beneficial owner of a partnership interest that is a corporation may be subject to the branch profits tax. If the trust is notified that a beneficial owner of a partnership interest is a foreign person, the trust may withhold as if it were engaged in a trade or business in the United States in order to protect the trust from possible adverse consequences of a failure to withhold. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to withheld taxes, taking the position that no taxes were due because the trust was not in a U.S. trade or business.

FASIT Regular Securities

         "High-yield" FASIT regular securities may not be sold to or beneficially owned by non-U.S. Persons. Any such purported transfer will be null and void and, upon the trustee's discovery of any purported transfer in violation of this requirement, the last preceding owner of the high-yield FASIT regular securities will be restored to ownership thereof as completely as possible. The last preceding owner will, in any event, be taxable on all income with respect to the high-yield FASIT regular securities for federal income tax purposes. The pooling and servicing agreement will provide that, as a condition to transfer of a high-yield FASIT regular security, the proposed transferee must furnish an affidavit as to its status as a U.S. Person and otherwise as a permitted transferee.

                            STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the securities.

                              ERISA CONSIDERATIONS

         Section 406 of ERISA and section 4975 of the Internal Revenue Code prohibit a "plan," which is a pension, profit sharing or other employee benefit plan and individual retirement arrangements from engaging in transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Internal Revenue Code with respect to the plan, unless a statutory or administrative exemption applies to the transaction. ERISA and the Internal Revenue Code also prohibit generally actions involving conflicts of interest by persons who are fiduciaries of those plans or arrangements. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Internal Revenue Code for those persons. In addition, investments by plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a plan's investments be made in accordance with the documents governing the plan. Employee benefit plans that are governmental plans, as defined in

Section 3(32) of ERISA, and church plans, as defined in section 3(33) of ERISA, are not subject to ERISA requirements. Accordingly, assets of these plans may be invested in securities without regard to the ERISA considerations discussed below, subject to the provisions of other applicable federal, state and local law. Any plan which is qualified and exempt from taxation under section 401(a) and 501(a) of the Internal Revenue Code, however, is subject to the prohibited transaction rules of section 503 of the Internal Revenue Code.

         Transactions involving the trust might be deemed to constitute prohibited transactions under ERISA and the Internal Revenue Code with respect to a plan, including an individual retirement arrangement, that purchased securities. Therefore, in the absence of an exemption, the purchase, sale or holding of a security by a plan, including individual retirement arrangements, subject to section 406 of ERISA or section 4975 of the Internal Revenue Code might result in prohibited transactions and the imposition of excise taxes and civil penalties.

CERTIFICATES

       First Union Corporation has received from the Department of Labor an underwriter individual prohibited transaction exemption (which has been amended by prohibited transaction exemptions 97-34 and 2000-58), which generally exempts from the application of the prohibited transaction provisions of section 406(a), 406(b)(1), 406(b)(2) and 407(a) of ERISA and the excise taxes imposed by sections 4975(a) and (b) of the Internal Revenue Code, transactions with respect to the initial purchase, the holding and the subsequent resale by plans of certificates in pass-through trusts that consist of secured receivables, secured loans and other secured obligations that meet the conditions and requirements of the underwriter exemption. The underwriter exemption will only be available for securities that are certificates.

         Among  the  conditions   that  must  be  satisfied  in  order  for  the
underwriter exemption to apply to offered certificates are the following:

         o the acquisition of the certificates by a plan is on terms, including the price for the certificates, that are at least as favorable to the plan as they would be in an arm's-length transaction with an unrelated party;

         o the assets held by the trust must be fully secured (other than one-to-four family residential mortgage loans and home equity loans or receivables backing certain types of certificates, as described below);

         o unless the certificates are issued in "designated transactions" (as described below) and are backed by fully-secured loans, the rights and interests evidenced by the certificates acquired by the plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

         o the certificates acquired by the plan have received a rating at the time of the acquisition that is one of the three (or, in the case of designated transactions, four) highest generic rating categories from Standard & Poor's, Moody's Investors Service or Fitch, Inc.;

         o the trustee is not an affiliate of any other member of the restricted group, as defined below)

         o        the  sum  of  all  payments   made  to  and  retained  by  the
                  underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the originators and the sponsor in exchange for the assignment of the loans to the trust estate represents not more than the fair market value of the loans; the sum of all payments made to and retained by any servicer represents not more than reasonable compensation for that person's services under the pooling and servicing agreement and reimbursement of that person's reasonable expenses;

         o the plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933; and

         o in the event that all of the obligations used to fund the trust have not been transferred to the trust on the closing date, additional obligations of the types specified in the prospectus supplement and/or pooling and servicing agreement having an aggregate value equal to no more than 25% of the total principal amount of the certificates being offered by the trust may be transferred to the trust, in exchange for amounts credited to the account funding the additional obligations, within a funding period of no longer than 90 days or 3 months following the closing date.

         The trust estate must also meet the following requirements:

         o the corpus of the trust estate must consist solely of assets of the type that have been included in other investment pools;

         o certificates in the other investment pools must have been rated in one of the three (or, in the case of designated transactions, four) highest rating categories of Standard & Poor's, Moody's Investors Service or Fitch, Inc. for at least one year prior to the plan's acquisition of certificates; and

         o certificates evidencing interests in other investment pools must have been purchased by investors other than plans for at least one year prior to the plan's acquisition of certificates.

         In the case where the certificates are backed by trust assets which are residential, home equity, manufactured housing or multi-family loans which are described and defined in the underwriter exemption as designated transactions, certificates issued by the trust in such transactions may be rated in one of the highest four generic rating categories by the specified rating agencies and/or may be subordinated. In addition, one subset of designated transactions, residential (one-to-four family) and home equity loans, may be less than fully secured, provided that the rights and interests evidenced by certificates issued in such designated transactions are: (a) not subordinated to the rights and interests evidenced by securities of the same trust; (b) such certificates acquired by the plan have received a rating from the specified rating agencies at the time of such acquisition that is in one of the two highest generic rating categories; and (c) any loan included in the corpus or assets of the trust is secured by collateral whose fair market value on the closing date of the designated transactions is at least equal to 80% of the sum of: (i) the outstanding principal balance due under the loan which is held by the trust and
(ii) the outstanding principal balance(s) of any other loan(s) of higher priority (whether or not held by the trust) which are secured by the same collateral.

         Moreover, the underwriter exemption provides relief from self-dealing/conflict of interest prohibited transactions that may occur when the plan fiduciary causes a plan to acquire certificates in a trust in which the fiduciary, or its affiliate, is an obligor on the receivables held in the trust; although, among other requirements, (1) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which plans have invested is acquired by persons independent of the restricted group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the restricted group; (2) the fiduciary, or its affiliate, is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (3) the plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and (4) immediately after the acquisition, no more than twenty-five percent of the assets of the plan with respect to which the person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The underwriter exemption does not apply to plans sponsored by the "restricted group," which is the sponsor, the underwriters, the trustee, any servicer, any obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, the insurer, the counterparty of any interest rate swap or any affiliate of the parties.

         The underwriter exemption permits interest-rate swaps and/or a yield supplement agreements to be assets of a trust provided that certain requirements are satisfied. The prospectus supplement for a series of securities will provide further information if the trust holds such a contract.

         In addition to the underwriter exemption, the Department of Labor has issued Prohibited Transaction Class Exemption ("PTCE") 83-1 which provides an exemption for transactions involving the sale or exchange of residential mortgage pool pass-through certificates by plans and for transactions in connection with the servicing and operation of the mortgage pool.

NOTES

         The underwriter exemption will not be available for securities that are notes. Under the "plan assets regulation" issued by the United States Department of Labor, the assets of the trust would be treated as plan assets of a plan for the purposes of ERISA and the Internal Revenue Code only if the plan acquired an equity interest in the trust and none of the exceptions contained in the plan assets regulation were applicable. An "equity interest" is defined under the plan assets regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Accordingly, if the notes are treated as having substantial equity features, the purchase, holding and resale of the notes could result in a transaction that is prohibited under ERISA or the Internal Revenue Code. If the notes are treated as indebtedness without substantial equity features, the trust's assets would not be deemed assets of a plan. However, in that case, the acquisition or holding of the notes by or on behalf of a plan could nevertheless give rise to a prohibited transaction, if the acquisition and holding of notes by or on behalf of a plan was deemed to be a prohibited loan to a party in interest with respect to the plan. Exemptions from the prohibited transaction rules could be applicable to the purchase and holding of notes by a plan, depending on the type and circumstances of the plan fiduciary making the decision to acquire the notes. Included among these exemptions are: PTCE 84-14, regarding transactions effected by "qualified professional asset managers"; PTCE 90-1, regarding transactions entered into by insurance company pooled separate accounts; PTCE 91-38, regarding transactions entered into by bank collective investment funds; PTCE 95-60, regarding transactions entered into by insurance company general accounts; and PTCE 96-23, regarding transactions effected by "in-house asset managers". Each purchaser and each transferee of a note that is treated as debt for purposes of the plan assets regulation may be required to represent and warrant that its purchase and holding of the note will be covered by one of the exemptions listed above or by another Department of Labor class exemption.

CONSULTATION WITH COUNSEL

         The prospectus supplement for each series of securities will provide further information which plans should consider before purchasing the offered securities. A plan fiduciary considering the purchase of securities should consult its tax and/or legal advisors regarding whether the assets of the trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other ERISA issues and their potential consequences. Moreover, each plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio. The sale of securities to a plan is in no respect a representation by the sponsor or the underwriters that this investment meets all relevant requirements with respect to investments by plans generally or any particular plan or that this investment is appropriate for plans generally or any particular plan.

         In John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), the United States Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes.

                                LEGAL INVESTMENT

         The related prospectus supplement will describe whether or not the securities will constitute "mortgage-related securities" within the meaning of SMMEA. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the securities constitute legal investments for them.

                              AVAILABLE INFORMATION

         The sponsor has filed a registration statement with respect to the securities with the Securities and Exchange Commission. This prospectus, which forms a part of the registration statement, and the prospectus supplement relating to each series of securities contain summaries of the material terms of the agreements, but do not contain all of the information in the registration statement. For further information, reference is made to the registration statement and its exhibits. The registration statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549, and at its Regional Office located as follows, Midwest Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and Northeast Regional Office, Seven World Trade Center, New York, New York 10048. In addition, the Securities and Exchange Commission maintains a World Wide Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the sponsor, that file electronically with the Securities and Exchange Commission.

         Each trust fund will be required to file reports with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934. The sponsor may cause any trust fund to suspend filing the reports if and when the reports are no longer required under said act.

         No person has been authorized to give any information or to make any representation other than those contained in this prospectus and any prospectus supplement and you must not rely upon such information or representations. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities offered hereby and thereby nor an offer of the securities to any person in any state or other jurisdiction in which that offer would be unlawful. You should not assume that information in this prospectus is correct as of any time subsequent to its date.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

         All documents that we subsequently file with the Securities and Exchange Commission under section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, after the date of this prospectus shall be incorporated by reference in this prospectus and be a part of this prospectus. Any statement contained in a document incorporated by reference shall be modified or superseded if a statement contained in this prospectus, the prospectus supplement or in any other document subsequently incorporated by reference modifies or replaces that statement.

         The sponsor will provide without charge, on request of each person to whom this prospectus is delivered, a copy of any of the documents that are incorporated by reference in this prospectus. Requests should be directed to the sponsor at One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288, telephone no. (704) 590-6161.

                              PLAN OF DISTRIBUTION

         The sponsor may offer each series of securities through First Union Securities, Inc. or one or more other firms that may be designated at the time of each offering of the securities. The prospectus supplement will describe the specific terms of the offering of the series and of each class within the series, the names of the underwriters, the purchase price of the securities, the proceeds to the sponsor from the sale, any securities exchange on which the securities may be listed, and, if applicable, the initial public offering prices, the discounts and commissions to the underwriters and any discounts and concessions allowed or reallowed to dealers. The place and time of delivery of each series will be stated in the prospectus supplement. First Union is an affiliate of the sponsor.

         This prospectus and prospectus supplement also may be used by the sponsor, First Union Securities, Inc., an affiliate of the sponsor, and any other affiliate of the sponsor when required under the federal securities laws in connection with offers and sales of securities in furtherance of market-making activities in securities. First Union Securities, Inc. or any other such affiliate may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale or otherwise.

                                  LEGAL MATTERS

         Dewey Ballantine LLP, New York, New York, or any other counsel identified in the prospectus supplement, will pass upon legal matters for the sponsor.

                              FINANCIAL INFORMATION

         The sponsor has determined that its financial statements are not material to the offering made hereby.

         A new trust will be formed to own the primary assets and to issue each series of securities. Each new trust will have no assets or obligations prior to the issuance of the securities and will not engage in any activities other than those described in this prospectus. Accordingly, no financial statements with respect to the trusts will be included in this prospectus or any prospectus supplement.

         A prospectus supplement and the related Form 8-K may contain financial statements of any credit enhancer.

                                                              FORM OF PROSPECTUS
                                                      SUPPLEMENT -- CERTIFICATES

Prospectus supplement to prospectus dated ____________


--------------------------------------------------------------------------------

                                  $-----------
                             ----------------------
                    Mortgage-Backed Certificates, Series _______
$_____ ___% Class A-1 Certificates      $_______ ____% Class A-2 Certificates
    _____________                       Residential Asset Funding Corporation
      Depositor                                        Sponsor
--------------------------------------------------------------------------------

                                                    The trust fund --

                                                    o    The trust fund consists
                                                         primarily of two pools
                                                         of fixed-rate business
                                                         and consumer purpose
                                                         home equity loans
                                                         secured by first- or
                                                         second-lien mortgages
                                                         on residential real
  You should read the section entitled                   properties.
  "Risk Factors" starting on page S-__
  of this prospectus supplement and                 The certificates--
  page 3 of the accompanying
  prospectus and consider these                     o    Each class of offered certificates will represent a beneficial
  factors before making a decision to                    ownership interest in one pool of mortgage loans.
  invest in the certificates.
                                                    Credit enhancement --
  The certificates ownership interests
  in the trust fund only and are not                o    The certificates will have the benefit of a financial guaranty
  interests in or obligations of any                     insurance policy to be issued by [certificate insurer]
  other person.
                                                    o    The certificates will be cross-collateralized to a limited
  Neither the certificates nor the                       extent.
  underlying mortgage loans will be                 o    The certificates have the benefit of initial
  insured or guaranteed by any                           over-collateralization.
  governmental agency or                            o    Excess interest will be used in the early years of the
  instrumentality.                                       transaction to increase this over-collateralization.
------------------------------------------


            Original Certificate    Price to the     Underwriting    Proceeds to the      Ratings       Final Stated
  Class      Principal Balance         Public          Discount         Depositor           [ ]         Maturity Date
----------   ------------------     ------------     ------------    ----------------     -------       -------------
   A-1      $_____________           ____%              ____%        $_____________

   A-2      $_____________           ____%              ____%        $_____________       ________      ______________
--------
  Total     $_____________        $____________        $____         $_____________


              You will also be required to pay the interest that accrued on your note since ________. The proceeds to the depositor are calculated without taking into effect the expenses of this offering, which are expected to be $________.

              Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus supplement. Any representation to the contrary is a criminal offense.

                          First Union Securities, Inc.

               The date of this prospectus supplement is ________

            Important notice about the information presented in this
              prospectus supplement and the accompanying prospectus


     We provide information to you about the certificates in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates, and (2) this prospectus supplement, which describes the specific terms of your series of certificates.

     This prospectus supplement does not contain complete information about the offering of the certificates. Additional information is contained in the accompanying prospectus. You are urged to read both this prospectus supplement and the accompanying prospectus in full. We cannot sell the certificates to you unless you have received both this prospectus supplement and the accompanying prospectus.

     The accompanying prospectus contains information which describes the possible characteristics of different series of securities, and is not intended to be contradictory to the information contained in this prospectus supplement. If the accompanying prospectus contemplates multiple options, you should rely on the information in this prospectus supplement as to the applicable option.

     [This prospectus supplement and the accompanying prospectus may be used by us, First Union Securities, Inc., our affiliate, and any of our other affiliates when required under the federal securities laws in connection with offers and sales of offered certificates in furtherance of market-making activities in offered certificates. First Union Securities, Inc. or any other such affiliate may act as principal or agent in such transactions. Sales will be made at prices related to prevailing market prices at the time of sale or otherwise.]

     We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further information concerning a particular topic. The following table of contents provides the pages on which these captions are located.

                                Table of Contents

Summary...............................................S-1
Risk Factors..........................................S-3
Transaction Overview..................................S-7
     Parties..........................................S-7
     The Transaction..................................S-7
The Mortgage Loan Pools...............................S-8
     The Pool I Mortgage Loans........................S-9
     The Pool II Mortgage Loans......................S-13
     Conveyance of subsequent mortgage loans.........S-16
The Originators, the Depositor and the Servicer......S-17
     Underwriting Guidelines.........................S-17
     The Servicer....................................S-17
     Delinquency and Loan Loss Experience............S-17
The Trustee..........................................S-19
The Collateral Agent.................................S-19
Description of the Certificates......................S-19
     Book-Entry Registration.........................S-20
     Definitive Certificates.........................S-24
     Assignment and Pledge of Initial Mortgage
       Loans.........................................S-24
     Assignment and Pledge of Subsequent Mortgage
       Loans.........................................S-24
     Delivery of Mortgage Loan Documents.............S-25
     Representations and Warranties of the Depositor.S-26
     Payments on the Mortgage Loans..................S-28
     Over-collateralization Provisions...............S-30
     Cross-collateralization Provisions..............S-31
     Flow of Funds...................................S-32
     Reports to Certificateholders...................S-32
     Amendment.......................................S-33
Servicing of the Mortgage Loans......................S-33
     The Servicer....................................S-33
     Servicing Fees and Other Compensation and
       Payment of Expenses...........................S-33
     Periodic Advances and Servicer Advances.........S-34
     Prepayment Interest Shortfalls..................S-35
     Civil Relief Act Interest Shortfalls............S-35
     Optional Purchase of Defaulted Mortgage Loans...S-35

     Servicer Reports................................S-35
     Collection and Other Servicing Procedures.......S-36
     Hazard Insurance................................S-36
     Realization Upon Defaulted Mortgage Loans.......S-37
     Removal and Resignation of the Servicer.........S-37
     Termination; Purchase of Mortgage Loans.........S-39
The Certificate Insurance Policy.....................S-40
The Certificate Insurer..............................S-43
     The Certificate Insurer.........................S-43
     Reinsurance.....................................S-44
     Ratings.........................................S-44
     Capitalization..................................S-44
     Insurance Regulation............................S-44
Prepayment and Yield Considerations..................S-45
Certain Federal Income Tax Considerations............S-48
ERISA Considerations.................................S-49
Legal Investment.....................................S-51
Plan of Distribution.................................S-51
Incorporation of Certain Information by Reference....S-52
Additional Information...............................S-52
Experts..............................................S-53
Legal Matters........................................S-53
Ratings..............................................S-53
Glossary.............................................S-54

                                     Summary

       This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the certificates, carefully read this entire prospectus supplement and the accompanying prospectus.

                    -------------------------------

The Certificates

The ___________ will issue the class A-1 certificates and the class A-2 certificates. The class A certificates are being offered to you by this prospectus supplement.

The class A certificates will accrue interest at the interest rate, have the original principal balance and have the final stated maturity date indicated on the cover of this prospectus supplement.

The trust will also issue one class of residual certificates, the class R certificates, for each class of class A certificates. The class R certificates are not offered by this prospectus supplement.

Distributions

   Distributions on the certificates will be made on the ____ day of each month, or, if the ____ day is not a business day, on the next succeeding business day, beginning on _________.

Distributions of Interest

On each distribution date, each class of certificates is entitled to receive its current interest.

        o Current Interest. The current interest for a distribution date is the interest which accrues on a class of certificates at that class's certificate rate on the outstanding principal balance of the class during the accrual period.

        o Accrual Period. The accrual period for the certificates is the calendar month preceding the distribution date.

All computations of interest accrued on the certificates will be made on the basis of a 360-day year consisting of twelve 30-day months.

Distributions of Principal

The holders of each class of certificates are entitled to receive distributions of principal on each distribution date which generally reflect collections of principal during the preceding calendar month on the mortgage loans in the pool relating to their class.

In addition, in accordance with the over-collateralization features of the transaction, holders may also receive extra distributions of principal from excess interest on a distribution date.

The Mortgage Loans


The mortgage loans to be included in the trust estate will be primarily fixed-rate, closed-end, monthly pay, business and consumer purpose home equity loans secured by first, second or multiple mortgages or deeds of trust on residential real properties.


On the closing date, the trust will purchase the mortgage loans. The aggregate principal balance of the pool I mortgage loans will be approximately $_____________ and the aggregate principal balance of the pool II mortgage loans will be approximately $_____________.

The aggregate principal balance of the mortgage loans purchased by the trust on the closing date will be less than the amount required to be held by the trust. The amount of the difference will be taken from the proceeds of the sale of the certificates, placed in the pre-funding accounts and used for the purchase of mortgage loans by the trust after the closing date.

Servicing of the Mortgage Loans

__________________ will act as servicer and will be obligated to service and administer the mortgage loans.

Option of the Servicer to Terminate the Trust

The servicer may, at its option, terminate the trust on the distribution date on which the aggregate outstanding principal balance of all mortgage loans is less than 10% of the sum of the aggregate original principal balance of the mortgage loans purchased on the closing date and the amount on deposit in the pre-funding accounts on the closing date.

ERISA Considerations

Subject to the conditions described under "ERISA Considerations" in this prospectus supplement, the certificates may be purchased by any employee benefit plan or other retirement arrangement subject to ERISA or the Internal Revenue Code.

Federal Income Tax Status

An election will be made to treat the trust fund as a REMIC. The class A certificates will be designated as "regular interests" and the class R certificates will be designated as "residual interests" in the REMIC.

The class A certificates will be treated as newly originated debt instruments and the beneficial owners will be required to report income thereon in accordance with the accrual method of accounting.

Ratings

In order to be issued, the certificates must be rated [ ]by ________ and [ ] by ________, taking into account the certificate insurance policy issued for the certificates.

                                  Risk Factors

         Investors should consider, among other things, the following factors -- as well as the factors enumerated under "Risk Factors" in the accompanying prospectus -- before deciding to invest in the certificates.

If the funds on deposit in the pre-funding accounts are not used to purchase additional mortgage loans, those funds will be distributed as a prepayment of principal, which may adversely affect the yield on your certificate.

                  If the principal balance of the eligible mortgage loans available for purchase by the trust on _____________ is less than the amount on deposit in either pre-funding account on that date, the remaining amount will be applied as a prepayment of principal on the following distribution date to the holders of the class of certificates relating to that pre-funding account. You will bear the risk of reinvesting these unscheduled distributions and there can be no assurance that you will be able to reinvest them at a yield equaling or exceeding the yield on your certificate.

                  Any purchase of additional mortgage loans by the trust using funds on deposit in the pre-funding accounts is subject to the following conditions, among others:

                      o each additional mortgage loan must satisfy specified statistical criteria and representations and warranties;

                      o additional mortgage loans will not be selected in a manner that is believed to be adverse to the interests of the holders of the certificates and the certificate insurer; and

                      o opinions of counsel will be delivered with concerning the validity of the conveyance of additional mortgage loans.

                  If the originators do not have additional mortgage loans which satisfy these conditions with an aggregate principal balance equal to the amount on deposit in the pre-funding accounts, such a prepayment will occur.

Because many of the mortgage loans backing your certificate were made to borrowers with impaired or unsubstantiated credit histories, there is a greater risk of delinquent payments on these mortgage loans, which could lead to greater risk of losses on your certificate.

                  The mortgage loans were made, in part, to borrowers who, for one reason or another, are not able, or do not wish, to obtain financing from traditional sources such as commercial banks. These mortgage loans may be considered to be of a riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the certificates may be deemed to be at greater risk than if the mortgage loans were made to other types of borrowers.

                  The underwriting standards used in the origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie Mac concerning a borrower's credit history and in certain other respects. Borrowers on the mortgage loans may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Geographic concentration of the mortgage loans in particular jurisdictions may result in greater losses if those jurisdictions experience economic downturns.

                  Some geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the mortgage loans in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration. The mortgaged properties underlying the mortgage loans are located primarily on the eastern seaboard of the United States. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this area of the country would more greatly affect the pool than if the pool were more diversified.

                  In particular, the states listed below had the following percentages of mortgage loans in pool I and pool II, measured as of _______, ______, which are secured by mortgaged properties located in the their states:

                       -------  -------   -------  -------   --------
               Pool I      %       %        %         %         %
               Pool II     %       %        %         %         %


                  Because of the relative geographic concentration of the mortgage loans within the states of _____________, _____________, _____________, _____________ and _____________,
                  losses on the mortgage loans may be higher than would be the case if the mortgage loans were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to particular types of special hazards, such as earthquakes and other natural disasters and major civil disturbances, than residential properties located in other parts of the country. In addition, the economies of _____________, _____________, _____________, _____________ and
                  _____________ may be adversely affected to a greater degree than the economies of other areas of the country by regional developments. If the _____________, _____________,
                  _____________,  _____________  and  _____________  residential real estate markets experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may be expected to increase and this increase may be substantial.


Loans with balloon and non-traditional payment methods may have a greater default risk, which could lead to losses on your securities.

                  Approximately ____% of the mortgage loans in pool I, measured as of _____, ____, and ____% of the mortgage loans in pool II, measured as of ____, ____, are not fully amortized over their terms and instead require substantial balloon payments on their maturity dates. The borrower's ability to pay the balloon amount due at maturity of his or her balloon loan will depend on the borrower's ability to obtain adequate refinancing or funds from other sources to repay the balloon loan. The originators have only limited historical default data concerning their balloon loans and they do not believe that their data is sufficient to predict the default experience of the balloon loans. Other "non-traditional" loans include loans with escalating or variable principle payments. Because borrowers of non-traditional loans are required to make substantial single payments upon maturity, the default risk associated with balloon loans may be greater than that associated with fully-amortizing loans.

A portion of the mortgage loans are secured by subordinate mortgages; in the event of a default, these mortgage loans are more likely to experience losses.

                  Approximately _____% of the mortgage loans in pool I, measured as of ____, _____, and ____% of the mortgage loans in pool II, measured as of ____, ____, are secured by subordinate or junior mortgages which are subordinate to the rights of the holder of the senior mortgages. As a result, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the principal balance of such a mortgage loan only to the extent that the claims, if any, of each senior mortgagee are satisfied in full, including any foreclosure costs. In addition, a holder of a junior mortgage may not foreclose on the mortgaged property securing the mortgage unless it forecloses subject to the related senior mortgages, in which case it must either pay the entire amount of the senior mortgages to the mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on each senior mortgage in the event of default thereunder. In servicing business and consumer purpose home equity loans in its portfolio, it is the servicer's practice to satisfy or reinstate each such first mortgage at or prior to the foreclosure sale only to the extent that it determines any amount so paid will be recoverable from future payments and collections on the mortgage loans or otherwise. The trust will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.


                  An overall decline in the residential real estate markets could adversely affect the values of the mortgaged properties such that the outstanding principal balances of the mortgage loans, together with the primary senior financing thereon, equals or exceeds the value of the mortgaged properties. Such a decline would adversely affect the position of a second mortgagee before having such an effect on that of the first mortgagee. A rise in interest rates over a period of time and the general condition of the mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. Such an increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the mortgage loan after satisfaction of any first liens.

A portion of the mortgage loans are high loan-to-value (LTV) ratios which may not have adequate security in the event of a default, which could lead to losses on your note.

                  Even though all of the mortgage loans are secured be residential real estate, approximately _____% of the mortgage loans in pool I, measured as of ____, _____, and ____% of the mortgage loans in pool II, measured as of ____, ____, are secured by real estate which has a value that may be close to, or even less than, the amount of the loan. As a result, the mortgaged properties may not provide adequate security for these high LTV loans. Underwriting analysis with respect to high LTV loans relies more heavily on the mortgagor's creditworthiness than on the protection afforded by the security interest in the underlying mortgaged property.

                  Additionally, there is also the risk that if the borrower moves, he or she will be unable to pay the loan in full from the proceeds of the sale of the property. The costs incurred by the servicer in the collection and liquidation of high LTV loans may be higher than with respect to other loans, because the servicer may be required to pursue collection solely against the borrower. Consequently, the losses on defaulted high LTV loans may be more severe as there is no assurance that any proceeds will be recovered, which could lead to losses on your certificate.

Security interests in the manufactured homes may not be perfected and the issuer may not realize upon the full amount due under the loan.

                  Approximately _____% of the mortgage loans in pool I, measured as of ____, _____, and ____% of the mortgage loans in pool II, measured as of ____, ____, are secured by manufactured homes and, in some cases, the real estate on which the manufactured home is located. Some federal and state laws, which do not apply to other types of mortgage loans, limit the issuer's ability to foreclose on manufactured homes or may limit the amount realized to less than the amount due under the loan. These limitations could cause losses on your certificate.

Prepayments on the mortgage loans could lead to shortfalls in the payment of interest on your certificate.

                  The scheduled monthly payment dates for the mortgage loans occur throughout a month. When a principal prepayment in full is made on a mortgage loan, the mortgagor is charged interest only up to the date of the prepayment, instead of for a full month. However, the principal receipts will only be passed through to the holders of the certificates once a month, on the distribution date which follows the calendar month in which the prepayment was received by the servicer. The servicer is obligated to pay, without any right of reimbursement, those shortfalls in interest collections payable on the certificates that are attributable to the difference between the interest paid by a mortgagor in connection with a prepayment in full and thirty days' interest on the mortgage loan, but only to the extent of the servicing fee for that calendar month.

                  If the servicer fails to make these payments or the shortfall exceeds the servicing fee, there will be less funds available for the payment of interest on the related class of certificates. These shortfalls of interest, if they result in the inability of the trust to pay the full amount of the current interest on the related class of certificates, are not covered by the certificate insurance policy.

         Some of the terms used in this prospectus supplement are capitalized. These capitalized terms have specified definitions, which are included at the end of this prospectus supplement under the heading "Glossary."

                              Transaction Overview

Parties

         The Sponsor. Residential Asset Funding Corporation, a North Carolina corporation. The principal executive office of the sponsor is located at 301 South College Street, Charlotte, North Carolina 28288, telephone no.
(704) 590-6161.

         The Depositor. ________________, a __________ corporation, which is owned by the originators. The principal executive office of the depositor is at ___________________________, and its telephone number is _____________.

         The Originators. _____________, a _____________ corporation, and _____________, a _____________ corporation, originated or purchased the mortgage loans. For a description of the business of the originators, see "The Originators, the Depositor and the Servicer" in this prospectus supplement.

         The Servicer and the Subservicers. _____________ will act as servicer of the mortgage loans, and _____________ and _____________ will act as subservicers for different portions of the mortgage loans. For a description of the business of the servicer, see "The Originators, the Depositor and the Servicer" in this prospectus supplement.

         The Trustee. _____________, a _____________ banking corporation. The corporate trust office of the trustee is located at _____________, and its telephone number is _____________. For a description of the trustee and its responsibilities with respect to the certificates, see "The Trustee" in this prospectus supplement.

         The Collateral Agent. _________________________, a national banking association. The corporate trust office of the collateral agent is located at ________________________, and its telephone number is _____________.

         The Certificate Insurer.  ___________________________,  a _____________
financial  guaranty  insurance  company.  The  certificate  insurer will issue a financial guaranty insurance policy for the benefit of the holders of the certificates. For a description of the business and selected financial information of the certificate insurer, see "The Certificate Insurance Policy" and "The Certificate Insurer" in this prospectus supplement.

         The Rating Agencies.  ________________ and ________________  will issue ratings for each class of certificates.

The Transaction

         Formation of the Trust and Issuance of the Certificates. The trust will be formed pursuant to the terms of a Pooling and Servicing Agreement, dated as of _____________, between the trustee, the collateral agent, the servicer and the depositor. Under the Pooling and Servicing Agreement, the trust will also issue the certificates to the depositor, together evidencing the entire beneficial ownership interest in the sub-trust of the trust consisting of a pool of mortgage loans.

         Sale and Servicing of the Mortgage Loans. The mortgage loans have been originated or purchased by the originators pursuant to their respective underwriting guidelines, as described under "The Originators, the Depositor and the Servicer." The originators will sell the mortgage loans to the depositor, pursuant to Loan Sale Agreement, dated as of _____________, among the originators and the depositor. The depositor will deposit the mortgage loans in the trust pursuant to the Pooling and Servicing Agreement. The servicer will service the mortgage loans pursuant to the terms of the Pooling and Servicing Agreement.

         Issuance of the Certificate Insurance Policy. The certificate insurer will issue the certificate insurance policy pursuant to the terms of an Insurance and Indemnity Agreement, dated as of _____________, among the certificate insurer, the trust, the depositor, the originators and the servicer.

                             The Mortgage Loan Pools

         Difference between Statistical Calculation Date and Closing Date Pools. The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the pools of mortgage loans that existed on a statistical calculation date, in this case _______, ____. Pool I aggregated $_____________ as of the statistical calculation date and pool II aggregated $_____________ as of the statistical calculation date. The depositor expects that the actual pools on the closing date will represent approximately $_____________ in aggregate principal balance of mortgage loans in pool I, as of a cut-off date of ________, ____, and approximately $_____________ in aggregate principal balance of mortgage loans in pool II, as of the cut-off date. The additional mortgage loans will represent mortgage loans acquired or to be acquired by the trust on or prior to the closing date. In addition, with respect to the pools as of the statistical calculation date as to which statistical information is presented in this prospectus supplement, some amortization will occur prior to the closing date. Moreover, some mortgage loans included in the pools as of the statistical calculation date may prepay in full, or may be determined not to meet the eligibility requirements for the final pools, and may not be included in the final pools. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage loan pools will vary somewhat from the statistical distribution of the characteristics as of the statistical calculation date as presented in this prospectus supplement, although this variance should not be material. In the event that the depositor does not, as of the closing date, have the full amount of mortgage loans which the depositor expects to sell to the trust on this date, the depositor will increase the size of the pre-funding accounts and the capitalized interest accounts, as applicable.

         Additional mortgage loans are intended to be purchased by the trust from time to time on or before _____________ from funds on deposit in the pre-funding accounts. These subsequent mortgage loans to be purchased by the trust, if available, will be originated or purchased by the originators, sold by the originators to the depositor and then sold by the depositor to the trust. The Pooling and Servicing Agreement will provide that the mortgage loans, following the conveyance of the subsequent mortgage loans, must in the aggregate conform to specified characteristics described below under " -- Conveyance of subsequent mortgage loans."

         Unless otherwise noted, all statistical percentages in this prospectus supplement are approximate and are measured by the aggregate principal balance of the applicable mortgage loans in relation to the aggregate principal balance of the mortgage loans in the applicable pool, in each case, as of the statistical calculation date.

         The mortgage loans will be predominantly business or consumer purpose residential home equity loans used to refinance an existing mortgage loan, to consolidate debt, or to obtain cash proceeds by borrowing against the mortgagor's equity in the mortgaged property in order to provide funds for, working capital for business, business expansion, equipment acquisition, or personal acquisitions. The mortgaged properties securing the mortgage loans consist primarily of single-family residences -- which may be detached, part of a multi-family dwelling, a condominium unit, a townhouse, a mobile home or a unit in a planned unit development. The mortgaged properties may be owner-occupied properties, which includes second and vacation homes, non-owner occupied investment properties or business purpose properties.


     The majority of the mortgage loans have a prepayment fee clause.  These
prepayment  fee  clauses   generally   provide  that  the  mortgagor  pay,  upon
prepayment, one or more of the following:

         o a fee equal to a percentage, negotiated at origination, of the outstanding principal balance of the mortgage loan,

         o a fee which is designed to allow the holder of the mortgage note to earn interest on the mortgage loan as if the mortgage loan remained outstanding until a designated point in time, or

         o a fee equal to the amount of interest on the outstanding principal balance of the mortgage loan calculated pursuant to a rule of 78's calculation, which has the effect of requiring the mortgagor to pay a greater amount of interest than would be required to be paid if the actuarial method of calculating interest was utilized.

The Pool I Mortgage Loans

         As of the statistical calculation date, each of the mortgage loans in pool I had a remaining term to maturity of no greater than 360 months and had a mortgage interest rate of at least ____% per annum.

         The combined loan-to-value ratios or CLTV's described in this prospectus supplement were calculated based upon the appraised values of the mortgaged properties at the time of origination. No assurance can be given that the appraised values of the mortgaged properties have remained or will remain at the levels that existed on the dates of origination of the mortgage loans. If property values decline such that the outstanding principal balances of the mortgage loans, together with the outstanding principal balances of any first liens, become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those historically experienced by the servicer, as described below under "The Originators, the Depositor and the Servicer -- Delinquency and Loan Loss Experience," and in the mortgage lending industry generally.

         As of the statistical calculation date, the mortgage loans in pool I had the following characteristics:

         o there were ___ mortgage loans under which the mortgaged properties are located in __ states,

         o the aggregate principal balance, after application of all payments due on or before the statistical calculation date, was $_____________,

         o the minimum principal balance was $_____________, the maximum principal balance was $_____________, and the average principal balance was $_____________,

         o the mortgage interest rates ranged from _____% to ____% per annum, and the weighted average mortgage interest rate was approximately ____% per annum,

         o the original term to stated maturity ranged from ___ months to 360 months,

         o the remaining term to stated maturity ranged from __ months to ____ months, the weighted average original term to stated maturity was approximately ___ months and the weighted average remaining term to stated maturity was approximately ____ months,

         o    no mortgage loan had a maturity later than _________,

         o approximately _______% of the aggregate principal balance of the mortgage loans require monthly payments of principal that will fully amortize these mortgage loans by their respective maturity dates, and approximately ____% of the aggregate principal balance of the mortgage loans are balloon loans,

         o    the weighted average CLTV was approximately _____%,

         o approximately _____% of mortgage loans are secured by first liens, and approximately _____% of mortgage loans are secured by second liens, and

         o    approximately  _____%,  _____%,  ____%,  _____%  and  ____% of the
              mortgage loans are secured by mortgaged properties located in the States of _____________, _____________, _____________,
              _____________ and _____________, respectively.

         On or prior to _____________, the trust is expected to purchase, subject to availability, subsequent mortgage loans to be added to pool I. The maximum aggregate principal balance of subsequent mortgage loans that may be purchased is expected to be approximately $_____________.

         The following tables present statistical information on the mortgage loans in pool I. Due to rounding, the percentages shown may not precisely total 100.00%.

                Geographical Distribution of Mortgaged Properties

                                                      Pool I

                                           Number of              Aggregate Unpaid      % of Statistical Calculation Date
                State                    Mortgage Loans          Principal Balance         Aggregate Principal Balance
-------------------------------         ---------------          -----------------      ---------------------------------

     Total                              ---------------          -----------------      ---------------------------------

                                            Distribution of CLTV Ratios

                                                      Pool I

               Original                     Number of             Aggregate Unpaid       % of Statistical Calculation Date
              CLTV Range                 Mortgage Loans          Principal Balance          Aggregate Principal Balance
-------------------------------         ---------------          -----------------      ---------------------------------

     Total                              ---------------          -----------------      ---------------------------------

                                   Distribution of Gross Mortgage Interest Rates

                                                      Pool I

           Gross Mortgage                  Number of             Aggregate Unpaid      % of Statistical Calculation Date
         Interest Rate Range             Mortgage Loans          Principal Balance        Aggregate Principal Balance
-------------------------------         ---------------          -----------------      ---------------------------------

     Total                              ---------------          -----------------      ---------------------------------

                                    Distribution of Original Terms to Maturity
                                                    (in months)

                                                      Pool I

       Range of Original Terms             Number of             Aggregate Unpaid      % of Statistical Calculation Date
             (in months)                Mortgage Loans           Principal Balance        Aggregate Principal Balance
-------------------------------         ---------------          -----------------      ---------------------------------

     Total                              ---------------          -----------------      ---------------------------------

                                     Distribution of Remaining Terms to Maturity
                                                       (in months)

                                                         Pool I

      Range of Remaining Terms             Number of             Aggregate Unpaid       % of Statistical Calculation Date
            (in months)                 Mortgage Loans           Principal Balance         Aggregate Principal Balance
-------------------------------         ---------------          -----------------      ---------------------------------

     Total                              ---------------          -----------------      ---------------------------------

                                    Distribution of Original Principal Balances

                                                      Pool I

    Range of Original Mortgage Loan         Number of             Aggregate Unpaid     % of Statistical Calculation Date
          Principal Balances             Mortgage Loans          Principal Balance        Aggregate Principal Balance
-------------------------------         ---------------          -----------------     ---------------------------------

     Total                              ---------------          -----------------     ---------------------------------

                                    Distribution of Current Principal Balances

                                                      Pool I

    Range of Current Mortgage Loan         Number of             Aggregate Unpaid      % of Statistical Calculation Date
          Principal Balances            Mortgage Loans           Principal Balance        Aggregate Principal Balance
-------------------------------        ---------------          -----------------     ---------------------------------

     Total                             ---------------          -----------------     ---------------------------------

                                           Distribution by Lien Status

                                                     Pool I

                                          Number of             Aggregate Unpaid      % of Statistical Calculation Date
             Lien Status               Mortgage Loans           Principal Balance        Aggregate Principal Balance
-------------------------------        ---------------          -----------------     ---------------------------------

     Total                             ---------------          -----------------     ---------------------------------

                                        Distribution by Amortization Type

                                                     Pool I

                                         Number of              Aggregate Unpaid      % of Statistical Calculation Date
         Amortization Type             Mortgage Loans          Principal Balance         Aggregate Principal Balance
-------------------------------        ---------------          -----------------     ---------------------------------

     Total                             ---------------          -----------------     ---------------------------------

                                        Distribution by Occupancy Status

                                                     Pool I

                                          Number of             Aggregate Unpaid      % of Statistical Calculation Date
          Occupancy Status             Mortgage Loans           Principal Balance         Aggregate Principal Balance
-------------------------------        ---------------          -----------------     ---------------------------------

     Total                             ---------------          -----------------     ---------------------------------

                                          Distribution by Property Type

                                                     Pool I

                                          Number of              Aggregate Unpaid     % of Statistical Calculation Date
           Property Type                Mortgage Loans          Principal Balance        Aggregate Principal Balance
-------------------------------        ---------------          -----------------     ---------------------------------

     Total                             ---------------          -----------------     ---------------------------------

The Pool II Mortgage Loans

         As of the statistical calculation date, each of the mortgage loans in pool II had a remaining term to maturity of no greater than 360 months and had a mortgage interest rate of at least _____% per annum.

         The CLTVs described in this prospectus supplement were calculated based upon the appraised values of the mortgaged properties at the time of origination. No assurance can be given that the appraised values of the mortgaged properties have remained or will remain at the levels that existed on the dates of origination of the mortgage loans. If property values decline such that the outstanding principal balances of the mortgage loans, together with the outstanding principal balances of any first liens, become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those historically experienced by the servicer, as described below under "The Originators, the Depositor and the Servicer -- Delinquency and Loan Loss Experience," and in the mortgage lending industry.

         As of the statistical calculation date, the mortgage loans in pool II had the following characteristics:

         o there were ___ mortgage loans under which the mortgaged properties are located in ___ states,

         o the aggregate principal balance, after application of all payments due on or before the statistical calculation date, was $_____________,

         o the minimum principal balance was $_____________, the maximum principal balance was $_____________, and the average principal balance was $_____________,

         o the mortgage interest rates ranged from ____% to ___% per annum, and the weighted average mortgage interest rate was approximately ___% per annum,

         o the original term to stated maturity ranged from __ months to 360 months,

         o the remaining term to stated maturity ranged from __ months to ___ months, the weighted average original term to stated maturity was approximately ___ months and the weighted average remaining term to stated maturity was approximately ___ months,

         o    no mortgage loan had a maturity later than _____________,

         o approximately ____% of the aggregate principal balance of the mortgage loans require monthly payments of principal that will fully amortize these mortgage loans by their respective maturity dates, and approximately ____% of the aggregate principal balance of the mortgage loans are balloon loans,

         o    the weighted average CLTV was approximately ____%,

         o approximately ____% of mortgage loans are secured by first liens, and approximately ____% of mortgage loans are secured by second liens, and

         o approximately ___%, ___%, ____%, ____% and ____% of the mortgage loans are secured by mortgaged properties located in the States of _____________, _____________, _____________, _____________ and
              _____________, respectively.

         On or prior to _____________, the trust is expected to purchase, subject to availability, subsequent mortgage loans to be added to pool II. The maximum aggregate principal balance of subsequent mortgage loans that may be purchased is expected to be approximately $_____________.

         The following tables present statistical information on the mortgage loans in pool II. Due to rounding, the percentages shown may not precisely total 100.00%.

                               Geographical Distribution of Mortgaged Properties

                                                   Pool II

                                         Number of             Aggregate Unpaid     of Statistical Calculation Date
             State                     Mortgage Loans          Principal Balance     Aggregate Principal Balance
-------------------------------       ---------------          -----------------   ---------------------------------

     Total                            ---------------          -----------------   ---------------------------------

                                            Distribution of CLTV Ratios

                                                      Pool II

                                         Number of             Aggregate Unpaid     of Statistical Calculation Date
        Original CLTV Ratio            Mortgage Loans          Principal Balance    Aggregate Principal Balance
-------------------------------       ---------------          -----------------   ---------------------------------

     Total                            ---------------          -----------------   ---------------------------------

                                   Distribution of Gross Mortgage Interest Rates

                                                      Pool II

           Gross Mortgage                 Number of             Aggregate Unpaid    % of Statistical Calculation Date
         Interest Rate Range            Mortgage Loans          Principal Balance      Aggregate Principal Balance
-------------------------------         ---------------         -----------------   ---------------------------------

     Total                              ---------------          -----------------   ---------------------------------

                                    Distribution of Original Terms to Maturity
                                                    (in months)

                                                      Pool II

    Range of Original Terms               Number of             Aggregate Unpaid      of Statistical Calculation Date
          (in months)                   Mortgage Loans          Principal Balance      Aggregate Principal Balance
-------------------------------         ---------------         -----------------   ---------------------------------

     Total                              ---------------         -----------------   ---------------------------------

                                     Distribution of Remaining Terms to Maturity
                                                     (in months)

                                                       Pool II

     Range of Remaining Terms            Number of            Aggregate Unpaid      % of Statistical Calculation Date
            (in months)               Mortgage Loans          Principal Balance      Aggregate Principal Balance
-------------------------------       ---------------         -----------------     ---------------------------------

     Total                            ---------------         -----------------     ---------------------------------

                                    Distribution of Original Principal Balances

                                                      Pool II

     Range of Original Mortgage          Number of             Aggregate Unpaid      % of Statistical Calculation Date
      Loan Principal Balances          Mortgage Loans          Principal Balance     Aggregate Principal Balance
-------------------------------       ---------------          -----------------     ---------------------------------

     Total                            ---------------          -----------------     ---------------------------------

                                    Distribution of Current Principal Balances

                                                      Pool II

  Range of Current Mortgage Loan         Number of            Aggregate Unpaid       % of Statistical Calculation
        Principal Balances            Mortgage Loans         Principal Balance       Date Aggregate Principal Balance
-------------------------------       ---------------        -----------------      ---------------------------------

     Total                            ---------------        -----------------      ---------------------------------

                                            Distribution by Lien Status

                                                      Pool II

                                    Number of               Aggregate Unpaid    % of Statistical Calculation Date
           Lien Status              Mortgage Loans          Principal Balance     Aggregate Principal Balance
-------------------------------    ---------------          -----------------    ---------------------------------

     Total                         ---------------          -----------------    ---------------------------------

                                         Distribution by Amortization Type

                                                      Pool II

                                       Number of             Aggregate Unpaid         % of Statistical Calculation Date
        Amortization Type           Mortgage Loans          Principal Balance            Aggregate Principal Balance
-------------------------------     ---------------         -----------------         ---------------------------------

     Total                          ---------------         -----------------         ---------------------------------

                                         Distribution by Occupancy Status

                                                      Pool II

                                      Number of             Aggregate Unpaid         % of Statistical Calculation Date
        Occupancy Status           Mortgage Loans          Principal Balance           Aggregate Principal Balance
-------------------------------    ---------------         -----------------         ---------------------------------

     Total                         ---------------         -----------------         ---------------------------------

                                           Distribution By Property Type

                                                      Pool II

                                    Number of             Aggregate Unpaid           % of Statistical Calculation
         Property Type            Mortgage Loans         Principal Balance         Date Aggregate Principal Balance
-------------------------------  ---------------         -----------------        ---------------------------------

     Total                       ---------------         -----------------        ---------------------------------

Conveyance of subsequent mortgage loans

         The Pooling and Servicing Agreement permits the trust to acquire subsequent mortgage loans with the funds on deposit in the pre-funding accounts. It is expected that the amount on deposit in the pre-funding accounts on the closing date will be approximately $_____________ for pool I and $_____________ for pool II. Accordingly, the statistical characteristics of the mortgage loans in pool I and pool II will vary as of any subsequent cut-off date upon the acquisition of subsequent mortgage loans.

         The obligation of the trust to purchase the subsequent mortgage loans on any subsequent transfer date during the Pre-Funding Period is subject to the following requirements:

         o the subsequent mortgage loan may not be 30 or more days contractually delinquent as of a subsequent cut-off date which is the close of business on the last day of the calendar month preceding the month in which the subsequent mortgage loan was purchased by the trust;

         o the original term to maturity of the subsequent mortgage loan may not exceed 360 months for pool I and 360 months for pool II;

         o the subsequent mortgage loan must have a mortgage interest rate of at least ____% for pool I and ____% for pool II;

         o the purchase of the subsequent mortgage loans is consented to by the certificate insurer and the rating agencies, notwithstanding the fact that the subsequent mortgage loans meet the parameters stated in this prospectus supplement;

         o the principal balance of any subsequent mortgage loan may not exceed $_____________ for pool I and $_____________ for pool II;

         o no more than _____% for pool I and ____% for pool II of the aggregate principal balance of the subsequent mortgage loans may be second liens;

         o    no such  subsequent  mortgage  loan shall have a CLTV of more than
              (a) for consumer purpose loans, ___% for pool I and ____% for pool II, and (b) for business purpose loans, ___% for pool I and ___% for pool II;

         o no more than ____% for pool I and ___% for pool II of the subsequent mortgage loans may be balloon loans; and



         o following the purchase of the subsequent mortgage loans by the trust, the mortgage loans, including the subsequent mortgage loans, (a) will have a weighted average mortgage interest rate,
              (I) for consumer purpose loans, of at least ____% for pool I and ____% for pool II and (II) for business purpose loans, of at least
              ____% for pool I and ____% for pool II; and (b) will have a weighted average CLTV of not more than (I) for consumer purpose loans, ____% for pool I and ____% for pool II, and (II) for business purpose loans, ____% for pool I and ____% for pool II.

         The Pooling and Servicing Agreement will provide that any of these requirements may be waived or modified in any respect upon prior written consent of the certificate insurer, with the exception of the requirements concerning maximum principal balance.

                 The Originators, the Depositor and the Servicer

                             [Corporate description]
             [To be supplied by originators, depositor and servicer]

Underwriting Guidelines

                         [To be supplied by originators]

The Servicer

                          [To be supplied by servicer]

Delinquency and Loan Loss Experience

         The following tables present information relating to the delinquency and loan loss experience on the mortgage loans included in originators servicing portfolio for the periods shown. The delinquency and loan loss experience represents the historical experience of the originators, and there can be no assurance that the future experience on the mortgage loans in the trust will be the same as, or more favorable than, that of the mortgage loans in the originators' overall servicing portfolio.

                                      Delinquency and Foreclosure Experience
                                              (Dollars in Thousands)

                                           At                  At                   At
                                     ------------------  ------------------   -----------------
                                               % of                 % of                % of
                                     Amount    Amount    Amount     Amount    Amount    Amount
                                     Serviced  Serviced  Serviced   Serviced  Serviced  Serviced
                                     ------------------  ------------------   -----------------
Servicing portfolio..............

  Past due loans:
    60-89 days...................
    90 days or more .............
                                     ------------------  ------------------   -----------------
Total past due loans.............


REO Properties...................
                                     ------------------  ------------------   -----------------

Total past due loans, foreclosures pending and REO Properties(3)....

         The foregoing table was prepared assuming that:

         o The past due period is based on the actual number of days that a payment is contractually past due; a loan as to which a monthly payment was due 60-89 days prior to the reporting period is considered 60-89 days past due, etc.;

         o    total past due loans includes pending foreclosures; and

         o an "REO property" is a property acquired and held as a result of foreclosure or deed in lieu of foreclosure.

                           Loan Charge-Off Experience
                             (Dollars in Thousands)

                                                  At        At         At
                                             ----------  ---------  ---------
Servicing portfolio at period end.........
Average outstanding.......................
  Gross losses............................
  Loan recoveries.........................

  Net loan charge-offs....................

  Net loan charge-offs as a percentage
  of servicing portfolio at period end....
  Net loan charge-offs as a percentage
  of average outstanding..................

         The foregoing table was prepared assuming that:

         o "average outstanding" is the arithmetic average of the principal balances of the loans in the originators' servicing portfolio outstanding at the opening and closing of business for this period; and

         o "gross losses" means the outstanding principal balance plus accrued but unpaid interest on liquidated mortgage loans.

         While the above delinquency and foreclosure and loan charge-off experiences are typical of the originators' experiences at the dates for the periods indicated, there can be no assurance that the delinquency and foreclosure and loan charge-off experiences on the mortgage loans will be similar. Accordingly, the information should not be considered to reflect the credit quality of the mortgage loans included in the trust, or as a basis of assessing the likelihood, amount or severity of losses on the mortgage loans. The statistical data in the tables is based on all of the mortgage loans in the originators' servicing portfolio. The mortgage loans, in general, may have characteristics which distinguish them from the majority of the loans in the originators' servicing portfolio.

                                   The Trustee

         ________________________,  a ____________ banking  corporation,  has an office at ________________________. The trustee will act as initial authenticating agent, paying agent and certificate registrar pursuant to the terms of the Pooling and Servicing Agreement.

                              The Collateral Agent

         ________________________, a national banking association, has its corporate trust office at ________________________. The collateral agent's duties are limited solely to its express obligations under the Pooling and Servicing Agreement.

                         Description of the Certificates

         On the closing date, the trust will issue the class A-1 certificates, the class A-2 certificates and both classes of class R certificates pursuant to the Pooling and Servicing Agreement. Each class A-1 certificate represents a beneficial ownership interest in the portion of the trust estate consisting of the pool I mortgage loans and, to the extent provided in this prospectus supplement, the pool II mortgage loans. Each class A-2 certificate represents a beneficial ownership interest in the portion of the trust estate consisting of the pool II mortgage loans and, to the extent provided in this prospectus supplement, the pool I mortgage loans. Pursuant to the Pooling and Servicing Agreement, the trust will also issue two class R certificates, one relating to the class A-1 certificates and the other relating to the class A-2 certificates. Together the class A certificate and the related class R certificate represent the entire beneficial ownership interest in the portion of the trust consisting of the related pool of mortgage loans. None of the class R certificates may be transferred without the consent of the certificate insurer and compliance with the transfer provisions of the Pooling and Servicing Agreement.

         The trust estate consists of

         o the mortgage loans, together with the mortgage files relating thereto and all collections thereon and proceeds thereof collected after the cut-off date,

         o the assets as from time to time are identified as REO property and collections thereon and proceeds thereof,

         o assets that are deposited in the accounts relating to the trust, including amounts on deposit in the Accounts and invested in accordance with the Pooling and Servicing Agreement,

         o the trustee's rights with respect to the mortgage loans under all insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement and any insurance proceeds,

         o    Liquidation Proceeds and

         o released mortgaged property proceeds. In addition, the depositor will cause the certificate insurer to issue the certificate insurance policy under which it will guarantee payments to the holders of the certificates as described in this prospectus supplement.

         The class A certificates will be issued only in book-entry form, in denominations of $1,000 initial principal balance and integral multiples of $1,000 in excess thereof, except that one certificate of each class may be issued in a different amount.

Book-Entry Registration

         The certificates are sometimes referred to in this prospectus supplement as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement. beneficial owners may elect to hold their interests through DTC, in the United States, or Cedelbank or the Euroclear System, in Europe. Transfers within DTC, Cedelbank or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the certificates are book-entry certificates, these certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of these certificates, as the nominee of DTC or one of the relevant depositaries. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Cedelbank or Euroclear, on the other, will be effected in DTC through The Chase Manhattan Bank, the relevant depositories of Cedelbank or Euroclear, respectively, and each a participating member of DTC. The certificates will initially be registered in the name of Cede & Co.. The interests of the holders of these certificates will be represented by book-entries on the records of DTC and participating members thereof. All references in this prospectus supplement to any certificates reflect the rights of beneficial owners only as these rights may be exercised through DTC and its participating organizations for so long as these certificates are held by DTC.

         The beneficial owners of certificates may elect to hold their certificates through DTC in the United States, or Cedelbank or Euroclear if they are participants in these systems, or indirectly through organizations which are participants in these systems. The book-entry certificates will be issued in one or more certificates per class of certificates which in the aggregate equal the outstanding principal balance of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Cedelbank and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedelbank's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Chase will act as depositary for Cedelbank and Morgan Guaranty Trust Company of New York will act as depositary for Euroclear. Investors may hold their beneficial interests in the book-entry certificates in minimum denominations representing principal amounts of $1,000. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificate representing this certificate. Unless and until definitive certificates are issued, it is anticipated that the only "holder" of these certificates will be Cede & Co., as nominee of DTC. beneficial owners will not be "holders" or "certificateholders" as those terms are used in the Pooling and Servicing Agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

         The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of the book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Cedelbank or Euroclear, as appropriate.

         DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. participants include securities brokers and dealers, including the underwriter, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through "indirect participants".

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the certificates, among participants on whose behalf it acts for the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit these payments on behalf of their respective beneficial owners.

         Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the trustee, or a paying agent on behalf of the trustee, through DTC participants. DTC will forward these distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the trustee, the servicer or any paying agent as holders of the certificates, and beneficial owners will be permitted to exercise the rights of the holders of the certificates only indirectly through DTC and its participants.

         Because of time zone differences, credits of securities received in Cedelbank or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. These credits or any transactions in the securities settled during this processing will be reported to the relevant Euroclear or Cedelbank participants on that business day. Cash received in Cedelbank or Euroclear as a result of sales of securities by or through a Cedelbank participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Cedelbank or Euroclear cash account only as of the business day following settlement in DTC. For information concerning tax documentation procedures relating to the certificates, see "Material Federal Income Tax Consequences -- REMIC Securities" in the accompanying prospectus.

         Transfers between participants will occur in accordance with DTC rules. Transfers between Cedelbank participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedelbank participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary; however, these cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in this system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedelbank participants and Euroclear participants may not deliver instructions directly to the European Depositaries.

         Cedelbank  is   incorporated   under  the  laws  of   Luxembourg  as  a
professional depository. Cedelbank holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Cedelbank participants through electronic book-entry changes in accounts of Cedelbank participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Cedelbank in any of 28 currencies, including United States dollars. Cedelbank provides to its Cedelbank participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedelbank interfaces with domestic markets in several countries. As a professional depository, Cedelbank is subject to regulation by the Luxembourg Monetary Institute. Cedelbank participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedelbank is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedelbank participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 31 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation. All operations are conducted by the Euroclear Operator, and all Euroclear Securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not Euroclear Clearance. Euroclear Clearance establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

         The Euroclear operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the Operating Procedures of the Euroclear System and applicable Belgian law. The Terms and Conditions govern transfers of securities and cash within

Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments on securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

         Distributions on the book-entry certificates will be made on each distribution date by the trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of these payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing this payment to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

         Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of payments, since these payments will be forwarded by the trustee to Cede & Co., as nominee of DTC.
Distributions on certificates held through Cedelbank or Euroclear will be credited to the cash accounts of Cedelbank participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of the book-entry certificates, may be limited due to the lack of physical certificates for the book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of the certificates in the secondary market since some potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the trust provided by the trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of the beneficial owners are credited.

         DTC has advised the depositor and the servicer that it will take any action permitted to be taken by a holder of the certificates under the Pooling and Servicing Agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take these actions concerning specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence the specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence the percentages of voting rights authorize divergent action.

         None of the trust, the depositor, the servicer, the certificate insurer or the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

         Although DTC, Cedelbank and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Cedelbank and Euroclear, they are under no obligation to perform or continue to perform these procedures and these procedures may be discontinued at any time.

Definitive Certificates

         The certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if
(a) DTC or the servicer advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository of the book-entry certificates and DTC or the servicer is unable to locate a qualified successor or (b) the trustee, at its option, elects to terminate the book-entry system through DTC.

         Upon the occurrence of any event described in the immediately preceding paragraph, DTC will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the trustee will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the trustee, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the Pooling and Servicing Agreement.

         Definitive certificates will be transferable and exchangeable at the offices of the trustee or the certificate registrar. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Assignment and Pledge of Initial Mortgage Loans

         Pursuant to the Loan Sale Agreement, the originators will sell, transfer, assign, set over and otherwise convey the mortgage loans, without recourse, to the depositor on the closing date. Pursuant to the Pooling and Servicing Agreement, the depositor will sell, transfer, assign, set over and otherwise convey without recourse to the trustee, on behalf of the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the cut-off date. Each transfer will convey all right, title and interest in and to (a) principal outstanding as of the cut-off date, and (b) interest due on each mortgage loan after the cut-off date. The originators cannot convey, and should reserve and retain all their respective right, title and interest in and to, principal, including principal prepayments in full and curtailments or partial prepayments, received on each mortgage loan on or prior to the cut-off date and (ii) interest due on each mortgage loan on or prior to the cut-off date.

Assignment and Pledge of Subsequent Mortgage Loans

         The trust may acquire subsequent mortgage loans with the funds on deposit in either pre-funding account at any time during the period from the closing date until the earliest of

         o the date on which the amount on deposit in pre-funding account is less than $100,000,

         o the date on which an event of default occurs under the terms of the Pooling and Servicing Agreement, or

         o    the close of business on ____________.

         The amount on deposit in the pre-funding accounts will be reduced during the this period by the amount thereof used to purchase subsequent mortgage loans in accordance with the terms of the Pooling and Servicing Agreement. The depositor expects that the amount on deposit in each of the pre-funding accounts will be reduced to less than $100,000 by ____________. To the extent funds in the pre-funding accounts are not used to purchase subsequent mortgage loans by ____________, these funds will be used to prepay the principal of the related class of certificates on the following distribution date. Subsequent mortgage loans will be transferred by the originators to the depositor and transferred by the depositor to the trust. The trust will then pledge the subsequent mortgage loans to the trustee, on behalf of the holders of the certificates and the certificate insurer.

Delivery of Mortgage Loan Documents

         In connection with the sale, transfer, assignment or pledge of the mortgage loans to the trust, the trust will cause to be delivered to the collateral agent, on behalf of the trustee, on the closing date, the following documents concerning each mortgage loan which constitute the mortgage file:

         (a) the original mortgage note, endorsed without recourse in blank by the originator, including all intervening endorsements showing a complete chain of endorsement;

         (b) the original mortgage with evidence of recording indicated thereon or, in limited circumstances, a copy thereof certified by the applicable recording office;

         (c) the recorded mortgage assignment(s), or copies thereof certified by the applicable recording office, if any, showing a complete chain of assignment from the originator of the mortgage loan to the originator -- which assignment may, at the originator's option, be combined with the assignment referred to in clause (d) below;

         (d) a mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the originator to the trustee;

         (e) originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a mortgage or mortgage note have been modified or the mortgage or mortgage note has been assumed; and

         (f) an original title insurance policy or (A) a copy of the title insurance policy, or (B) a binder thereof or copy of the binder together with a certificate from the originator that the original mortgage has been delivered to the title insurance company that issued the binder for recordation.

         Pursuant to the Pooling and Servicing Agreement, the collateral agent, on behalf of the trustee, agrees to execute and deliver on or prior to the closing date, or, for subsequent mortgage loans, on or prior to the subsequent transfer date, an acknowledgment of receipt of the original mortgage note, item
(a) above, for each of the mortgage loans, with any exceptions noted. The collateral agent, on behalf of the trustee, agrees, for the benefit of the holders of the certificates and the certificate insurer, to review, or cause to be reviewed, each mortgage file within thirty days after the closing date or the subsequent transfer date, as applicable -- or, for any Qualified Substitute Mortgage Loan, within thirty days after the receipt by the collateral agent thereof -- and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

         o all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession,

         o each of these documents has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered, appears regular on its face and relates to the mortgage loan, and

         o based on its examination and only as to the foregoing documents, specified information included on the schedule of mortgage loans accurately reflects the information included in the mortgage file delivered on that date.

         If the collateral agent, during the process of reviewing the mortgage files, finds any document constituting a part of an mortgage file which is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description thereof as included in the schedule of mortgage loans, the collateral agent shall promptly so notify the trustee, the servicer, the depositor and the certificate insurer in writing with details thereof. The depositor agrees to use reasonable efforts to cause to be remedied a material defect in a document constituting part of an mortgage file of which it is so notified by the collateral agent. If, however, within sixty days after the collateral agent's notice of the defect, the depositor has not caused the defect to be remedied and the defect materially and adversely affects the interest of the holders of the certificates or the interests of the certificate insurer in the mortgage loan, the depositor or the originator will either (a) substitute in lieu of the mortgage loan a Qualified Substitute Mortgage Loan and, if the then outstanding principal balance of the Qualified Substitute Mortgage Loan is less than the principal balance of the mortgage loan as of the date of the substitution plus accrued and unpaid interest thereon, deliver to the servicer a substitution adjustment equal to the amount of any such shortfall or (b) purchase the mortgage loan at a price equal to the outstanding principal balance of the mortgage loan as of the date of purchase, plus the greater of (1) all accrued and unpaid interest thereon and (2) thirty days' interest thereon, computed at the mortgage interest rate, net of the servicing fee if the servicer is effecting the repurchase, plus the amount of any unreimbursed servicing advances made by the servicer, which purchase price shall be deposited in the Distribution Account on the next succeeding servicer remittance date after deducting therefrom any amounts received in respect of the repurchased mortgage loan or Loans and being held in the Distribution Account for future distribution to the extent these amounts have not yet been applied to principal or interest on the mortgage loan. In addition, the depositor and the originators shall be obligated to indemnify the trustee, the collateral agent, the holders of the certificates and the certificate insurer for any third-party claims arising out of a breach by the depositor or the originators of representations or warranties regarding the mortgage loans. The obligation of the depositor and the originators to cure a breach or to substitute or purchase any mortgage loan and to indemnify constitute the sole remedies respecting a material breach of any representation or warranty to the holders of the certificates, the trustee, the collateral agent and the certificate insurer.

Representations and Warranties of the Depositor

         The depositor will represent, among other things, for each mortgage loan, as of the closing date or the subsequent transfer date, as applicable, the following:

                  1. the information included in the schedule of mortgage loans for each mortgage loan is true and correct;

                  2. all of the original or certified documentation constituting the mortgage files, including all material documents related thereto, has been or will be delivered to the collateral agent, on behalf of the trustee, on the closing date or the subsequent transfer date, as applicable;



                  3. the mortgaged property consists of a single parcel of real property separately assessed for tax purposes, upon which is erected a detached or an attached one-family residence or a detached two- to four-family dwelling, or an individual condominium unit in a low-rise condominium, or a mobile home unit, or an individual unit in a planned unit development. The residence, dwelling or unit is not,

                      o    a unit in a cooperative apartment,

                      o    a property constituting part of a syndication,

                      o    a time share unit,

                      o    a property held in trust,

                      o    a manufactured dwelling,

                      o    a log-constructed home, or

                      o    a recreational vehicle;

                  4. each mortgage is a valid first or second lien on a fee simple, or its equivalent under applicable state law, estate in the real property securing the amount owed by the mortgagor under the mortgage note subject only to,

                      o the lien of current real property taxes and assessments which are not delinquent,

                      o    any first mortgage loan on the property,

                      o covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the mortgage, the exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the mortgage loan obtained by the depositor, and

                      o other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage;

                  5. immediately prior to the transfer and assignment by the depositor to the depositor, the depositor had good title to, and was the sole owner of each mortgage loan, free of any interest of any other person, and the depositor has transferred all right, title and interest in each mortgage loan to the depositor;

                  6. each mortgage loan conforms, and all the mortgage loans in the aggregate conform, to the description thereof in this prospectus supplement; and

                  7. all of the mortgage loans were originated in accordance with the underwriting criteria described in this prospectus supplement.

         Pursuant to the Pooling and Servicing Agreement, upon the discovery by any of the holder of the certificates, the depositor, the servicer, any subservicer, the certificate insurer, the collateral agent or the trustee that any of the representations and warranties contained in the Pooling and Servicing Agreement have been breached in any material respect as of the closing date or the subsequent transfer date, as applicable, with the result that the interests of the holders of the certificates in the mortgage loan or the interests of the certificate insurer were materially and adversely affected, notwithstanding that any representation and warranty was made to the depositor's or the originator's best knowledge and the depositor or the originator lacked knowledge of the breach, the party discovering the breach is required to give prompt written notice to the other parties. Subject to specified provisions of the Pooling and

Servicing Agreement, within sixty days of the earlier to occur of the depositor's or an originator's discovery or its receipt of notice of any breach, the depositor or the originators will

         o    promptly cure the breach in all material respects,

         o remove each mortgage loan which has given rise to the requirement for action by the depositor or the originators, substitute one or more Qualified Substitute Mortgage Loans and, if the outstanding principal balance of the Qualified Substitute Mortgage Loans as of the date of the substitution is less than the outstanding principal balance, plus accrued and unpaid interest thereon, of the replaced mortgage loans as of the date of substitution, deliver to the trust as part of the amounts remitted by the servicer on the distribution date the amount of the shortfall, or

         o purchase the mortgage loan at a price equal to the principal balance of the mortgage loan as of the date of purchase plus the greater of

                      o    all accrued and unpaid interest thereon and

                      o thirty days' interest thereon computed at the mortgage interest rate, net of the servicing fee if ____________ is the servicer, plus the amount of any unreimbursed servicing advances made by the servicer, and deposit the purchase price into the Distribution Account on the next succeeding servicer remittance date after deducting therefrom any amounts received in respect of this repurchased mortgage loan or mortgage loans and being held in the Distribution Account for future distribution to the extent these amounts have not yet been applied to principal or interest on the mortgage loan. In addition, the depositor and the originators shall be obligated to indemnify the trust, the trustee, the collateral agent, the holders of the certificates and the certificate insurer for any third-party claims arising out of a breach by the depositor or the originators of representations or warranties regarding the mortgage loans. The obligation of the depositor and the originators to cure any breach or to substitute or purchase any mortgage loan and to indemnify constitute the sole remedies respecting a material breach of any representation or warranty to the holders of the certificates, the trustee, the collateral agent and the certificate insurer.

Payments on the Mortgage Loans

         The Pooling and Servicing Agreement provides that the servicer, for the benefit of the holders of the certificates, shall establish and maintain the Collection Account, which will generally be (a) an account maintained with a depository institution or trust company whose long term unsecured debt obligations are rated by each rating agency in one of its two highest rating categories at the time of any deposit therein or (b) trust accounts maintained with a depository institution acceptable to each rating agency and the certificate insurer. The Pooling and Servicing Agreement permits the servicer to direct any depository institution maintaining the Collection Account to invest the funds in the Collection Account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the date on which the servicer is required to transfer the servicer remittance amount from the Collection Account to the Distribution Account, as described below.

         The servicer is obligated to deposit or cause to be deposited in the Collection Account on a daily basis, amounts representing the following payments received and collections made by it after the cut-off date, other than in respect of monthly payments on the mortgage loans due on each mortgage loan up to and including any due date occurring on or prior to the cut-off date:

         o all payments on account of principal, including prepayments of principal;

         o    all payments on account of interest on the mortgage loans;

         o all Liquidation Proceeds and all Insurance Proceeds to the extent the proceeds are not to be applied to the restoration of the mortgaged property or released to the borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices;

         o    all Net REO Proceeds;

         o all other amounts required to be deposited in the Collection Account pursuant to the Pooling and Servicing Agreement; and

         o any amounts required to be deposited in connection with net losses realized on investments of funds in the Collection Account.

         The trustee will be obligated to set up an account for each class of certificates a distribution account into which the servicer will deposit or cause to be deposited the servicer remittance amount on the _____ day of each month.

         The servicer remittance amount" for a servicer remittance date is equal to the sum, without duplication, of

         o all collections of principal and interest on the mortgage loans, including principal prepayments, Net REO Proceeds and Liquidation Proceeds, if any, collected by the servicer during the prior calendar month,

         o all Periodic Advances made by the servicer with respect to payments due to be received on the mortgage loans on the due date and

         o any other amounts required to be placed in the Collection Account by the servicer pursuant to the Pooling and Servicing Agreement,

but excluding the following:

         (a) amounts received on particular mortgage loans, for which the servicer has previously made an unreimbursed Periodic Advance, as late payments of interest, or as Net Liquidation Proceeds, to the extent of the unreimbursed Periodic Advance;

         (b) amounts received on a particular mortgage loan for which the servicer has previously made an unreimbursed servicing advance, to the extent of the unreimbursed servicing advance;

         (c)  for the servicer remittance date, the aggregate servicing fee;

         (d) all net income from eligible investment that is held in the Collection Account for the account of the servicer;

         (e) all amounts actually recovered from the servicer in respect of late fees, assumption fees, prepayment fees and similar fees;

         (f)  Net Foreclosure Profits; and

         (g) other amounts which are reimbursable to the servicer, as provided in the Pooling and Servicing Agreement.

         The amounts described in clauses (a) through (g) above may be withdrawn by the servicer from the Collection Account on or prior to each servicer remittance date.

Over-collateralization Provisions

         Over-collateralization Resulting from Cash Flow Structure. The Pooling and Servicing Agreement requires that, starting with the second distribution date, the Excess Interest for a pool of mortgage loans, if any, that is not used to make cross-collateralization payments will be applied on each distribution date as an accelerated payment of principal on the related class of certificates, but only to the limited extent hereafter described. The application of Excess Interest as a payment of principal has the effect of accelerating the amortization of a class of certificates relative to the amortization of the related pool of mortgage loans. The Excess Interest from a pool of mortgage loans will be used

         o    to reimburse the certificate insurer for any amounts due to it,

         o as needed to pay Net Mortgage Loan Interest Shortfalls relating to that class,

         o as needed to make cross-collateralization payments in respect of the other pool of mortgage loans,

         o    as a payment of  principal  to the related  class of  certificates
              until   the   distribution   date   on   which   the   amount   of
              over-collateralization has reached the required level, and

         o as needed to fund the Cross-collateralization Reserve Account relating to the other pool of mortgage loans.

Notwithstanding the foregoing, in the event specified tests enumerated in the Pooling and Servicing Agreement are violated, all available Excess Interest will be used as a payment of principal to the related class of certificates to accelerate the amortization of the certificates.

         The Pooling and Servicing Agreement requires that, starting with the second distribution date, Excess Interest from a pool of mortgage loans that is not used to make cross-collateralization payments will be applied as an accelerated payment of principal on the related class of certificates until the Over-collateralized Amount has increased to the level required by the Pooling and Servicing Agreement. After this time, if it is necessary to re-establish the required level of over-collateralization, Excess Interest from each pool of mortgage loans that is not used to make cross-collateralization payments will again be applied as an accelerated payment of principal on the related class of certificates. Notwithstanding the foregoing, in the event specified tests enumerated in the Pooling and Servicing Agreement are violated, all available Excess Interest from each pool of mortgage loans will be used as a payment of principal to accelerate the amortization of the related class of certificates. Initially, the Over-collateralized Amount of each pool of mortgage loans will be an amount equal to approximately 0.50% of the sum of (x) the aggregate principal balance of the mortgage loans in each pool on the closing date and (y) the original amount on deposit in the related pre-funding account on the closing date.

         In the event that the required level of the Specified Over-collateralized Amount for a pool of mortgage loans is permitted to decrease or "step down" on a distribution date in the future, the Pooling and Servicing Agreement provides that a portion of the principal which would otherwise be distributed to the holders of the related class of certificates on the distribution date shall instead be distributed in the priority described in this prospectus supplement under "--Flow of Funds." This has the effect of decelerating the amortization of the related class of certificates relative to the amortization of that pool of mortgage loans, and of reducing the Over-collateralized Amount. If, on any distribution date, the Excess
Over-collateralized Amount is, or, after taking into account all other distributions to be made on the distribution date would be, greater than zero -- i.e., the Over-collateralized Amount is or would be greater than the related Specified Over-collateralized Amount -- then any amounts relating to principal which would otherwise be distributed to the holders of the related class of certificates on this distribution date shall instead be distributed in the priority described in this prospectus supplement under "--Flow of Funds", in an amount equal to the Over-collateralization Reduction Amount.

         The Pooling and Servicing Agreement provides that, on any distribution date, all amounts collected on account of principal -- other than any such amount applied to the payment of an Over-collateralization Reduction Amount -- for each pool of mortgage loans during the a due period of the prior calendar month will be distributed to the holders of the related class of certificates on the distribution date. In addition, the Pooling and Servicing Agreement provides that the principal balance of any mortgage loan which becomes a Liquidated Mortgage Loan shall then equal zero. The Pooling and Servicing Agreement does not contain any rule which requires that the amount of any Liquidated Loan Loss be distributed to the holders of the related class of certificates on the distribution date which immediately follows the event of loss; i.e., the Pooling and Servicing Agreement does not require the current recovery of losses. However, the occurrence of a Liquidated Loan Loss will reduce the Over-collateralized Amount for that pool of mortgage loans, which, to the extent that the reduction causes the Over-collateralized Amount to be less than the Specified Over-collateralized Amount applicable to the related distribution date, will require the payment of an Over-collateralization Increase Amount on that distribution date, or, if insufficient funds are available on that distribution date, on subsequent distribution dates, until the Over-collateralized Amount equals the related Specified Over-collateralized Amount. The effect of the foregoing is to allocate losses to the holders of the related class R certificates by reducing, or eliminating entirely, payments of Excess Interest and Over-collateralization Reduction Amounts which the holders would otherwise receive.

         Over-collateralization and the Certificate Insurance Policy. The Pooling and Servicing Agreement requires the trustee to make a claim for an Insured Payment under the certificate insurance policy not later than the third business day prior to any distribution date as to which the trustee has determined that an Over-collateralization Deficit will occur for the purpose of applying the proceeds of the Insured Payment as a payment of principal to the holders of the related class of certificates on that distribution date. The certificate insurer has the option on any distribution date to make a payment of principal, including in respect of Liquidated Loan Losses, up to the amount that would have been payable to the holders of the certificates if sufficient funds were available thereof. Additionally, under the terms of the Pooling and Servicing Agreement, the certificate insurer will have the option to cause Excess Interest to be applied without regard to any limitation upon the occurrence of particular trigger events, or in the event of an "event of default" under the Insurance Agreement. However, investors in the certificates should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no distributions of principal.

Cross-collateralization Provisions

         Cross-collateralization Payments. On each distribution date, available Excess Interest from a pool of mortgage loans, if any, will be paid to the holders of the class of certificates relating to the other pool of mortgage loans to the extent of the Shortfall Amount for the other pool. The cross-collateralization provisions of the transaction are limited to the payment of specified credit losses, certain interest shortfalls and any amounts due the certificate insurer. Excess Interest from one pool of mortgage loans will not be used to build over-collateralization for the other pool of mortgage loans.

         Cross-collateralization Reserve Account. Each class of certificates will have the benefit of a Cross-collateralization Reserve Account. On each distribution date, available Excess Interest from a pool of mortgage loans, if any, will be paid into the Cross-collateralization Reserve Account relating to the other pool of mortgage loans, until the amount of funds on deposit therein equals the Specified Reserve

Amount for the other pool. If the amount on deposit in the Cross-collateralization Reserve Account for a pool of mortgage loans on any distribution date exceeds the Specified Reserve Amount for the pool and the distribution date, the amount of this excess shall be distributed in the priority described in this prospectus supplement under "--Flow of Funds."

         Funds on deposit in a Cross-collateralization Reserve Account will be used on any distribution date to make payments in respect of the Shortfall Amount for either pool, to the extent that there is no Excess Interest available therefor on that distribution date.

Flow of Funds

         On each distribution date, the trustee, based solely on the information received from the servicer in the servicer remittance report prior to the distribution date, shall make payments in respect of each pool of mortgage loans to the holders of the related class of certificates and reimbursement to the certificate insurer under the Insurance Agreement, to the extent of funds, including any Insured Payments, on deposit in the related Distribution Account, as follows:

         (a) to the trustee, an amount equal to the fees then due to it for the related class of certificates;

         (b) from amounts then on deposit in the related Distribution Account, excluding any Insured Payments, to the certificate insurer the Reimbursement Amount as of that distribution date;

         (c) from amounts then on deposit in the related Distribution Account, the Interest Distribution Amount for the related class of certificates;

         (d) from amounts then on deposit in the related Distribution Account, the Principal Distribution Amount for the related class of certificates, until the principal balance of the class of certificates is reduced to zero;

         (e) from amounts then on deposit in the related Distribution Account the amount of any Net Mortgage Loan Interest Shortfalls for the related class of certificates;

         (f) from amounts then on deposit in the related Distribution Account, to the holders of the other class of certificates, the Shortfall Amount for the other class;

         (g) from amounts then on deposit in the related Distribution Account, to the Cross-collateralization Reserve Account relating to the other class of certificates, the amount necessary for the balance of the account to equal the Specified Reserve Amount; and

         (h) following the making by the trustee of all allocations, transfers and disbursements described above, to the holders of the related class R certificates, the amount remaining on the distribution date in the related Distribution Account, if any.

Reports to Certificateholders

         Pursuant to the Pooling and Servicing Agreement, on each distribution date the trustee will deliver to the servicer, the certificate insurer, the depositor and each holder of a certificate or a class R certificate a written remittance report containing information including, without limitation, the amount of the distribution on the distribution date, the amount of the distribution allocable to principal and allocable to interest, the aggregate outstanding principal balance of the certificates as of the distribution date, the amount of any Insured Payment included in the distributions on the distribution date and any other information as required by the Pooling and Servicing Agreement.

Amendment

         The Pooling and Servicing Agreement may be amended from time to time by the trust and the trustee by written agreement, upon the prior written consent of the certificate insurer, without notice to, or consent of, the holder of the certificates, to cure any ambiguity, to correct or supplement any provisions in this prospectus supplement, to comply with any changes in the Code, or to make any other provisions concerning matters or questions arising under the Pooling and Servicing Agreement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement. This action shall not, as evidenced by an opinion of counsel delivered to, but not obtained at the expense of, the trustee, adversely affect in any material respect the interests of any holder of the certificates. In addition, no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on any certificate without the consent of the holder of the certificate, or change the rights or obligations of any other party to the Pooling and Servicing Agreement without the consent of that party.

         The Pooling and Servicing Agreement may be amended from time to time by the trust and the trustee with the consent of the certificate insurer, and the holders of the majority of the percentage interest of the certificates and class R certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the holders. No such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on any certificate without the consent of the holder of the certificate or reduce the percentage for each class whose holders are required to consent to any such amendment without the consent of the holders of 100% of each class of certificates affected thereby.

         The Loan Sale Agreement contains substantially similar restrictions regarding amendment.

                         Servicing of the Mortgage Loans

The Servicer

         ____________  will  act as the  servicer  of the  mortgage  loan  pools
____________ and ____________ will act as subservicers for a portion of the mortgage loans. See "The Originators, the Depositor, the Servicer and the Subservicer" in this prospectus supplement. The servicer and the subservicers will service the mortgage loans on behalf of the trust, for the benefit of the certificateholders and the certificate insurer and will be required to use the same care as they customarily employ in servicing and administering mortgage loans for their own account, in accordance with accepted mortgage servicing practices of prudent lending institutions, and giving due consideration to the reliance of the certificate insurer and the holders of the certificates on them.

Servicing Fees and Other Compensation and Payment of Expenses

         As compensation for its activities as servicer under the Pooling and Servicing Agreement, the servicer shall be entitled to a servicing fee for each mortgage loan, which shall be payable monthly from amounts on deposit in the Collection Account. The servicing fee shall be an amount equal to interest at one-twelfth of the servicing fee rate for the mortgage loan on the outstanding principal balance of the mortgage loan. The servicing fee rate for each mortgage loan will be 0.50% per annum. In addition, the servicer shall be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the mortgage notes, any late payment charges, assumption fees, prepayment fees or similar items. The servicer shall also be entitled to withdraw from the Collection Account any net interest or other income earned on deposits therein. The servicer shall pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and shall not be entitled to reimbursement therefor except as specifically provided in the Pooling and Servicing Agreement.

Periodic Advances and Servicer Advances

         Periodic Advances. Subject to the servicer's determination that the action would not constitute a nonrecoverable advance, the servicer is required to make Periodic Advances on each servicer remittance date. This Periodic Advances by the servicer are reimbursable to the servicer subject to a number of conditions and restrictions, and are intended to provide both sufficient funds for the payment of interest to the holders of the certificates, plus an additional amount intended to maintain a specified level of over-collateralization and to pay the trustee's fees, and the premium due the certificate insurer. Notwithstanding the servicer's good faith determination that a Periodic Advance was recoverable when made, if the Periodic Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement therefor from the trust estate. See "Description of the Certificates -- Payments on the Mortgage Loans" in this prospectus supplement.

         Servicing Advances. Subject to the servicer's determination that the action would not constitute a nonrecoverable advance and that a prudent mortgage lender would make a like advance if it or an affiliate owned the mortgage loan, the servicer is required to advance amounts on the mortgage loans constituting "out-of-pocket" costs and expenses relating to

         o    the preservation and restoration of the mortgaged property,

         o    enforcement proceedings, including foreclosures,

         o expenditures relating to the purchase or maintenance of a first lien not included in the trust estate on the mortgaged property, and

         o other customary amounts described in the Pooling and Servicing Agreement.

         These servicing advances by the servicer are reimbursable to the servicer subject to a number of conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made, that it would not be a nonrecoverable advance, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement therefor from the trust estate.

         Recovery of Advances. The servicer may recover Periodic Advances and servicing advances to the extent permitted by the Pooling and Servicing Agreement or, if not recovered from the mortgagor on whose behalf the servicing advance or Periodic Advance was made, from late collections on the mortgage loan, including Liquidation Proceeds, Insurance Proceeds and any other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a Periodic Advance or a servicing advance becomes a nonrecoverable advance, the servicer may be reimbursed for the advance from the Distribution Account.

         The servicer shall not be required to make any Periodic Advance or servicing advance which it determines would be a nonrecoverable Periodic Advance or nonrecoverable servicing advance. A Periodic Advance or servicing advance is "nonrecoverable" if in the good faith judgment of the servicer, the Periodic Advance or servicing advance would not ultimately be recoverable.

Prepayment Interest Shortfalls

         Not later than the close of business on the _____ day of each month, the servicer is required to remit to the trustee a payment of Compensating Interest in respect of Prepayment Interest Shortfalls and shall not have the right to reimbursement therefor. Insured Payments do not cover Prepayment Interest Shortfalls.

Civil Relief Act Interest Shortfalls

         The reduction, if any, in interest payable on the mortgage loans in the applicable pool attributable to the application of the Civil Relief Act will not reduce the amount of Current Interest due to the holders of the class A-1 certificates or class A-2 certificates, respectively. However, in the event the full amount of Current Interest is not available on any distribution date due to Civil Relief Act interest shortfalls in the applicable pool, the amount of this shortfall will not be covered by the certificate insurance policy. These shortfalls in Current Interest will be paid from the Excess Interest, if any, otherwise payable in respect of over-collateralization, cross-collateralization or to the holder of the class R certificate relating to the applicable pool. See "Risk Factors -- Legal Considerations" in this prospectus supplement.

Optional Purchase of Defaulted Mortgage Loans

         The depositor, or any affiliate of the depositor, has the option, but is not obligated, to purchase from the trust any mortgage loan ninety days or more delinquent at a purchase price equal to the outstanding principal balance thereof as of the date of purchase, plus all accrued and unpaid interest on the principal balance, computed at the mortgage interest rate -- net of the servicing fee, if ________ is the servicer -- plus the amount of any unreimbursed Periodic Advances and servicing advances made by the servicer for the mortgage loan in accordance with the provisions specified in the Pooling and Servicing Agreement.

Servicer Reports

         On each servicer remittance date, the servicer is required to deliver to the certificate insurer, the trustee, and the collateral agent, a servicer remittance report setting forth the information necessary for the trustee to make the distributions described under "--Flow of Funds" in this prospectus supplement and containing the information to be included in the trustee's remittance report for that distribution date.

         The servicer is required to deliver to the certificate insurer, the trustee, the collateral agent, S&P and Moody's, not later than April 30th of each year, starting in ________, an officer's certificate stating that

         o the servicer has fully complied with the servicing provisions of the Pooling and Servicing Agreement,

         o a review of the activities of the servicer during the preceding calendar year and of performance under the Pooling and Servicing Agreement has been made under the officer's supervision, and

         o to the best of the officer's knowledge, based on that review, the servicer has fulfilled all its obligations under the Pooling and Servicing Agreement for that year, or, if there has been a default in the fulfillment of any obligation, specifying each default known to that officer and the nature and status thereof including the steps being taken by the servicer to remedy the default.

         Not later than April 30th of each year, the servicer, at its expense, is required to cause to be delivered to the certificate insurer, the trustee, the collateral agent, S&P and Moody's from a firm of independent certified public accountants, who may also render other services to the servicer, a statement to the effect that the firm has examined certain documents and records relating to the servicing of the mortgage loans during the preceding calendar year, or any longer period from the closing date to the end of the following calendar year, and that, on the basis of the examination conducted substantially in compliance with generally accepted auditing standards and the requirements of the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac, the servicing has been conducted in compliance with the Pooling and Servicing Agreement except for any significant exceptions or errors in records that, in the opinion of the firm, generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for
Mortgages serviced for Freddie Mac require it to report, in which case the exceptions and errors shall be so reported.

Collection and Other Servicing Procedures

         The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the Pooling and Servicing Agreement, follow the collection procedures as it follows for loans held for its own account which are comparable to the mortgage loans. Consistent with the above, the servicer may, in its discretion, (a) waive any late payment charge and (b) arrange with a mortgagor a schedule for the liquidation of delinquencies, subject to the provisions of the Pooling and Servicing Agreement.

         If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless it reasonably believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law. If it reasonably believes it may be restricted for any reason from enforcing any "due-on-sale" clause, the servicer may enter into an assumption and modification agreement with the person to whom the property has been or is about to be conveyed, pursuant to which that person becomes liable under the mortgage note.

         Any fee collected by the servicer for entering into an assumption agreement will be retained by the servicer as additional servicing compensation. In connection with any assumption, the mortgage interest rate borne by the mortgage note relating to each mortgage loan may not be decreased. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Servicing -- Enforcement of Due-on-Sale Clauses" in the accompanying prospectus.

Hazard Insurance

         The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy with coverage which contains a standard mortgagee's clause in an amount equal to the lesser of (a) the maximum insurable value of the mortgaged property or (b) the principal balance of the mortgage loan plus the outstanding balance of any mortgage loan senior to the mortgage loan, but in no event may this amount be less than is necessary to prevent the borrower from becoming a coinsurer thereunder. As stated above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, to the extent they constitute Net Liquidation Proceeds or Insurance Proceeds, will ultimately be deposited in the related Distribution Account. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The Pooling and Servicing Agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy issued by an insurer acceptable to the rating agencies insuring against losses on the mortgage loans. If this blanket policy contains a deductible clause, the servicer is obligated to deposit in the related Distribution Account the sums which would have been deposited therein but for that clause.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases, vandalism. The foregoing list is merely indicative of the types of uninsured risks and is not intended to be all-inclusive.

         The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, that clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of
(a) the replacement cost of the improvements less physical depreciation or (b) this proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of these improvements.



         Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing thereon decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.



Realization Upon Defaulted Mortgage Loans

         The servicer will foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans as come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with the foreclosure or other conversion, the servicer will follow the practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the Pooling and Servicing Agreement; although the servicer will not expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the foreclosure, correction or restoration is determined to increase Net Liquidation Proceeds.

Removal and Resignation of the Servicer

         The certificate insurer may, pursuant to the Pooling and Servicing Agreement, remove the servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clauses (g), (h) or (i) below and the trustee, only at the direction of the certificate insurer or the majority holders of certificates, with the consent of the certificate insurer, in the case of any direction of the majority holders, may remove the servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clause (a), (b), (c), (d), (e) or (f) below. Each of the following constitutes a servicer event of default:

         (a) any failure by the servicer to remit to the trustee any payment required to be made by the servicer under the terms of the Pooling and Servicing Agreement, other than servicing advances covered by clause (b) below, which continues unremedied for one business day after the date upon which written notice of any failure, requiring the same to be remedied, shall have been given to the servicer and the certificate insurer by the trustee or to the servicer and the trustee by the certificate insurer or the holders of certificates evidencing percentage interests of at least 25%;

         (b) the failure by the servicer to make any required servicing advance which failure continues unremedied for a period of thirty days after the date on which written notice of any failure, requiring the same to be remedied, shall have been given to the servicer by the trustee or to the servicer and the trustee by any holder of a certificate or the certificate insurer;

         (c) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the Pooling and Servicing Agreement, or the failure of any representation and warranty enumerated in the Pooling and Servicing Agreement, which continues unremedied for a period of thirty days after the date on which written notice of any failure, requiring the same to be remedied, shall have been given to the servicer by the trustee, or to the servicer and the trustee by any holder of a certificate or the certificate insurer;

         (d) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the servicer and this decree or order shall have remained in force, undischarged or unstayed for a period of sixty days;

         (e) the servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property;

         (f) the servicer shall admit in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

         (g) the delinquency or loss experience of the mortgage loans exceeds levels specified in the Pooling and Servicing Agreement; or

         (h) the certificate insurer shall notify the trustee of any "event of default" under the Insurance Agreement.

         The servicer may not assign its obligations under the Pooling and Servicing Agreement nor resign from the obligations and duties thereby imposed on it except by mutual consent of the servicer, ________, if ________ is not the servicer, the certificate insurer, the collateral agent and the trustee, or upon the determination that the servicer's duties thereunder are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence, in the reasonable judgment of the certificate insurer, of unreasonable expense. No such resignation shall become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the Pooling and Servicing Agreement.

         Upon removal or resignation of the servicer, the trustee will be the successor servicer. The trustee, as successor servicer, will be obligated to make Periodic Advances and servicing advances and other advances unless it determines reasonably and in good faith that the advances would not be recoverable. If, however, the trustee is unwilling or unable to act as successor servicer, or if the majority holders, with the consent of the certificate insurer, or the certificate insurer so requests, the trustee shall appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the Pooling and Servicing Agreement and subject to the approval of the certificate insurer, any established mortgage loan servicing institution acceptable to the certificate insurer having a net worth of not less than $____________ as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the servicer.

         Pursuant to the Pooling and Servicing Agreement, the servicer covenants and agrees to act as the servicer for an initial term from the closing date to ____________, which term will be extendable by the certificate insurer by notice to the trustee for successive terms of three calendar months each, until the termination of the trust estate. The servicer will, upon its receipt of each notice of extension, become bound for the duration of the term covered by the extension notice to continue as the servicer subject to and in accordance with the other provisions of the Pooling and Servicing Agreement. If as of the fifteenth day prior to the last day of any term of the servicer the trustee shall not have received any extension notice from the certificate insurer, the trustee will, within five days thereafter, give written notice of non-receipt to the certificate insurer and the servicer. The certificate insurer has agreed to extend each three month term of the servicer, in the absence of a servicer event of default under the Pooling and Servicing Agreement.

         The trustee and any other successor servicer in that capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation as the servicer. See "--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

Termination; Purchase of Mortgage Loans

         The Pooling and Servicing Agreement will terminate upon notice to the trustee of either: (a) the later of the distribution to certificateholders of the final payment or collection on the last mortgage loan, or Periodic Advances of same by the servicer, or the disposition of all funds from the last mortgage loan and the remittance of all funds due under the Pooling and Servicing Agreement and the payment of all amounts due and payable to the certificate insurer, the collateral agent and the trustee or (b) mutual consent of the servicer, the certificate insurer and all holders in writing. In no event will the trust terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the Trust Agreement.

         Subject to provisions in the Pooling and Servicing Agreement concerning adopting a plan of complete liquidation, the servicer may, at its option and at its sole cost and expense, terminate the Pooling and Servicing Agreement on any date on which the aggregate principal balance of the mortgage loans is less than 10% of the sum of (x) the aggregate original principal balance of the mortgage loans purchased on the closing date and (y) the original amount on deposit in the pre-funding accounts, by purchasing, on the next succeeding distribution date, all of the outstanding mortgage loans and REO Properties at a price equal to the sum of

         o 100% of the principal balance of each outstanding mortgage loan and each REO property,

         o the greater of (a) the aggregate amount of accrued and unpaid interest on the mortgage loans through the due period and (b) thirty days' accrued interest thereon computed at a rate equal to the mortgage interest rate, in each case net of the servicing fee,

         o any unreimbursed amounts due to the certificate insurer under the Pooling and Servicing Agreement, the Insurance Agreement and, without duplication, accrued and unpaid Insured Payments, and

         o    the trustee's fees.

Any such purchase shall be accomplished by depositing into each Distribution Account the portion of the purchase price specified above which relates to the class of certificates. No such termination is permitted without the prior written consent of the certificate insurer if it would result in a draw on the certificate insurance policy.

                        The Certificate Insurance Policy

         The following summary of the terms of the certificate insurance policy does not purport to be complete and is qualified in its entirety by reference to the certificate insurance policy. A form of the certificate insurance policy may be obtained, upon request, from the depositor.

         Simultaneously with the issuance of the certificates, the certificate insurer will deliver the certificate insurance policy to the trustee, for the benefit of the holders of the certificates. Under the certificate insurance policy, the certificate insurer will irrevocably and unconditionally guarantee payment on each distribution date to the trustee, for the benefit of the holders of the certificates, of the Insured Distribution Amounts for the related class of certificates calculated in accordance with the original terms of the certificates when issued and without regard to any amendment or modification of the certificates or the Pooling and Servicing Agreement except amendments or modifications to which the certificate insurer has given its prior written consent. In addition, for any distribution date occurring on a date when an event of default under the Insurance Agreement, as described below, has occurred and is continuing or a date on or after the first date on which a claim is made under the certificate insurance policy, the certificate insurer at its sole option, may pay any or all of the outstanding principal balance of the certificates. Mortgage Loan Interest Shortfalls will not be covered by payments under the certificate insurance policy.

         Payment of claims under the certificate insurance policy will be made by the certificate insurer following receipt by the certificate insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon, New York City time, on the second business day following receipt of notice for payment, and (b) 12:00 noon, New York City time, on the relevant distribution date.

         If any payment of an amount guaranteed by the certificate insurer pursuant to the certificate insurance policy is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law the certificate insurer will pay the amount out of the funds of the certificate insurer on the later of

         o the date when due to be paid pursuant to the bankruptcy order referred to below or

         o    the first to occur of

                      o the fourth business day following receipt by the certificate insurer from the trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that a holder is required to return principal or interest distributed on a certificate during the term of the certificate insurance policy because these distributions were avoidable preferences under applicable bankruptcy law, (B) a certificate of the holder(s) that the bankruptcy order has been entered and is not subject to any stay, and (C) an assignment duly executed and delivered by the holder(s), in such form as is reasonably required by the certificate insurer and provided to the holder(s) by the certificate insurer, irrevocably assigning to the certificate insurer all rights and claims of the holder(s) relating to or arising under the certificates against the debtor which made the preference payment or otherwise concerning the preference payment, or

                      o the date of receipt by the certificate insurer from the trustee of the items referred to in clauses (A),
                           (B) and (C) above if, at least four business days prior to the date of receipt, the certificate insurer shall have received written notice from the trustee that these items were to be delivered on that date and that date was specified in the notice.

         This payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the bankruptcy order and not to the trustee or any holder directly -- unless a holder has previously paid the amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the bankruptcy order, in which case the payment shall be disbursed to the trustee for distribution to the holder upon proof of the payment reasonably satisfactory to the certificate insurer.

         The terms "receipt" and "received," with respect to the certificate insurance policy, means actual delivery to the certificate insurer and to its fiscal agent appointed by the certificate insurer at its option, if any, prior to 12:00 p.m., New York City time, on a business day; delivery either on a day that is not a business day or after 12:00 p.m., New York City time, shall be deemed to be receipt on the next succeeding business day. If any notice or certificate given under the certificate insurance policy by the trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been received, and the certificate insurer or the fiscal agent shall promptly so advise the trustee and the trustee may submit an amended notice.

         Under the certificate insurance policy, "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the City of New York, New York or the State of New York, are authorized or obligated by law or executive order to be closed. The certificate insurer's obligations under the certificate insurance policy to make Insured Payments shall be discharged to the extent funds are transferred to the trustee as provided in the certificate insurance policy, whether or not the funds are properly applied by the trustee.

         The certificate insurer shall be subrogated to the rights of each holder to receive payments of principal and interest, as applicable, with respect to distributions on the certificates to the extent of any payment by the certificate insurer under the certificate insurance policy. To the extent the certificate insurer makes Insured Payments, either directly or indirectly, as by paying through the trustee, to the holders of certificates, the certificate insurer will be subrogated to the rights of the holders, as applicable, with respect to this Insured Payment and shall be deemed to the extent of the payments so made to be a registered holder for purposes of payment.

         Claims under the certificate insurance policy will rank equally with any other unsecured debt and unsubordinated obligations of the certificate insurer except for particular obligations in respect of tax and other payments to which preference is or may become afforded by statute. Claims against the certificate insurer under the certificate insurance policy constitute pari passu claims against the general assets of the certificate insurer. The terms of the certificate insurance policy cannot be modified or altered by any other agreement or instrument, or by the merger, consolidation or dissolution of the trust. The certificate insurance policy is governed by the laws of the State of New York. The certificate insurance policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         To the fullest extent permitted by applicable law, the certificate insurer agrees under the certificate insurance policy not to assert, and waives, for the benefit of each holder, all its rights, whether by counterclaim, setoff or otherwise, and defenses, including, without limitation, the defense of fraud, whether acquired by subrogation, assignment or otherwise, to the extent that these rights and defenses may be available to the certificate insurer to avoid payment of its obligations under the certificate insurance policy in accordance with the express provisions of the certificate insurance policy.

         Pursuant to the terms of the Pooling and Servicing Agreement, unless a certificate insurer default exists, the certificate insurer shall be deemed to be the holder of the certificates for all purposes, other than for payment on the certificates, will be entitled to exercise all rights of the holders thereunder, without the consent of the holders, and the holders may exercise these rights only with the prior written consent of the certificate insurer. In addition, the certificate insurer will, as a third-party beneficiary to the Pooling and Servicing Agreement and the Loan Sale Agreement, have, among others, the following rights:

         o the right to give notices of breach or to terminate the rights and obligations of the servicer under the Pooling and Servicing Agreement in the event of a servicer event of default and to institute proceedings against the servicer;

         o the right to consent to or direct any waivers of defaults by the servicer;

         o the right to remove the trustee pursuant to the Pooling and Servicing Agreement;

         o the right to direct the actions of the trustee during the continuation of a servicer default;

         o the right to require the depositor to repurchase mortgage loans for breach of representation and warranty or defect in documentation;

         o the right to direct foreclosures upon the failure of the servicer to do so in accordance with the Pooling and Servicing Agreement;

         o the right to direct all matters relating to a bankruptcy or other insolvency proceeding involving the depositor; and

         o    the right to direct the trustee to investigate specified matters.

         The certificate insurer's consent will be required prior to, among other things, (x) the removal of the trustee, (y) the appointment of any successor trustee or servicer or (z) any amendment to the Pooling and Servicing Agreement.

         The trust, the depositor, the servicer, the originators and the certificate insurer will enter into the Insurance Agreement pursuant to which the trust, the depositor, the servicer and the originators will agree to reimburse, with interest, the certificate insurer for amounts paid pursuant to claims under the certificate insurance policy. The payment obligations shall be non-recourse obligations of the depositor, the originators, the trust and the servicer and shall be payable only from monies available for the payment in accordance with the provisions of the Pooling and Servicing Agreement. The servicer will further agree to pay the certificate insurer all reasonable charges and expenses which the certificate insurer may pay or incur relative to any amounts paid under the certificate insurance policy or otherwise in connection with the transaction and to indemnify the certificate insurer against specified liabilities. Except to the extent provided therein, amounts owing under the Insurance Agreement will be payable solely from the trust estate. An "event of default" under the Insurance Agreement will constitute an event of default under the Pooling and Servicing Agreement and a servicer event of default under the Pooling and Servicing Agreement and allow the certificate insurer, among other things, to direct the trustee to terminate the servicer. An "event of default" under the Insurance Agreement includes:

         o the originators', the depositor's or the servicer's failure to pay when due any amount owed under the Insurance Agreement or other documents,

         o the inaccuracy or incompleteness in any material respect of any representation or warranty of the originators, the depositor or the servicer in the Insurance Agreement, the Pooling and Servicing Agreement or other documents,

         o the originators', the depositor's or the servicer's failure to perform or to comply with any covenant or agreement in the Insurance Agreement, the Pooling and Servicing Agreement and other documents,

         o a finding or ruling by a governmental authority or agency that the Insurance Agreement, the Pooling and Servicing Agreement or other documents are not binding on the originators, the depositor or the servicer,

         o the originators', the depositor's or the servicer's failure to pay its debts in general or the occurrence of specified events of insolvency or bankruptcy with respect to the depositor or the servicer, and

         o the occurrence of specified "performance test violations" designed to measure the performance of the mortgage loans.

                             The Certificate Insurer

         The following information has been obtained from ________________________ and has not been verified by the originators, the servicer, the depositor or the underwriter. No representation or warranty is made by the depositor, the originators, the servicer, the depositor or the underwriter with respect thereto.

The Certificate Insurer

         ____________ is a monoline insurance company incorporated in ______ under the laws of the State of ____________. ________________________ is
licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

         ___________ and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities -- thereby enhancing the credit rating of those securities -- in consideration for the payment of a premium to the insurer. ____________ and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential or commercial mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. ____________ insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy ____________ underwriting criteria.

         The principal executive offices of ____________ are located at ________________________, and its telephone number at that location is
____________.

Reinsurance

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by ____________ or any of its domestic operating insurance company subsidiaries are generally reinsured among these companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, ____________ reinsures a portion of its liabilities under some of its financial guaranty insurance policies with other reinsurers under various treaties and on a transaction-by-transaction basis. This reinsurance is utilized by ____________ as a risk management device and to comply with statutory and rating agency requirements; it does not alter or limit ____________ obligations under any financial guaranty insurance policy.

Ratings

         ____________ insurance financial strength is rated "Aaa" by Moody's and
____________ insurer financial strength is rated "AAA" by Standard & Poor's and Standard & Poor's (Australia) Pty. Ltd. ____________ claims-paying ability is rated "AAA" by Fitch IBCA, Inc. and Japan Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by the rating agencies.

Capitalization

         The following table sets forth the capitalization of ____________ and its wholly owned subsidiaries on ____________ the basis of generally accepted accounting principles as of ____________:

                        [Certificate insurer to provide]

         For further information concerning ____________, see the Consolidated Financial Statements of ____________, and the certificates thereto, incorporated by reference in this prospectus supplement. ____________ financial statements are included as exhibits to the annual report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Commission by ____________ and may be reviewed at the EDGAR website maintained by the Commission. Copies of the statutory quarterly and annual statements filed with the State of ____________ Insurance Department by ____________ are available upon request to the State of ____________ Insurance Department.

Insurance Regulation

         ____________ is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of ____________, its state of domicile. In addition, ____________ and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of ____________, ____________ is subject to Article __ of the ____________ Insurance Law which, among other things, limits the business of each such insurer to financial guaranty insurance and related lines, requires that each such insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such insurer, and limits the size of individual transactions -- "single risks" -- and the volume of transactions -- "aggregate risks" -- that may be underwritten by each such insurer. Other provisions of the ____________ Insurance Law, applicable to non-life insurance companies such as ____________, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

                       Prepayment and Yield Considerations

         The weighted average life of, and, if purchased at other than par, the yield to maturity on, a certificate will be directly related to the rate of payment of principal of the mortgage loans, including for this purpose voluntary payment in full of mortgage loans prior to stated maturity, liquidations due to defaults, casualties and condemnations, and repurchases of or substitutions for mortgage loans by ____________ or an affiliate of ____________ as required or permitted under the Pooling and Servicing Agreement or the Loan Sale Agreement.

         The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans and the extent of the mortgagors' equity in these properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

         The rate of prepayments on conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing interest rates fall significantly below the interest rates of some mortgage loans at the time of origination, these mortgage loans may be subject to higher prepayment rates than if prevailing rates remain at or above those at the time these mortgage loans were originated. Conversely, if prevailing interest rates rise appreciably above the interest rates of some mortgage loans at the time of origination, these mortgage loans may experience a lower prepayment rate than if prevailing rates remain at or below those at the time these mortgage loans were originated. However, there can be no assurance that the mortgage loans will conform to the prepayment experience of conventional mortgage loans or to any past prepayment experience or any published prepayment forecast. No assurance can be given as to the level of prepayments on mortgage loans that the trust estate will experience.

         As indicated above, if purchased at other than par, the yield to maturity on a certificate will be affected by the rate of the payment of principal on the mortgage loans. If the actual rate of payments on the mortgage loans is slower than the rate anticipated by an investor who purchases a certificate at a discount, the actual yield to the investor will be lower than the investor's anticipated yield. If the actual rate of payments on the mortgage loans is faster than the rate anticipated by an investor who purchases a certificate at a premium, the actual yield to the investor will be lower than the investor's anticipated yield.

         The final stated maturity date is expected to be ____________ for the class A-1 certificates and the class A-2 certificates. Each final stated maturity date was calculated using the assumption that the final stated maturity date is thirteen months after the final stated maturity date of the mortgage loan having the latest maturity date in each pool and assuming a subsequent mortgage loan having a final stated maturity date of ____________ is purchased by the trust and included in each pool. The weighted average life of the certificates is likely to be shorter than would be the case if payments actually made on the mortgage loans conformed to the foregoing assumptions, and the final distribution date for any class of the certificates could occur significantly earlier than the final stated maturity date because:

         o prepayments, including, for this purpose, prepayments attributable to foreclosure, liquidation, repurchase and the like, on mortgage loans are likely to occur,

         o thirteen months have been added to obtain the final stated maturity date above,

         o the over-collateralization provisions of the transaction result in the application of Excess Interest to the payment of principal;

         o the servicer may cause a liquidation of the trust estate when the aggregate outstanding principal amount of the mortgage loans is less than 10% of the sum of (a) the aggregate principal balance of the mortgage loans purchased on the closing date and (b) the original amount on deposit in the pre-funding accounts; and

         o the servicer may, at its option, call the class A-1 certificates or the class A-2 certificates, separately, when the aggregate outstanding principal balance of the class A-1 certificates or the class A-2 certificates, respectively, is equal to or less than 10% of the aggregate original principal balance of the class A-1 certificates or the class A-2 certificates, respectively.

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of the security is scheduled to be repaid to an investor. The weighted average life of the certificates will be influenced by the rate at which principal of the mortgage loans is paid, which may be in the form of scheduled amortization or prepayments -- for this purpose, the term "prepayment" includes liquidations due to default.

         Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard. The model used in this prospectus supplement, Home Equity Prepayment or HEP, is a prepayment assumption which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of the mortgage loans. For example, 25% HEP assumes a constant prepayment rate of 2.5% per annum of the then outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans and an additional 2.5% per annum in each month thereafter up to and including the tenth month. Beginning in the eleventh month and in each month thereafter during the life of the mortgage loans, 25% HEP assumes a constant prepayment  rate of 25% per annum.  As used in the table  below,  0%  prepayment assumption assumes prepayment rates equal to 0% of the prepayment assumption--i.e., no prepayments on the mortgage loans having the characteristics described below. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans.

         The following table has been prepared on the basis of the following modeling assumptions:

         o The mortgage loans prepay at the indicated percentage of the prepayment assumption,

         o distributions on the certificates are received in cash on the ____ day of each month commencing in ____________,

         o no defaults or delinquencies in, or modifications, waivers or amendments respecting the payment by the mortgagors of principal and interest on the mortgage loans occur,

         o scheduled payments are assumed to be received on the last day of each month commencing in ____________, or as presented in the following table, and prepayments represent payments in full of individual mortgage loans and are assumed to be received on the last day of each month, commencing in

              ____________, or as presented in the following table, and include thirty (30) days' interest thereon,

         o    the certificates are purchased on ____________,

         o the Specified Over-collateralized Amount is as enumerated in the Pooling and Servicing Agreement,

         o on each distribution date, all Excess Interest for each pool is applied to build up over-collateralization necessary to satisfy the Specified Over-Collateralized Amount for each pool, except for the first distribution date, on which the amount of Excess Interest applied to build up over-collateralization is zero,

         o the mortgage loans in pool I consist of ____________ mortgage loans having the following characteristics:

       Principal           Mortgage        Net Mortgage    Original Amortizing    Remaining Amortizing     Remaining Term to
       Balance($)      Interest Rate(%)  Interest Rate(%)    Term (in months)        Term (in months)      Maturity (in months)
      ------------------------------------------------------------------------------------------------------------------------


         o The mortgage loans in pool II consists of ____________ mortgage loans having the following characteristics:

       Principal           Mortgage        Net Mortgage    Original Amortizing    Remaining Amortizing     Remaining Term to
       Balance($)      Interest Rate(%)  Interest Rate(%)    Term (in months)        Term (in months)      Maturity (in months)
      ------------------------------------------------------------------------------------------------------------------------


         The  foregoing  modeling   assumptions  are  assumptions  and  are  not
necessarily indicative of actual performance.

         Based upon the foregoing modeling assumptions, the tables below indicate the weighted average life and earliest retirement date of the certificates assuming that the mortgage loans prepay according to the indicated percentages of the prepayment assumption.

                             WEIGHTED AVERAGE LIVES

Class A-1 Certificates

           Prepayment            Weighted Average               Earliest
         Assumption (HEP)           Life in Years             Retirement Date
--------------------------------------------------------------------------------


Class A-2 Certificates

            Prepayment            Weighted Average               Earliest
         Assumption (HEP)           Life in Years             Retirement Date
--------------------------------------------------------------------------------


         The foregoing tables were prepared assuming that:

         o the weighted average life of each class of certificates is determined by

                      o multiplying the amount of each principal payment used to retire the related class of certificates by the number of years from the closing date to the final distribution date when the related class of certificates is fully retired,

                      o    adding the results, and

                      o dividing the sum by the original principal balance of that class; and

         o    the  call  of  the  class  A-1   certificates  or  the  class  A-2
              certificates, respectively, occurs as stated in this prospectus supplement.

                             ----------------------

         There is no assurance that prepayments will occur or, if they do occur, that they will occur at any percentage of HEP.

         The  Pooling  and  Servicing   Agreement  provides  that  none  of  the
certificate insurer, the trust, the trustee, the depositor, the depositor, the originators or the servicer will be liable to any holder for any loss or damage incurred by the holder as a result of any difference in the rate of return received by the holder as compared to the applicable certificate rate, with respect to any holder of certificates upon reinvestment of the funds received in connection with any premature repayment of principal on the certificates, including any such repayment resulting from any prepayment by the mortgagor, any liquidation of the mortgage loan, or any repurchase of or substitution for any mortgage loan by the depositor or the servicer.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion of certain material federal income tax consequences of the purchase, ownership and disposition of the certificates is to be considered only in connection with "Material Federal Income Tax Consequences" in the accompanying prospectus. The discussion in this prospectus supplement and in the accompanying prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the accompanying prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the certificates.

         An election will be made to treat the trust as a REMIC for federal income tax purposes. __________, special tax counsel, will deliver its opinion that, assuming compliance with the Pooling and Servicing Agreement, the trust will be treated as a REMIC for federal income tax purposes. The class A certificates will be designated as "regular interests" in the REMIC, and the class R certificates will be designated as the sole "residual interest" in the REMIC. The class R certificates are "REMIC Residual Certificates" for purposes of the Prospectus.

         The certificates possess certain special tax attributes by virtue of the REMIC provisions of the Code. See "Material Federal Income Tax Consequences -- REMIC Securities" in the Prospectus.

         The class A certificates generally will be treated as debt instruments for federal income tax purposes. Beneficial owners, or registered holders, in the case of definitive certificates, of the class A certificates will be required to report income on such certificates in accordance with the accrual method of accounting. It is not anticipated that the class A certificates will be issued with original issue discount. See "Material Federal Income Tax Consequences -- Discount and Premium -- Original Issue Discount" in the Prospectus. The prepayment assumption for calculating original issue discount is 100% of the Prepayment Assumption. See "Prepayment and Yield Considerations" herein.

                              ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974 and the Code impose certain restrictions on

         o    employee benefit plans--as defined in Section 3(3) of ERISA,

         o plans described in section 4975(e)(1) of the Code, including individual retirement accounts or Keogh plans,

         o any entities whose underlying assets include plan assets by reason of a plan's investment in such entities and

         o persons who have certain specified relationships to such Plans -- "Parties-inInterest" under ERISA and "Disqualified Persons" under the Code.

         Section 406 of ERISA prohibits plans from engaging in certain transactions involving the assets of such plans with Parties-in-Interest with respect to such plans, unless a statutory or administrative exemption is applicable to the transaction. Excise taxes under Section 4975 of the Code, penalties under Section 502 of ERISA and other penalties may be imposed on plan fiduciaries and Parties-in-Interest or Disqualified Persons that engage in "prohibited transactions" involving assets of a plan. Individual retirement arrangements and other plans that are not subject to ERISA, but are subject to
Section 4975 of the Code, and Disqualified Persons with respect to such arrangements and plans, also may be subject to excise taxes and other penalties if they engage in prohibited transactions. Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517 (1993), an insurance company's general account may be deemed to include assets of the Plans investing in the general account -- e.g., through the purchase of an annuity contract. ERISA also imposes certain duties on persons who are fiduciaries of plans subject to ERISA.

         The Department of Labor has issued a regulation describing what constitutes the assets of a plan when the plan acquires an equity interest in another entity. This plan asset regulation states that, unless an exemption described in the regulation is applicable, the underlying assets of an entity in which a plan makes an equity investment will be considered, for purposes of ERISA, to be the assets of the investing plan. Pursuant to the plan asset regulation, if the assets of the trust were deemed to be plan assets by reason of a plan's investment in any class A certificates, such plan assets would include an undivided interest in any assets held in such trust. Therefore, in the absence of an exemption, the purchase, sale or holding of any class A certificate by a plan subject to Section 406 of ERISA or Section 4975 of the Code might result in prohibited transactions and the imposition of excise taxes and civil penalties.

         On April 3, 1996, the Department of Labor issued to First Union Corporation and its subsidiaries and affiliates, which include First Union Securities, Inc., an individual administrative exemption, Prohibited Transaction Exemption 96-22, as amended by Prohibited Transaction Exemptions 97-34 and 2000-58, from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by a plan of certificates in pass-through trusts that meet the conditions and requirements of this exemption. Among the conditions that must be satisfied for this exemption to apply are the following:

                  (a) The acquisition of the class A certificates by a plan is on terms, including the price for the class A certificates, that are at least as favorable to the plan as they would be in an arm's length transaction with an unrelated party;

                  (b) The assets held by the trust fund must be fully secured (other than one-to-four family residential mortgage loans and home equity loans or receivables backing certain types of certificates, as described below);

                  (c) Unless the class A certificates are issued in "designated transactions" (as described below) and are backed by fully-secured loans, the rights and interests evidenced by the class A certificates acquired by the plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

                  (d) The class A certificates acquired by the plan have received a rating at the time of such acquisition that is in one of the three (or, in the case of designated transactions, four) highest generic rating categories from any of Standard & Poor's, Moody's or Fitch, Inc.;

                  (e) The sum of all payments made to the underwriter in connection with the distribution of the class A certificates represents not more than reasonable compensation for underwriting the class A certificates. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the Pooling and Servicing Agreement and reimbursement of the servicer's reasonable expenses in connection therewith;

                  (f) The trustee is not an affiliate of any other member of the restricted group;

                  (g) The plan investing in the class A certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933; and

                  (h) In the event that all of the obligations used to fund the trust fund have not been transferred to the trust fund on the closing date, additional obligations of the types specified in the prospectus supplement and/or pooling and servicing agreement having an aggregate value equal to no more than 25% of the total principal amount of the certificates being offered by the trust fund may be transferred to the trust fund, in exchange for amounts credited to the account funding the additional obligations, within a funding period of no longer than 90 days or 3 months following the closing date.

         The trust fund also must meet the following requirements:

         o The corpus of the trust fund must consist solely of assets of the type which have been included in other investment pools;

         o certificates in such other investment pools must have been rated in one of the three (or, in the case of designated transactions, four) highest rating categories of Standard & Poor's, Moody's or Fitch, Inc. for at least one year prior to the plan's acquisition of certificates; and

         o certificates evidencing interests in such other investment pools must have been purchased by investors other than plans for at least one year prior to any plan's acquisition of class A certificates.

         In the case where the certificates are backed by trust assets which are residential, home equity, manufactured housing or multi-family loans which are described and defined in the underwriter exemption as designated transactions, certificates issued by the trust fund in such transactions may be rated in one of the highest four generic rating categories by the specified rating agencies and/or may be subordinated. In addition, one subset of designated transactions, residential (one-to-four family) and home equity loans, may be less than fully secured, provided that the rights and interests evidenced by certificates issued in such designated transactions are: (a) not subordinated to the rights and interests evidenced by securities of the same trust fund; (b) such certificates acquired by the plan have received a rating from the specified rating agencies at the time of such acquisition that is in one of the two highest generic rating categories; and (c) any loan included in the corpus or assets of the trust fund is secured by collateral whose fair market value on the closing date of the designated transactions is at least equal to 80% of the sum of: (i) the outstanding principal balance due under the loan which is held by the trust fund and (ii) the outstanding principal balance(s) of any other loan(s) of higher priority (whether or not held by the trust fund) which are secured by the same collateral.

         In order for the exemption to apply to certain self-dealing/conflict of interest prohibited transactions that may occur when a plan fiduciary causes the plan to acquire class A certificates, the Exemption requires, among other matters, that:

         o in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which plans have invested is acquired by persons independent of the restricted group and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the restricted group;

         o such fiduciary, or its affiliate, is an obligor with respect to 5 percent or less of the fair market value of the obligations contained in the trust fund;

         o        the plan's  investment in class A certificates does not exceed
                  twenty-five   percent   (25%)  of  all  of  the   certificates
                  outstanding at the time of the acquisition and

         o immediately after the acquisition, no more than twenty-five percent (25%) of the assets of the plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

         The exemption does not apply to certain prohibited transactions in the case of plans sponsored by the underwriter, the trustee, the servicer, any obligor with respect to more than 5% of the fair market value of the mortgage loans included in the trust fund, any entity deemed to be a "sponsor" of the trust fund as such term is defined in the exemption, or any affiliate of any such party.

         The exemption may be available for the purchase of the certificates by plans following the expiration of the Pre-Funding Period. Before purchasing a class A certificate, a fiduciary of an ERISA plan should make its own determination as to the availability of the exemptive relief provided in the exemption and whether the conditions of such exemption will be applicable to the class A certificates. Any fiduciary of an ERISA plan considering whether to purchase a class A certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment. The exemption will not apply with respect to the certificates until such time that the balance of the Pre-Funding Account for that class is reduced to zero. Accordingly, until such time, the certificates may not be purchased by any entity using the assets of a plan.

         A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA, or Code Section 4975. However, such a governmental plan may be subject to a federal, state, or local law, which is, to a material extent, similar to the provisions of ERISA or Code Section 4975. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under similar law.

         The sale of certificates to a plan is in no respect a representation by the depositor or the underwriter that this investment meets all relevant legal requirements with respect to investments by plans generally or any particular plan, or that this investment is appropriate for lans generally or any particular ERISA plan.

                                LEGAL INVESTMENT

         The certificates will [not] constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                              PLAN OF DISTRIBUTION

         Subject to the terms and conditions of the Underwriting Agreement dated ____________ between the depositor and First Union Securities, Inc., as underwriter, the depositor has agreed to sell to the underwriter and the underwriter has agreed to purchase from the depositor the certificates. The depositor is obligated to sell, and the underwriter is obligated to purchase, all of the certificates offered hereby if any are purchased.

         The underwriter has advised the depositor that it proposes to offer the certificates purchased by the underwriter for sale from time to time in one or more negotiated transactions or otherwise, at market prices prevailing at the time of sale, at prices related to such market prices or at negotiated prices. The underwriter may effect these transactions by selling these certificates to or through dealers, and these dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter or purchasers of the certificates for whom they may act as agent. Any dealers that participate with the underwriter in the distribution of the certificates purchased by the underwriter may be deemed to be underwriters, and any discounts or commissions received by them or the underwriter and any profit on the resale of certificates by them or the underwriter may be deemed to be underwriting discounts or commissions under the Securities Act of 1933.

         In connection with the offering of the certificates, the underwriter and its affiliates may engage in transactions that stabilize, maintain or otherwise affect the market price of the certificates. These transactions may include stabilization transactions effected in accordance with Rule 104 of Regulation M, pursuant to which that person may bid for or purchase the certificates for the purpose of stabilizing its market price. Any of the transactions described in this paragraph may result in the maintenance of the price of the certificates at a level above that which might otherwise prevail in the open market. None of the transactions described in this paragraph is required, and, if they are taken, may be discontinued at any time without notice.

         For further information regarding any offer or sale of the certificates pursuant to this prospectus supplement and the accompanying prospectus, see "Plan of Distribution" in the accompanying prospectus.

         The Underwriting Agreement provides that the depositor will indemnify the underwriter or contribute to losses arising out of specified liabilities, including liabilities under the Securities Act.

         [This prospectus supplement and the accompanying prospectus may be used by us, First Union Securities, Inc., our affiliate, and any of our other affiliates when required under the federal securities laws in connection with offers and sales of offered certificates in furtherance of market-making activities in offered certificates. First Union Securities, Inc. or any other such affiliate may act as principal or agent in such transactions. Sales will be made at prices related to prevailing market prices at the time of sale or otherwise.]

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The Securities and Exchange Commission allows us to "incorporate by reference" certain information already on file with it. This means that we can disclose important information to you by referring you to those documents. This information is considered part of this prospectus supplement, and later information that is filed will automatically update and supersede this information. We incorporate by reference all of the documents listed in the accompanying prospectus under the heading "Incorporation of Documents by Reference" and the financial statements of ________________________ included in, or as exhibits to, the following documents:

         o the Annual Report on Form 10-K for the year ended ____________; and

         o the Quarterly Report on Form 10-Q for the quarter ended ____________.

         You should rely only on the information incorporated by reference or provided in this prospectus supplement and the accompanying prospectus. We have not authorized anyone else to provide you with different information. You should not assume that the information in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the cover page of this prospectus supplement or the accompanying prospectus.

                             ADDITIONAL INFORMATION

         Residential Asset Funding Corporation has filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, for the certificates offered pursuant to this prospectus supplement. This prospectus supplement and the accompanying prospectus, which form a part of the registration statement, omit certain information contained in such registration statement pursuant to the rules and regulations of the Securities and Exchange Commission. You may read and copy the registration statement at the Public Reference Room at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. and at the Securities and Exchange Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York, 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, the Securities and Exchange Commission maintains a site on the World Wide Web containing reports, proxy materials, information statements and other items. The address is http://www.sec.gov.

                                     EXPERTS

         The consolidated balance sheets of ____________ and subsidiaries as of ____________ and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended ________________________, incorporated by reference in this prospectus supplement, have been incorporated in this prospectus supplement in reliance on the report of ____________, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters in connection with the certificates will be passed upon for the originators, the depositor and the servicer by ____________, ____________, for the trust by ____________, ____________, and for the depositor and the underwriter by ____________, ____________.

                                     RATINGS

         It is a condition to the original issuance of the certificates that they will receive ratings of [ ] by ________ and [ ] by ________. The ratings assigned to the certificates will take into account the claims-paying ability of the certificate insurer. Explanations of the significance of these ratings may be obtained from ________________________ and _______________________. These
ratings will be the views only of the rating agencies. There is no assurance that any such ratings will continue for any period of time or that these ratings will not be revised or withdrawn. Any such revision or withdrawal of these ratings may have an adverse effect on the market price of the certificates.

                                    GLOSSARY

         The following terms have the meanings given below when used in this prospectus supplement.

         Available Amount means, for any pool of mortgage loans and any distribution date, the amount on deposit in the related Distribution Account, exclusive of the amount of any Insured Payment and the Servicing Fee, on that distribution date.

         Class A-1 Interest Distribution Amount means, for any distribution date, an amount equal to the sum of the Current Interest for the class A-1 certificates on that distribution date, less the amount of any Class A-1 Mortgage Loan Interest Shortfalls relating to that distribution date.

         Class A-1 Mortgage Loan Interest Shortfalls means, for any distribution date, the aggregate of the Mortgage Loan Interest Shortfalls in pool I, if any, for that distribution date, to the extent any Mortgage Loan Interest Shortfalls are not paid by the servicer as Compensating Interest.

         Class A-1 Certificate Rate means, with respect to any distribution date, the per annum rate equal to _____%.

         Class A-2 Interest Distribution Amount for any distribution date will be an amount equal to the sum of the Current Interest for the class A-2 certificates on that distribution date, less the amount of any Class A-2 Mortgage Loan Interest Shortfalls relating to that distribution date.

         Class A-2 Mortgage Loan Interest Shortfalls for any distribution date will be the aggregate of the Mortgage Loan Interest Shortfalls in pool II, if any, for that distribution date, to the extent any Mortgage Loan Interest Shortfalls are not paid by the servicer as Compensating Interest.

         Class A-2 Certificate Rate means, for any distribution date, the per annum rate equal to _____%.

         Compensating Interest means an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls for the related distribution date resulting from principal prepayments in full during the related due period and (b) its aggregate servicing fees received in the related due period

         Current Interest for any pool of mortgage loans and any distribution date is the interest that will accrue on the related class of certificates at the applicable certificate rate on the aggregate outstanding principal balance of such class during the accrual period.

         Excess Interest for any pool of mortgage loans and any distribution date is equal to the excess of (x) the Available Amount for that pool and that distribution date over (y) the sum of

         o the Interest Distribution Amount for that pool and that distribution date,

         o Principal Distribution Amount for that pool and that distribution date -- calculated for this purpose without regard to any Over-collateralization Increase Amount or portion thereof included therein,

         o any Reimbursement Amount or other amount owed to the certificate insurer relating to that pool and

         o    the trustee's fees for that pool and that distribution date.

         Excess Over-collateralized Amount means, for each pool of mortgage loans and a distribution date, the difference, if any, between (a) the Over-collateralized Amount that would apply on that distribution date after taking into account all distributions to be made on that distribution date, except for any distributions of related Over-collateralization Reduction Amounts, and (b) the Specified Over-collateralized Amount.

         Foreclosure Profits as to any servicer remittance date, are the excess, if any, of (a) Net Liquidation Proceeds in respect of each mortgage loan that became a Liquidated Mortgage Loan during the month immediately preceding the month of that servicer remittance date over (b) the sum of the unpaid principal balance of each such Liquidated Mortgage Loan plus accrued and unpaid interest on the unpaid principal balance from the due date to which interest was last paid by the mortgagor.

         Insurance Proceeds are proceeds paid by any insurer pursuant to any insurance policy covering a mortgage loan to the extent these proceeds are not applied to the restoration of the mortgaged property or released to the mortgagor. "Insurance Proceeds" do not include "Insured Payments."

         Insured Distribution Amount for any pool of mortgage loans and any distribution date, is the sum of:

         o the Interest Distribution Amount for that pool and that distribution date,

         o the amount of the Over-collateralization Deficit applicable to that pool and that distribution date, if any, and

         o on the distribution date which is a final stated maturity date, the aggregate outstanding principal balance for the related class of certificates.

         Insured Payment for any pool of mortgage loans and any distribution date will equal the amount by which the Insured Distribution Amount for that pool and that distribution date exceeds the Available Amount less the trustee's fees for that pool and that distribution date.

         Interest Distribution Amount means the Class A-1 Interest Distribution Amount or the Class A-2 Interest Distribution Amount, as applicable.

         Liquidation Expenses as to any Liquidated Mortgage Loan are all expenses incurred by the servicer in connection with the liquidation of the mortgage loan, including, without duplication, unreimbursed expenses for real property taxes and unreimbursed servicing advances. In no event may Liquidation Expenses on a Liquidated Mortgage Loan exceed the Liquidation Proceeds.

         Liquidated Loan Loss as to any Liquidated Mortgage Loan is the excess, if any, of (a) the unpaid principal balance of that Liquidated Mortgage Loan plus accrued and unpaid interest on the unpaid principal balance from the due date to which interest was last paid by the Mortgagor over (b) the sum of the Net Liquidation Proceeds and the amount of any previously unreimbursed Periodic Advances in respect of the mortgage loan.

         Liquidation Proceeds are amounts, other than Insurance Proceeds, received by the servicer in connection with (a) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or
(b) the liquidation of a defaulted mortgage loan through a sale, foreclosure sale, REO Disposition or otherwise.

         Mortgage Loan Interest Shortfalls means Civil Relief Act interest shortfalls and Prepayment Interest Shortfalls.

         Net Foreclosure Profits as to any servicer remittance date, are the excess, if any, of (a) the aggregate Foreclosure Profits on that servicer remittance date over (b) Liquidated Loan Losses on that servicer remittance date.

         Net Liquidation Proceeds as to any Liquidated Mortgage Loan, are Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances made by the servicer.

         Net Mortgage Loan Interest Shortfalls means the Class A-1 Mortgage Loan Interest Shortfalls or the Class A-2 Mortgage Loan Interest Shortfalls, as applicable.

         Net REO Proceeds as to any REO property, are REO Proceeds net of any expenses of the servicer.

         Over-collateralized Amount means, for any distribution date and a pool of mortgage loans, the excess, if any, of (x) the sum of (a) the aggregate principal balances of the mortgage loans in that pool as of the close of business on the last day of the preceding calendar month and (b) the amounts, if any, on deposit in the pre-funding accounts, over (y) the aggregate principal balance of the related class of certificates as of that distribution date --following the making of all distributions on that distribution date, other than any Over-collateralization Increase Amount for that distribution date.

         Over-collateralization Deficit for any distribution date, is the amount by which the aggregate outstanding principal balance of the certificates exceeds the sum of

         o    the aggregate principal balance of the mortgage loans,

         o any amount on deposit in the pre-funding accounts on that distribution date, and

         o any amounts on deposit in the Cross-collateralization Reserve Accounts on that distribution date, after application of all amounts due on that distribution date.

         Over-collateralization Increase Amount for any pool of mortgage loans and any distribution date is the amount of Excess Interest to be applied as an accelerated payment of principal on the related class of certificates until the over-collateralization for that pool reaches the Specified Over-collateralized Amount. This payment is limited to the extent of the Available Amount as described in the definition of "Principal Distribution Amount.

         Over-collateralization Reduction Amount for any pool of mortgage loans and any distribution date, is the difference, if any, between (a) the Over-collateralized Amount for that pool that would apply on that distribution date after taking into account all distributions to be made on that distribution date -- except for any distributions of related Over-collateralization Reduction Amounts -- and (b) the Specified Over-collateralized Amount for that pool and that distribution date to the extent of principal available for distribution.

         Periodic Advances means advances made by the servicer on each distribution date for delinquent payments of interest on the mortgage loans, at a rate equal to the interest rate on the mortgage note, less the servicing fee rate.

         Prepayment Interest Shortfall means, for any distribution date, an amount equal to the excess, if any, of (a) thirty days' interest on the outstanding principal balance of these mortgage loans at a per annum rate equal to the mortgage interest rate -- or at any lower rate as may be in effect for these mortgage loan because of application of the Civil Relief Act, any reduction as a result of a bankruptcy proceeding and/or any reduction by a court of the monthly payment due on these mortgage loan -- minus the rate at which the servicing fee is calculated, over (b) the amount of interest actually remitted by the mortgagor in connection with the principal prepayment in full, less the servicing fee for such mortgage loan in such month.

         Principal Distribution Amount for any pool of mortgage loans and any distribution date will be the lesser of:

                  (a) the excess of (x) the sum, as of that distribution date, of (A) the Available Amount for that pool and (B) any Insured Payment on the related class of certificates over (y) the sum of Interest
         Distribution Amount for that pool, the trustee's fees, and the Reimbursement Amount allocable to the related class of certificates; and

                  (b)      the sum, without duplication, of:

                           (1) all principal in respect of the mortgage loans in that pool actually collected during the related due period;

                           (2) the principal balance of each mortgage loan that either was repurchased by the depositor or purchased by the servicer on the servicer remittance date from that pool, to the extent the principal balance is actually received by the trustee;

                           (3) any substitution adjustments delivered by the depositor on the servicer remittance date in connection with a substitution of a mortgage loan in that pool, to the extent the substitution adjustments are actually received by the trustee;

                           (4)      the  Net   Liquidation   Proceeds   actually
                                    collected by the servicer of all mortgage loans in that pool during the prior calendar month, to the extent the Net Liquidation Proceeds relate to principal;

                           (5)      on the ____________ or ____________
                                    distribution dates, moneys released from the related pre-funding account, if any;

                           (6) the proceeds received by the trustee upon the exercise by the servicer of its option to call the related class of certificates, to the extent those proceeds relate to principal;

                           (7) the amount of any Over-collateralization Deficit for that pool for that distribution date;

                           (8) the proceeds received by the trustee on any termination of the trust, to the extent those proceeds relate to principal, allocable to that pool;

                           (9) the amount of any Over-collateralization Increase Amount for that pool for that distribution date, to the extent of any Excess Interest for that pool available for that purpose, exclusive of the amount of Excess Interest for that pool necessary to make the payment of (A) any Net Mortgage Loan Interest Shortfalls for that pool and that distribution date and (B) the Shortfall Amount for the other pool and that distribution date;

                           (10) if the certificate insurer shall so elect, an amount of principal, including Liquidated Loan Losses, that would have been payable pursuant to clauses (1) through (9) above if sufficient funds were available therefor;

                                                     minus
                                                     -----

                           (11) the amount of any Over-collateralization Reduction Amount for that pool for that distribution date.


         In no event will the Principal Distribution Amount for a pool for any distribution date be (x) less than zero or (y) greater than the then outstanding aggregate principal balance for the certificates.

         Qualified Substitute Mortgage Loan means any mortgage loan or mortgage loans substituted for a deleted mortgage loan and which, among other things,


         o relates or relate to a detached one-family residence or to the same type of residential property as the deleted mortgage loan and, has or have the same or a better lien priority as the deleted mortgage loan and has or have the same occupancy status as the deleted mortgage loan or is or are owner-occupied mortgaged property or properties,


         o matures or mature no later than, and not more than one year earlier than, the deleted mortgage loan,

         o has or have a LTV or LTV at the time of the substitution no higher than the LTV of the deleted mortgage loan,

         o has or have a CLTV or CLTVs at the time of the substitution no higher than the CLTV of the deleted mortgage loan,

         o has or have a principal balance or principal balances, after application of all payments received on or prior to the date of substitution, not substantially less and not more than the principal balance of the deleted mortgage loan as of that date,

         o has or have a mortgage interest rate of at least the same interest rate as the deleted mortgage loan and

         o complies or comply, as of the date of substitution, with each representation and warranty enumerated in the Loan Sale Agreement.

         Reimbursement Amount means, for each pool of mortgage loans and each distribution date, the lesser of (x) the excess of (a) the amount then on deposit in the Distribution Account over (b) the Insured Distribution Amounts for that pool and that distribution date and (y) the amount of all Insured Payments and other amounts due to the certificate insurer for that pool pursuant to the Insurance Agreement, including the premium amount, which have not been previously paid.

         REO Proceeds are monies received from any REO property, including, without limitation, proceeds from the rental of the mortgaged property.

         Shortfall Amount means, for a pool of mortgage loans and any distribution date, the sum of

         o any shortfall in the amount of the Interest Distribution Amount for that pool actually distributed to the holders of the related class of certificates,

         o any shortfall in the amount of the Net Mortgage Loan Interest Shortfalls for that pool actually distributed to the holders of the related class of certificates,

         o the amount of any Over-collateralization Deficit for that pool and that distribution date and

         o any shortfall in the payment of any amounts owed the certificate insurer.

         Specified Over-collateralized Amount for a pool of mortgage loans and any distribution date will be the amount of Over-collateralization which the certificate insurer requires for that pool and that distribution date.

         Specified Reserve Amount means, for each pool of mortgage loans and any distribution date, the difference between (x) the Specified Over-collateralized Amount for that pool and that distribution date and (y) the Over-collateralized Amount for that pool on that distribution date.

================================================================================


No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this prospectus supplement and the prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the depositor or by the underwriter. This prospectus supplement and the prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby by anyone in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making the offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this prospectus supplement and the prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information in this prospectus supplement or in the prospectus is correct as of any time since the date of this prospectus supplement or the prospectus.

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

Table of Contents...........................................................S-ii
Summary......................................................................S-1
Risk Factors.................................................................S-3
Transaction Overview.........................................................S-7
The Mortgage Loan Pools......................................................S-8
The Originators, the Depositor, the Servicer and the Subservicer............S-17
The Trustee.................................................................S-19
The Collateral Agent........................................................S-19
Description of the Certificates.............................................S-19
Servicing of the Mortgage Loans.............................................S-34
The Certificate Insurance Policy............................................S-41
The Certificate Insurer.....................................................S-44
Prepayment and Yield Considerations.........................................S-46
Certain Federal Income Tax Considerations...................................S-49
ERISA Considerations........................................................S-51
Legal Investment............................................................S-52
Plan of Distribution........................................................S-52
Experts.....................................................................S-53
Legal Matters...............................................................S-53
Ratings.....................................................................S-53
Glossary....................................................................S-55


                                   PROSPECTUS

Summary of Prospectus..........................................................1
Risk Factors...................................................................3
The Sponsor....................................................................6
Use of Proceeds................................................................6
Description of the Securities..................................................6
The Trust Funds...............................................................11
Credit Enhancement............................................................19
Servicing.....................................................................21
The Agreements................................................................27
Legal Aspects of Loans........................................................33
Material Federal Income Tax Consequences......................................44
State Tax Considerations......................................................63
ERISA Considerations..........................................................63
Legal Investment..............................................................66
Available Information.........................................................66
Incorporation of Documents by Reference.......................................67
Plan of Distribution..........................................................67
Legal Matters.................................................................67
Financial Information.........................................................67
================================================================================

                                $_______________

                             ______________________
                                     Issuer

                            _________________________
                                    Servicer

                      Residential Asset Funding Corporation

                                     Sponsor

                                   $__________
                             Class A-1 Certificates

                                   $__________
                             Class A-2 Certificates

                          Mortgage-Backed Certificates,

                                 Series _______

                               ------------------

                              PROSPECTUS SUPPLEMENT

                               ------------------




                               -------------------





                                   ----------

================================================================================


                                                              FORM OF PROSPECTUS
                                                             SUPPLEMENT -- NOTES

Prospectus supplement to prospectus dated ____________
--------------------------------------------------------------------------------

                                  $___________

                             ----------------------

                      Mortgage-Backed Notes, Series _______

        $______ _____% Class A-1 Notes $________ ______% Class A-2 Notes

         _____________              Residential Asset Funding Corporation
           Depositor                               Sponsor

--------------------------------------------------------------------------------

  YOU SHOULD READ THE SECTION ENTITLED "RISK FACTORS" STARTING ON PAGE S-__ OF THIS PROSPECTUS SUPPLEMENT AND PAGE 3 OF THE ACCOMPANYING PROSPECTUS AND CONSIDER THESE FACTORS BEFORE MAKING A DECISION TO INVEST IN THE NOTES.

  The notes represent non-recourse obligations of the trust only and are not interests in or obligations of any other person.

  Neither the notes nor the underlying mortgage loans will be insured or guaranteed by any governmental agency or instrumentality.

          THE TRUST FUND --


          o The trust fund consists primarily of two pools of fixed-rate business and consumer purpose home equity loans secured by first- or second-lien mortgages on residential real properties.


          THE NOTES--

          o Each class of notes will be backed primarily by a pledge of one of the two pools of mortgage loans.

          CREDIT ENHANCEMENT --

          o The notes will have the benefit of a financial guaranty insurance policy to be issued by

                                     [note insurer]

          o    The notes will be cross-collateralized to a limited extent.

          o    The notes have the benefit of initial over-collateralization.

          o    Excess   interest  will  be  used  in  the  early  years  of  the
               transaction to increase this over-collateralization.

                 Original Note      Price to the     Underwriting    Proceeds to the      Ratings       Final Stated
    Class      Principal Balance       Public          Discount         Depositor           [ ]         Maturity Date
-------------- -----------------    ------------     ------------    ---------------      -------       -------------
     A-1       $                         %                  %        $
--------------  --------------       ----               ----          ------------
     A-2       $                         %                  %        $
--------------  --------------       ----               ----          ------------
-------------- -----------------    ------------     ------------    ---------------      -------       -------------
    Total      $                  $                   $              $
--------------  --------------     ---------           ---------      ------------

You will also be required to pay the interest that accrued on your note since ____________. The proceeds to the depositor are calculated without taking into effect the expenses of this offering, which are expected to be $___________.

              NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          FIRST UNION SECURITIES, INC.

               The date of this prospectus supplement is ________


            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

         We provide information to you about the notes in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your series of notes, and (2) this prospectus supplement, which describes the specific terms of your series of notes.

         This prospectus supplement does not contain complete information about the offering of the notes. Additional information is contained in the accompanying prospectus. You are urged to read both this prospectus supplement and the accompanying prospectus in full. We cannot sell the notes to you unless you have received both this prospectus supplement and the accompanying prospectus.

         The accompanying prospectus contains information which describes the possible characteristics of different series of securities, and is not intended to be contradictory to the information contained in this prospectus supplement. If the accompanying prospectus contemplates multiple options, you should rely on the information in this prospectus supplement as to the applicable option.

         [This prospectus supplement and the accompanying prospectus may be used by us, First Union Securities, Inc., our affiliate, and any of our other affiliates when required under the federal securities laws in connection with offers and sales of offered notes in furtherance of market-making activities in offered notes. First Union Securities, Inc. or any other such affiliate may act as principal or agent in such transactions. Sales will be made at prices related to prevailing market prices at the time of sale or otherwise.]

         We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further information concerning a particular topic. The following table of contents provides the pages on which these captions are located.

                                TABLE OF CONTENTS

Summary.....................................................................S-1
Risk Factors................................................................S-3
Transaction Overview........................................................S-7
     Parties................................................................S-7
     The Transaction........................................................S-8
The Mortgage Loan Pools.....................................................S-8
     The Pool I Mortgage Loans..............................................S-9
     The Pool II Mortgage Loans............................................S-13
     Conveyance of subsequent mortgage loans...............................S-16
The Originators, the Depositor and the Servicer............................S-17
     Underwriting Guidelines...............................................S-17
     The Servicer..........................................................S-17
     Delinquency and Loan Loss Experience..................................S-17
The Owner Trustee..........................................................S-19
The Indenture Trustee......................................................S-19
The Collateral Agent.......................................................S-19
Description of the Notes and the Trust Certificates........................S-19
     Book-Entry Registration...............................................S-20
     Definitive Notes......................................................S-24
     Assignment and Pledge of Initial Mortgage Loans.......................S-24
     Assignment and Pledge of Subsequent Mortgage Loans....................S-24
     Delivery of Mortgage Loan Documents...................................S-25
     Representations and Warranties of the Depositor.......................S-26
     Payments on the Mortgage Loans........................................S-28
     Over-collateralization Provisions.....................................S-30
     Cross-collateralization Provisions....................................S-31
     Flow of Funds.........................................................S-32
     Events of Default.....................................................S-32
     Reports to Noteholders................................................S-33
     Amendment.............................................................S-34
Servicing of the Mortgage Loans............................................S-34
     The Servicer..........................................................S-34
     Servicing Fees and Other Compensation and Payment of Expenses.........S-34
     Periodic Advances and Servicer Advances...............................S-35
     Prepayment Interest Shortfalls........................................S-36

     Civil Relief Act Interest Shortfalls..................................S-36
     Optional Purchase of Defaulted Mortgage Loans.........................S-36
     Servicer Reports......................................................S-36
     Collection and Other Servicing Procedures.............................S-37
     Hazard Insurance......................................................S-37
     Realization Upon Defaulted Mortgage Loans.............................S-38
     Removal and Resignation of the Servicer...............................S-38
     Optional Clean-up Call on the Notes...................................S-40
     Termination; Purchase of Mortgage Loans...............................S-40
The Note Insurance Policy..................................................S-41
The Note Insurer...........................................................S-44
     The Note Insurer......................................................S-44
     Reinsurance...........................................................S-45
     Ratings...............................................................S-45
     Capitalization........................................................S-45
     Insurance Regulation..................................................S-45
Prepayment and Yield Considerations........................................S-46
Certain Federal Income Tax Considerations..................................S-49
     Treatment of the Notes................................................S-49
     Treatment of the Trust................................................S-51
ERISA Considerations.......................................................S-51
Legal Investment...........................................................S-52
Plan of Distribution.......................................................S-52
Incorporation of Certain Information by Reference..........................S-52
Additional Information.....................................................S-53
Experts....................................................................S-53
Legal Matters..............................................................S-53
Ratings....................................................................S-53
Glossary...................................................................S-55

                                     SUMMARY

       This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the notes, carefully read this entire prospectus supplement and the accompanying prospectus.

                         -------------------------------


THE NOTES AND THE TRUST CERTIFICATES

The __________________ will issue the class A-1 notes and the class A-2 notes. The notes are being offered to you by this prospectus supplement.

Each class of notes will accrue interest at the interest rate, have the original principal balance and have the final stated maturity date indicated on the cover of this prospectus supplement.

The trust will also issue two classes of trust certificates which are not offered by this prospectus supplement.

DISTRIBUTIONS

       Distributions on the notes will be made on the ____ day of each month, or, if the ____ day is not a business day, on the next succeeding business day, beginning on _________.

DISTRIBUTIONS OF INTEREST

On each distribution date, each class of notes is entitled to receive its current interest.

   o Current Interest. The current interest for a distribution date is the interest which accrues on a class of notes at that class's note rate on the outstanding principal balance of the class during the accrual period.

   o Accrual Period. The accrual period for the notes is the calendar month preceding the distribution date.

All computations of interest accrued on the notes will be made on the basis of a 360-day year consisting of twelve 30-day months.

DISTRIBUTIONS OF PRINCIPAL

The holders of each class of notes are entitled to receive distributions of principal on each distribution date which generally reflect collections of principal during the preceding calendar month on the mortgage loans in the pool relating to their class.

In addition, in accordance with the over-collateralization features of the transaction, holders may also receive extra distributions of principal from excess interest on a distribution date

THE MORTGAGE LOANS


The mortgage loans to be included in the trust estate will be primarily fixed-rate, closed-end, monthly pay, business and consumer purpose home equity loans secured by first, second or multiple mortgages or deeds of trust on residential real properties.


On the closing date, the trust will purchase the mortgage loans. The aggregate principal balance of the pool I mortgage loans will be approximately $_____________ and the aggregate principal balance of the pool II mortgage loans will be approximately $_____________.

The aggregate principal balance of the mortgage loans purchased by the trust on the closing date will be less than the amount required to be held by the trust. The amount of the difference will be taken from the proceeds of the sale of the notes, placed in the pre-funding accounts and used for the purchase of mortgage loans by the trust after the closing date.

SERVICING OF THE MORTGAGE LOANS

__________________ will act as servicer and will be obligated to service and administer the mortgage loans

OPTION OF THE SERVICER TO CALL EITHER CLASS OF NOTES

The servicer may, at its option, call the class A-1 notes or the class A-2 notes on any distribution date on which the aggregate outstanding principal balance of the class is equal to or less than 10% of the aggregate original principal balance of the class.

OPTION OF THE SERVICER TO TERMINATE THE TRUST

The servicer may, at its option, terminate the trust on the distribution date on which the aggregate outstanding principal balance of all mortgage loans is less than 10% of the sum of the aggregate original principal balance of the mortgage loans purchased on the closing date and the amount on deposit in the pre-funding accounts on the closing date.

ERISA CONSIDERATIONS

Subject to the conditions described under "ERISA Considerations" in this prospectus supplement, the notes may be purchased by any employee benefit plan or other retirement arrangement subject to ERISA or the Internal Revenue Code.

FEDERAL INCOME TAX STATUS

It is the opinion of ____________, special tax counsel to the trust, that for federal income tax purposes

o      the notes will be characterized as indebtedness and

o the trust will not be characterized as an association, or a publicly traded partnership, taxable as a corporation or as a taxable mortgage pool.

Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness.

RATINGS

In order to be issued, the notes must be rated [ ] by ________________ and [ ] by ____________, taking into account the note insurance policy issued for the notes.

                                  RISK FACTORS

         INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE FOLLOWING FACTORS -- AS WELL AS THE FACTORS ENUMERATED UNDER "RISK FACTORS" IN THE ACCOMPANYING PROSPECTUS -- BEFORE DECIDING TO INVEST IN THE NOTES.

IF THE FUNDS ON DEPOSIT IN THE PRE-FUNDING ACCOUNTS ARE NOT USED TO PURCHASE ADDITIONAL MORTGAGE LOANS, THOSE FUNDS WILL BE DISTRIBUTED AS A PREPAYMENT OF PRINCIPAL, WHICH MAY ADVERSELY AFFECT THE YIELD ON YOUR NOTE.

                  If the principal balance of the eligible mortgage loans available for purchase by the trust on _____________ is less than the amount on deposit in either pre-funding account on that date, the remaining amount will be applied as a prepayment of principal on the following distribution date to the holders of the class of notes relating to that pre-funding account. You will bear the risk of reinvesting these unscheduled distributions and there can be no assurance that you will be able to reinvest them at a yield equaling or exceeding the yield or your note.

                  Any purchase of additional mortgage loans by the trust using funds on deposit in the pre-funding accounts is subject to the following conditions, among others:

                      o each additional mortgage loan must satisfy specified statistical criteria and representations and warranties;

                      o additional mortgage loans will not be selected in a manner that is believed to be adverse to the interests of the holders of the notes and the note insurer; and

                      o opinions of counsel will be delivered with concerning the validity of the conveyance of additional mortgage loans.

                  If the originators do not have additional mortgage loans which satisfy these conditions with an aggregate principal balance equal to the amount on deposit in the pre-funding accounts, such a prepayment will occur.

BECAUSE MANY OF THE MORTGAGE LOANS BACKING YOUR NOTE WERE MADE TO BORROWERS WITH IMPAIRED OR UNSUBSTANTIATED CREDIT HISTORIES, THERE IS A GREATER RISK OF DELINQUENT PAYMENTS ON THESE MORTGAGE LOANS, WHICH COULD LEAD TO GREATER RISK OF LOSSES ON YOUR NOTE.

                  The mortgage loans were made, in part, to borrowers who, for one reason or another, are not able, or do not wish, to obtain financing from traditional sources such as commercial banks. These mortgage loans may be considered to be of a riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the notes may be deemed to be at greater risk than if the mortgage loans were made to other types of borrowers.

                  The underwriting standards used in the origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie Mac concerning a borrower's credit history and in certain other respects. Borrowers on the mortgage loans may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

GEOGRAPHIC CONCENTRATION OF THE MORTGAGE LOANS IN PARTICULAR JURISDICTIONS MAY RESULT IN GREATER LOSSES IF THOSE JURISDICTIONS EXPERIENCE ECONOMIC DOWNTURNS.

                  Some geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the mortgage loans in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration. The mortgaged properties underlying the mortgage loans are located primarily on the eastern seaboard of the United States. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this area of the country would more greatly affect the pool than if the pool were more diversified.

                  In particular, the states listed below had the following percentages of mortgage loans in pool I and pool II, measured as of _______, ______, which are secured by mortgaged properties located in the their states:

               Pool I          %           %           %           %           %

               Pool II         %           %           %           %           %


                  Because of the relative geographic concentration of the mortgage loans within the states of _____________, _____________, _____________, _____________ and _____________,
                  losses on the mortgage loans may be higher than would be the case if the mortgage loans were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to particular types of special hazards, such as earthquakes and other natural disasters and major civil disturbances, than residential properties located in other parts of the country. In addition, the economies of _____________, _____________, _____________, _____________ and
                  _____________ may be adversely affected to a greater degree than the economies of other areas of the country by regional developments. If the _____________, _____________,
                  _____________,  _____________  and  _____________  residential real estate markets experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may be expected to increase and this increase may be substantial.


LOANS WITH BALLOON AND NON-TRADITIONAL PAYMENT METHODS MAY HAVE A GREATER DEFAULT RISK, WHICH COULD LEAD TO LOSSES ON YOUR SECURITIES.

                  Approximately ____% of the mortgage loans in pool I, measured as of _____, ____, and ____% of the mortgage loans in pool II, measured as of ____, ____, are not fully amortized over their terms and instead require substantial balloon payments on their maturity dates. The borrower's ability to pay the balloon amount due at maturity of his or her balloon loan will depend on the borrower's ability to obtain adequate refinancing or funds from other sources to repay the balloon loan. The originators have only limited historical default data concerning their balloon loans and they do not believe that their data is sufficient to predict the default experience of the balloon loans. Other "non-traditional" loans include loans with escalating or variable principle payments. Because borrowers of non-traditional loans are required to make substantial single payments upon maturity, the default risk associated with balloon loans may be greater than that associated with fully-amortizing loans.

A PORTION OF THE MORTGAGE LOANS ARE SECURED BY SUBORDINATE MORTGAGES; IN THE EVENT OF A DEFAULT, THESE MORTGAGE LOANS ARE MORE LIKELY TO EXPERIENCE LOSSES.

                  Approximately _____% of the mortgage loans in pool I, measured as of ____, _____, and ____% of the mortgage loans in pool II, measured as of ____, ____, are secured by subordinate or junior mortgages which are subordinate to the rights of the holder of the senior mortgages. As a result, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the principal balance of such a mortgage loan only to the extent that the claims, if any, of each senior mortgagee are satisfied in full, including any foreclosure costs. In addition, a holder of a junior mortgage may not foreclose on the mortgaged property securing the mortgage unless it forecloses subject to the related senior mortgages, in which case it must either pay the entire amount of the senior mortgages to the mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on each senior mortgage in the event of default thereunder. In servicing business and consumer purpose home equity loans in its portfolio, it is the servicer's practice to satisfy or reinstate each such first mortgage at or prior to the foreclosure sale only to the extent that it determines any amount so paid will be recoverable from future payments and collections on the mortgage loans or otherwise. The trust will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.


                  An overall decline in the residential real estate markets could adversely affect the values of the mortgaged properties such that the outstanding principal balances of the mortgage loans, together with the primary senior financing thereon, equals or exceeds the value of the mortgaged properties. Such a decline would adversely affect the position of a second mortgagee before having such an effect on that of the first mortgagee. A rise in interest rates over a period of time and the general condition of the mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. Such an increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the mortgage loan after satisfaction of any first liens.


A PORTION OF THE MORTGAGE LOANS ARE HIGH LOAN-TO-VALUE (LTV) RATIOS WHICH MAY NOT HAVE ADEQUATE SECURITY IN THE EVENT OF A DEFAULT, WHICH COULD LEAD TO LOSSES ON YOUR NOTE.

                  Even though all of the mortgage loans are secured be residential real estate, approximately _____% of the mortgage loans in pool I, measured as of ____, _____, and ____% of the mortgage loans in pool II, measured as of ____, ____, are secured by real estate which has a value that may be close to, or even less than, the amount of the loan. As a result, the mortgaged properties may not provide adequate security for these high LTV loans. Underwriting analysis with respect to high LTV loans relies more heavily on the mortgagor's creditworthiness than on the protection afforded by the security interest in the underlying mortgaged property.

                  Additionally, there is also the risk that if the borrower moves, he or she will be unable to pay the loan in full from the proceeds of the sale of the property. The costs incurred by the servicer in the collection and liquidation of high LTV loans may be higher than with respect to other loans, because the servicer may be required to pursue collection solely against the borrower. Consequently, the losses on defaulted high LTV loans may be more severe as there is no assurance that any proceeds will be recovered, which could lead to losses on your note.

SECURITY INTERESTS IN THE MANUFACTURED HOMES MAY NOT BE PERFECTED AND THE ISSUER MAY NOT REALIZE UPON THE FULL AMOUNT DUE UNDER THE LOAN.

                  Approximately _____% of the mortgage loans in pool I, measured as of ____, _____, and ____% of the mortgage loans in pool II, measured as of ____, ____, are secured by manufactured homes and, in some cases, the real estate on which the manufactured home is located. Some federal and state laws, which do not apply to other types of mortgage loans, limit the issuer's ability to foreclose on manufactured homes or may limit the amount realized to less than the amount due under the loan. These limitations could cause losses on your note.

PREPAYMENTS ON THE MORTGAGE LOANS COULD LEAD TO SHORTFALLS IN THE PAYMENT OF INTEREST ON YOUR NOTE.

                  The scheduled monthly payment dates for the mortgage loans occur throughout a month. When a principal prepayment in full is made on a mortgage loan, the mortgagor is charged interest only up to the date of the prepayment, instead of for a full month. However, the principal receipts will only be passed through to the holders of the notes once a month, on the distribution date which follows the calendar month in which the prepayment was received by the servicer. The servicer is obligated to pay, without any right of reimbursement, those shortfalls in interest collections payable on the notes that are attributable to the difference between the interest paid by a mortgagor in connection with a prepayment in full and thirty days' interest on the mortgage loan, but only to the extent of the servicing fee for that calendar month.

                  If the servicer fails to make these payments or the shortfall exceeds the servicing fee, there will be less funds available for the payment of interest on the related class of notes. These shortfalls of interest, if they result in the inability of the trust to pay the full amount of the current interest on the related class of notes, are not covered by the note insurance policy.

         Some of the terms used in this prospectus supplement are capitalized. These capitalized terms have specified definitions, which are included at the end of this prospectus supplement under the heading "Glossary."

                              TRANSACTION OVERVIEW

PARTIES

         The  Trust.   ___________________,   a  Delaware  business  trust.  The
principal executive office of the trust is in Wilmington, Delaware, in care of the owner trustee, at the address of the owner trustee specified below.

         The Sponsor. Residential Asset Funding Corporation, a North Carolina corporation. The principal executive office of the sponsor is located at 301 South College Street, Charlotte, North Carolina 28288, telephone no.
(704) 590-6161.

         The Depositor. ________________, a __________ corporation, which is owned by the originators. The principal executive office of the depositor is at ___________________________, and its telephone number is _____________.

         The Originators. _____________, a _____________ corporation, and _____________, a _____________ corporation, originated or purchased the mortgage loans. For a description of the business of the originators, see "The Originators, the Depositor and the Servicer" in this prospectus supplement.

         The Servicer and the Subservicers. _____________ will act as servicer of the mortgage loans, and _____________ and _____________ will act as subservicers for different portions of the mortgage loans. For a description of the business of the servicer, see "The Originators, the Depositor and the Servicer" in this prospectus supplement.

         The  Indenture   Trustee.   _____________,   a  _____________   banking
corporation. The corporate trust office of the indenture trustee is located at _____________, and its telephone number is _____________. For a description of the indenture trustee and its responsibilities with respect to the notes, see "The Indenture Trustee" in this prospectus supplement.

         The Owner Trustee. ___________________________, a national banking association. The corporate trust office of the owner trustee is located at _______________________, and its telephone number is _____________. For a description of the owner trustee and its responsibilities with respect to the notes and the mortgage loans, see "The Owner Trustee" in this prospectus supplement.

         The Collateral Agent. _________________________, a national banking association. The corporate trust office of the collateral agent is located at ________________________, and its telephone number is _____________.

         The  Note   Insurer.   ___________________________,   a   _____________
financial guaranty insurance company. The note insurer will issue a financial guaranty insurance policy for the benefit of the holders of the notes. For a description of the business and selected financial information of the note insurer, see "The Note Insurance Policy" and "The Note Insurer" in this prospectus supplement.

         The Rating Agencies. ________________________________ and
__________________ will issue ratings for each class of notes.

THE TRANSACTION

         Formation of the Trust and Issuance of the Trust Certificates. The trust will be formed pursuant to the terms of a Trust Agreement, dated as of _____________, between the owner trustee and the depositor. Under the Trust Agreement, the trust will also issue the trust certificates to the depositor, each evidencing the entire beneficial ownership interest in the sub-trust of the trust consisting of a pool of mortgage loans.

         Sale and Servicing of the Mortgage Loans. The mortgage loans have been originated or purchased by the originators pursuant to their respective underwriting guidelines, as described under "The Originators, the Depositor and the Servicer." The originators will sell the mortgage loans to the depositor, pursuant to Loan Sale Agreement, dated as of _____________, among the originators and the depositor. The depositor will sell the mortgage loans to the trust pursuant to a Sale and Servicing Agreement, dated as of _____________, among the depositor, the trust, the servicer, the collateral agent and the indenture trustee. The servicer will service the mortgage loans pursuant to the terms of the Sale and Servicing Agreement.

         Issuance of the Notes. Pursuant to the terms of an Indenture, dated as of _____________, between the trust and the indenture trustee, the trust will pledge the trust estate to the indenture trustee, for the benefit of the holders of the notes and the note insurer, and issue the notes.

         Issuance of the Note Insurance Policy.  The note insurer will issue the note  insurance  policy  pursuant  to the terms of an  Insurance  and  Indemnity
Agreement, dated as of _____________, among the note insurer, the trust, the depositor, the originators and the servicer.

                             THE MORTGAGE LOAN POOLS

         Difference between Statistical Calculation Date and Closing Date Pools. The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the pools of mortgage loans that existed on a statistical calculation date, in this case _______, ____. Pool I aggregated $_____________ as of the statistical calculation date and pool II aggregated $_____________ as of the statistical calculation date. The depositor expects that the actual pools on the closing date will represent approximately $_____________ in aggregate principal balance of mortgage loans in pool I, as of a cut-off date of ______________, ___________, and approximately $_____________
in aggregate principal balance of mortgage loans in pool II, as of the cut-off date. The additional mortgage loans will represent mortgage loans acquired or to be acquired by the trust on or prior to the closing date. In addition, with respect to the pools as of the statistical calculation date as to which statistical information is presented in this prospectus supplement, some amortization will occur prior to the closing date. Moreover, some mortgage loans included in the pools as of the statistical calculation date may prepay in full, or may be determined not to meet the eligibility requirements for the final pools, and may not be included in the final pools. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage loan pools will vary somewhat from the statistical distribution of the characteristics as of the statistical calculation date as presented in this prospectus supplement, although this variance should not be material. In the event that the depositor does not, as of the closing date, have the full amount of mortgage loans which the depositor expects to sell to the trust on this date, the depositor will increase the size of the pre-funding accounts and the capitalized interest accounts, as applicable.

         Additional mortgage loans are intended to be purchased by the trust from time to time on or before _____________ from funds on deposit in the pre-funding accounts. These subsequent mortgage loans to be purchased by the trust, if available, will be originated or purchased by the originators, sold by the originators to the depositor and then sold by the depositor to the trust. The Indenture will provide that the mortgage loans, following the conveyance of the subsequent mortgage loans, must in the aggregate conform to specified characteristics described below under " -- Conveyance of subsequent mortgage loans."

         Unless otherwise noted, all statistical percentages in this prospectus supplement are approximate and are measured by the aggregate principal balance of the applicable mortgage loans in relation to the aggregate principal balance of the mortgage loans in the applicable pool, in each case, as of the statistical calculation date.


         The mortgage loans will be predominantly business or consumer purpose residential home equity loans used to refinance an existing mortgage loan, to consolidate debt, or to obtain cash proceeds by borrowing against the mortgagor's equity in the mortgaged property in order to provide funds for, working capital for business, business expansion, equipment acquisition, or personal acquisitions. The mortgaged properties securing the mortgage loans consist primarily of single-family residences -- which may be detached, part of a multi-family dwelling, a condominium unit, a townhouse, a mobile home or a unit in a planned unit development. The mortgaged properties may be owner-occupied properties, which includes second and vacation homes, non-owner occupied investment properties or business purpose properties.


         The majority of the mortgage loans have a prepayment fee clause.  These
prepayment  fee  clauses   generally   provide  that  the  mortgagor  pay,  upon
prepayment, one or more of the following:

         o a fee equal to a percentage, negotiated at origination, of the outstanding principal balance of the mortgage loan,

         o a fee which is designed to allow the holder of the mortgage note to earn interest on the mortgage loan as if the mortgage loan remained outstanding until a designated point in time, or

         o a fee equal to the amount of interest on the outstanding principal balance of the mortgage loan calculated pursuant to a rule of 78's calculation, which has the effect of requiring the mortgagor to pay a greater amount of interest than would be required to be paid if the actuarial method of calculating interest was utilized.

THE POOL I MORTGAGE LOANS

         As of the statistical calculation date, each of the mortgage loans in pool I had a remaining term to maturity of no greater than 360 months and had a mortgage interest rate of at least ____% per annum.

         The combined loan-to-value ratios or CLTV's described in this prospectus supplement were calculated based upon the appraised values of the mortgaged properties at the time of origination. No assurance can be given that the appraised values of the mortgaged properties have remained or will remain at the levels that existed on the dates of origination of the mortgage loans. If property values decline such that the outstanding principal balances of the mortgage loans, together with the outstanding principal balances of any first liens, become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those historically experienced by the servicer, as described below under "The Originators, the Depositor and the Servicer -- Delinquency and Loan Loss Experience," and in the mortgage lending industry generally.

         As of the statistical calculation date, the mortgage loans in pool I had the following characteristics:

         o there were ___ mortgage loans under which the mortgaged properties are located in __ states,

         o the aggregate principal balance, after application of all payments due on or before the statistical calculation date, was $_____________,

         o        the minimum principal balance was $_____________,  the maximum
                  principal   balance  was   $_____________,   and  the  average
                  principal balance was $_____________,

         o the mortgage interest rates ranged from _____% to ____% per annum, and the weighted average mortgage interest rate was approximately ____% per annum,

         o the original term to stated maturity ranged from ___ months to 360 months,

         o the remaining term to stated maturity ranged from __ months to ____ months, the weighted average original term to stated maturity was approximately ___ months and the weighted average remaining term to stated maturity was approximately ____ months,

         o        no mortgage loan had a maturity later than _________,

         o approximately _______% of the aggregate principal balance of the mortgage loans require monthly payments of principal that will fully amortize these mortgage loans by their respective maturity dates, and approximately ____% of the aggregate principal balance of the mortgage loans are balloon loans,

         o        the weighted average CLTV was approximately _____%,

         o approximately _____% of mortgage loans are secured by first liens, and approximately _____% of mortgage loans are secured by second liens, and

         o        approximately  _____%,  _____%, ____%, _____% and ____% of the
                  mortgage loans are secured by mortgaged properties located in the States of _____________, _____________, _____________,
                  _____________ and _____________, respectively.

         On or prior to _____________, the trust is expected to purchase, subject to availability, subsequent mortgage loans to be added to pool I. The maximum aggregate principal balance of subsequent mortgage loans that may be purchased is expected to be approximately $_____________.

         The following tables present statistical information on the mortgage loans in pool I. Due to rounding, the percentages shown may not precisely total 100.00%.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES



                                     POOL I

                                           Number of          Aggregate Unpaid       % of Statistical Calculation Date
                State                    Mortgage Loans      Principal Balance          Aggregate Principal Balance
--------------------------------------   --------------   ----------------------   -------------------------------------
     Total

                           DISTRIBUTION OF CLTV RATIOS

                                     POOL I

               Original                     Number of         Aggregate Unpaid       % of Statistical Calculation Date
              CLTV Range                 Mortgage Loans      Principal Balance          Aggregate Principal Balance
--------------------------------------   --------------   ----------------------   -------------------------------------
     Total

                  DISTRIBUTION OF GROSS MORTGAGE INTEREST RATES

                                     POOL I

           Gross Mortgage                  Number of         Aggregate Unpaid        % of Statistical Calculation Date
         Interest Rate Range             Mortgage Loans      Principal Balance          Aggregate Principal Balance
--------------------------------------   --------------   ----------------------   -------------------------------------
     Total

                                             ------             ---------                        ---------

                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
                                   (in months)

                                     POOL I

       Range of Original Terms             Number of          Aggregate Unpaid       % of Statistical Calculation Date
             (in months)                 Mortgage Loans      Principal Balance          Aggregate Principal Balance
--------------------------------------   --------------   ----------------------   -------------------------------------
     Total

                                             ------             ---------                        ---------

                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
                                   (in months)

                                     POOL I

      Range of Remaining Terms             Number of         Aggregate Unpaid        % of Statistical Calculation Date
            (in months)                  Mortgage Loans     Principal Balance           Aggregate Principal Balance
--------------------------------------   --------------   ----------------------   -------------------------------------
     Total

                                             ------             ---------                        ---------

                   DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES

                                     POOL I


    Range of Original Mortgage Loan         Number of        Aggregate Unpaid        % of Statistical Calculation Date
          Principal Balances             Mortgage Loans     Principal Balance           Aggregate Principal Balance
--------------------------------------   --------------   ----------------------   -------------------------------------
      Total

                                             ------             ---------          -------------------------------------


                   DISTRIBUTION OF CURRENT PRINCIPAL BALANCES

                                     POOL I

    Range of Current Mortgage Loan          Number of        Aggregate Unpaid        % of Statistical Calculation Date
          Principal Balances             Mortgage Loans     Principal Balance           Aggregate Principal Balance
--------------------------------------   --------------   ----------------------   -------------------------------------
      Total

                                             ------             ---------          -------------------------------------


                           DISTRIBUTION BY LIEN STATUS

                                     POOL I

                                           Number of         Aggregate Unpaid        % of Statistical Calculation Date
             Lien Status                 Mortgage Loans     Principal Balance           Aggregate Principal Balance
--------------------------------------   --------------   ----------------------   -------------------------------------
     Total

                                             ------       ----------------------   -------------------------------------

                        DISTRIBUTION BY AMORTIZATION TYPE

                                     POOL I

                                           Number of         Aggregate Unpaid        % of Statistical Calculation Date
         Amortization Type               Mortgage Loans     Principal Balance           Aggregate Principal Balance
--------------------------------------   --------------   ----------------------   -------------------------------------
     Total

                                             ------       ----------------------   -------------------------------------


                        DISTRIBUTION BY OCCUPANCY STATUS

                                     POOL I

                                           Number of         Aggregate Unpaid        % of Statistical Calculation Date
          Occupancy Status               Mortgage Loans     Principal Balance           Aggregate Principal Balance
--------------------------------------   --------------   ----------------------   -------------------------------------
      Total

                                             ------       ----------------------   -------------------------------------

                          DISTRIBUTION BY PROPERTY TYPE

                                     POOL I

                                           Number of         Aggregate Unpaid        % of Statistical Calculation Date
           Property Type                 Mortgage Loans     Principal Balance           Aggregate Principal Balance
--------------------------------------   --------------   ----------------------   -------------------------------------
     Total

                                         --------------   ----------------------   -------------------------------------



THE POOL II MORTGAGE LOANS

         As of the statistical calculation date, each of the mortgage loans in pool II had a remaining term to maturity of no greater than 360 months and had a mortgage interest rate of at least _____% per annum.

         The CLTVs described in this prospectus supplement were calculated based upon the appraised values of the mortgaged properties at the time of origination. No assurance can be given that the appraised values of the mortgaged properties have remained or will remain at the levels that existed on the dates of origination of the mortgage loans. If property values decline such that the outstanding principal balances of the mortgage loans, together with the outstanding principal balances of any first liens, become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those historically experienced by the servicer, as described below under "The Originators, the Depositor and the Servicer -- Delinquency and Loan Loss Experience," and in the mortgage lending industry.

         As of the statistical calculation date, the mortgage loans in pool II had the following characteristics:

         o there were ___ mortgage loans under which the mortgaged properties are located in ___ states,

         o the aggregate principal balance, after application of all payments due on or before the statistical calculation date, was $_____________,

         o        the minimum principal balance was $_____________,  the maximum
                  principal   balance  was   $_____________,   and  the  average
                  principal balance was $_____________,

         o the mortgage interest rates ranged from ____% to ___% per annum, and the weighted average mortgage interest rate was approximately ___% per annum,

         o the original term to stated maturity ranged from __ months to 360 months,

         o the remaining term to stated maturity ranged from __ months to ___ months, the weighted average original term to stated maturity was approximately ___ months and the weighted average remaining term to stated maturity was approximately ___ months,

         o        no mortgage loan had a maturity later than _____________,

         o approximately ____% of the aggregate principal balance of the mortgage loans require monthly payments of principal that will fully amortize these mortgage loans by their respective maturity dates, and approximately ____% of the aggregate principal balance of the mortgage loans are balloon loans,

         o        the weighted average CLTV was approximately ____%,

         o approximately ____% of mortgage loans are secured by first liens, and approximately ____% of mortgage loans are secured by second liens, and

         o        approximately  ___%,  ___%,  ____%,  ____%  and  ____%  of the
                  mortgage loans are secured by mortgaged properties located in the States of _____________, _____________, _____________,
                  _____________ and _____________, respectively.

         On or prior to _____________, the trust is expected to purchase, subject to availability, subsequent mortgage loans to be added to pool II. The maximum aggregate principal balance of subsequent mortgage loans that may be purchased is expected to be approximately $_____________.

         The following tables present statistical information on the mortgage loans in pool II. Due to rounding, the percentages shown may not precisely total 100.00%.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                     Pool II

                                         Number of             Aggregate Unpaid          % of Statistical Calculation Date
                State                  Mortgage Loans          Principal Balance            Aggregate Principal Balance
----------------------------------   ------------------      ---------------------     -------------------------------------
      Total

                                           ------                ------------                      ------------


                           DISTRIBUTION OF CLTV RATIOS

                                     POOL II

                                         Number of             Aggregate Unpaid          % of Statistical Calculation Date
        Original CLTV Ratio            Mortgage Loans          Principal Balance           Aggregate Principal Balance
----------------------------------   ------------------      ---------------------     -------------------------------------
     Total

                                           ------                ------------                      ------------

                  DISTRIBUTION OF GROSS MORTGAGE INTEREST RATES

                                     POOL II

           Gross Mortgage                 Number of             Aggregate Unpaid           % of Statistical Calculation Date
         Interest Rate Range            Mortgage Loans          Principal Balance             Aggregate Principal Balance
----------------------------------   ------------------      ---------------------     -------------------------------------
      Total

                                           ------                ------------                      ------------



                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
                                   (in months)

                                     POOL II

       Range of Original Terms            Number of            Aggregate Unpaid           % of Statistical Calculation Date
             (in months)               Mortgage Loans          Principal Balance             Aggregate Principal Balance
----------------------------------   ------------------      ---------------------     -------------------------------------
     Total

                                           ------                ------------                      ------------

                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
                                   (in months)

                                     POOL II

     Range of Remaining Terms            Number of            Aggregate Unpaid          % of Statistical Calculation Date
            (in months)               Mortgage Loans          Principal Balance             Aggregate Principal Balance
----------------------------------   ------------------      ---------------------     -------------------------------------
     Total

                                           ------                ------------                      ------------



                   DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES

                                     POOL II

     Range of Original Mortgage          Number of             Aggregate Unpaid          % of Statistical Calculation Date
      Loan Principal Balances          Mortgage Loans          Principal Balance            Aggregate Principal Balance
----------------------------------   ------------------      ---------------------     -------------------------------------
      Total

                                           ------                ------------                      ------------

                   DISTRIBUTION OF CURRENT PRINCIPAL BALANCES

                                     POOL II

  Range of Current Mortgage Loan         Number of            Aggregate Unpaid            % of Statistical Calculation
        Principal Balances            Mortgage Loans         Principal Balance          Date Aggregate Principal Balance
----------------------------------   ------------------      ---------------------     -------------------------------------
      Total

                                           ------                ------------                      ------------


                           DISTRIBUTION BY LIEN STATUS

                                     POOL II

                                        Number of             Aggregate Unpaid         % of Statistical Calculation Date
           Lien Status               Mortgage Loans          Principal Balance            Aggregate Principal Balance
----------------------------------   ------------------      ---------------------     -------------------------------------
        Total

                                           ------                ------------          -------------------------------------


                        DISTRIBUTION BY AMORTIZATION TYPE

                                     POOL II

                                       Number of             Aggregate Unpaid         % of Statistical Calculation Date
        Amortization Type           Mortgage Loans          Principal Balance            Aggregate Principal Balance
----------------------------------   ------------------      ---------------------     -------------------------------------
      Total

                                           ------            ---------------------     -------------------------------------

                        DISTRIBUTION BY OCCUPANCY STATUS

                                     POOL II

                                         Number of            Aggregate Unpaid          % of Statistical Calculation Date
        Occupancy Status               Mortgage Loans         Principal Balance            Aggregate Principal Balance
----------------------------------   ------------------   ------------------------     -------------------------------------
        Total

                                     -------------------  ------------------------     -------------------------------------


                          DISTRIBUTION BY PROPERTY TYPE

                                     POOL II


                                         Number of             Aggregate Unpaid           % of Statistical Calculation
         Property Type                 Mortgage Loans          Principal Balance         Date Aggregate Principal Balance
----------------------------------   ------------------      ---------------------     -------------------------------------
        Total

                                     -------------------     ---------------------     -------------------------------------



CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS

         The Indenture permits the trust to acquire subsequent mortgage loans with the funds on deposit in the pre-funding accounts. It is expected that the amount on deposit in the pre-funding accounts on the closing date will be approximately $_____________ for pool I and $_____________ for pool II. Accordingly, the statistical characteristics of the mortgage loans in pool I and pool II will vary as of any subsequent cut-off date upon the acquisition of subsequent mortgage loans.

         The obligation of the trust to purchase the subsequent mortgage loans on any subsequent transfer date during the Pre-Funding Period is subject to the following requirements:

         o the subsequent mortgage loan may not be 30 or more days contractually delinquent as of a subsequent cut-off date which is the close of business on the last day of the calendar month preceding the month in which the subsequent mortgage loan was purchased by the trust;

         o the original term to maturity of the subsequent mortgage loan may not exceed 360 months for pool I and 360 months for pool II;

         o the subsequent mortgage loan must have a mortgage interest rate of at least ____% for pool I and ____% for pool II;

         o the purchase of the subsequent mortgage loans is consented to by the note insurer and the rating agencies, notwithstanding the fact that the subsequent mortgage loans meet the parameters stated in this prospectus supplement;

         o the principal balance of any subsequent mortgage loan may not exceed $_____________ for pool I and $_____________ for pool
                  II;

         o no more than _____% for pool I and ____% for pool II of the aggregate principal balance of the subsequent mortgage loans may be second liens;

         o no such subsequent mortgage loan shall have a CLTV of more than (a) for consumer purpose loans, ___% for pool I and ____% for pool II, and (b) for business purpose loans, ___% for pool I and ___% for pool II;

         o no more than ____% for pool I and ___% for pool II of the subsequent mortgage loans may be balloon loans; and




         o following the purchase of the subsequent mortgage loans by the trust, the mortgage loans, including the subsequent mortgage loans, (a) will have a weighted average mortgage interest rate, (I) for consumer purpose loans, of at least ____% for pool I and ____% for pool II and (II) for business purpose loans, of at least ____% for pool I and ____% for pool II; and
                  (b) will have a weighted average CLTV of not more than (I) for consumer purpose loans, ____% for pool I and ____% for pool II, and (II) for business purpose loans, ____% for pool I and ____% for pool II.

         The Indenture will provide that any of these requirements may be waived or modified in any respect upon prior written consent of the note insurer, with the exception of the requirements concerning maximum principal balance.

                 THE ORIGINATORS, THE DEPOSITOR AND THE SERVICER

                             [Corporate description]
             [To be supplied by originators, depositor and servicer]

UNDERWRITING GUIDELINES

                         [To be supplied by originators]

THE SERVICER

                          [To be supplied by servicer]

DELINQUENCY AND LOAN LOSS EXPERIENCE

         The following tables present information relating to the delinquency and loan loss experience on the mortgage loans included in originators servicing portfolio for the periods shown. The delinquency and loan loss experience represents the historical experience of the originators, and there can be no assurance that the future experience on the mortgage loans in the trust will be the same as, or more favorable than, that of the mortgage loans in the originators' overall servicing portfolio.

                     DELINQUENCY AND FORECLOSURE EXPERIENCE

                             (Dollars in Thousands)

                                 At                 At                 At
                         -----------------  -----------------  -----------------
                                    % of               % of               % of
                          Amount   Amount    Amount   Amount    Amount   Amount
                         Serviced Serviced  Serviced Serviced  Serviced Serviced
                         -------- --------  -------- --------  -------- --------

Servicing portfolio......

  Past due loans:
    60-89 days...........
    90 days or more .....
                         -------- --------  -------- --------  -------- --------
Total past due loans.....


REO Properties...........
                         -------- --------  -------- --------  -------- --------
Total past due loans,
 foreclosures pending
 and REO Properties(3)...

         The foregoing table was prepared assuming that:

         o the past due period is based on the actual number of days that a payment is contractually past due; a loan as to which a monthly payment was due 60-89 days prior to the reporting period is considered 60-89 days past due, etc.;

         o        total past due loans includes pending foreclosures; and

         o an "REO property" is a property acquired and held as a result of foreclosure or deed in lieu of foreclosure.

                           LOAN CHARGE-OFF EXPERIENCE

                             (DOLLARS IN THOUSANDS)

                                              At          At          At
                                          ----------  ----------  ----------
Servicing portfolio at period end.........

Average outstanding.......................
  Gross losses............................
  Loan recoveries.........................

  Net loan charge-offs....................

  Net loan charge-offs as a percentage
  of servicing portfolio at period end....
  Net loan charge-offs as a percentage
  of average outstanding..................


         The foregoing table was prepared assuming that:

         o "average outstanding" is the arithmetic average of the principal balances of the loans in the originators' servicing portfolio outstanding at the opening and closing of business for this period; and

         o "gross losses" means the outstanding principal balance plus accrued but unpaid interest on liquidated mortgage loans.

         While the above delinquency and foreclosure and loan charge-off experiences are typical of the originators' experiences at the dates for the periods indicated, there can be no assurance that the delinquency and foreclosure and loan charge-off experiences on the mortgage loans will be similar. Accordingly, the information should not be considered to reflect the credit quality of the mortgage loans included in the trust, or as a basis of assessing the likelihood, amount or severity of losses on the mortgage loans. The statistical data in the tables is based on all of the mortgage loans in the originators' servicing portfolio. The mortgage loans, in general, may have characteristics which distinguish them from the majority of the loans in the originators' servicing portfolio.

                                THE OWNER TRUSTEE

         ________________________, a national banking association, has its corporate trust offices located at ________________________. The owner trustee will perform limited administrative functions on behalf of the trust pursuant to the Trust Agreement. The owner trustee's duties in connection with the issuance and sale of the notes are limited solely to its express obligations under the Trust Agreement.

                              THE INDENTURE TRUSTEE

         ________________________,  a ____________ banking  corporation,  has an office at ________________________. The indenture trustee will act as initial authenticating agent, paying agent and note registrar pursuant to the terms of the Indenture.

                              THE COLLATERAL AGENT

         ________________________, a national banking association, has its corporate trust office at ________________________. The collateral agent's duties are limited solely to its express obligations under the Sale and Servicing Agreement.

               DESCRIPTION OF THE NOTES AND THE TRUST CERTIFICATES

         On the closing date, the trust will issue the class A-1 notes and the class A-2 notes pursuant to the Indenture. Each class A-1 note represents a debt obligation of the trust secured by a pledge of the portion of the trust estate consisting of the pool I mortgage loans and, to the extent provided in this prospectus supplement, the pool II mortgage loans. Each class A-2 note represents a debt obligation of the trust secured by a pledge of the portion of the trust estate consisting of the pool II mortgage loans and, to the extent provided in this prospectus supplement, the pool I mortgage loans. Pursuant to the Trust Agreement, the trust will also issue two classes of trust certificates, together representing the entire beneficial ownership interest in the trust. Each class of trust certificate will represent the entire beneficial ownership interest in one pool of mortgage loans. None of the trust certificates may be transferred without the consent of the note insurer and compliance with the transfer provisions of the Trust Agreement.

The trust estate consists of

         o the mortgage loans, together with the mortgage files relating thereto and all collections thereon and proceeds thereof collected after the cut-off date,

         o the assets as from time to time are identified as REO property and collections thereon and proceeds thereof,

         o assets that are deposited in the accounts relating to the trust, including amounts on deposit in the Accounts and invested in accordance with the Indenture and the Sale and Servicing Agreement,

         o the indenture trustee's rights with respect to the mortgage loans under all insurance policies required to be maintained pursuant to the Sale and Servicing Agreement and any insurance proceeds,

         o        Liquidation Proceeds and

         o        released  mortgaged  property  proceeds.   In  addition,   the
                  depositor will cause the note insurer to issue the note insurance policy under which it will guarantee payments to the holders of the notes as described in this prospectus supplement.

         The notes will be issued only in book-entry form, in denominations of $1,000 initial principal balance and integral multiples of $1,000 in excess thereof, except that one note of each class may be issued in a different amount.

BOOK-ENTRY REGISTRATION

         The notes are sometimes referred to in this prospectus supplement as "book-entry notes." No person acquiring an interest in the book-entry notes will be entitled to receive a definitive note representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement. beneficial owners may elect to hold their interests through DTC, in the United States, or Cedelbank or the Euroclear System, in Europe. Transfers within DTC, Cedelbank or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the notes are book-entry notes, these notes will be evidenced by one or more notes registered in the name of Cede & Co., which will be the "holder" of these notes, as the nominee of DTC or one of the relevant depositaries. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Cedelbank or Euroclear, on the other, will be effected in DTC through The Chase Manhattan Bank, the relevant depositories of Cedelbank or Euroclear, respectively, and each a participating member of DTC. The notes will initially be registered in the name of Cede & Co.. The interests of the holders of these notes will be represented by book-entries on the records of DTC and participating members thereof. All references in this prospectus supplement to any notes reflect the rights of beneficial owners only as these rights may be exercised through DTC and its participating organizations for so long as these notes are held by DTC.

         The beneficial owners of notes may elect to hold their notes through DTC in the United States, or Cedelbank or Euroclear if they are participants in these systems, or indirectly through organizations which are participants in these systems. The book-entry notes will be issued in one or more notes per class of notes which in the aggregate equal the outstanding principal balance of the related class of notes and will initially be registered in the name of Cede & Co., the nominee of DTC. Cedelbank and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedelbank's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Chase will act as depositary for Cedelbank and Morgan Guaranty Trust Company of New York will act as depositary for Euroclear. Investors may hold their beneficial interests in the book-entry notes in minimum denominations representing principal amounts of $1,000. Except as described below, no beneficial owner will be entitled to receive a physical or definitive note representing this note. Unless and until definitive notes are issued, it is anticipated that the only "holder" of these notes will be Cede & Co., as nominee of DTC. beneficial owners will not be "holders" or "noteholders" as those terms are used in the Indenture and the Sale and Servicing Agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

         The beneficial owner's ownership of a book-entry note will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of the book-entry note will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Cedelbank or Euroclear, as appropriate.

         DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thereby eliminating the need for physical movement of notes. participants include securities brokers and dealers, including the underwriter, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through "indirect participants".

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry notes, such as the notes, among participants on whose behalf it acts for the book-entry notes and to receive and transmit distributions of principal of and interest on the book-entry notes. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry notes similarly are required to make book-entry transfers and receive and transmit these payments on behalf of their respective beneficial owners.

         Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry notes may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the indenture trustee, or a paying agent on behalf of the indenture trustee, through DTC participants. DTC will forward these distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the indenture trustee, the servicer or any paying agent as holders of the notes, and beneficial owners will be permitted to exercise the rights of the holders of the notes only indirectly through DTC and its participants.

         Because of time zone differences, credits of securities received in Cedelbank or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. These credits or any transactions in the securities settled during this processing will be reported to the relevant Euroclear or Cedelbank participants on that business day. Cash received in Cedelbank or Euroclear as a result of sales of securities by or through a Cedelbank participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Cedelbank or Euroclear cash account only as of the business day following settlement in DTC. For information concerning tax documentation procedures relating to the notes, see "Material Federal Income Tax Consequences -- REMIC Securities" in the accompanying prospectus.

         Transfers between participants will occur in accordance with DTC rules. Transfers between Cedelbank participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedelbank participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary; however, these cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in this system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedelbank participants and Euroclear participants may not deliver instructions directly to the European Depositaries.

         Cedelbank  is   incorporated   under  the  laws  of   Luxembourg  as  a
professional depository. Cedelbank holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Cedelbank participants through electronic book-entry changes in accounts of Cedelbank participants, thereby eliminating the need for physical movement of notes. Transactions may be settled in Cedelbank in any of 28 currencies, including United States dollars. Cedelbank provides to its Cedelbank participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedelbank interfaces with domestic markets in several countries. As a professional depository, Cedelbank is subject to regulation by the Luxembourg Monetary Institute. Cedelbank participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Cedelbank is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Cedelbank participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of notes and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 31 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation. All operations are conducted by the Euroclear Operator, and all Euroclear Securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not Euroclear Clearance. Euroclear Clearance establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

         The Euroclear operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the Operating Procedures of the Euroclear System and applicable Belgian law. The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments on securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific notes to specific securities clearance accounts. The Euroclear operator acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

         Distributions on the book-entry notes will be made on each distribution date by the indenture trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of these payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing this payment to the beneficial owners of the book-entry notes that it represents and to each financial intermediary for which it acts as agent. Each financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry notes that it represents.

         Under a book-entry format, beneficial owners of the book-entry notes may experience some delay in their receipt of payments, since these payments will be forwarded by the indenture trustee to Cede & Co., as nominee of DTC. Distributions on notes held through Cedelbank or Euroclear will be credited to the cash accounts of Cedelbank participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry notes to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of the book-entry notes, may be limited due to the lack of physical notes for the book-entry notes. In addition, issuance of the book-entry notes in book-entry form may reduce the liquidity of the notes in the secondary market since some potential investors may be unwilling to purchase notes for which they cannot obtain physical notes.

         Monthly and annual reports on the trust provided by the indenture trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry notes of the beneficial owners are credited.

         DTC has advised the depositor and the servicer that it will take any action permitted to be taken by a holder of the notes under the Indenture only at the direction of one or more participants to whose accounts with DTC the book-entry notes are credited. Additionally, DTC has advised the depositor that it will take these actions concerning specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry notes evidence the specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry notes evidence the percentages of voting rights authorize divergent action.

         None of the trust, the owner trustee, the depositor,  the servicer, the note insurer or the indenture trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry notes held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

         Although DTC, Cedelbank and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of notes among participants of DTC, Cedelbank and Euroclear, they are under no obligation to perform or continue to perform these procedures and these procedures may be discontinued at any time.

DEFINITIVE NOTES

         The notes, which will be issued initially as book-entry notes, will be converted to definitive notes and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if (a) DTC or the servicer advises the indenture trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository of the book-entry notes and DTC or the servicer is unable to locate a qualified successor or (b) the indenture trustee, at its option, elects to terminate the book-entry system through DTC.

         Upon the occurrence of any event described in the immediately preceding paragraph, DTC will be required to notify all participants of the availability through DTC of definitive notes. Upon delivery of definitive notes, the indenture trustee will reissue the book-entry notes as definitive notes to beneficial owners. Distributions of principal of, and interest on, the book-entry notes will thereafter be made by the indenture trustee, or a paying agent on behalf of the indenture trustee, directly to holders of definitive notes in accordance with the procedures set forth in the Indenture.

         Definitive notes will be transferable and exchangeable at the offices of the indenture trustee or the note registrar. No service charge will be imposed for any registration of transfer or exchange, but the indenture trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

ASSIGNMENT AND PLEDGE OF INITIAL MORTGAGE LOANS

         Pursuant to the Loan Sale Agreement, the originators will sell, transfer, assign, set over and otherwise convey the mortgage loans, without recourse, to the depositor on the closing date. Pursuant to the Sale and Servicing Agreement, the depositor will sell, transfer, assign, set over and otherwise convey without recourse to the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the cut-off date. Each transfer will convey all right, title and interest in and to (a) principal outstanding as of the cut-off date, and (b) interest due on each mortgage loan after the cut-off date. The originators cannot convey, and should reserve and retain all their respective right, title and interest in and to, principal, including principal prepayments in full and curtailments or partial prepayments, received on each mortgage loan on or prior to the cut-off date and interest due on each mortgage loan on or prior to the cut-off date.

         Pursuant to the Indenture, the trust will pledge to the indenture trustee in trust for the benefit of the holders of the notes and the note insurer, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the cut-off date, as collateral security for the notes.

ASSIGNMENT AND PLEDGE OF SUBSEQUENT MORTGAGE LOANS

         The trust may acquire subsequent mortgage loans with the funds on deposit in either pre-funding account at any time during the period from the closing date until the earliest of

         o the date on which the amount on deposit in pre-funding account is less than $100,000,

         o the date on which an event of default occurs under the terms of the Indenture, or

         o        the close of business on ____________.

         The amount on deposit in the pre-funding accounts will be reduced during the this period by the amount thereof used to purchase subsequent mortgage loans in accordance with the terms of the Indenture. The depositor expects that the amount on deposit in each of the pre-funding accounts will be reduced to less than $100,000 by ____________. To the extent funds in the pre-funding accounts are not used to purchase subsequent mortgage loans by ____________, these funds will be used to prepay the principal of the related class of notes on the following distribution date. Subsequent mortgage loans will be transferred by the originators to the depositor and transferred by the depositor to the trust. The trust will then pledge the subsequent mortgage loans to the indenture trustee, on behalf of the holders of the notes and the note insurer.

DELIVERY OF MORTGAGE LOAN DOCUMENTS

         In connection with the sale, transfer, assignment or pledge of the mortgage loans to the trust, the trust will cause to be delivered to the collateral agent, on behalf of the indenture trustee, on the closing date, the following documents concerning each mortgage loan which constitute the mortgage file:

         (a) the original mortgage note, endorsed without recourse in blank by the originator, including all intervening endorsements showing a complete chain of endorsement;

         (b) the original mortgage with evidence of recording indicated thereon or, in limited circumstances, a copy thereof certified by the applicable recording office;

         (c) the recorded mortgage assignment(s), or copies thereof certified by the applicable recording office, if any, showing a complete chain of assignment from the originator of the mortgage loan to the originator -- which assignment may, at the originator's option, be combined with the assignment referred to in clause (d) below;

         (d) a mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the originator to the indenture trustee;

         (e) originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a mortgage or mortgage note have been modified or the mortgage or mortgage note has been assumed; and

         (f) an original title insurance policy or (A) a copy of the title insurance policy, or (B) a binder thereof or copy of the binder together with a certificate from the originator that the original mortgage has been delivered to the title insurance company that issued the binder for recordation.

         Pursuant to the Sale and Servicing Agreement, the collateral agent, on behalf of the indenture trustee, agrees to execute and deliver on or prior to the closing date, or, for subsequent mortgage loans, on or prior to the subsequent transfer date, an acknowledgment of receipt of the original mortgage note, item (a) above, for each of the mortgage loans, with any exceptions noted. The collateral agent, on behalf of the indenture trustee, agrees, for the benefit of the holders of the notes and the note insurer, to review, or cause to be reviewed, each mortgage file within thirty days after the closing date or the subsequent transfer date, as applicable -- or, for any Qualified Substitute Mortgage Loan, within thirty days after the receipt by the collateral agent thereof -- and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

         o all documents required to be delivered to it pursuant to the Sale and Servicing Agreement are in its possession,

         o each of these documents has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered, appears regular on its face and relates to the mortgage loan, and

         o based on its examination and only as to the foregoing documents, specified information included on the schedule of mortgage loans accurately reflects the information included in the mortgage file delivered on that date.

         If the collateral agent, during the process of reviewing the mortgage files, finds any document constituting a part of an mortgage file which is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description thereof as included in the schedule of mortgage loans, the collateral agent shall promptly so notify the indenture trustee, the servicer, the depositor and the note insurer in writing with details thereof. The depositor agrees to use reasonable efforts to cause to be remedied a material defect in a document constituting part of an mortgage file of which it is so notified by the collateral agent. If, however, within sixty days after the collateral agent's notice of the defect, the depositor has not caused the defect to be remedied and the defect materially and adversely affects the interest of the holders of the notes or the interests of the note insurer in the mortgage loan, the depositor or the originator will either (a) substitute in lieu of the mortgage loan a Qualified Substitute Mortgage Loan and, if the then outstanding principal balance of the Qualified Substitute Mortgage Loan is less than the principal balance of the mortgage loan as of the date of the substitution plus accrued and unpaid interest thereon, deliver to the servicer a substitution adjustment equal to the amount of any such shortfall or (b) purchase the mortgage loan at a price equal to the outstanding principal balance of the mortgage loan as of the date of purchase, plus the greater of (1) all accrued and unpaid interest thereon and (2) thirty days' interest thereon, computed at the mortgage interest rate, net of the servicing fee if the servicer is effecting the repurchase, plus the amount of any unreimbursed servicing advances made by the servicer, which purchase price shall be deposited in the Distribution Account on the next succeeding servicer remittance date after deducting therefrom any amounts received in respect of the repurchased mortgage loan or Loans and being held in the Distribution Account for future distribution to the extent these amounts have not yet been applied to principal or interest on the mortgage loan. In addition, the depositor and the originators shall be obligated to indemnify the indenture trustee, the collateral agent, the holders of the notes and the note insurer for any third-party claims arising out of a breach by the depositor or the originators of representations or warranties regarding the mortgage loans. The obligation of the depositor and the originators to cure a breach or to substitute or purchase any mortgage loan and to indemnify constitute the sole remedies respecting a material breach of any representation or warranty to the holders of the notes, the indenture trustee, the collateral agent and the note insurer.

REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR

         The depositor will represent, among other things, for each mortgage loan, as of the closing date or the subsequent transfer date, as applicable, the following:

                  1. the information included in the schedule of mortgage loans for each mortgage loan is true and correct;

                  2. all of the original or certified documentation constituting the mortgage files, including all material documents related thereto, has been or will be delivered to the collateral agent, on behalf of the indenture trustee, on the closing date or the subsequent transfer date, as applicable;

                  3. the mortgaged property consists of a single parcel of real property separately assessed for tax purposes, upon which is erected a detached or an attached one-family residence or a detached two- to four-family dwelling, or an individual condominium unit in a low-rise condominium, or a mobile home unit, or an individual unit in a planned unit development. The residence, dwelling or unit is not,


                           o        a unit in a cooperative apartment,

                           o        a   property    constituting   part   of   a
                                    syndication,

                           o        a time share unit,

                           o        a property held in trust,

                           o        a manufactured dwelling,

                           o        a log-constructed home, or

                           o        a recreational vehicle;

                  4. each mortgage is a valid first or second lien on a fee simple, or its equivalent under applicable state law, estate in the real property securing the amount owed by the mortgagor under the mortgage note subject only to,

                           o the lien of current real property taxes and assessments which are not delinquent,

                           o        any first mortgage loan on the property,

                           o covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the mortgage, the exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the mortgage loan obtained by the depositor, and

                           o other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage;

                  5. immediately prior to the transfer and assignment by the depositor to the depositor, the depositor had good title to, and was the sole owner of each mortgage loan, free of any interest of any other person, and the depositor has transferred all right, title and interest in each mortgage loan to the depositor;

                  6. each mortgage loan conforms, and all the mortgage loans in the aggregate conform, to the description thereof in this prospectus supplement; and

                  7. all of the mortgage loans were originated in accordance with the underwriting criteria described in this prospectus supplement.

         Pursuant to the Sale and Servicing Agreement, upon the discovery by any of the holder of the notes, the depositor, the servicer, any subservicer, the note insurer, the collateral agent or the indenture trustee that any of the representations and warranties contained in the Sale and Servicing Agreement have been breached in any material respect as of the closing date or the subsequent transfer date, as applicable, with the result that the interests of the holders of the notes in the mortgage loan or the interests of the note insurer were materially and adversely affected, notwithstanding that any representation and warranty was made to the depositor's or the originator's best knowledge and the depositor or the originator lacked knowledge of the breach, the party discovering the breach is required to give prompt written notice to the other parties. Subject to specified provisions of the Sale and Servicing Agreement, within sixty days of the earlier to occur of the depositor's or an originator's discovery or its receipt of notice of any breach, the depositor or the originators will

         o        promptly cure the breach in all material respects,

         o remove each mortgage loan which has given rise to the requirement for action by the depositor or the originators, substitute one or more Qualified Substitute Mortgage Loans and, if the outstanding principal balance of the Qualified Substitute Mortgage Loans as of the date of the substitution is less than the outstanding principal balance, plus accrued and unpaid interest thereon, of the replaced mortgage loans as of the date of substitution, deliver to the trust as part of the amounts remitted by the servicer on the distribution date the amount of the shortfall, or

         o purchase the mortgage loan at a price equal to the principal balance of the mortgage loan as of the date of purchase plus the greater of

                  o        all accrued and unpaid interest thereon and

                  o thirty days' interest thereon computed at the mortgage interest rate, net of the servicing fee if ____________ is the servicer, plus the amount of any unreimbursed servicing advances made by the servicer, and deposit the purchase price into the Distribution Account on the next succeeding servicer remittance date after deducting therefrom any amounts received in respect of this repurchased mortgage loan or mortgage loans and being held in the Distribution Account for future distribution to the extent these amounts have not yet been applied to principal or interest on the mortgage loan. In addition, the depositor and the originators shall be obligated to indemnify the trust, the owner trustee, the indenture trustee, the collateral agent, the holders of the notes and the note insurer for any third-party claims arising out of a breach by the depositor or the originators of representations or warranties regarding the mortgage loans. The obligation of the depositor and the originators to cure any breach or to substitute or purchase any mortgage loan and to indemnify constitute the sole remedies respecting a material breach of any representation or warranty to the holders of the notes, the indenture trustee, the collateral agent and the note insurer.

PAYMENTS ON THE MORTGAGE LOANS

         The Sale and Servicing Agreement provides that the servicer, for the benefit of the holders of the notes, shall establish and maintain the Collection Account, which will generally be (a) an account maintained with a depository institution or trust company whose long term unsecured debt obligations are rated by each rating agency in one of its two highest rating categories at the time of any deposit therein or (b) trust accounts maintained with a depository institution acceptable to each rating agency and the note insurer. The Sale and Servicing Agreement permits the servicer to direct any depository institution maintaining the Collection Account to invest the funds in the Collection Account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the date on which the servicer is required to transfer the servicer remittance amount from the Collection Account to the Distribution Account, as described below.

         The servicer is obligated to deposit or cause to be deposited in the Collection Account on a daily basis, amounts representing the following payments received and collections made by it after the cut-off date, other than in respect of monthly payments on the mortgage loans due on each mortgage loan up to and including any due date occurring on or prior to the cut-off date:

         o all payments on account of principal, including prepayments of principal;

         o        all payments on account of interest on the mortgage loans;

         o all Liquidation Proceeds and all Insurance Proceeds to the extent the proceeds are not to be applied to the restoration of the mortgaged property or released to the borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices;

         o        all Net REO Proceeds;

         o all other amounts required to be deposited in the Collection Account pursuant to the Sale and Servicing Agreement; and

         o any amounts required to be deposited in connection with net losses realized on investments of funds in the Collection Account.

         The indenture trustee will be obligated to set up an account for each class of notes a distribution account into which the servicer will deposit or cause to be deposited the servicer remittance amount on the _____ day of each month.

         The servicer remittance amount for a servicer remittance date is equal to the sum, without duplication, of

         o all collections of principal and interest on the mortgage loans, including principal prepayments, Net REO Proceeds and Liquidation Proceeds, if any, collected by the servicer during the prior calendar month,

         o all Periodic Advances made by the servicer with respect to payments due to be received on the mortgage loans on the due date and

         o any other amounts required to be placed in the Collection Account by the servicer pursuant to the Sale and Servicing Agreement,

but excluding the following:

         (a) amounts received on particular mortgage loans, for which the servicer has previously made an unreimbursed Periodic Advance, as late payments of interest, or as Net Liquidation Proceeds, to the extent of the unreimbursed Periodic Advance;

         (b) amounts received on a particular mortgage loan for which the servicer has previously made an unreimbursed servicing advance, to the extent of the unreimbursed servicing advance;

         (c)      for the servicer remittance date, the aggregate servicing fee;

         (d) all net income from eligible investment that is held in the Collection Account for the account of the servicer;

         (e) all amounts actually recovered from the servicer in respect of late fees, assumption fees, prepayment fees and similar fees;

         (f)      Net Foreclosure Profits; and

         (g) other amounts which are reimbursable to the servicer, as provided in the Sale and Servicing Agreement.

         The amounts described in clauses (a) through (g) above may be withdrawn by the servicer from the Collection Account on or prior to each servicer remittance date.

OVER-COLLATERALIZATION PROVISIONS

         Over-collateralization Resulting from Cash Flow Structure. The Indenture requires that, starting with the second distribution date, the Excess Interest for a pool of mortgage loans, if any, that is not used to make cross-collateralization payments will be applied on each distribution date as an accelerated payment of principal on the related class of notes, but only to the limited extent hereafter described. The application of Excess Interest as a payment of principal has the effect of accelerating the amortization of a class of notes relative to the amortization of the related pool of mortgage loans. The Excess Interest from a pool of mortgage loans will be used

         o        to reimburse the note insurer for any amounts due to it,

         o as needed to pay Net Mortgage Loan Interest Shortfalls relating to that class,

         o as needed to make cross-collateralization payments in respect of the other pool of mortgage loans,

         o        as a payment of principal to the related  class of notes until
                  the    distribution    date   on   which    the    amount   of
                  over-collateralization has reached the required level, and

         o as needed to fund the Cross-collateralization Reserve Account relating to the other pool of mortgage loans.

Notwithstanding the foregoing, in the event specified tests enumerated in the Indenture are violated, all available Excess Interest will be used as a payment of principal to the related class of notes to accelerate the amortization of the notes.

         The Indenture requires that, starting with the second distribution date, Excess Interest from a pool of mortgage loans that is not used to make cross-collateralization payments will be applied as an accelerated payment of principal on the related class of notes until the Over-collateralized Amount has increased to the level required by the Indenture. After this time, if it is necessary to re-establish the required level of over-collateralization, Excess Interest from each pool of mortgage loans that is not used to make cross-collateralization payments will again be applied as an accelerated payment of principal on the related class of notes. Notwithstanding the foregoing, in the event specified tests enumerated in the Indenture are violated, all available Excess Interest from each pool of mortgage loans will be used as a payment of principal to accelerate the amortization of the related class of notes. Initially, the Over-collateralized Amount of each pool of mortgage loans will be an amount equal to approximately 0.50% of the sum of (x) the aggregate principal balance of the mortgage loans in each pool on the closing date and (y) the original amount on deposit in the related pre-funding account on the closing date.

         In the event that the required level of the Specified Over-collateralized Amount for a pool of mortgage loans is permitted to decrease or "step down" on a distribution date in the future, the Indenture provides that a portion of the principal which would otherwise be distributed to the holders of the related class of notes on the distribution date shall instead be distributed in the priority described in this prospectus supplement under "--Flow of Funds." This has the effect of decelerating the amortization of the related class of notes relative to the amortization of that pool of mortgage loans, and of reducing the

Over-collateralized   Amount.   If,  on  any   distribution   date,  the  Excess
Over-collateralized Amount is, or, after taking into account all other distributions to be made on the distribution date would be, greater than zero -- i.e., the Over-collateralized Amount is or would be greater than the related Specified Over-collateralized Amount -- then any amounts relating to principal which would otherwise be distributed to the holders of the related class of notes on this distribution date shall instead be distributed in the priority described in this prospectus supplement under "--Flow of Funds", in an amount equal to the Over-collateralization Reduction Amount.

         The Indenture provides that, on any distribution date, all amounts collected on account of principal -- other than any such amount applied to the payment of an Over-collateralization Reduction Amount -- for each pool of mortgage loans during the a due period of the prior calendar month will be distributed to the holders of the related class of notes on the distribution date. In addition, the Sale and Servicing Agreement provides that the principal balance of any mortgage loan which becomes a Liquidated Mortgage Loan shall then equal zero. The Sale and Servicing Agreement does not contain any rule which requires that the amount of any Liquidated Loan Loss be distributed to the holders of the related class of notes on the distribution date which immediately follows the event of loss; i.e., the Sale and Servicing Agreement does not require the current recovery of losses. However, the occurrence of a Liquidated Loan Loss will reduce the Over-collateralized Amount for that pool of mortgage loans, which, to the extent that the reduction causes the Over-collateralized Amount to be less than the Specified Over-collateralized Amount applicable to the related distribution date, will require the payment of an
Over-collateralization Increase Amount on that distribution date, or, if insufficient funds are available on that distribution date, on subsequent distribution dates, until the Over-collateralized Amount equals the related Specified Over-collateralized Amount. The effect of the foregoing is to allocate losses to the holders of the related trust certificates by reducing, or eliminating entirely, payments of Excess Interest and Over-collateralization Reduction Amounts which the holders would otherwise receive.

         Over-collateralization and the Note Insurance Policy. The Indenture requires the indenture trustee to make a claim for an Insured Payment under the note insurance policy not later than the third business day prior to any distribution date as to which the indenture trustee has determined that an Over-collateralization Deficit will occur for the purpose of applying the proceeds of the Insured Payment as a payment of principal to the holders of the related class of notes on that distribution date. The note insurer has the option on any distribution date to make a payment of principal, including in respect of Liquidated Loan Losses, up to the amount that would have been payable to the holders of the notes if sufficient funds were available thereof. Additionally, under the terms of the Indenture, the note insurer will have the option to cause Excess Interest to be applied without regard to any limitation upon the occurrence of particular trigger events, or in the event of an "event of default" under the Insurance Agreement. However, investors in the notes should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no distributions of principal.

CROSS-COLLATERALIZATION PROVISIONS

         Cross-collateralization Payments. On each distribution date, available Excess Interest from a pool of mortgage loans, if any, will be paid to the holders of the class of notes relating to the other pool of mortgage loans to the extent of the Shortfall Amount for the other pool. The cross-collateralization provisions of the transaction are limited to the payment of specified credit losses, certain interest shortfalls and any amounts due the note insurer. Excess Interest from one pool of mortgage loans will not be used to build over-collateralization for the other pool of mortgage loans.

         Cross-collateralization Reserve Account. Each class of notes will have the benefit of a Cross-collateralization Reserve Account. On each distribution date, available Excess Interest from a pool of mortgage loans, if any, will be paid into the Cross-collateralization Reserve Account relating to the other pool of mortgage loans, until the amount of funds on deposit therein equals the Specified Reserve Amount for the other pool. If the amount on deposit in the Cross-collateralization Reserve Account for a pool of mortgage loans on any distribution date exceeds the Specified Reserve Amount for the pool and the distribution date, the amount of this excess shall be distributed in the priority described in this prospectus supplement under "--Flow of Funds."

         Funds on deposit in a Cross-collateralization Reserve Account will be used on any distribution date to make payments in respect of the Shortfall Amount for either pool, to the extent that there is no Excess Interest available therefor on that distribution date.

FLOW OF FUNDS

         On each distribution date, the indenture trustee, based solely on the information received from the servicer in the servicer remittance report prior to the distribution date, shall make payments in respect of each pool of mortgage loans to the holders of the related class of notes and reimbursement to the note insurer under the Insurance Agreement, to the extent of funds, including any Insured Payments, on deposit in the related Distribution Account, as follows:

         (a) to the indenture trustee, an amount equal to the fees then due to it for the related class of notes;

         (b) from amounts then on deposit in the related Distribution Account, excluding any Insured Payments, to the note insurer the Reimbursement Amount as of that distribution date;

         (c) from amounts then on deposit in the related Distribution Account, the Interest Distribution Amount for the related class of notes;

         (d) from amounts then on deposit in the related Distribution Account, the Principal Distribution Amount for the related class of notes, until the principal balance of the class of notes is reduced to zero;

         (e) from amounts then on deposit in the related Distribution Account the amount of any Net Mortgage Loan Interest Shortfalls for the related class of notes;

         (f) from amounts then on deposit in the related Distribution Account, to the holders of the other class of notes, the Shortfall Amount for the other class;

         (g) from amounts then on deposit in the related Distribution Account, to the Cross-collateralization Reserve Account relating to the other class of notes, the amount necessary for the balance of the account to equal the Specified Reserve Amount; and

         (h) following the making by the indenture trustee of all allocations, transfers and disbursements described above, to the holders of the related trust certificates, the amount remaining on the distribution date in the related Distribution Account, if any.

EVENTS OF DEFAULT

         Upon the occurrence of an event of default, the indenture trustee, upon the direction of the majority holders -- which shall be the note insurer in the absence of a default by the note insurer under the Insurance Agreement -- shall declare or, with respect to an event of default described in clauses (1) through
(7) below, the occurrence shall result in the automatic declaration of, the aggregate outstanding principal balance of all the notes to be due and payable together with all accrued and unpaid interest thereon without presentment, demand, protest or other notice of any kind, all of which are waived by the trust. An event of default, wherever used in this prospectus supplement, means any one of the following events:

                  1. the trust shall fail to distribute or cause to be distributed to the indenture trustee, for the benefit of the holders of the notes, on any distribution date, all or part of any Interest Distribution Amount due on the notes on the distribution date and all or a part of any Net Mortgage Loan Interest Shortfalls due on the notes on the distribution date;

                  2. the trust shall fail to distribute or cause to be distributed to the indenture trustee, for the benefit of the holders of the notes, (x) on any distribution date an amount equal to the principal due on the outstanding notes on the distribution date, to the extent that sufficient funds are on deposit in the Collection Account or (y) on the final stated maturity date for any class of notes, the aggregate outstanding principal balance of the related class of notes.

                  3. the trust shall breach or default in the due observance of any one or more of the negative covenants under the Indenture.

                  4. the trust shall consent to the appointment of a custodian, receiver, trustee or liquidator, or other similar official, of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, or a court of competent jurisdiction shall determine that the trust is generally not paying its debts as they come due, or the trust shall make a general assignment for the benefit of creditors;

                  5. the trust shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws, as now or hereafter in effect, or an answer admitting the material allegation of a petition filed against the trust in any such proceeding, or the trust shall, by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors;

                  6. an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent, express or legally implied, of the trust, a custodian, receiver, trustee or liquidator, or other similar official, of the trust or any substantial part of its property, or sequestering any substantial part of its respective property, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of ninety days after the date of entry thereof; or

                  7. a petition against the trust in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within ninety days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of debtors which may apply to the trust, any court of competent jurisdiction shall assume jurisdiction, custody or control of the trust or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of ninety days.

REPORTS TO NOTEHOLDERS

         Pursuant to the Indenture, on each distribution date the indenture trustee will deliver to the servicer, the note insurer, the depositor and each holder of a note or a trust certificate a written remittance report containing information including, without limitation, the amount of the distribution on the distribution date, the amount of the distribution allocable to principal and allocable to interest, the aggregate outstanding principal balance of the notes as of the distribution date, the amount of any Insured Payment included in the distributions on the distribution date and any other information as required by the Indenture.

AMENDMENT

         The Indenture may be amended from time to time by the trust and the indenture trustee by written agreement, upon the prior written consent of the note insurer, without notice to, or consent of, the holder of the notes, to cure any ambiguity, to correct or supplement any provisions in this prospectus supplement, to comply with any changes in the Code, or to make any other provisions concerning matters or questions arising under the Indenture which shall not be inconsistent with the provisions of the Indenture. This action shall not, as evidenced by an opinion of counsel delivered to, but not obtained at the expense of, the indenture trustee, adversely affect in any material respect the interests of any holder of the notes. In addition, no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on any note without the consent of the holder of the note, or change the rights or obligations of any other party to the Indenture without the consent of that party.

         The Indenture may be amended from time to time by the trust and the indenture trustee with the consent of the note insurer, and the holders of the majority of the percentage interest of the notes and trust certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders. In addition, no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on any note without the consent of the holder of the note or reduce the percentage for each class whose holders are required to consent to any such amendment without the consent of the holders of 100% of each class of notes affected thereby.

         The Loan Sale Agreement and the Sale and Servicing Agreement contain substantially similar restrictions regarding amendment.

                         SERVICING OF THE MORTGAGE LOANS

THE SERVICER

         ____________  will  act as the  servicer  of the  mortgage  loan  pools
____________ and ____________ will act as subservicers for a portion of the mortgage loans. See "The Originators, the Depositor, the Servicer and the Subservicer" in this prospectus supplement. The servicer and the subservicers will service the mortgage loans on behalf of the trust, for the benefit of the note insurer and the holders of the notes and will be required to use the same care as they customarily employ in servicing and administering mortgage loans for their own account, in accordance with accepted mortgage servicing practices of prudent lending institutions, and giving due consideration to the reliance of the note insurer and the holders of the notes on them.

SERVICING FEES AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         As compensation for its activities as servicer under the Sale and Servicing Agreement, the servicer shall be entitled to a servicing fee for each mortgage loan, which shall be payable monthly from amounts on deposit in the Collection Account. The servicing fee shall be an amount equal to interest at one-twelfth of the servicing fee rate for the mortgage loan on the outstanding principal balance of the mortgage loan. The servicing fee rate for each mortgage loan will be 0.50% per annum. In addition, the servicer shall be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the mortgage notes, any late payment charges, assumption fees, prepayment fees or similar items. The servicer shall also be entitled to withdraw from the Collection Account any net interest or other income earned on deposits therein. The servicer shall pay all expenses incurred by it in connection with its servicing activities under the Sale and Servicing Agreement and shall not be entitled to reimbursement therefor except as specifically provided in the Sale and Servicing Agreement.

PERIODIC ADVANCES AND SERVICER ADVANCES

         Periodic Advances. Subject to the servicer's determination that the action would not constitute a nonrecoverable advance, the servicer is required to make Periodic Advances on each servicer remittance date. This Periodic Advances by the servicer are reimbursable to the servicer subject to a number of conditions and restrictions, and are intended to provide both sufficient funds for the payment of interest to the holders of the notes, plus an additional amount intended to maintain a specified level of over-collateralization and to pay the indenture trustee's fees, and the premium due the note insurer. Notwithstanding the servicer's good faith determination that a Periodic Advance was recoverable when made, if the Periodic Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement therefor from the trust estate. See "Description of the Notes -- Payments on the Mortgage Loans" in this prospectus supplement.

         Servicing Advances. Subject to the servicer's determination that the action would not constitute a nonrecoverable advance and that a prudent mortgage lender would make a like advance if it or an affiliate owned the mortgage loan, the servicer is required to advance amounts on the mortgage loans constituting "out-of-pocket" costs and expenses relating to

         o        the preservation and restoration of the mortgaged property,

         o        enforcement proceedings, including foreclosures,

         o expenditures relating to the purchase or maintenance of a first lien not included in the trust estate on the mortgaged property, and

         o        other  customary  amounts  described in the Sale and Servicing
                  Agreement.

         These servicing advances by the servicer are reimbursable to the servicer subject to a number of conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made, that it would not be a nonrecoverable advance, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement therefor from the trust estate.

         Recovery of Advances. The servicer may recover Periodic Advances and servicing advances to the extent permitted by the Sale and Servicing Agreement or, if not recovered from the mortgagor on whose behalf the servicing advance or Periodic Advance was made, from late collections on the mortgage loan, including Liquidation Proceeds, Insurance Proceeds and any other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a Periodic Advance or a servicing advance becomes a nonrecoverable advance, the servicer may be reimbursed for the advance from the Distribution Account.

         The servicer shall not be required to make any Periodic Advance or servicing advance which it determines would be a nonrecoverable Periodic Advance or nonrecoverable servicing advance. A Periodic Advance or servicing advance is "nonrecoverable" if in the good faith judgment of the servicer, the Periodic Advance or servicing advance would not ultimately be recoverable.

PREPAYMENT INTEREST SHORTFALLS

         Not later than the close of business on the _____ day of each month, the servicer is required to remit to the indenture trustee a payment of Compensating Interest in respect of Prepayment Interest Shortfalls and shall not have the right to reimbursement therefor. Insured Payments do not cover Prepayment Interest Shortfalls.

CIVIL RELIEF ACT INTEREST SHORTFALLS

         The reduction, if any, in interest payable on the mortgage loans in the applicable pool attributable to the application of the Civil Relief Act will not reduce the amount of Current Interest due to the holders of the class A-1 notes or class A-2 notes, respectively. However, in the event the full amount of Current Interest is not available on any distribution date due to Civil Relief Act interest shortfalls in the applicable pool, the amount of this shortfall will not be covered by the note insurance policy. These shortfalls in Current Interest will be paid from the Excess Interest, if any, otherwise payable in respect of over-collateralization, cross-collateralization or to the holder of the trust certificate relating to the applicable pool. See "Risk Factors -- Legal Considerations" in this prospectus supplement.

OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS

         The depositor, or any affiliate of the depositor, has the option, but is not obligated, to purchase from the trust any mortgage loan ninety days or more delinquent at a purchase price equal to the outstanding principal balance thereof as of the date of purchase, plus all accrued and unpaid interest on the principal balance, computed at the mortgage interest rate -- net of the servicing fee, if ________ is the servicer -- plus the amount of any unreimbursed Periodic Advances and servicing advances made by the servicer for the mortgage loan in accordance with the provisions specified in the Sale and Servicing Agreement.

SERVICER REPORTS

         On each servicer remittance date, the servicer is required to deliver to the note insurer, the indenture trustee, and the collateral agent, a servicer remittance report setting forth the information necessary for the indenture trustee to make the distributions described under "--Flow of Funds" in this prospectus supplement and containing the information to be included in the indenture trustee's remittance report for that distribution date.

         The servicer is required to deliver to the note insurer, the indenture trustee, the collateral agent, S&P and Moody's, not later than April 30th of each year, starting in ___________, an officer's certificate stating that

         o the servicer has fully complied with the servicing provisions of the Sale and Servicing Agreement,

         o a review of the activities of the servicer during the preceding calendar year and of performance under the Sale and Servicing Agreement has been made under the officer's supervision, and

         o to the best of the officer's knowledge, based on that review, the servicer has fulfilled all its obligations under the Sale and Servicing Agreement for that year, or, if there has been a default in the fulfillment of any obligation, specifying each default known to that officer and the nature and status thereof including the steps being taken by the servicer to remedy the default.

         Not later than April 30th of each year, the servicer, at its expense, is required to cause to be delivered to the note insurer, the indenture trustee, the collateral agent, S&P and Moody's from a firm of independent certified public accountants, who may also render other services to the servicer, a statement to the effect that the firm has examined certain documents and records relating to the servicing of the mortgage loans during the preceding calendar year, or any longer period from the closing date to the end of the following calendar year, and that, on the basis of the examination conducted substantially in compliance with generally accepted auditing standards and the requirements of the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac, the servicing has been conducted in compliance with the Sale and Servicing Agreement except for any significant exceptions or errors in records that, in the opinion of the firm, generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac require it to report, in which case the exceptions and errors shall be so reported.

COLLECTION AND OTHER SERVICING PROCEDURES

         The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the Sale and Servicing Agreement, follow the collection procedures as it follows for loans held for its own account which are comparable to the mortgage loans. Consistent with the above, the servicer may, in its discretion, (a) waive any late payment charge and (b) arrange with a mortgagor a schedule for the liquidation of delinquencies, subject to the provisions of the Sale and Servicing Agreement.

         If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless it reasonably believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law. If it reasonably believes it may be restricted for any reason from enforcing any "due-on-sale" clause, the servicer may enter into an assumption and modification agreement with the person to whom the property has been or is about to be conveyed, pursuant to which that person becomes liable under the mortgage note.

         Any fee collected by the servicer for entering into an assumption agreement will be retained by the servicer as additional servicing compensation. In connection with any assumption, the mortgage interest rate borne by the mortgage note relating to each mortgage loan may not be decreased. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Servicing -- Enforcement of Due-on-Sale Clauses" in the accompanying prospectus.

HAZARD INSURANCE

         The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy with coverage which contains a standard mortgagee's clause in an amount equal to the lesser of (a) the maximum insurable value of the mortgaged property or (b) the principal balance of the mortgage loan plus the outstanding balance of any mortgage loan senior to the mortgage loan, but in no event may this amount be less than is necessary to prevent the borrower from becoming a coinsurer thereunder. As stated above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, to the extent they constitute Net Liquidation Proceeds or Insurance Proceeds, will ultimately be deposited in the related Distribution Account. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The Sale and Servicing Agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy issued by an insurer acceptable to the rating agencies insuring against losses on the mortgage loans. If this blanket policy contains a deductible clause, the servicer is obligated to deposit in the related Distribution Account the sums which would have been deposited therein but for that clause.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases, vandalism. The foregoing list is merely indicative of the types of uninsured risks and is not intended to be all-inclusive.

         The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, that clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of
(a) the replacement cost of the improvements less physical depreciation or (b) this proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of these improvements.


         Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing thereon decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.



REALIZATION UPON DEFAULTED MORTGAGE LOANS

         The servicer will foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans as come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with the foreclosure or other conversion, the servicer will follow the practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the Sale and Servicing Agreement; although the servicer will not expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the foreclosure, correction or restoration is determined to increase Net Liquidation Proceeds.

REMOVAL AND RESIGNATION OF THE SERVICER

         The note insurer may, pursuant to the Sale and Servicing Agreement, remove the servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clauses (g), (h) or (i) below and the indenture trustee, only at the direction of the note insurer or the majority holders of notes, with the consent of the note insurer, in the case of any direction of the majority holders, may remove the servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clause (a), (b), (c), (d), (e) or (f) below. Each of the following constitutes a servicer event of default:

         (a) any failure by the servicer to remit to the indenture trustee any payment required to be made by the servicer under the terms of the Sale and Servicing Agreement, other than servicing advances covered by clause (b) below, which continues unremedied for one business day after the date upon which written notice of any failure, requiring the same to be remedied, shall have been given to the servicer and the note insurer by the indenture trustee or to the servicer and the indenture trustee by the note insurer or the holders of notes evidencing percentage interests of at least 25%;

         (b) the failure by the servicer to make any required servicing advance which failure continues unremedied for a period of thirty days after the date on which written notice of any failure, requiring the same to be remedied, shall have been given to the servicer by the indenture trustee or to the servicer and the indenture trustee by any holder of a note or the note insurer;

         (c) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the Sale and Servicing Agreement, or the failure of any representation and warranty enumerated in the Sale and Servicing Agreement, which continues unremedied for a period of thirty days after the date on which written notice of any failure, requiring the same to be remedied, shall have been given to the servicer by the indenture trustee, or to the servicer and the indenture trustee by any holder of a note or the note insurer;

         (d) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the servicer and this decree or order shall have remained in force, undischarged or unstayed for a period of sixty days;

         (e) the servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property;

         (f) the servicer shall admit in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

         (g) the delinquency or loss experience of the mortgage loans exceeds levels specified in the Sale and Servicing Agreement;

         (h) the note insurer shall notify the indenture trustee of any "event of default" under the Insurance Agreement; or

         (i)      the occurrence of an event of default under the Indenture.

         The servicer may not assign its obligations under the Sale and Servicing Agreement nor resign from the obligations and duties thereby imposed on it except by mutual consent of the servicer, _______, if _______ is not the servicer, the note insurer, the collateral agent and the indenture trustee, or upon the determination that the servicer's duties thereunder are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence, in the reasonable judgment of the note insurer, of unreasonable expense. No such resignation shall become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the Sale and Servicing Agreement.

         Upon removal or resignation of the servicer, the indenture trustee will be the successor servicer. The indenture trustee, as successor servicer, will be obligated to make Periodic Advances and servicing advances and other advances unless it determines reasonably and in good faith that the advances would not be recoverable. If, however, the indenture trustee is unwilling or unable to act as successor servicer, or if the majority holders, with the consent of the note insurer, or the note insurer so requests, the indenture trustee shall appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the Sale and Servicing Agreement and subject to the approval of the note insurer, any established mortgage loan servicing institution acceptable to the note insurer having a net worth of not less than $____________ as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the servicer.

         Pursuant to the Sale and Servicing Agreement, the servicer covenants and agrees to act as the servicer for an initial term from the closing date to ____________, which term will be extendable by the note insurer by notice to the indenture trustee for successive terms of three calendar months each, until the termination of the trust estate. The servicer will, upon its receipt of each notice of extension, become bound for the duration of the term covered by the extension notice to continue as the servicer subject to and in accordance with the other provisions of the Sale and Servicing Agreement. If as of the fifteenth day prior to the last day of any term of the servicer the indenture trustee shall not have received any extension notice from the note insurer, the indenture trustee will, within five days thereafter, give written notice of non-receipt to the note insurer and the servicer. The note insurer has agreed to extend each three month term of the servicer, in the absence of a servicer event of default under the Sale and Servicing Agreement.

         The indenture trustee and any other successor servicer in that capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation as the servicer. See "--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

OPTIONAL CLEAN-UP CALL ON THE NOTES

         The servicer may, at its option, call the class A-1 notes or the class A-2 notes, separately, on the Note Clean-up Call Date by depositing an amount equal to the aggregate outstanding principal balance of the class of notes on that distribution date, plus accrued and unpaid interest thereon, and any unpaid amounts due the note insurer in respect of the class of notes into the related Distribution Account. The mortgage loans relating to the redeemed class will remain pledged to the indenture trustee, for the benefit of the holders of the notes, to secure the cross-collateralization obligations of the trust with regard to the other class.

TERMINATION; PURCHASE OF MORTGAGE LOANS

         The Indenture will terminate upon notice to the indenture trustee of either: (a) the later of the distribution to noteholders of the final payment or collection on the last mortgage loan, or Periodic Advances of same by the servicer, or the disposition of all funds from the last mortgage loan and the remittance of all funds due under the Indenture and the payment of all amounts due and payable to the note insurer, the collateral agent and the indenture trustee or (b) mutual consent of the servicer, the note insurer and all holders in writing. In no event will the trust terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the Trust Agreement.

         Subject to provisions in the Indenture concerning adopting a plan of complete liquidation, the servicer may, at its option and at its sole cost and expense, terminate the Indenture on any date on which the aggregate principal balance of the mortgage loans is less than 10% of the sum of (x) the aggregate original principal balance of the mortgage loans purchased on the closing date and (y) the original amount on deposit in the pre-funding accounts, by purchasing, on the next succeeding distribution date, all of the outstanding mortgage loans and REO Properties at a price equal to the sum of

         o 100% of the principal balance of each outstanding mortgage loan and each REO property,

         o the greater of (a) the aggregate amount of accrued and unpaid interest on the mortgage loans through the due period and (b) thirty days' accrued interest thereon computed at a rate equal to the mortgage interest rate, in each case net of the servicing fee,

         o any unreimbursed amounts due to the note insurer under the Indenture, the Sale and Servicing Agreement, the Insurance Agreement and, without duplication, accrued and unpaid Insured Payments, and

         o        the indenture trustee's fees.

Any such purchase shall be accomplished by depositing into each Distribution Account the portion of the purchase price specified above which relates to the class of notes. No such termination is permitted without the prior written consent of the note insurer if it would result in a draw on the note insurance policy.

                            THE NOTE INSURANCE POLICY

         The following summary of the terms of the note insurance policy does not purport to be complete and is qualified in its entirety by reference to the note insurance policy. A form of the note insurance policy may be obtained, upon request, from the depositor.

         Simultaneously with the issuance of the notes, the note insurer will deliver the note insurance policy to the indenture trustee, for the benefit of the holders of the notes. Under the note insurance policy, the note insurer will irrevocably and unconditionally guarantee payment on each distribution date to the indenture trustee, for the benefit of the holders of the notes, of the Insured Distribution Amounts for the related class of notes calculated in accordance with the original terms of the notes when issued and without regard to any amendment or modification of the notes or the Indenture except amendments or modifications to which the note insurer has given its prior written consent. In addition, for any distribution date occurring on a date when an event of default under the Insurance Agreement, as described below, has occurred and is continuing or a date on or after the first date on which a claim is made under the note insurance policy, the note insurer at its sole option, may pay any or all of the outstanding principal balance of the notes. Mortgage Loan Interest Shortfalls will not be covered by payments under the note insurance policy.

         Payment of claims under the note  insurance  policy will be made by the note insurer following receipt by the note insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon, New York City time, on the second business day following receipt of notice for payment, and (b) 12:00 noon, New York City time, on the relevant distribution date.

         If any payment of an amount guaranteed by the note insurer pursuant to the note insurance policy is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law the note insurer will pay the amount out of the funds of the note insurer on the later of

         o the date when due to be paid pursuant to the bankruptcy order referred to below or

         o        the first to occur of

                  o the fourth business day following receipt by the note insurer from the indenture trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that a holder is required to return principal or interest distributed on a note during the term of the note insurance policy because these distributions were avoidable preferences under applicable bankruptcy law, (B) a certificate of the holder(s) that the bankruptcy order has been entered and is not subject to any stay, and (C) an assignment duly executed and delivered by the holder(s), in such form as is reasonably required by the note insurer and provided to the holder(s) by the note insurer, irrevocably assigning to the note insurer all rights and claims of the holder(s) relating to or arising under the notes against the debtor which made the preference payment or otherwise concerning the preference payment, or

                  o the date of receipt by the note insurer from the indenture trustee of the items referred to in clauses
                           (A), (B) and (C) above if, at least four business days prior to the date of receipt, the note insurer shall have received written notice from the indenture trustee that these items were to be delivered on that date and that date was specified in the notice.

         This payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the bankruptcy order and not to the indenture trustee or any holder directly -- unless a holder has previously paid the amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the bankruptcy order, in which case the payment shall be disbursed to the indenture trustee for distribution to the holder upon proof of the payment reasonably satisfactory to the note insurer.

         The terms "receipt" and "received," with respect to the note insurance policy, means actual delivery to the note insurer and to its fiscal agent appointed by the note insurer at its option, if any, prior to 12:00 p.m., New York City time, on a business day; delivery either on a day that is not a business day or after 12:00 p.m., New York City time, shall be deemed to be receipt on the next succeeding business day. If any notice or certificate given under the note insurance policy by the indenture trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been received, and the note insurer or the fiscal agent shall promptly so advise the indenture trustee and the indenture trustee may submit an amended notice.

         Under the note insurance policy, "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the City of New York, New York or the State of New York, are authorized or obligated by law or executive order to be closed. The note insurer's obligations under the note insurance policy to make Insured Payments shall be discharged to the extent funds are transferred to the indenture trustee as provided in the note insurance policy, whether or not the funds are properly applied by the indenture trustee.

         The note insurer shall be subrogated to the rights of each holder to receive payments of principal and interest, as applicable, with respect to distributions on the notes to the extent of any payment by the note insurer under the note insurance policy. To the extent the note insurer makes Insured Payments, either directly or indirectly, as by paying through the indenture trustee, to the holders of notes, the note insurer will be subrogated to the rights of the holders, as applicable, with respect to this Insured Payment and shall be deemed to the extent of the payments so made to be a registered holder for purposes of payment.

         Claims under the note insurance policy will rank equally with any other unsecured debt and unsubordinated obligations of the note insurer except for particular obligations in respect of tax and other payments to which preference is or may become afforded by statute. Claims against the note insurer under the note insurance policy constitute pari passu claims against the general assets of the note insurer. The terms of the note insurance policy cannot be modified or altered by any other agreement or instrument, or by the merger, consolidation or dissolution of the trust. The note insurance policy is governed by the laws of the State of New York. The note insurance policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         To the fullest extent permitted by applicable law, the note insurer agrees under the note insurance policy not to assert, and waives, for the benefit of each holder, all its rights, whether by counterclaim, setoff or otherwise, and defenses, including, without limitation, the defense of fraud, whether acquired by subrogation, assignment or otherwise, to the extent that these rights and defenses may be available to the note insurer to avoid payment of its obligations under the note insurance policy in accordance with the express provisions of the note insurance policy.

         Pursuant to the terms of the Indenture, unless a note insurer default exists, the note insurer shall be deemed to be the holder of the notes for all purposes, other than for payment on the notes, will be entitled to exercise all rights of the holders thereunder, without the consent of the holders, and the holders may exercise these rights only with the prior written consent of the note insurer. In addition, the note insurer will, as a third-party beneficiary to the Indenture, the Sale and Servicing Agreement and the Loan Sale Agreement, have, among others, the following rights:

         o the right to give notices of breach or to terminate the rights and obligations of the servicer under the Sale and Servicing Agreement in the event of a servicer event of default and to institute proceedings against the servicer;

         o the right to consent to or direct any waivers of defaults by the servicer;

         o the right to remove the indenture trustee pursuant to the Indenture;

         o the right to direct the actions of the indenture trustee during the continuation of a servicer default;

         o the right to require the depositor to repurchase mortgage loans for breach of representation and warranty or defect in documentation;

         o the right to direct foreclosures upon the failure of the servicer to do so in accordance with the Sale and Servicing Agreement;

         o the right to direct all matters relating to a bankruptcy or other insolvency proceeding involving the depositor; and

         o the right to direct the indenture trustee to investigate specified matters.

         The note insurer's consent will be required prior to, among other things, (x) the removal of the indenture trustee, (y) the appointment of any successor indenture trustee or servicer or (z) any amendment to the Indenture or the Sale and Servicing Agreement.

         The trust, the depositor, the servicer, the originators and the note insurer will enter into the Insurance Agreement pursuant to which the trust, the depositor, the servicer and the originators will agree to reimburse, with interest, the note insurer for amounts paid pursuant to claims under the note insurance policy. The payment obligations shall be non-recourse obligations of the depositor, the originators, the trust and the servicer and shall be payable only from monies available for the payment in accordance with the provisions of the Indenture. The servicer will further agree to pay the note insurer all reasonable charges and expenses which the note insurer may pay or incur relative to any amounts paid under the note insurance policy or otherwise in connection with the transaction and to indemnify the note insurer against specified liabilities. Except to the extent provided therein, amounts owing under the Insurance Agreement will be payable solely from the trust estate. An "event of default" under the Insurance Agreement will constitute an event of default under the Indenture and a servicer event of default under the Sale and Servicing Agreement and allow the note insurer, among other things, to direct the indenture trustee to terminate the servicer. An "event of default" under the Insurance Agreement includes:

         o the originators', the depositor's or the servicer's failure to pay when due any amount owed under the Insurance Agreement or other documents,

         o the inaccuracy or incompleteness in any material respect of any representation or warranty of the originators, the depositor or the servicer in the Insurance Agreement, the Sale and Servicing Agreement, the Indenture or other documents,

         o the originators', the depositor's or the servicer's failure to perform or to comply with any covenant or agreement in the Insurance Agreement, the Sale and Servicing Agreement, the Indenture and other documents,

         o a finding or ruling by a governmental authority or agency that the Insurance Agreement, the Sale and Servicing Agreement, the Indenture or other documents are not binding on the originators, the depositor or the servicer,

         o the originators', the depositor's or the servicer's failure to pay its debts in general or the occurrence of specified events of insolvency or bankruptcy with respect to the depositor or the servicer, and

         o the occurrence of specified "performance test violations" designed to measure the performance of the mortgage loans.

                                THE NOTE INSURER

         The following information has been obtained from _____________________ and has not been verified by the originators, the servicer, the depositor or the underwriter. No representation or warranty is made by the depositor, the originators, the servicer, the depositor or the underwriter with respect thereto.

THE NOTE INSURER

         ____________ is a monoline insurance company incorporated in ______ under the laws of the State of ____________. ________________________ is
licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

         ___________ and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities -- thereby enhancing the credit rating of those securities -- in consideration for the payment of a premium to the insurer. ____________ and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential or commercial mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. ____________ insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy ____________ underwriting criteria.

         The  principal   executive  offices  of  ____________  are  located  at
________________________,   and  its  telephone   number  at  that  location  is
____________.

REINSURANCE

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by ____________ or any of its domestic operating insurance company subsidiaries are generally reinsured among these companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, ____________ reinsures a portion of its liabilities under some of its financial guaranty insurance policies with other reinsurers under various treaties and on a transaction-by-transaction basis. This reinsurance is utilized by ____________ as a risk management device and to comply with statutory and rating agency requirements; it does not alter or limit ____________ obligations under any financial guaranty insurance policy.

RATINGS

         ____________ insurance financial strength is rated "Aaa" by Moody's and
____________ insurer financial strength is rated "AAA" by Standard & Poor's and Standard & Poor's (Australia) Pty. Ltd. ____________ claims-paying ability is rated "AAA" by Fitch IBCA, Inc. and Japan Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by the rating agencies.

CAPITALIZATION

         The following table sets forth the capitalization of ____________ and its wholly owned subsidiaries on ____________ the basis of generally accepted accounting principles as of ____________:

                            [Note insurer to provide]

         For further information concerning ____________, see the Consolidated Financial Statements of ____________, and the notes thereto, incorporated by reference in this prospectus supplement. ____________ financial statements are included as exhibits to the annual report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Commission by ____________ and may be reviewed at the EDGAR website maintained by the Commission. Copies of the statutory quarterly and annual statements filed with the State of ____________ Insurance Department by ____________ are available upon request to the State of ____________ Insurance Department.

INSURANCE REGULATION

         ____________ is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of ____________, its state of domicile. In addition, ____________ and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of ____________, ____________ is subject to Article __ of the ____________ Insurance Law which, among other things, limits the business of each such insurer to financial guaranty insurance and related lines, requires that each such insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such insurer, and limits the size of individual transactions -- "single risks" -- and the volume of transactions -- "aggregate risks" -- that may be underwritten by each such insurer. Other provisions of the ____________ Insurance Law, applicable to non-life insurance companies such as ____________, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

                       PREPAYMENT AND YIELD CONSIDERATIONS

         The weighted average life of, and, if purchased at other than par, the yield to maturity on, a note will be directly related to the rate of payment of principal of the mortgage loans, including for this purpose voluntary payment in full of mortgage loans prior to stated maturity, liquidations due to defaults, casualties and condemnations, and repurchases of or substitutions for mortgage loans by ____________ or an affiliate of ____________ as required or permitted under the Indenture, the Sale and Servicing Agreement or the Loan Sale Agreement.

         The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans and the extent of the mortgagors' equity in these properties, and changes in the mortgagors' housing needs, job transfers and unemployment.

         The rate of prepayments on conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing interest rates fall significantly below the interest rates of some mortgage loans at the time of origination, these mortgage loans may be subject to higher prepayment rates than if prevailing rates remain at or above those at the time these mortgage loans were originated. Conversely, if prevailing interest rates rise appreciably above the interest rates of some mortgage loans at the time of origination, these mortgage loans may experience a lower prepayment rate than if prevailing rates remain at or below those at the time these mortgage loans were originated. However, there can be no assurance that the mortgage loans will conform to the prepayment experience of conventional mortgage loans or to any past prepayment experience or any published prepayment forecast. No assurance can be given as to the level of prepayments on mortgage loans that the trust estate will experience.

         As indicated above, if purchased at other than par, the yield to maturity on a note will be affected by the rate of the payment of principal on the mortgage loans. If the actual rate of payments on the mortgage loans is slower than the rate anticipated by an investor who purchases a note at a discount, the actual yield to the investor will be lower than the investor's anticipated yield. If the actual rate of payments on the mortgage loans is faster than the rate anticipated by an investor who purchases a note at a premium, the actual yield to the investor will be lower than the investor's anticipated yield.

         The final stated maturity date is expected to be ____________ for the class A-1 notes and the class A-2 notes. Each final stated maturity date was calculated using the assumption that the final stated maturity date is thirteen months after the final stated maturity date of the mortgage loan having the latest maturity date in each pool and assuming a subsequent mortgage loan having a final stated maturity date of ____________ is purchased by the trust and included in each pool. The weighted average life of the notes is likely to be shorter than would be the case if payments actually made on the mortgage loans conformed to the foregoing assumptions, and the final distribution date for any class of the notes could occur significantly earlier than the final stated maturity date because:

         o        prepayments,   including,   for  this   purpose,   prepayments
                  attributable to foreclosure, liquidation, repurchase and the like, on mortgage loans are likely to occur,

         o thirteen months have been added to obtain the final stated maturity date above,

         o        the  over-collateralization   provisions  of  the  transaction
                  result in the application of Excess Interest to the payment of principal;

         o the servicer may cause a liquidation of the trust estate when the aggregate outstanding principal amount of the mortgage loans is less than 10% of the sum of (a) the aggregate principal balance of the mortgage loans purchased on the closing date and (b) the original amount on deposit in the pre-funding accounts; and

         o the servicer may, at its option, call the class A-1 notes or the class A-2 notes, separately, when the aggregate outstanding principal balance of the class A-1 notes or the class A-2 notes, respectively, is equal to or less than 10% of the aggregate original principal balance of the class A-1 notes or the class A-2 notes, respectively.

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of the security is scheduled to be repaid to an investor. The weighted average life of the notes will be influenced by the rate at which principal of the mortgage loans is paid, which may be in the form of scheduled amortization or prepayments -- for this purpose, the term "prepayment" includes liquidations due to default.

         Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard. The model used in this prospectus supplement, Home Equity Prepayment or HEP, is a prepayment assumption which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of the mortgage loans. For example, 25% HEP assumes a constant prepayment rate of 2.5% per annum of the then outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans and an additional 2.5% per annum in each month thereafter up to and including the tenth month. Beginning in the eleventh month and in each month thereafter during the life of the mortgage loans, 25% HEP assumes a constant prepayment rate of 25% per annum. As used in the table below, 0% prepayment assumption assumes prepayment rates equal to 0% of the prepayment assumption -- i.e., no prepayments on the mortgage loans having the characteristics described below. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans.

         The following table has been prepared on the basis of the following modeling assumptions:

         o The mortgage loans prepay at the indicated percentage of the prepayment assumption,

         o distributions on the notes are received in cash on the ____ day of each month commencing in ____________,

         o        no defaults or delinquencies in, or modifications,  waivers or
                  amendments   respecting  the  payment  by  the  mortgagors  of
                  principal and interest on the mortgage loans occur,

         o scheduled payments are assumed to be received on the last day of each month commencing in ____________, or as presented in the following table, and prepayments represent payments in full of individual mortgage loans and are assumed to be received on the last day of each month, commencing in ____________, or as presented in the following table, and include thirty (30) days' interest thereon,

         o        the notes are purchased on ____________,

         o the Specified Over-collateralized Amount is as enumerated in the Indenture,

         o on each distribution date, all Excess Interest for each pool is applied to build up over-collateralization necessary to satisfy the Specified Over-Collateralized Amount for each pool, except for the first distribution date, on which the amount of Excess Interest applied to build up over-collateralization is zero,

         o the mortgage loans in pool I consist of ____________ mortgage loans having the following characteristics:

      Principal        Mortgage        Net Mortgage    Original Amortizing   Remaining Amortizing     Remaining Term to
      Balance($)   Interest Rate(%)  Interest Rate(%)    Term (in months)      Term (in months)      Maturity (in months)
--------------------------------------------------------------------------------------------------------------------------



         o The mortgage loans in pool II consists of ____________ mortgage loans having the following characteristics:

      Principal        Mortgage        Net Mortgage    Original Amortizing   Remaining Amortizing     Remaining Term to
      Balance($)   Interest Rate(%)  Interest Rate(%)    Term (in months)      Term (in months)      Maturity (in months)
--------------------------------------------------------------------------------------------------------------------------



         The  foregoing  modeling   assumptions  are  assumptions  and  are  not
necessarily indicative of actual performance.

         Based upon the foregoing modeling assumptions, the tables below indicate the weighted average life and earliest retirement date of the notes assuming that the mortgage loans prepay according to the indicated percentages of the prepayment assumption.

                             WEIGHTED AVERAGE LIVES

Class A-1 Notes

      Prepayment                 Weighted Average                 Earliest
   Assumption (HEP)               Life in Years(               Retirement Date
--------------------------------------------------------------------------------


Class A-2 Notes

      Prepayment                 Weighted Average                 Earliest
   Assumption (HEP)               Life in Years                Retirement Date
--------------------------------------------------------------------------------


         The foregoing tables were prepared assuming that:

         o the weighted average life of each class of notes is determined by

                  o multiplying the amount of each principal payment used to retire the related class of notes by the number of years from the closing date to the final distribution date when the related class of notes is fully retired,

                  o        adding the results, and

                  o dividing the sum by the original principal balance of that class; and

         o the call of the class A-1 notes or the class A-2 notes, respectively, occurs as stated in this prospectus supplement.

                             ----------------------

         There is no assurance that prepayments will occur or, if they do occur, that they will occur at any percentage of HEP.

         The Indenture provides that none of the note insurer, the trust, the owner trustee, the indenture trustee, the depositor, the depositor, the originators or the servicer will be liable to any holder for any loss or damage incurred by the holder as a result of any difference in the rate of return received by the holder as compared to the applicable note rate, with respect to any holder of notes upon reinvestment of the funds received in connection with any premature repayment of principal on the notes, including any such repayment resulting from any prepayment by the mortgagor, any liquidation of the mortgage loan, or any repurchase of or substitution for any mortgage loan by the depositor or the servicer.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion of certain material federal income tax consequences of the purchase, ownership and disposition of the notes is to be considered only in connection with "Material Federal Income Tax Consequences" in the accompanying prospectus. The discussion in this prospectus supplement and in the accompanying prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the accompanying prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the notes.

TREATMENT OF THE NOTES

         The originators, the depositor and the trust agree, and the holders of the notes will agree by their purchase of the notes, to treat the notes as indebtedness for all federal, state and local income tax purposes. There are no regulations, published rulings or judicial decisions involving the characterization for federal income tax purpose of securities with terms substantially the same as the notes. In general, whether instruments such as the notes constitute indebtedness for federal income tax purposes is a question of fact, the resolution of which is based primarily upon the economic substance of the instruments and the transaction pursuant to which they are issued rather than merely upon the form of the transaction or the manner in which the instruments are labeled. The Internal Revenue Service and the courts have stated various factors to be taken into account in determining, for federal income tax purposes, whether an instrument constitutes indebtedness and whether a transfer of property is a sale because the transferor has relinquished substantial incidents of ownership in the property or whether the transfer is a borrowing secured by the property. On the basis of its analysis of these factors as applied to the facts and its analysis of the economic substance of the contemplated transaction, ________________________, special tax counsel to the depositor, is of the opinion that, for federal income tax purposes, the notes will be treated as indebtedness, and not as an ownership interest in the mortgage loans, or an equity interest in the sub-trust of the trust consisting of the pool I mortgage loans or the pool II mortgage loans, as the case may be, or in a separate association taxable as a corporation or other taxable entity. See "Material Federal Income Tax Consequences -- Debt Securities" in the accompanying prospectus.

         If the notes are characterized as indebtedness, interest paid or accrued on a note will be treated as ordinary income to holders of the notes and principal payments on a note will be treated as a return of capital to the extent of the holder's basis in the note allocable thereto. An accrual method taxpayer will be required to include in income interest on the notes when earned, even if not paid, unless it is determined to be uncollectible. The indenture trustee, on behalf of the trust, will report to the holders of the notes of record and the IRS the amount of interest paid and original issue discount, if any, accrued on the notes to the extent required by law.

         POSSIBLE ALTERNATIVE CHARACTERIZATIONS OF THE NOTES. Although, as described above, it is the opinion of special tax counsel that for federal income tax purposes, the notes will be characterized as indebtedness, this opinion is not binding on the IRS and thus no assurance can be given that such a characterization will prevail. If the IRS successfully asserted that the notes did not represent indebtedness for federal income tax purposes, holders of the notes would likely be treated as owning an interest in a partnership and not an interest in an association, or a publicly traded partnership, taxable as a corporation or a taxable mortgage pool. If the holders of the notes were treated as owing an equitable interest in a partnership, the partnership itself would not be subject to federal income tax; rather each partner would be taxed individually on their respective distributive share of the partnership's income, gain, loss, deductions and credits. The amount, timing and characterization of items of income and deduction for a holder of a note would differ if the notes were held to constitute partnership interests, rather than indebtedness. Since the parties will treat the notes as indebtedness for federal income tax purposes, none of the servicer, the indenture trustee or the owner trustee will attempt to satisfy the tax reporting requirements that would apply under this alternative characterization of the notes. Investors that are foreign persons are strongly advised to consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the notes.

         SPECIAL TAX ATTRIBUTES. The notes will not represent "real estate assets" for purposes of Section 856(c)(4)(A) of the Code or "[l]oans ... secured by an interest in real property" within the meaning of Section 7701(a)(19)(C) of the Code.

         DISCOUNT AND PREMIUM. It is not anticipated that the notes will be issued with any original issue discount. See "Material Federal Income Tax Consequences -- Discount and Premium -- Original Issue Discount" in the accompanying prospectus. The prepayment assumption that will be used for purposes of computing original issue discount, if any, for federal income tax purposes is the prepayment assumption. See "Prepayment and Yield Considerations" in this prospectus supplement. In addition, a subsequent purchaser who buys a note for less than its principal amount may be subject to the "market discount" rules of the Code. See "Material Federal Income Tax Consequences -- Discount and Premium -- Market Discount" in the accompanying prospectus. A subsequent purchaser who buys a note for more than its principal amount may be subject to the "market premium" rules of the Code. See "Material Federal Income Tax Consequences -- Discount and Premium -- Securities Purchased at a Premium" in the accompanying prospectus.

         SALE OR REDEMPTION OF THE NOTES. If a note is sold or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and that holder's adjusted basis in the note. See "Material Federal Income Tax Consequences -- Debt Securities -- Sale or Exchange" in the accompanying prospectus.

         OTHER MATTERS. For a discussion of backup withholding and taxation of foreign investors in the notes, see "Material Federal Income Tax Consequences -- Backup Withholding" and " --Foreign Investors -- Grantor Trust Securities and REMIC Regular Securities" in the accompanying prospectus.

TREATMENT OF THE TRUST

         Tax counsel is of the opinion that neither the sub-trust of the trust consisting of the pool I mortgage loans nor the sub-trust of the trust consisting of the pool II mortgage loans will be characterized as an association, or a publicly traded partnership, taxable as a corporation or a taxable mortgage pool.

                              ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974 and the Code impose certain restrictions on

         o        employee benefit plans -- as defined in Section 3(3) of ERISA,

         o plans described in section 4975(e)(1) of the Code, including individual retirement accounts or Keogh plans,

         o any entities whose underlying assets include plan assets by reason of a plan's investment in such entities and

         o persons who have specified relationships to such plans -- "Parties-in-Interest" under ERISA and "Disqualified Persons" under the Code.

         Section 406 of ERISA prohibits plans from engaging in particular transactions involving the assets of such plans with Parties-in-Interest with respect to such plans, unless a statutory or administrative exemption is applicable to the transaction. Excise taxes under Section 4975 of the Code, penalties under Section 502 of ERISA and other penalties may be imposed on plan fiduciaries and Parties-in-Interest, or Disqualified Persons, that engage in "prohibited transactions" involving assets of a plan. Individual retirement arrangements and other plans that are not subject to ERISA, but are subject to
Section 4975 of the Code, and Disqualified Persons with respect to these arrangements and plans, also may be subject to excise taxes and other penalties if they engage in prohibited transactions. Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517 (1993), an insurance company's general account may be deemed to include assets of the Plans investing in the general account -- e.g., through the purchase of an annuity contract. ERISA also imposes specified duties on persons who are fiduciaries of Plans subject to ERISA.

         Some transactions involving the purchase, holding or transfer of the notes might be deemed to constitute prohibited transactions under ERISA and the Code if assets of the trust were deemed to be assets of a plan. Under a regulation issued by the United States Department of Labor, the assets of the trust would be treated as plan assets of a plan for the purposes of ERISA and the Code only if the plan acquires an "equity interest" in the trust and none of the exceptions contained in this plan assets regulation is applicable. An equity interest is defined under the plan assets regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject, the depositor believes that the notes should be treated as indebtedness without substantial equity features for purposes of the plan assets regulation. This determination is based in part on the traditional debt features of the notes, including the reasonable expectation of purchasers of the notes that the notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. The debt treatment of the notes could change if the trust incurs losses. However, even if the notes are treated as debt for such purposes, the acquisition or holding of notes by or on behalf of a plan could be considered to give rise to a prohibited transaction if the trust or any of its affiliates is or becomes a Party-in-Interest or a Disqualified Person with respect to such plan. In this case, particular exemptions from the prohibited transaction rules could be applicable depending on the type and circumstances of the plan fiduciary making the decision to acquire a note. Included among these exemptions are: PTCE 90-1, regarding investments by insurance company pooled separate accounts; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 96-23, regarding transactions affected by in-house asset managers; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers." Each investor using the assets of a plan which acquires the notes, or to whom the notes are transferred, will be deemed to have represented that the acquisition and continued holding of the notes will be covered by one of the exemptions listed above or by another Department of Labor Class Exemption.

                                LEGAL INVESTMENT

         The notes will [not] constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                              PLAN OF DISTRIBUTION

         Subject to the terms and conditions of the Underwriting Agreement dated ____________ between the depositor and First Union Securities, Inc., as underwriter, the depositor has agreed to sell to the underwriter and the underwriter has agreed to purchase from the depositor the notes. The depositor is obligated to sell, and the underwriter is obligated to purchase, all of the notes offered hereby if any are purchased.

         The underwriter has advised the depositor that it proposes to offer the notes purchased by the underwriter for sale from time to time in one or more negotiated transactions or otherwise, at market prices prevailing at the time of sale, at prices related to such market prices or at negotiated prices. The underwriter may effect these transactions by selling these notes to or through dealers, and these dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter or purchasers of the notes for whom they may act as agent. Any dealers that participate with the underwriter in the distribution of the notes purchased by the underwriter may be deemed to be underwriters, and any discounts or commissions received by them or the underwriter and any profit on the resale of notes by them or the underwriter may be deemed to be underwriting discounts or commissions under the Securities Act of 1933.

         In connection with the offering of the notes, the underwriter and its affiliates may engage in transactions that stabilize, maintain or otherwise affect the market price of the notes. These transactions may include stabilization transactions effected in accordance with Rule 104 of Regulation M, pursuant to which that person may bid for or purchase the notes for the purpose of stabilizing its market price. Any of the transactions described in this paragraph may result in the maintenance of the price of the notes at a level above that which might otherwise prevail in the open market. None of the transactions described in this paragraph is required, and, if they are taken, may be discontinued at any time without notice.

         [This prospectus supplement and the accompanying prospectus may be used by us, First Union Securities, Inc., our affiliate, and any of our other affiliates when required under the federal securities laws in connection with offers and sales of offered notes in furtherance of market-making activities in offered notes. First Union Securities, Inc. or any other such affiliate may act as principal or agent in such transactions. Sales will be made at prices related to prevailing market prices at the time of sale or otherwise.]

         For further information regarding any offer or sale of the notes pursuant to this prospectus supplement and the accompanying prospectus, see "Plan of Distribution" in the accompanying prospectus.

         The Underwriting Agreement provides that the depositor will indemnify the underwriter or contribute to losses arising out of specified liabilities, including liabilities under the Securities Act.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The Securities and Exchange Commission allows us to "incorporate by reference" certain information already on file with it. This means that we can disclose important information to you by referring you to those documents. This information is considered part of this prospectus supplement, and later information that is filed will automatically update and supersede this information. We incorporate by reference all of the documents listed in the accompanying prospectus under the heading "Incorporation of Documents by Reference" and the financial statements of ________________________ included in, or as exhibits to, the following documents:

         o        the   Annual   Report  on  Form   10-K  for  the  year   ended
                  ____________; and

         o        the  Quarterly  Report  on Form  10-Q  for the  quarter  ended
                  __________.

         You should rely only on the information incorporated by reference or provided in this prospectus supplement and the accompanying prospectus. We have not authorized anyone else to provide you with different information. You should not assume that the information in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the cover page of this prospectus supplement or the accompanying prospectus.

                             ADDITIONAL INFORMATION

         Residential Asset Funding Corporation has filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, for the notes offered pursuant to this prospectus supplement. This prospectus supplement and the accompanying prospectus, which form a part of the registration statement, omit certain information contained in such registration statement pursuant to the rules and regulations of the Securities and Exchange Commission. You may read and copy the registration statement at the Public Reference Room at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. and at the Securities and Exchange Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York, 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, the Securities and Exchange Commission maintains a site on the World Wide Web containing reports, proxy materials, information statements and other items. The address is http://www.sec.gov.

                                     EXPERTS

         The consolidated balance sheets of ____________ and subsidiaries as of ____________ and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended ________________________, incorporated by reference in this prospectus supplement, have been incorporated in this prospectus supplement in reliance on the report of ____________, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters in connection with the notes will be passed upon for the originators, the depositor and the servicer by ____________, ____________, for the trust by ____________, ____________, and for the depositor and the underwriter by ____________, ____________.

                                     RATINGS

         It is a condition to the original issuance of the notes that they will receive ratings of "[ ]" by _________ and "[ ]" by ___________. The ratings assigned to the notes will take into account the claims-paying ability of the note insurer. Explanations of the significance of these ratings may be obtained from ______________________________________ and
____________________________. These ratings will be the views only of the rating agencies. There is no assurance that any such ratings will continue for any period of time or that these ratings will not be revised or withdrawn. Any such revision or withdrawal of these ratings may have an adverse effect on the market price of the notes.

                                    GLOSSARY

         The following terms have the meanings given below when used in this prospectus supplement.

         Available Amount means, for any pool of mortgage loans and any distribution date, the amount on deposit in the related Distribution Account, exclusive of the amount of any Insured Payment and the Servicing Fee, on that distribution date.

         Class A-1 Interest Distribution Amount means, for any distribution date, an amount equal to the sum of the Current Interest for the class A-1 notes on that distribution date, less the amount of any Class A-1 Mortgage Loan Interest Shortfalls relating to that distribution date.

         Class A-1 Mortgage Loan Interest Shortfalls means, for any distribution date, the aggregate of the Mortgage Loan Interest Shortfalls in pool I, if any, for that distribution date, to the extent any Mortgage Loan Interest Shortfalls are not paid by the servicer as Compensating Interest.

         Class A-1 Note Rate means, with respect to any distribution date, the per annum rate equal to ____%. On any distribution date after the Note Clean-Up Call Date for the class A-1 notes, the Class A-1 Note Rate will be __________%.

         Class A-2 Interest Distribution Amount for any distribution date will be an amount equal to the sum of the Current Interest for the class A-2 notes on that distribution date, less the amount of any Class A-2 Mortgage Loan Interest Shortfalls relating to that distribution date.

         Class A-2 Mortgage Loan Interest Shortfalls for any distribution date will be the aggregate of the Mortgage Loan Interest Shortfalls in pool II, if any, for that distribution date, to the extent any Mortgage Loan Interest Shortfalls are not paid by the servicer as Compensating Interest.

         Class A-2 Note Rate means, for any distribution date, the per annum rate equal to _____%. On any distribution date after the Note Clean-up Call Date for the class A-2 notes, the Class A-2 Note Rate will be _________%.

         Compensating Interest means an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls for the related distribution date resulting from principal prepayments in full during the related due period and (b) its aggregate servicing fees received in the related due period

         Current Interest for any pool of mortgage loans and any distribution date is the interest that will accrue on the related class of notes at the applicable note rate on the aggregate outstanding principal balance of such class during the accrual period.

         Excess Interest for any pool of mortgage loans and any distribution date is equal to the excess of (x) the Available Amount for that pool and that distribution date over (y) the sum of

         o the Interest Distribution Amount for that pool and that distribution date,

         o Principal Distribution Amount for that pool and that distribution date -- calculated for this purpose without regard to any Over-collateralization Increase Amount or portion thereof included therein,

         o any Reimbursement Amount or other amount owed to the note insurer relating to that pool and

         o        the   indenture   trustee's   fees  for  that  pool  and  that
                  distribution date.

         Excess Over-collateralized Amount means, for each pool of mortgage loans and a distribution date, the difference, if any, between (a) the Over-collateralized Amount that would apply on that distribution date after taking into account all distributions to be made on that distribution date, except for any distributions of related Over-collateralization Reduction Amounts, and (b) the Specified Over-collateralized Amount.

         Foreclosure Profits as to any servicer remittance date, are the excess, if any, of (a) Net Liquidation Proceeds in respect of each mortgage loan that became a Liquidated Mortgage Loan during the month immediately preceding the month of that servicer remittance date over (b) the sum of the unpaid principal balance of each such Liquidated Mortgage Loan plus accrued and unpaid interest on the unpaid principal balance from the due date to which interest was last paid by the mortgagor.

         Insurance Proceeds are proceeds paid by any insurer pursuant to any insurance policy covering a mortgage loan to the extent these proceeds are not applied to the restoration of the mortgaged property or released to the mortgagor. "Insurance Proceeds" do not include "Insured Payments."

         Insured Distribution Amount for any pool of mortgage loans and any distribution date, is the sum of:

         o the Interest Distribution Amount for that pool and that distribution date,

         o the amount of the Over-collateralization Deficit applicable to that pool and that distribution date, if any, and

         o on the distribution date which is a final stated maturity date, the aggregate outstanding principal balance for the related class of notes.

         Insured Payment for any pool of mortgage loans and any distribution date will equal the amount by which the Insured Distribution Amount for that pool and that distribution date exceeds the Available Amount less the indenture trustee's fees for that pool and that distribution date.

         Interest Distribution Amount means the Class A-1 Interest Distribution Amount or the Class A-2 Interest Distribution Amount, as applicable.

         Liquidation Expenses as to any Liquidated Mortgage Loan are all expenses incurred by the servicer in connection with the liquidation of the mortgage loan, including, without duplication, unreimbursed expenses for real property taxes and unreimbursed servicing advances. In no event may Liquidation Expenses on a Liquidated Mortgage Loan exceed the Liquidation Proceeds.

         Liquidated Loan Loss as to any Liquidated Mortgage Loan is the excess, if any, of (a) the unpaid principal balance of that Liquidated Mortgage Loan plus accrued and unpaid interest on the unpaid principal balance from the due date to which interest was last paid by the Mortgagor over (b) the sum of the Net Liquidation Proceeds and the amount of any previously unreimbursed Periodic Advances in respect of the mortgage loan.

         Liquidation Proceeds are amounts, other than Insurance Proceeds, received by the servicer in connection with (a) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or
(b) the liquidation of a defaulted mortgage loan through a sale, foreclosure sale, REO Disposition or otherwise.

         Mortgage Loan Interest Shortfalls means Civil Relief Act interest shortfalls and Prepayment Interest Shortfalls.

         Net Foreclosure Profits as to any servicer remittance date, are the excess, if any, of (a) the aggregate Foreclosure Profits on that servicer remittance date over (b) Liquidated Loan Losses on that servicer remittance date.

         Net Liquidation Proceeds as to any Liquidated Mortgage Loan, are Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances made by the servicer.

         Net Mortgage Loan Interest Shortfalls means the Class A-1 Mortgage Loan Interest Shortfalls or the Class A-2 Mortgage Loan Interest Shortfalls, as applicable.

         Net REO Proceeds as to any REO property, are REO Proceeds net of any expenses of the servicer.

         Note Clean-up Call Date means the first distribution date on which the aggregate outstanding principal balance of the related class of notes is equal to or less than 10% of the aggregate original principal balance of such class of notes

         Over-collateralized Amount means, for any distribution date and a pool of mortgage loans, the excess, if any, of (x) the sum of (a) the aggregate principal balances of the mortgage loans in that pool as of the close of business on the last day of the preceding calendar month and (b) the amounts, if any, on deposit in the pre-funding accounts, over (y) the aggregate principal balance of the related class of notes as of that distribution date --following the making of all distributions on that distribution date, other than any Over-collateralization Increase Amount for that distribution date.

         Over-collateralization Deficit for any distribution date, is the amount by which the aggregate outstanding principal balance of the notes exceeds the sum of

         o        the aggregate principal balance of the mortgage loans,

         o any amount on deposit in the pre-funding accounts on that distribution date, and

         o any amounts on deposit in the Cross-collateralization Reserve Accounts on that distribution date, after application of all amounts due on that distribution date.

         Over-collateralization Increase Amount for any pool of mortgage loans and any distribution date is the amount of Excess Interest to be applied as an accelerated payment of principal on the related class of notes until the over-collateralization for that pool reaches the Specified Over-collateralized Amount. This payment is limited to the extent of the Available Amount as described in the definition of "Principal Distribution Amount.

         Over-collateralization Reduction Amount for any pool of mortgage loans and any distribution date, is the difference, if any, between (a) the Over-collateralized Amount for that pool that would apply on that distribution date after taking into account all distributions to be made on that distribution date -- except for any distributions of related Over-collateralization Reduction Amounts -- and (b) the Specified Over-collateralized Amount for that pool and that distribution date to the extent of principal available for distribution.

         Periodic Advances means advances made by the servicer on each distribution date for delinquent payments of interest on the mortgage loans, at a rate equal to the interest rate on the mortgage note, less the servicing fee rate.

         Prepayment Interest Shortfall means, for any distribution date, an amount equal to the excess, if any, of (a) thirty days' interest on the outstanding principal balance of these mortgage loans at a per annum rate equal to the mortgage interest rate -- or at any lower rate as may be in effect for these mortgage loan because of application of the Civil Relief Act, any reduction as a result of a bankruptcy proceeding and/or any reduction by a court of the monthly payment due on these mortgage loan -- minus the rate at which the servicing fee is calculated, over (b) the amount of interest actually remitted by the mortgagor in connection with the principal prepayment in full, less the servicing fee for such mortgage loan in such month.

         Principal Distribution Amount for any pool of mortgage loans and any distribution date will be the lesser of:

                  (a) the excess of (x) the sum, as of that distribution date, of (A) the Available Amount for that pool and (B) any Insured Payment on the related class of notes over (y) the sum of Interest Distribution Amount for that pool, the indenture trustee's fees, and the Reimbursement Amount allocable to the related class of notes; and

                  (b) the sum, without duplication, of:

                           (1) all principal in respect of the mortgage loans in that pool actually collected during the related due period;

                           (2) the principal balance of each mortgage loan that either was repurchased by the depositor or purchased by the servicer on the servicer remittance date from that pool, to the extent the principal balance is actually received by the indenture trustee;

                           (3) any substitution adjustments delivered by the depositor on the servicer remittance date in connection with a substitution of a mortgage loan in that pool, to the extent the substitution adjustments are actually received by the indenture trustee;

                           (4)      the  Net   Liquidation   Proceeds   actually
                                    collected by the servicer of all mortgage loans in that pool during the prior calendar month, to the extent the Net Liquidation Proceeds relate to principal;

                           (5)      on   the    ____________   or   ____________
                                    distribution dates, moneys released from the related pre-funding account, if any;

                           (6) the proceeds received by the indenture trustee upon the exercise by the servicer of its option to call the related class of notes, to the extent those proceeds relate to principal;

                           (7) the amount of any Over-collateralization Deficit for that pool for that distribution date;

                           (8) the proceeds received by the indenture trustee on any termination of the trust, to the extent those proceeds relate to principal, allocable to that pool;

                           (9) the amount of any Over-collateralization Increase Amount for that pool for that distribution date, to the extent of any Excess Interest for that pool available for that purpose, exclusive of the amount of Excess Interest for that pool  necessary  to make the payment of
                                    (A)   any   Net   Mortgage   Loan   Interest
                                    Shortfalls    for   that   pool   and   that
                                    distribution  date  and  (B)  the  Shortfall
                                    Amount   for  the   other   pool   and  that
                                    distribution date;

                           (10) if the note insurer shall so elect, an amount of principal, including Liquidated Loan Losses, that would have been payable pursuant to clauses (1) through (9) above if sufficient funds were available therefor;

                                                      minus
                                                      -----

                           (11) the amount of any Over-collateralization Reduction Amount for that pool for that distribution date.

         In no event will the Principal Distribution Amount for a pool for any distribution date be (x) less than zero or (y) greater than the then outstanding aggregate principal balance for the notes.

         Qualified Substitute Mortgage Loan means any mortgage loan or mortgage loans substituted for a deleted mortgage loan and which, among other things,


         o relates or relate to a detached one-family residence or to the same type of residential property as the deleted mortgage loan and, has or have the same or a better lien priority as the deleted mortgage loan and has or have the same occupancy status as the deleted mortgage loan or is or are owner-occupied mortgaged property or properties,


         o matures or mature no later than, and not more than one year earlier than, the deleted mortgage loan,

         o has or have a LTV or LTV at the time of the substitution no higher than the LTV of the deleted mortgage loan,

         o has or have a CLTV or CLTVs at the time of the substitution no higher than the CLTV of the deleted mortgage loan,

         o has or have a principal balance or principal balances, after application of all payments received on or prior to the date of substitution, not substantially less and not more than the principal balance of the deleted mortgage loan as of that date,

         o has or have a mortgage interest rate of at least the same interest rate as the deleted mortgage loan and

         o complies or comply, as of the date of substitution, with each representation and warranty enumerated in the Loan Sale Agreement.

         Reimbursement Amount means, for each pool of mortgage loans and each distribution date, the lesser of (x) the excess of (a) the amount then on deposit in the Distribution Account over (b) the Insured Distribution Amounts for that pool and that distribution date and (y) the amount of all Insured Payments and other amounts due to the note insurer for that pool pursuant to the Insurance Agreement, including the premium amount, which have not been previously paid.

         REO Proceeds are monies received from any REO property, including, without limitation, proceeds from the rental of the mortgaged property.

         Shortfall Amount means, for a pool of mortgage loans and any distribution date, the sum of

         o any shortfall in the amount of the Interest Distribution Amount for that pool actually distributed to the holders of the related class of notes,

         o any shortfall in the amount of the Net Mortgage Loan Interest Shortfalls for that pool actually distributed to the holders of the related class of notes,

         o the amount of any Over-collateralization Deficit for that pool and that distribution date and

         o any shortfall in the payment of any amounts owed the note insurer.

         Specified Over-collateralized Amount for a pool of mortgage loans and any distribution date will be the amount of Over-collateralization which the note insurer requires for that pool and that distribution date.

         Specified Reserve Amount means, for each pool of mortgage loans and any distribution date, the difference between (x) the Specified Over-collateralized Amount for that pool and that distribution date and (y) the Over-collateralized Amount for that pool on that distribution date.

================================================================================

No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this prospectus supplement and the prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the depositor or by the underwriter. This prospectus supplement and the prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby by anyone in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making the offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this prospectus supplement and the prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information in this prospectus supplement or in the prospectus is correct as of any time since the date of this prospectus supplement or the prospectus.

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

Table of Contents...........................................................S-ii
Summary.....................................................................S-1
Risk Factors................................................................S-3
Transaction Overview........................................................S-7
The Mortgage Loan Pools.....................................................S-8
The Originators, the Depositor, the Servicer and the
    Subservicer.............................................................S-17
The Owner Trustee...........................................................S-19
The Indenture Trustee.......................................................S-19
The Collateral Agent........................................................S-19
Description of the Notes and the Trust Certificates.........................S-19
Servicing of the Mortgage Loans.............................................S-34
The Note Insurance Policy...................................................S-41
The Note Insurer............................................................S-44
Prepayment and Yield Considerations.........................................S-46
Certain Federal Income Tax Considerations...................................S-49
ERISA Considerations........................................................S-51
Legal Investment............................................................S-52
Plan of Distribution........................................................S-52
Experts.....................................................................S-53
Ratings.....................................................................S-53
Legal Matters...............................................................S-53
Glossary....................................................................S-55


                                   PROSPECTUS

Summary of Prospectus..........................................................1
Risk Factors...................................................................3
The Sponsor....................................................................6
Use of Proceeds................................................................6
Description of the Securities..................................................6
The Trust Funds...............................................................11
Credit Enhancement............................................................19
Servicing.....................................................................21
The Agreements................................................................27
Legal Aspects of Loans........................................................33
Material Federal Income Tax Consequences......................................44
State Tax Considerations......................................................63
ERISA Considerations..........................................................63
Legal Investment..............................................................66
Available Information.........................................................66
Incorporation of Documents by Reference.......................................67
Plan of Distribution..........................................................67
Legal Matters.................................................................67
Financial Information.........................................................67


================================================================================

                                $_______________


                             ______________________
                                     Issuer

                            _________________________
                                    Servicer

                      Residential Asset Funding Corporation

                                     Sponsor

                                   $__________
                                 Class A-1 Notes

                                   $__________
                                 Class A-2 Notes

                             Mortgage-Backed Notes,

                                 Series _______



                               ------------------

                              PROSPECTUS SUPPLEMENT

                               -------------------




                               -------------------



                                   ----------


================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

         The registrant estimates that expenses in connection with the offering described in this registration statement will be as follows:


Securities and Exchange Commission registration fee                     $    250
Printing expenses                                                         35,000
Accounting fees and expenses                                              30,000
Legal fees and expenses                                                  200,000
Fees and expenses (including legal fees) for qualifications
  under state securities laws                                             10,000
Trustee's fees and expenses                                                5,000
Rating Agency fees and expenses                                           40,000
Miscellaneous                                                            200,000
                                                                        --------
Total                                                                   $520,250
                                                                        ========



         All amounts except the Securities and Exchange Commission registration fee are estimated.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Sections 55-8-50 through 55-8-58 of the revised North Carolina Business Corporation Act (the "NCBCA") contain specific provisions relating to indemnification of directors and officers of North Carolina corporations. In general, the statute provides that (i) a corporation must indemnify a director or officer who is wholly successful in his defense of a proceeding to which he is a party because of his status as such, unless limited by the articles of incorporation, and (ii) a corporation may indemnify a director or officer if he is not wholly successful in such defense, if it is determined as provided in the statute that the director or officer meets a certain standard of conduct, provided when a director or officer is liable to the corporation, the corporation may not indemnify him. The statute also permits a director or officer of a corporation who is a party to a proceeding to apply to the courts for indemnification, unless the articles of incorporation provide otherwise, and the court may order indemnification under certain circumstances set forth in the statute. The statute further provides that a corporation may in its articles of incorporation, by contract or by resolution provide indemnification in addition to that provided by the statute, subject to certain conditions set forth in the statute.

         The articles of incorporation of the registrant provide that the personal liability of each director of the corporation is eliminated to the fullest extent permitted by the provisions of the NCBCA, as presently in effect or as amended. No amendment, modification or repeal of this provision of the articles of incorporation shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.

         First Union Corporation maintains directors and officers liability insurance for the benefit of its subsidiaries, subject to certain deductible amounts. In general, the policy insures (i) the registrant's directors and, in certain cases, its officers against loss by reason of any of their wrongful acts, and/or (ii) the registrant against loss arising from claims against the directors and officers by reason of their wrongful acts, all subject to the terms and conditions contained in the policy.

         In connection with an agreement between the registrant and Peter H. Sorensen, an independent director of the registrant, the registrant has agreed to indemnify and hold harmless Peter H. Sorensen from any and all loss, claim, damage or cause of action, including reasonable attorneys' fees related thereto (collectively, "Claims"), incurred by Peter H. Sorensen in the performance of his duties as a director; provided, however, that Peter H. Sorensen shall not be so indemnified for such Claims if they arise from his own negligence or willful misconduct.

         Under agreements which may be entered into by the registrant, certain controlling persons, directors and officers of the registrant may be entitled to indemnification by underwriters and agents who participate in the distribution of Securities covered by the registration statement against certain liabilities, including liabilities under the Securities Act.


ITEM 16.  EXHIBIT SCHEDULE

EXHIBIT NUMBER                      DESCRIPTION OF EXHIBIT
      (a) Any required financial statements of a provider of credit enhancement will be included as an appendix to the related Prospectus Supplement
      1.1 Form of Underwriting Agreement between the registrant and the underwriter named therein, relating to the distribution of the Securities*
      3.1        Certificate of Incorporation of Residential Asset Funding
                 Corporation*
      3.2        By-laws of Residential Asset Funding Corporation*
      4.1        Form of Pooling and Servicing Agreement*
      4.2        Form of Indenture*
      4.3        Form of Sale and Servicing Agreement*
      4.4        Form of Mortgage Loan Purchase Agreement*
      4.5        Form of Trust Agreement*
      4.6        Form of Securitization Sponsorship Agreement**

      5.1 Opinion of Dewey Ballantine LLP as to legality of the Securities***
      8.1        Opinion of Dewey Ballantine LLP with respect to tax matters***
     23.1        Consent of Dewey Ballantine LLP (contained in Exhibit 5.1)
     24.1        Power of Attorney (contained on signature page)

       * Incorporated by reference to the registrant's prior registration statement, no. 333-64775.

      ** Incorporated by reference to the registrant's prior registration statement, no. 333-81721.

     ***         Previously Filed


ITEM 17.  UNDERTAKINGS

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                                    (i) To include  any  prospectus  required by
                           Section 10(a)(3) of the Securities Act of 1933;

                                    (ii) To reflect in the  prospectus any facts
                           or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                                    (iii) To include  any  material  information
                           with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                           provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the registrant pursuant to
                           Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (d) The undersigned registrant hereby undertakes that:

                  (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

                  (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (e) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act ("Act") in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina on the 23rd day of October, 2001.

                                           RESIDENTIAL ASSET FUNDING CORPORATION


                                           By:  /s/  Benjamin F. Williams, Jr.
                                                --------------------------------
                                                Name:  Benjamin F. Williams, Jr.
                                                Title: President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated on October 23, 2001.


            SIGNATURE                                    TITLE
            ---------                                    -----



By:  /s/ Brian E. Simpson
     ----------------------------------
Name:  Brian E. Simpson                      Chairman, President and Director


By:  /s/ James H. Hatch
     ----------------------------------
Name:  James H. Hatch                        Senior Vice President and Treasurer


By:  /s/ Dean Christiansen
     ----------------------------------
Name:  Dean Christiansen                     Director

By:  /s/ Michael Warden
     ----------------------------------
Name:  Michael Warden                        Director





KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears above constitutes and appoints each of James F. Powers, Timothy F. Danello, David K. Tinkler and Bruce Hurwitz his true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorney-in-fact and agent, acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                  EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION OF EXHIBIT
      (a) Any required financial statements of a provider of credit enhancement will be included as an appendix to the related Prospectus Supplement
      1.1 Form of Underwriting Agreement between the registrant and the underwriter named therein, relating to the distribution of the Securities*
      3.1        Certificate of Incorporation of Residential Asset Funding
                 Corporation*
      3.2        By-laws of Residential Asset Funding Corporation*
      4.1        Form of Pooling and Servicing Agreement*
      4.2        Form of Indenture*
      4.3        Form of Sale and Servicing Agreement*
      4.4        Form of Mortgage Loan Purchase Agreement*
      4.5        Form of Trust Agreement*

      4.6        Form of Securitization Sponsorship Agreement**

      5.1 Opinion of Dewey Ballantine LLP as to legality of the Securities***

      8.1        Opinion of Dewey Ballantine LLP with respect to tax matters***

     23.1        Consent of Dewey Ballantine LLP (contained in Exhibit 5.1)

     24.1        Power of Attorney (contained on signature page)

       *         Incorporated by reference to the registrant's prior
                 registration statement, no. 333-64775.
      **         Incorporated by reference to the registrant's prior
                 registration statement, no. 333-81721.

     ***         Previously Filed


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